UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 17 of its series:

Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Moderate Balanced Fund, Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, Wells Fargo Advantage Small Company Value Fund, Wells Fargo Advantage Core Bond Fund, Wells Fargo Advantage Real Return Fund, Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio.

Date of reporting period: May 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS

Wells Fargo Advantage Allocation Funds

Annual Report

May 31, 2015

■	Wells Fargo Advantage Growth Balanced Fund

■	Wells Fargo Advantage Moderate Balanced Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/index.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CRS, is also available on the SEC’s website at sec.gov.

**	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/corebond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CRS, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of May 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Funds disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Allocation Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Among the most significant influences on the equity and bond markets during the period were improving U.S. economic data, a stronger U.S. dollar, declining oil and natural gas prices, and global central bank actions intended to support economic activity.

The U.S. Federal Reserve (Fed) kept short-term interest rates low, which stifled fixed-income returns across the maturity spectrum while encouraging equity investing, which supported demand for stocks.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Allocation Funds for the 12-month period that ended May 31, 2015. Among the most significant influences on the equity and bond markets during the period were improving U.S. economic data, a stronger U.S. dollar, declining oil and natural gas prices, and global central bank actions intended to support economic activity.

U.S. equities trended higher while international stocks declined due to a stronger U.S. dollar.

U.S. stocks (as measured by the S&P 500 Index1) gained 11.8% as data reflected a strengthening economy. Gross domestic product (GDP) growth rates on a quarterly basis were 5.0% and 2.2% in the third and fourth quarters of 2014, respectively, before dipping to -0.7% for the first quarter of 2015. Observers attributed the negative result to another harsh winter, a stronger U.S. dollar, and lower capital spending by U.S. energy companies as oil and natural gas prices fell. Generally, corporate earnings were favorable, consumer confidence improved, and the labor market continued to recover. Unemployment declined from 6.3% in May 2014 to 5.5% in May 2015. The U.S. Federal Reserve (Fed) kept short-term interest rates low, which stifled fixed-income returns across the maturity spectrum while encouraging equity investing, which supported demand for stocks.

Developed country international stocks (as measured by the MSCI EAFE Index (Net)2) declined 0.5% in U.S. dollar terms. Investment returns earned overseas were reduced upon conversion to U.S. dollars due to the U.S. currency’s higher relative value. Central banks in Europe, Japan, and China sought to spark economic growth through low interest rates and easy-money policies. The European Central Bank launched a quantitative easing (QE)-related bond-buying program, through which it is expected to buy more than one trillion euros of mostly government bonds between March 2015 and September 2016. Initial signs suggested that low interest rates and QE benefited economic growth in some of the larger eurozone countries when, for the first time in five years, all four of the region’s largest economies—France, Germany, Italy, and Spain—recorded GDP growth during the first quarter of 2015. Nevertheless, a number of smaller countries in the region struggled with high sovereign debt and austerity programs, perhaps most notably Greece, where the possibility of default on its loan agreements remained a possibility as the end of the period approached.

In the Pacific region, the Bank of Japan maintained accommodative monetary policies as it sought to stimulate growth in an economy that has been beset by deflationary pressures during the past two decades. Japan’s economy rebounded from a recession in the final quarter of 2014, but growth was weaker than expected. In China, economic growth remains positive but at lower levels than in recent years. In response, the People’s Bank of China reduced interest rates three times in seven months in an effort to spark economic activity. QE and low-interest-rate policies have supported U.S. stock market gains since 2009. With major

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Allocation Funds	3

central banks overseas now pursuing similar policies, many observers anticipated a similar beneficial influence on equity markets in those countries.

Following the close of the period, contentious negotiations between the European Union and the Greek government regarding that nation’s sovereign debt unsettled investors globally—as did an abrupt sell-off in China’s equity market. At the end of June, the Greek debt drama moved closer to a resolution and China’s government took additional steps to support its capital markets. Markets in the U.S. and elsewhere reacted favorably to these developments and moved higher.

Domestic bonds outperformed foreign bonds thanks to U.S. bond yield premiums.

In fixed-income markets, the Barclays U.S. Aggregate Bond Index3 advanced 3.0% while bonds outside the U.S. declined 12.2% (as measured by the Barclays Global Aggregate ex U.S. Dollar Bond Index4). Positive domestic fixed-income returns countered investor expectations that bonds would suffer when the Fed ended its QE-related bond-buying program in October 2014. Higher domestic bond yields relative to international bonds drove continued investor demand for U.S. issues.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[3]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

[4]	The Barclays Global Aggregate ex U.S. Dollar Bond Index tracks an international basket of government, corporate, agency, and mortgage-related bonds. You cannot invest directly in an index.

4	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Growth Balanced Fund1

Investment objective

The Fund seeks total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Subadvisers for the master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA, FRM

Thomas C. Biwer, CFA

Aldo Ceccarelli, CFA

Christian L. Chan, CFA

Erik J. Sens, CFA

Average annual total returns (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFGBX)	10-14-1998	1.73	10.96	5.73	7.94	12.28	6.36	1.39	1.20
Class B (NVGRX)*	10-1-1998	2.12	11.17	5.80	7.12	11.43	5.80	2.14	1.95
Class C (WFGWX)	10-1-1998	6.13	11.43	5.56	7.13	11.43	5.56	2.14	1.95
Administrator Class (NVGBX)	11-11-1994	–	–	–	8.16	12.55	6.62	1.23	0.95
Growth Balanced Composite Index[4]	–	–	–	–	7.60	11.57	7.11	–	–
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	3.03	3.90	4.61	–	–
MSCI EAFE Net (USD) Index[6]	–	–	–	–	(0.48)	9.95	5.56	–	–
Russell 1000® Growth Index[7]	–	–	–	–	14.73	17.67	9.26	–	–
Russell 1000® Value Index[8]	–	–	–	–	9.03	15.62	7.38	–	–
Russell 2000® Index[9]	–	–	–	–	11.32	15.04	8.73	–	–
S&P 500 Index[10]	–	–	–	–	11.81	16.54	8.12	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 6.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	5

Wells Fargo Advantage Growth Balanced Fund (continued)

Growth of $10,000 investment[11] as of May 31, 2015

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 6.

6	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Growth Balanced Fund (continued)

[1]	The Fund is a gateway blended fund that invests all of its assets in two or more affiliated master portfolios of the Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolios in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the affiliated master portfolios are included in the cap. Without this cap, the Fund’s returns would have been lower.

[4]	Source: Wells Fargo Funds Management, LLC. The Growth Balanced Composite Index is weighted 35% in the Barclays U.S. Aggregate Bond Index, 16.25% in the Russell 1000® Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000® Growth Index, 9.75% in the MSCI EAFE Net (USD) Index, and 6.50% in the Russell 2000® Index. You cannot invest directly in an index.

[5]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

[6]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Net (USD) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[7]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[8]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[9]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[10]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[11]	The chart compares the performance of Class A shares for the most recent ten years with the Growth Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE Net (USD) Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[12]	The Morgan Stanley Capital International All Country World Index (Net) (MSCI ACWI (Net)) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI (Net) consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[13]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[14]	Cash and cash equivalents are not reflected in the calculations of target allocations. Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on the Tactical Asset Allocation (TAA) Model as of the date specified. Target allocations are subject to change and may have changed since the date specified.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	7

Wells Fargo Advantage Growth Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed the Growth Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Net (USD) Index for the 12-month period that ended May 31, 2015. The Fund underperformed the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Index, and the S&P 500 Index during the same time period.

■	The Fund’s tactical asset allocation shifts contributed positively to the performance of the Fund relative to its composite benchmark.

■	The underperformance of a few underlying funds held in the portfolio detracted slightly from performance.

Accommodative policies by global central banks drove stock markets higher during the period.

Global equity markets continued to trend higher during the 12-month period despite concerns about weak overseas growth and uncertainty surrounding the timing of the U.S. Federal Reserve’s (Fed’s) anticipated interest-rate hike. For the period, the MSCI ACWI (Net)12, a broad measure of developed and emerging markets stocks, gained 13.04% in local currency terms and 5.08% in U.S. dollar terms. As has been the case during the current recovery, strong actions by global central banks played a large part in calming markets and boosting confidence among investors.

The Fed ended its bond-buying program in the fourth quarter of 2014 due to increasing economic signals of growth in the U.S. Bond prices rose as yields on 10-Year U.S. Treasury notes and 30-year U.S. Treasury bonds declined by approximately 0.4% and 0.5%, respectively. The Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 3.03% during the period. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) implemented massive stimulus programs to combat weak economic growth and muted inflationary pressures.

Ten largest holdings[13] (%) as of May 31, 2015
Apple Incorporated	1.52
FLHMC, 3.50%, 4-1-2043	0.91
JPMorgan Chase & Company	0.71
Facebook Incorporated	0.60
Exxon Mobil Corporation	0.55
U.S. Treasury Bond, 4.25%, 11-15-2040	0.53
Visa Incorporated	0.51
Microsoft Corporation	0.51
Medtronic plc	0.50
Amazon.com Incorporated	0.50

The Fund seeks to enhance returns by using a combination of inputs from multiple quantitative and qualitative factors in order to alter the effective allocation between stocks and bonds.

The Fund’s neutral allocation is 65% stocks and 35% bonds. During the entire 12-month period, the Fund maintained a higher tactical allocation to stocks. In order to implement the tilt toward equities, the Fund employed a futures overlay transaction by maintaining long positions in stock futures and short positions in U.S. Treasury futures.

Although the team continued to overweight stocks throughout the 12-month period, the allocation was not static and the team took advantage of changes in volatility and macroeconomic conditions to adjust the effective exposures.

The team expanded the holdings in the futures overlay to include futures on international equity indexes. Specifically, the team introduced a currency-hedged exposure to the EURO STOXX 50 futures contract, which seeks to track the performance of the largest 50 stocks in the eurozone. Hedging the currency component of our futures overlay contributed to the performance of the Fund.

Please see footnotes on page 6.

8	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Growth Balanced Fund (continued)

Neutral target allocation[14]

Current target allocation[14] as of May 31, 2015

The team remains cautiously optimistic about the longer-term outlook for stocks.

With bond yields hovering near historically low levels, the team continues to find stocks attractively priced relative to bonds. Accommodative policies by the ECB and the BOJ will likely provide a certain level of support for equity markets this year. Furthermore, we believe there are signs that the U.S. economy is picking up steam after a somewhat lackluster first quarter.

Our current outlook is tempered by higher equity valuations and the prospect of heightened volatility in the months to come, especially as the Fed’s anticipated interest-rate hike draws closer. Consequently, the team continues to modestly overweight stocks and expects to maintain the current posture until the quantitative models and the qualitative inputs signal a change.

Please see footnotes on page 6.

This page is intentionally left blank.

10	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Moderate Balanced Fund1

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Subadvisers for the master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA, FRM

Thomas C. Biwer, CFA

Aldo Ceccarelli, CFA

Christian L. Chan, CFA

Erik J. Sens, CFA

Average annual total returns (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFMAX)	1-30-2004	(0.22)	7.68	4.84	5.87	8.96	5.46	1.36	1.15
Class B (WMOBX)*	1-30-2004	0.07	7.85	4.91	5.07	8.15	4.91	2.11	1.90
Class C (WFBCX)	1-30-2004	4.06	8.15	4.67	5.06	8.15	4.67	2.11	1.90
Administrator Class (NVMBX)	11-11-1994	–	–	–	6.13	9.23	5.71	1.20	0.90
Moderate Balanced Composite Index[4]	–	–	–	–	5.43	8.09	5.86	–	–
Barclays Short Treasury 9–12 Months Index[5]	–	–	–	–	0.23	0.34	1.91	–	–
Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	3.03	3.90	4.61	–	–
MSCI EAFE Net (USD) Index[7]	–	–	–	–	(0.48)	9.95	5.56	–	–
Russell 1000® Growth Index[8]	–	–	–	–	14.73	17.67	9.26	–	–
Russell 1000® Value Index[9]	–	–	–	–	9.03	15.62	7.38	–	–
Russell 2000® Index[10]	–	–	–	–	11.32	15.04	8.73	–	–
S&P 500 Index[11]	–	–	–	–	11.81	16.54	8.12	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 12.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	11

Wells Fargo Advantage Moderate Balanced Fund (continued)

Growth of $10,000 investment[12] as of May 31, 2015

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 12.

12	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Moderate Balanced Fund (continued)

[1]	The Fund is a gateway blended fund that invests all of its assets in two or more affiliated master portfolios of the Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolios in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the affiliated master portfolios are included in the cap. Without this cap, the Fund’s returns would have been lower.

[4]	Source: Wells Fargo Funds Management, LLC. The Moderate Balanced Composite Index is weighted 45% in the Barclays U.S. Aggregate Bond Index, 15% in the Barclays Short Treasury: 9-12 Months Index, 10% in the Russell 2000® Index, 10% in the S&P 500 Index, 10% in the Russell 1000® Growth Index, 6% in the MSCI EAFE Net (USD) Index, and 4% in the Russell 2000® Index. You cannot invest directly in an index.

[5]	The Barclays U.S. Short Treasury: 9–12 Months Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon STRIPS. You cannot invest directly in an index.

[6]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

[7]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Net (USD) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[8]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[9]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[11]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[12]	The chart compares the performance of Class A shares for the most recent ten years with the Moderate Balanced Composite Index, the Barclays Short Treasury: 9-12 Months Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE Net (USD) Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[13]	The Morgan Stanley Capital International All Country World Index (Net) (MSCI ACWI (Net)) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI (Net) consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[14]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[15]	Cash and cash equivalents are not reflected in the calculations of target allocations. Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on the Tactical Asset Allocation (TAA) Model as of the date specified. Target allocations are subject to change and may have changed since the date specified.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	13

Wells Fargo Advantage Moderate Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed the Moderate Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, the Barclays Short Treasury 9–12 Months Index, and the MSCI EAFE Net (USD) Index for the 12-month period that ended May 31, 2015. The Fund underperformed the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, and the S&P 500 Index during the same time period.

■	The Fund’s tactical asset allocation shifts contributed positively to the performance of the Fund relative to its composite benchmark.

■	The underperformance of a few underlying funds held in the portfolio detracted slightly from performance.

Accommodative policies by global central banks drove stock markets higher during the period.

Global equity markets continued to trend higher during the 12-month period despite concerns about weak overseas growth and uncertainty surrounding the timing of the U.S. Federal Reserve’s (Fed’s) anticipated interest-rate hike. For the period, the MSCI ACWI (Net)13, a broad measure of developed and emerging markets stocks, gained 13.04% in local currency terms and 5.08% in U.S. dollar terms. As has been the case during the current recovery, strong actions by global central banks played a large part in calming markets and boosting confidence among investors.

The Fed ended its bond-buying program in the fourth quarter of 2014 due to increasing economic signals of growth in the U.S. Bond prices rose as yields on 10-Year U.S. Treasury notes and 30-year U.S. Treasury bonds declined by approximately 0.4% and 0.5%, respectively. The Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 3.03% during the period. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) implemented massive stimulus programs to combat weak economic growth and muted inflationary pressures.

Ten largest holdings[14] (%) as of May 31, 2015
FHLMC, 3.50%, 4-1-2043	1.17
Apple Incorporated	0.93
FHLMC Structured Pass-Through Securities Series T-58 Class 4A, 7.50%, 9-25-2043	0.83
U.S. Treasury Bill, 0.12%, 2-4-2016	0.71
U.S. Treasury Bond, 4.25%, 11-15-2040	0.68
FNMA Series 2002-W4 Class A4, 6.25%, 5-25-2042	0.62
FNMA, 3.50%, 9-1-2032	0.62
U.S. Treasury Bill, 0.17%, 3-3-2016	0.55
FNMA Series 2006-M2 Class A2F, 5.25%, 5-25-2020	0.48
U.S. Treasury Bond, 2.50%, 2-15-2045	0.44

The Fund seeks to enhance returns by using a combination of inputs from multiple quantitative and qualitative factors to alter allocations among stocks and bonds.

The Fund’s neutral allocation is 40% stocks and 60% bonds. During the entire 12-month period, the Fund maintained a higher tactical allocation to stocks. In order to implement the tilt toward equities, the Fund employed a futures overlay transaction by maintaining long positions in stock futures and short positions in U.S. Treasury futures.

Although the team continued to overweight stocks throughout the 12-month period, the allocation was not static and the team took advantage of changes in volatility and macroeconomic conditions to adjust the effective exposures.

Please see footnotes on page 12.

14	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Moderate Balanced Fund (continued)

The team expanded the holdings in the portfolio’s futures overlay to include futures on international equity indexes. Specifically, the team introduced a currency-hedged exposure to the EURO STOXX 50 futures contract, which seeks to track the performance of the largest 50 stocks in the eurozone. Hedging the currency component of our futures overlay contributed to the performance of the Fund.

Neutral target allocation[15]

Current target allocation[15] as of May 31, 2015

The team remains cautiously optimistic about the longer-term outlook for stocks.

With bond yields hovering near historically low levels, the team continues to find stocks attractively priced relative to bonds. Accommodative policies by the ECB and the BOJ will likely provide a certain level of support for equity markets this year. Furthermore, there are signs that the U.S. economy is picking up steam after a somewhat lackluster first quarter.

Our current outlook is tempered by higher equity valuations and the prospect of heightened volatility in the months to come, especially as the Fed’s anticipated interest-rate hike draws closer. Consequently, the team continues to modestly overweight stocks and expects to maintain the current posture until the quantitative models and the qualitative inputs signal a change.

Please see footnotes on page 12.

Fund expenses (unaudited)	Wells Fargo Advantage Allocation Funds	15

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Growth Balanced Fund	Beginning account value 12-1-2014	Ending account value 5-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,032.05	$6.08	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Class B
Actual	$1,000.00	$1,028.26	$9.86	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Class C
Actual	$1,000.00	$1,028.14	$9.86	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Administrator Class
Actual	$1,000.00	$1,033.27	$4.82	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Wells Fargo Advantage Moderate Balanced Fund
Class A
Actual	$1,000.00	$1,023.83	$5.80	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Class B
Actual	$1,000.00	$1,019.91	$9.57	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Class C
Actual	$1,000.00	$1,020.19	$9.57	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Administrator Class
Actual	$1,000.00	$1,024.91	$4.54	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

16	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

GROWTH BALANCED FUND

Security name				Value

Investment Companies: 99.74%

Affiliated Master Portfolios: 99.74%
Wells Fargo Advantage C&B Large Cap Value Portfolio				$14,033,232
Wells Fargo Advantage Core Bond Portfolio				18,319,444
Wells Fargo Advantage Diversified Large Cap Growth Portfolio				42,207,034
Wells Fargo Advantage Emerging Growth Portfolio				4,151,873
Wells Fargo Advantage Index Portfolio				42,343,996
Wells Fargo Advantage International Growth Portfolio				12,651,899
Wells Fargo Advantage International Value Portfolio				12,460,588
Wells Fargo Advantage Large Company Value Portfolio				28,281,728
Wells Fargo Advantage Managed Fixed Income Portfolio				64,126,404
Wells Fargo Advantage Real Return Portfolio				9,158,067
Wells Fargo Advantage Small Company Growth Portfolio				4,237,301
Wells Fargo Advantage Small Company Value Portfolio				8,449,967

Total Investment Companies (Cost $222,858,629)				260,421,533

	Yield	Maturity date	Principal
Short-Term Investments: 0.39%

U.S. Treasury Securities: 0.39%
U.S. Treasury Bill #(z)	0.01%	6-25-2015	$40,000	40,000
U.S. Treasury Bill #(z)	0.04	11-5-2015	10,000	9,998
U.S. Treasury Bill #(z)	0.05	11-12-2015	20,000	19,995
U.S. Treasury Bill #(z)	0.05	11-19-2015	960,000	959,750

Total Short-Term Investments (Cost $1,029,670)				1,029,743

Total investments in securities (Cost $223,888,299) *	100.13%	261,451,276
Other assets and liabilities, net	(0.13)	(342,212)

Total net assets	100.00%	$261,109,064

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $224,724,853 and unrealized gains (losses) consists of:

Gross unrealized gains	$36,726,423
Gross unrealized losses	0

Net unrealized gains	$36,726,423

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	17

MODERATE BALANCED FUND

Security name				Value

Investment Companies: 99.65%

Affiliated Master Portfolios: 99.65%
Wells Fargo Advantage C&B Large Cap Value Portfolio				$5,937,122
Wells Fargo Advantage Core Bond Portfolio				16,272,052
Wells Fargo Advantage Diversified Large Cap Growth Portfolio				17,851,683
Wells Fargo Advantage Emerging Growth Portfolio				1,800,480
Wells Fargo Advantage Index Portfolio				17,907,404
Wells Fargo Advantage International Growth Portfolio				5,332,541
Wells Fargo Advantage International Value Portfolio				5,300,225
Wells Fargo Advantage Large Company Value Portfolio				11,938,873
Wells Fargo Advantage Managed Fixed Income Portfolio				56,959,330
Wells Fargo Advantage Real Return Portfolio				8,133,915
Wells Fargo Advantage Small Company Growth Portfolio				1,793,529
Wells Fargo Advantage Small Company Value Portfolio				3,580,544
Wells Fargo Advantage Stable Income Portfolio				27,050,231

Total Investment Companies (Cost $164,304,056)				179,857,929

	Yield	Maturity date	Principal
Short-Term Investments: 0.39%

U.S. Treasury Securities: 0.39%
U.S. Treasury Bill #(z)	0.01%	6-25-2015	$20,000	20,000
U.S. Treasury Bill #(z)	0.05	11-12-2015	40,000	39,991
U.S. Treasury Bill #(z)	0.05	11-19-2015	640,000	639,833
U.S. Treasury Bill #(z)	0.06	11-27-2015	10,000	9,997

Total Short-Term Investments (Cost $709,768)				709,821

Total investments in securities (Cost $165,013,824) *	100.04%	180,567,750
Other assets and liabilities, net	(0.04)	(77,901)

Total net assets	100.00%	$180,489,849

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $164,142,472 and unrealized gains (losses) consists of:

Gross unrealized gains	$16,425,278
Gross unrealized losses	0

Net unrealized gains	$16,425,278

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Allocation Funds	Statements of assets and liabilities—May 31, 2015

	Growth Balanced Fund	Moderate Balanced Fund

Assets
Investments
In affiliated Master Portfolios, at value (see cost below)	$260,421,533	$179,857,929
In unaffiliated securities, at value (see cost below)	1,029,743	709,821

Total investments, at value (see cost below)	261,451,276	180,567,750
Receivable for Fund shares sold	277,186	206,615
Receivable for investments sold	960,000	650,000
Prepaid expenses and other assets	18,257	19,761

Total assets	262,706,719	181,444,126

Liabilities
Payable for Fund shares redeemed	300,088	80,447
Payable for investments purchased	959,660	649,769
Due to custodian bank	340	231
Payable for daily variation margin on open futures contracts	189,439	130,422
Distribution fees payable	9,302	3,944
Administration fees payable	34,003	15,727
Shareholder servicing fees payable	55,565	38,408
Professional fees payable	19,561	19,146
Accrued expenses and other liabilities	29,697	16,183

Total liabilities	1,597,655	954,277

Total net assets	$261,109,064	$180,489,849

NET ASSETS CONSIST OF
Paid-in capital	$366,193,005	$159,112,988
Undistributed net investment income	2,484,235	915,734
Accumulated net realized gains (losses) on investments	(144,998,658)	4,999,349
Net unrealized gains on investments	37,430,482	15,461,778

Total net assets	$261,109,064	$180,489,849

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$64,222,930	$20,782,070
Shares outstanding – Class A1	1,574,234	881,773
Net asset value per share – Class A	$40.80	$23.57
Maximum offering price per share – Class A2	$43.29	$25.01
Net assets – Class B	$164,096	$208,013
Shares outstanding – Class B1	4,510	8,738
Net asset value per share – Class B	$36.39	$23.81
Net assets – Class C	$14,348,733	$6,042,303
Shares outstanding – Class C1	402,739	260,710
Net asset value per share – Class C	$35.63	$23.18
Net assets – Administrator Class	$182,373,305	$153,457,463
Shares outstanding – Administrator Class[1]	4,990,492	6,460,768
Net asset value per share – Administrator Class	$36.54	$23.75

Investments in affiliated Master Portfolios, at cost	$222,858,629	$164,304,056

Investments in unaffiliated securities, at cost	$1,029,670	$709,768

Total investments, at cost	$223,888,299	$165,013,824

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2015	Wells Fargo Advantage Allocation Funds	19

	Growth Balanced Fund	Moderate Balanced Fund

Investment income
Dividends allocated from affiliated Master Portfolios*	$2,765,314	$1,172,604
Interest allocated from affiliated Master Portfolios**	2,685,082	2,764,492
Securities lending income allocated from affiliated Master Portfolios	41,731	19,067
Interest	206	137
Expenses allocated from affiliated Master Portfolios	(1,416,225)	(945,050)
Waivers allocated from affiliated Master Portfolios	110,912	137,505

Total investment income	4,187,020	3,148,755

Expenses
Advisory fee	633,864	431,543
Administration fees
Fund level	126,773	86,309
Class A	163,536	51,158
Class B	746	623
Class C	34,907	13,478
Administrator Class	176,934	147,517
Shareholder servicing fees
Class A	157,247	49,190
Class B	717	599
Class C	33,564	12,960
Administrator Class	442,119	368,794
Distribution fees
Class B	2,151	1,797
Class C	100,692	38,880
Custody and accounting fees	10,509	7,800
Professional fees	32,137	33,202
Registration fees	55,228	47,915
Shareholder report expenses	70,116	33,392
Trustees’ fees and expenses	17,798	16,799
Other fees and expenses	10,006	9,789

Total expenses	2,069,044	1,351,745
Less: Fee waivers and/or expense reimbursements	(671,305)	(502,309)

Net expenses	1,397,739	849,436

Net investment income	2,789,281	2,299,319

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Securities transactions allocated from affiliated Master Portfolios	13,524,482	6,421,870
Futures transactions	2,176,789	1,479,190

Net realized gains on investments	15,701,271	7,901,060

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	1,703,481	365,991
Unaffiliated securities	73	53
Futures transactions	(588,949)	(388,809)

Net change in unrealized gains (losses) on investments	1,114,605	(22,765)

Net realized and unrealized gains (losses) on investments	16,815,876	7,878,295

Net increase in net assets resulting from operations	$19,605,157	$10,177,614

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$83,231	$35,843
** Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$390	$333

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Growth Balanced Fund
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$2,789,281		$2,929,153
Net realized gains on investments		15,701,271		15,766,495
Net change in unrealized gains (losses) on investments		1,114,605		15,973,472

Net increase in net assets resulting from operations		19,605,157		34,669,120

Distributions to shareholders from
Net investment income
Class A		(268,805)		(546,500)
Class B		0		(1,163)
Class C		(29,178)		(55,253)
Administrator Class		(1,028,262)		(2,226,393)

Total distributions to shareholders		(1,326,245)		(2,829,309)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	185,450	7,274,394	194,629	6,998,960
Class B	1,558	53,483	3,979	128,300
Class C	72,213	2,489,920	99,662	3,144,748
Administrator Class	635,039	22,455,940	686,725	22,150,590

		32,273,737		32,422,598

Reinvestment of distributions
Class A	6,633	261,859	14,849	539,599
Class B	0	0	35	1,141
Class C	788	27,266	1,637	52,395
Administrator Class	28,932	1,022,158	67,509	2,193,375

		1,311,283		2,786,510

Payment for shares redeemed
Class A	(227,744)	(8,991,283)	(271,847)	(9,792,448)
Class B	(11,057)	(384,245)	(22,505)	(727,480)
Class C	(49,378)	(1,697,172)	(39,648)	(1,259,505)
Administrator Class	(826,937)	(29,006,446)	(1,460,577)	(47,159,492)

		(40,079,146)		(58,938,925)

Net decrease in net assets resulting from capital share transactions		(6,494,126)		(23,729,817)

Total increase in net assets		11,784,786		8,109,994

Net assets
Beginning of period		249,324,278		241,214,284

End of period		$261,109,064		$249,324,278

Undistributed net investment income		$2,484,235		$1,111,718

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	21

	Moderate Balanced Fund
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$2,299,319		$2,438,190
Net realized gains on investments		7,901,060		6,681,099
Net change in unrealized gains (losses) on investments		(22,765)		7,084,717

Net increase in net assets resulting from operations		10,177,614		16,204,006

Distributions to shareholders from
Net investment income
Class A		(376,425)		(97,654)
Class B		0		(736)
Class C		(52,862)		(14,477)
Administrator Class		(3,267,946)		(970,104)
Net realized gains
Class A		(415,324)		0
Class B		(4,805)		0
Class C		(111,625)		0
Administrator Class		(3,128,190)		0

Total distributions to shareholders		(7,357,177)		(1,082,971)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	255,117	5,957,581	452,763	9,968,564
Class B	1,624	38,050	3,798	81,897
Class C	97,255	2,232,984	83,699	1,821,475
Administrator Class	731,005	17,208,011	814,765	18,218,885

		25,436,626		30,090,821

Reinvestment of distributions
Class A	32,909	762,939	4,246	94,771
Class B	156	3,620	30	668
Class C	6,451	147,103	559	12,306
Administrator Class	270,522	6,320,119	42,641	958,985

		7,233,781		1,066,730

Payment for shares redeemed
Class A	(189,830)	(4,466,077)	(161,021)	(3,577,396)
Class B	(9,450)	(221,598)	(16,252)	(358,633)
Class C	(39,148)	(899,068)	(11,008)	(242,512)
Administrator Class	(709,375)	(16,680,708)	(1,559,569)	(35,094,813)

		(22,267,451)		(39,273,354)

Net increase (decrease) in net assets resulting from capital share transactions		10,402,956		(8,115,803)

Total increase in net assets		13,223,393		7,005,232

Net assets
Beginning of period		167,266,456		160,261,224

End of period		$180,489,849		$167,266,456

Undistributed net investment income		$915,734		$2,352,735

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Allocation Funds	Financial highlights

Growth Balanced Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2015	$37.96	0.36		2.65	(0.17)	$40.80
Year ended May 31, 2014	$33.35	0.35		4.60	(0.34)	$37.96
Year ended May 31, 2013	$27.77	0.32		5.70	(0.44)	$33.35
Year ended May 31, 2012	$29.34	0.39	[4]	(1.73)	(0.23)	$27.77
Year ended May 31, 2011[5]	$25.89	0.23		4.11	(0.89)	$29.34
Year ended September 30, 2010	$24.12	0.40	[4]	1.75	(0.38)	$25.89
Class B
Year ended May 31, 2015	$33.97	0.06	[4]	2.36	0.00	$36.39
Year ended May 31, 2014	$29.84	0.08	[4]	4.10	(0.05)	$33.97
Year ended May 31, 2013	$24.80	0.12	[4]	5.05	(0.13)	$29.84
Year ended May 31, 2012	$26.17	0.15	[4]	(1.52)	0.00	$24.80
Year ended May 31, 2011[5]	$23.07	0.12	[4]	3.62	(0.64)	$26.17
Year ended September 30, 2010	$21.46	0.22	[4]	1.53	(0.14)	$23.07
Class C
Year ended May 31, 2015	$33.33	0.08	[4]	2.30	(0.08)	$35.63
Year ended May 31, 2014	$29.38	0.10	[4]	4.00	(0.15)	$33.33
Year ended May 31, 2013	$24.52	0.13	[4]	4.98	(0.25)	$29.38
Year ended May 31, 2012	$25.94	0.16	[4]	(1.53)	(0.05)	$24.52
Year ended May 31, 2011[5]	$22.93	0.12	[4]	3.60	(0.71)	$25.94
Year ended September 30, 2010	$21.42	0.19	[4]	1.56	(0.24)	$22.93
Administrator Class
Year ended May 31, 2015	$33.98	0.45		2.32	(0.21)	$36.54
Year ended May 31, 2014	$29.89	0.41	[4]	4.10	(0.42)	$33.98
Year ended May 31, 2013	$24.93	0.65	[4]	4.82	(0.51)	$29.89
Year ended May 31, 2012	$26.39	0.41	[4]	(1.57)	(0.30)	$24.93
Year ended May 31, 2011[5]	$23.39	0.31	[4]	3.64	(0.95)	$26.39
Year ended September 30, 2010	$21.81	0.46	[4]	1.55	(0.43)	$23.39

[1]	Includes net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Allocation Funds	23

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

0.97%	1.40%	1.20%	7.94%	75%	$64,223
1.05%	1.39%	1.20%	14.87%	77%	$61,117
1.23%	1.39%	1.20%	21.85%	80%	$55,777
1.40%	1.36%	1.20%	(4.53)%	107%	$49,403
1.43%	1.35%	1.20%	17.02%	70%	$60,055
1.61%	1.38%	1.20%	9.00%	94%	$55,284

0.18%	2.14%	1.95%	7.12%	75%	$164
0.25%	2.14%	1.95%	14.00%	77%	$476
0.45%	2.12%	1.95%	20.91%	80%	$970
0.61%	2.10%	1.95%	(5.23)%	107%	$1,704
0.62%	2.09%	1.95%	16.43%	70%	$4,163
0.96%	2.12%	1.95%	8.19%	94%	$6,924

0.22%	2.15%	1.95%	7.13%	75%	$14,349
0.31%	2.14%	1.95%	13.99%	77%	$12,637
0.48%	2.14%	1.95%	20.97%	80%	$9,326
0.65%	2.11%	1.95%	(5.26)%	107%	$7,656
0.68%	2.10%	1.95%	16.45%	70%	$8,388
0.84%	2.12%	1.95%	8.20%	94%	$7,665

1.22%	1.24%	0.95%	8.16%	75%	$182,373
1.29%	1.23%	0.95%	15.16%	77%	$175,094
1.47%	1.22%	0.95%	22.18%	80%	$175,142
1.64%	1.20%	0.95%	(4.30)%	107%	$220,021
1.66%	1.19%	0.95%	17.19%	70%	$273,174
2.04%	1.19%	0.95%	9.32%	94%	$287,073

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Allocation Funds	Financial highlights

Moderate Balanced Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2015	$23.19	0.32		1.01	(0.44)	(0.51)	$23.57
Year ended May 31, 2014	$21.21	0.29	[4]	1.82	(0.13)	0.00	$23.19
Year ended May 31, 2013	$18.84	0.21		2.50	(0.34)	0.00	$21.21
Year ended May 31, 2012	$19.64	0.32		(0.54)	(0.58)	0.00	$18.84
Year ended May 31, 2011[5]	$17.97	0.28		1.80	(0.41)	0.00	$19.64
Year ended September 30, 2010	$17.12	0.38	[4]	1.03	(0.56)	0.00	$17.97
Class B
Year ended May 31, 2015	$23.16	0.09	[4]	1.07	0.00	(0.51)	$23.81
Year ended May 31, 2014	$21.25	0.11	[4]	1.83	(0.03)	0.00	$23.16
Year ended May 31, 2013	$18.86	0.13	[4]	2.43	(0.17)	0.00	$21.25
Year ended May 31, 2012	$19.58	0.18	[4]	(0.53)	(0.37)	0.00	$18.86
Year ended May 31, 2011[5]	$17.85	0.14	[4]	1.84	(0.25)	0.00	$19.58
Year ended September 30, 2010	$16.99	0.30		0.97	(0.41)	0.00	$17.85
Class C
Year ended May 31, 2015	$22.79	0.09	[4]	1.04	(0.23)	(0.51)	$23.18
Year ended May 31, 2014	$20.96	0.12	[4]	1.80	(0.09)	0.00	$22.79
Year ended May 31, 2013	$18.63	0.11		2.42	(0.20)	0.00	$20.96
Year ended May 31, 2012	$19.45	0.18	[4]	(0.53)	(0.47)	0.00	$18.63
Year ended May 31, 2011[5]	$17.77	0.14	[4]	1.83	(0.29)	0.00	$19.45
Year ended September 30, 2010	$16.96	0.28	[4]	0.99	(0.46)	0.00	$17.77
Administrator Class
Year ended May 31, 2015	$23.38	0.33	[4]	1.07	(0.52)	(0.51)	$23.75
Year ended May 31, 2014	$21.36	0.38		1.79	(0.15)	0.00	$23.38
Year ended May 31, 2013	$18.96	0.41		2.38	(0.39)	0.00	$21.36
Year ended May 31, 2012	$19.77	0.40		(0.58)	(0.63)	0.00	$18.96
Year ended May 31, 2011[5]	$18.11	0.29		1.83	(0.46)	0.00	$19.77
Year ended September 30, 2010	$17.23	0.52	[4]	0.95	(0.59)	0.00	$18.11

[1]	Includes net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Allocation Funds	25

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.14%	1.36%	1.15%	5.87%	84%	$20,782
1.29%	1.36%	1.15%	9.94%	89%	$18,169
1.41%	1.36%	1.15%	14.57%	86%	$10,344
1.68%	1.33%	1.15%	(0.93)%	115%	$9,935
1.89%	1.34%	1.15%	11.72%	70%	$10,702
2.42%	1.37%	1.15%	8.41%	103%	$7,992

0.38%	2.10%	1.90%	5.07%	84%	$208
0.50%	2.11%	1.90%	9.15%	89%	$380
0.65%	2.11%	1.90%	13.65%	86%	$613
0.94%	2.08%	1.90%	(1.66)%	115%	$807
1.11%	2.09%	1.90%	11.16%	70%	$1,097
1.65%	2.12%	1.90%	7.58%	103%	$1,257

0.40%	2.11%	1.90%	5.06%	84%	$6,042
0.54%	2.11%	1.90%	9.15%	89%	$4,469
0.66%	2.11%	1.90%	13.65%	86%	$2,576
0.92%	2.08%	1.90%	(1.67)%	115%	$2,319
1.16%	2.09%	1.90%	11.17%	70%	$2,364
1.59%	2.12%	1.90%	7.58%	103%	$1,726

1.39%	1.20%	0.90%	6.13%	84%	$153,457
1.52%	1.20%	0.90%	10.18%	89%	$144,248
1.66%	1.20%	0.90%	14.81%	86%	$146,729
1.92%	1.17%	0.90%	(0.66)%	115%	$172,587
2.14%	1.18%	0.90%	11.93%	70%	$192,305
3.06%	1.18%	0.90%	8.65%	103%	$176,179

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Allocation Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: the Wells Fargo Advantage Growth Balanced Fund (“Growth Balanced Fund”) and the Wells Fargo Advantage Moderate Balanced Fund (“Moderate Balanced Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund seeks to achieve its investment objective by investing all investable assets in separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios for the year ended May 31, 2015 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2015, the Funds own the following percentages of the affiliated Master Portfolios:

	Growth Balanced Fund		Moderate Balanced Fund
Wells Fargo Advantage C&B Large Cap Value Portfolio	4%		2%
Wells Fargo Advantage Core Bond Portfolio	1		0	*
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	34		14
Wells Fargo Advantage Emerging Growth Portfolio	0	*	0	*
Wells Fargo Advantage Index Portfolio	2		1
Wells Fargo Advantage International Growth Portfolio	8		3
Wells Fargo Advantage International Value Portfolio	2		1
Wells Fargo Advantage Large Company Value Portfolio	34		15
Wells Fargo Advantage Managed Fixed Income Portfolio	53		47
Wells Fargo Advantage Real Return Portfolio	19		17
Wells Fargo Advantage Small Company Growth Portfolio	1		0	*
Wells Fargo Advantage Small Company Value Portfolio	4		2
Wells Fargo Advantage Stable Income Portfolio	N/A		100

*	The amount owned is less than 1%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolios are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolios, which are included elsewhere in this report.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	27

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

Each Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis by each Fund and each affiliated Master Portfolio. Realized gains or losses in each Fund and each affiliated Master Portfolio are recorded on the basis of identified cost.

Interest income in each Fund and each affiliated Master Portfolio is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each affiliated Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

28	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed net investment income	Accumulated net realized gains (losses) on investments
Growth Balanced Fund	$(1,103)	$(90,519)	$91,622
Moderate Balanced Fund	(891)	(39,087)	39,978

As of May 31, 2015, Growth Balanced Fund had capital loss carryforwards that are available to offset future net realized capital gains in the amount of $144,529,745 with $3,749,870 expiring in 2016; $58,201,648 expiring in 2017; and $82,578,227 expiring in 2018.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	29

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of May 31, 2015:

Growth Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Affiliated master portfolios	$0	$260,421,533	$0	$260,421,533

Short-term investments
U.S. Treasury securities	1,029,743	0	0	1,029,743
Total assets	$1,029,743	$260,421,533	$0	$261,451,276
Liabilities
Futures contracts	$189,439	$0	$0	$189,439
Total liabilities	$189,439	$0	$0	$189,439

Moderate Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Affiliated master portfolios	$0	$179,857,929	$0	$179,857,929

Short-term investments
U.S. Treasury securities	709,821	0	0	709,821
Total assets	$709,821	$179,857,929	$0	$180,567,750
Liabilities
Futures contracts	$130,422	$0	$0	$130,422
Total liabilities	$130,422	$0	$0	$130,422

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Funds recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2015, the Funds did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Funds.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.25% and declining to 0.19% as the average daily net assets of each Fund increases. For the year ended May 31, 2015, the advisory fee was equivalent to an annual rate of 0.25% of each Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Funds. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of each Fund increase.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

30	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through September 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Class A	Class B	Class C	Administrator Class
Growth Balanced Fund	1.20%	1.95%	1.95%	0.95%
Moderate Balanced Fund	1.15	1.90	1.90	0.90

After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended May 31, 2015, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A	Contingent deferred sales charges Class C

Growth Balanced Fund	$19,406	$0
Moderate Balanced Fund	8,689	282

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	31

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2015 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Growth Balanced Fund	$98,350,650	$102,970,692	$98,839,390	$108,829,087
Moderate Balanced Fund	87,358,766	69,071,364	87,792,695	62,824,176

*	The Funds seek to achieve their investment objective by investing all of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of unaffiliated securities in which the Funds invest are actual purchases and sale of those securities.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2015, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At May 31, 2015, the Funds had long and short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2015	Unrealized losses
Growth Balanced Fund	6-15-2015	Goldman Sachs	48 Short	Euro FX Futures	$6,589,800	$(37,065)
	6-19-2015	Goldman Sachs	167 Long	EURO STOXX 50 Index	6,533,282	(56,282)
	9-21-2015	Goldman Sachs	42 Short	U.S. Treasury Bonds	6,536,250	(39,148)
Moderate Balanced Fund	6-15-2015	Goldman Sachs	33 Short	Euro FX Futures	4,530,488	(26,302)
	6-19-2015	Goldman Sachs	115 Long	EURO STOXX 50 Index	4,498,967	(38,815)
	9-21-2015	Goldman Sachs	29 Short	U.S. Treasury Bonds	4,513,125	(27,031)

The Funds had average notional amounts in futures contracts during the year ended May 31, 2015 as follows:

	Long contracts	Short contracts
Growth Balanced Fund	$11,359,775	$13,315,886
Moderate Balanced Fund	7,748,511	9,072,989

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2015 was as follows for Growth Balanced Fund:

	Asset derivatives		Liability derivatives
	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$0	Payable for daily variation margin on open futures contracts	$34,125	*
Equity contracts	Receivable for daily variation margin on open futures contracts	0	Payable for daily variation margin on open futures contracts	140,304	*
Foreign currency contracts	Receivable for daily variation margin on open futures contracts	0	Payable for daily variation margin on open futures contracts	15,010	*
		$0		$189,439

*	Only the current day’s variation margin as of May 31, 2015 is reported separately on the Statements of Assets and Liabilities.

32	Wells Fargo Advantage Allocation Funds	Notes to financial statements

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2015 was as follows for Growth Balanced Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$(703,329)	$35,656
Equity contracts	2,531,189	(587,540)
Foreign currency contracts	348,929	(37,065)
	$2,176,789	$(588,949)

The fair value of derivative instruments as of May 31, 2015 was as follows for Moderate Balanced Fund:

	Asset derivatives		Liability derivatives
	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$0	Payable for daily variation margin on open futures contracts	$23,563	*
Equity contracts	Receivable for daily variation margin on open futures contracts	0	Payable for daily variation margin on open futures contracts	96,724	*
Foreign currency contracts	Receivable for daily variation margin on open futures contracts	0	Payable for daily variation margin on open futures contracts	10,135	*
		$0		$130,422

*	Only the current day’s variation margin as of May 31, 2015 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2015 was as follows for Moderate Balanced Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$(469,033)	$23,669
Equity contracts	1,711,608	(386,176)
Foreign currency contracts	236,615	(26,302)
	$1,479,190	$(388,809)

For certain types of derivative transactions, the Funds have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Funds to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets

Notes to financial statements	Wells Fargo Advantage Allocation Funds	33

and Liabilities are not offset across transactions between the Funds and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure is as follows:

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Growth Balanced Fund	Futures – variation margin	Goldman Sachs	$189,439	$0	$(189,439)	$0
Moderate Balanced Fund	Futures – variation margin	Goldman Sachs	130,422	0	(130,422)	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

Each Fund and certain funds in the Trust are party to a $25,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.15% of the unused balance is allocated to each participating fund. For the year ended May 31, 2015, the Funds paid the following amounts in commitment fees:

Commitment fee
Growth Balanced Fund	$602
Moderate Balanced Fund	305

For the year ended May 31, 2015, there were no borrowings by the Funds under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014 were as follows:

	Ordinary income		Long-term capital gain
	2015	2014	2015	2014
Growth Balanced Fund	$1,326,245	$2,829,309	$0	$0
Moderate Balanced Fund	4,508,014	1,082,971	2,849,163	0

As of May 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
Growth Balanced Fund	$2,719,381	$0	$36,726,423	$(144,529,745)
Moderate Balanced Fund	1,422,874	3,528,709	16,425,278	0

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

34	Wells Fargo Advantage Allocation Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Growth Balanced Fund and Wells Fargo Advantage Moderate Balanced Fund (the “Funds”), two of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from October 1, 2010 to May 31, 2011, and the year ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2015 with the custodian and brokers, by correspondence with the transfer agent or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Wells Fargo Funds Trust as of May 31, 2015, the results of their operations, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four year period then ended, the period from October 1, 2010 to May 31, 2011, and the year ended September 30, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2015

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	35

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.10%

Consumer Discretionary: 13.68%

Hotels, Restaurants & Leisure: 4.03%
Carnival Corporation	207,700	$9,622,741
McDonald’s Corporation	40,800	3,913,944

		13,536,685

Media: 5.78%
Omnicom Group Incorporated	135,600	10,106,268
Twenty-First Century Fox Incorporated Class A	276,400	9,287,040

		19,393,308

Multiline Retail: 1.25%
Kohl’s Corporation	64,200	4,204,458

Textiles, Apparel & Luxury Goods: 2.62%
Gildan Activewear Incorporated	277,200	8,776,152

Consumer Staples: 8.23%

Beverages: 1.40%
Diageo plc ADR	42,500	4,715,800

Food Products: 1.35%
Unilever NV ADR	105,900	4,521,930

Household Products: 2.93%
Colgate-Palmolive Company	51,100	3,412,969
The Procter & Gamble Company	81,700	6,404,463

		9,817,432

Tobacco: 2.55%
Philip Morris International	102,900	8,547,903

Energy: 8.39%

Oil, Gas & Consumable Fuels: 8.39%
Chevron Corporation	62,840	6,472,520
Devon Energy Corporation	96,600	6,300,252
Exxon Mobil Corporation	88,350	7,527,420
Noble Energy Incorporated	64,800	2,836,944
World Fuel Services Corporation	100,300	5,018,009

		28,155,145

Financials: 27.75%

Banks: 8.57%
Bank of America Corporation	500,300	8,254,950
JPMorgan Chase & Company	174,800	11,498,344
PNC Financial Services Group Incorporated	94,100	9,004,429

		28,757,723

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Capital Markets: 3.79%
State Street Corporation	163,200	$12,718,176

Consumer Finance: 2.50%
American Express Company	105,100	8,378,572

Diversified Financial Services: 2.42%
Berkshire Hathaway Incorporated Class B †	56,800	8,122,400

Insurance: 10.47%
FNF Group	242,400	9,201,504
RenaissanceRe Holdings Limited	102,000	10,415,220
The Progressive Corporation	379,500	10,375,530
Willis Group Holdings plc	108,500	5,149,410

		35,141,664

Health Care: 15.81%

Health Care Equipment & Supplies: 4.56%
Baxter International Incorporated	104,100	6,934,101
Becton Dickinson & Company	59,500	8,360,345

		15,294,446

Health Care Providers & Services: 8.31%
Cardinal Health Incorporated	87,000	7,670,790
Laboratory Corporation of America Holdings †	89,100	10,509,345
UnitedHealth Group Incorporated	80,700	9,700,947

		27,881,082

Pharmaceuticals: 2.94%
Johnson & Johnson	98,600	9,873,804

Industrials: 13.10%

Air Freight & Logistics: 3.00%
United Parcel Service Incorporated Class B	101,600	10,080,752

Electrical Equipment: 1.90%
Eaton Corporation plc	89,100	6,378,669

Industrial Conglomerates: 2.04%
3M Company	43,000	6,840,440

Machinery: 4.53%
Donaldson Company Incorporated	169,400	6,040,804
Parker Hannifin Corporation	76,100	9,164,723

		15,205,527

Trading Companies & Distributors: 1.63%
WESCO International Incorporated †	75,900	5,454,174

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	37

C&B LARGE CAP VALUE PORTFOLIO

Security name		Shares	Value

Information Technology: 5.22%

Communications Equipment: 2.38%
QUALCOMM Incorporated		114,400	$7,971,392

IT Services: 2.84%
Fiserv Incorporated †		64,000	5,129,600
Western Union Company		200,400	4,398,780

			9,528,380

Materials: 3.92%

Containers & Packaging: 3.92%
Ball Corporation		51,000	3,620,490
Crown Holdings Incorporated †		172,400	9,531,996

			13,152,486

Total Common Stocks (Cost $236,006,345)			322,448,500

	Yield
Short-Term Investments: 3.82%

Investment Companies: 3.82%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11%	12,804,474	12,804,474

Total Short-Term Investments (Cost $12,804,474)			12,804,474

Total investments in securities (Cost $248,810,819) *	99.92%	335,252,974
Other assets and liabilities, net	0.08	281,830

Total net assets	100.00%	$335,534,804

†	Non-income-earning security

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $257,637,814 and unrealized gains (losses) consists of:

Gross unrealized gains	$87,636,133
Gross unrealized losses	(10,020,973)

Net unrealized gains	$77,615,160

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.72%

Consumer Discretionary: 23.95%

Auto Components: 1.25%
BorgWarner Incorporated	2,810	$169,022
Delphi Automotive plc	15,740	1,369,065

		1,538,087

Distributors: 0.51%
LKQ Corporation †	21,880	625,112

Hotels, Restaurants & Leisure: 4.34%
Chipotle Mexican Grill Incorporated †	2,900	1,785,008
Hilton Worldwide Holdings Incorporated †	36,999	1,071,491
Marriott International Incorporated Class A	7,740	603,643
Starbucks Corporation	32,628	1,695,351
Wynn Resorts Limited	1,910	192,318

		5,347,811

Internet & Catalog Retail: 3.10%
Amazon.com Incorporated †	6,510	2,794,287
Netflix Incorporated †	430	268,346
The Priceline Group Incorporated †	650	761,826

		3,824,459

Media: 3.72%
CBS Corporation Class B	7,530	464,752
Charter Communication Incorporated Class A «†	690	123,524
Comcast Corporation Class A	7,450	435,527
Liberty Global plc Class C †	22,790	1,224,963
The Walt Disney Company	13,570	1,497,721
Time Warner Incorporated	10,040	848,179

		4,594,666

Multiline Retail: 2.17%
Dollar General Corporation	1,500	108,885
Dollar Tree Incorporated †	26,960	2,021,730
Nordstrom Incorporated	7,560	549,158

		2,679,773

Specialty Retail: 5.15%
CarMax Incorporated †	22,100	1,569,984
O’Reilly Automotive Incorporated †	3,350	735,426
The Home Depot Incorporated	12,010	1,338,154
The TJX Companies Incorporated	17,600	1,133,088
Tractor Supply Company	18,100	1,577,234

		6,353,886

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	39

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Textiles, Apparel & Luxury Goods: 3.71%
HanesBrands Incorporated	2,450	$78,057
Nike Incorporated Class B	23,010	2,339,427
Under Armour Incorporated Class A †	15,790	1,238,094
VF Corporation	13,060	919,816

		4,575,394

Consumer Staples: 4.07%

Beverages: 1.08%
Constellation Brands Incorporated Class A	8,060	950,193
The Coca-Cola Company	9,480	388,301

		1,338,494

Food & Staples Retailing: 1.92%
Costco Wholesale Corporation	8,860	1,263,347
CVS Health Corporation	4,020	411,568
Sprouts Farmers Market Incorporated †	19,158	574,548
Whole Foods Market Incorporated	2,960	122,070

		2,371,533

Household Products: 0.38%
Colgate-Palmolive Company	6,940	463,523

Personal Products: 0.69%
The Estee Lauder Companies Incorporated Class A	9,690	847,197

Energy: 3.49%

Energy Equipment & Services: 0.64%
Schlumberger Limited	8,690	788,791

Oil, Gas & Consumable Fuels: 2.85%
Concho Resources Incorporated †	12,250	1,473,675
EOG Resources Incorporated	4,770	423,051
Pioneer Natural Resources Company	10,925	1,615,043

		3,511,769

Financials: 5.98%

Capital Markets: 2.56%
Affiliated Managers Group Incorporated †	3,810	852,145
Ameriprise Financial Incorporated	6,080	757,507
TD Ameritrade Holding Corporation	41,630	1,546,555

		3,156,207

Consumer Finance: 1.18%
American Express Company	6,660	530,935
Discover Financial Services	15,970	930,572

		1,461,507

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Diversified Financial Services: 1.79%
Intercontinental Exchange Incorporated	4,140	$980,269
McGraw Hill Financial Incorporated	11,830	1,227,363

		2,207,632

REITs: 0.45%
American Tower Corporation	5,970	553,956

Health Care: 18.11%

Biotechnology: 9.04%
Alexion Pharmaceuticals Incorporated †	13,970	2,288,845
Biogen Incorporated †	6,480	2,572,495
BioMarin Pharmaceutical Incorporated †	860	107,990
Celgene Corporation †	18,610	2,129,728
Gilead Sciences Incorporated †	15,199	1,706,392
Incyte Corporation †	1,650	181,748
Medivation Incorporated †	2,820	372,381
Regeneron Pharmaceuticals Incorporated †	3,500	1,793,960

		11,153,539

Health Care Equipment & Supplies: 0.96%
Intuitive Surgical Incorporated †	640	312,160
Medtronic plc	11,425	871,956

		1,184,116

Health Care Providers & Services: 2.26%
AmerisourceBergen Corporation	10,633	1,196,850
Envision Healthcare Holdings Incorporated †	8,937	330,222
McKesson Corporation	5,320	1,262,064

		2,789,136

Health Care Technology: 1.07%
Cerner Corporation †	18,130	1,219,968
Inovalon Holdings Incorporated «†	3,551	94,386

		1,314,354

Life Sciences Tools & Services: 0.69%
Mettler-Toledo International Incorporated †	1,310	425,331
Quintiles Transnational Holdings Incorporated †	6,124	426,904

		852,235

Pharmaceuticals: 4.09%
Actavis plc †	3,406	1,044,995
Endo International plc †	9,990	836,762
Mylan NV †	1,970	143,081
Perrigo Company plc	6,100	1,160,830
Shire plc ADR	3,550	923,533
Zoetis Incorporated	18,721	931,744

		5,040,945

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	41

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Industrials: 8.83%

Aerospace & Defense: 1.28%
The Boeing Company	5,790	$813,611
United Technologies Corporation	6,490	760,433

		1,574,044

Air Freight & Logistics: 0.40%
United Parcel Service Incorporated Class B	4,990	495,108

Airlines: 0.94%
Delta Air Lines Incorporated	11,360	487,571
Southwest Airlines Company	18,110	670,976

		1,158,547

Commercial Services & Supplies: 0.13%
Tyco International plc	3,980	160,633

Electrical Equipment: 0.20%
Rockwell Automation Incorporated	2,040	250,696

Industrial Conglomerates: 0.96%
3M Company	3,740	594,959
Danaher Corporation	6,810	587,839

		1,182,798

Road & Rail: 4.39%
Canadian Pacific Railway Limited	2,780	457,894
CSX Corporation	12,550	427,704
Kansas City Southern	8,330	753,865
Norfolk Southern Corporation	7,460	686,320
Union Pacific Corporation	30,590	3,086,837

		5,412,620

Trading Companies & Distributors: 0.53%
W.W. Grainger Incorporated	2,700	648,891

Information Technology: 29.74%

Communications Equipment: 1.57%
Cisco Systems Incorporated	11,900	348,789
F5 Networks Incorporated †	880	110,607
Palo Alto Networks Incorporated †	3,562	603,723
QUALCOMM Incorporated	12,531	873,160

		1,936,279

Electronic Equipment, Instruments & Components: 0.73%
TE Connectivity Limited	13,000	897,000

Internet Software & Services: 8.44%
Akamai Technologies Incorporated †	27,430	2,092,086
Facebook Incorporated Class A †	45,140	3,574,637

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Internet Software & Services (continued)
Google Incorporated Class A †	5,004	$2,728,781
Google Incorporated Class C †	3,784	2,013,504

		10,409,008

IT Services: 6.05%
Accenture plc	8,350	801,934
Alliance Data Systems Corporation †	5,540	1,651,086
Cognizant Technology Solutions Corporation Class A †	650	42,068
MasterCard Incorporated Class A	20,390	1,881,181
Visa Incorporated Class A	44,880	3,082,358

		7,458,627

Semiconductors & Semiconductor Equipment: 2.89%
ARM Holdings plc ADR	17,270	919,973
Broadcom Corporation Class A	2,950	167,708
Microchip Technology Incorporated «	32,290	1,586,408
Micron Technology Incorporated †	5,182	144,733
Texas Instruments Incorporated	13,370	747,650

		3,566,472

Software: 5.01%
Adobe Systems Incorporated †	8,290	655,656
Microsoft Corporation	30,340	1,421,732
Salesforce.com Incorporated †	16,884	1,228,311
ServiceNow Incorporated †	18,280	1,400,431
Splunk Incorporated †	8,330	563,275
Tableau Software Incorporated Class A †	1,520	172,079
VMware Incorporated †	2,130	185,992
Workday Incorporated Class A †	7,000	552,440

		6,179,916

Technology Hardware, Storage & Peripherals: 5.05%
Apple Incorporated	45,587	5,939,074
Western Digital Corporation	3,010	293,054

		6,232,128

Materials: 3.13%

Chemicals: 3.13%
Airgas Incorporated	1,360	138,635
Axalta Coating Systems Limited †	26,110	894,268
Ecolab Incorporated	8,270	948,156
Monsanto Company	4,660	545,127
Praxair Incorporated	10,900	1,339,174

		3,865,360

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	43

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name		Shares	Value

Telecommunication Services: 1.42%

Diversified Telecommunication Services: 0.75%
Level 3 Communications Incorporated †		16,630	$922,632

Wireless Telecommunication Services: 0.67%
SBA Communications Corporation Class A †		7,433	831,084

Total Common Stocks (Cost $77,463,616)			121,755,965

	Yield
Short-Term Investments: 1.95%

Investment Companies: 1.95%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	1,367,050	1,367,050
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	1,036,009	1,036,009

Total Short-Term Investments (Cost $2,403,059)			2,403,059

Total investments in securities (Cost $79,866,675) *	100.67%	124,159,024
Other assets and liabilities, net	(0.67)	(829,163)

Total net assets	100.00%	$123,329,861

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $80,137,986 and unrealized gains (losses) consists of:

Gross unrealized gains	$44,710,899
Gross unrealized losses	(689,861)

Net unrealized gains	$44,021,038

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.34%

Consumer Discretionary: 14.75%

Auto Components: 2.50%
Gentherm Incorporated †	426,900	$21,882,894
Motorcar Parts of America Incorporated †	235,172	6,765,898

		28,648,792

Diversified Consumer Services: 1.67%
Grand Canyon Education Incorporated †	358,400	15,307,264
LifeLock Incorporated †	256,800	3,908,496

		19,215,760

Hotels, Restaurants & Leisure: 5.66%
Fiesta Restaurant Group Incorporated †	475,255	22,113,615
Jack in the Box Incorporated	132,700	11,519,687
La Quinta Holdings Incorporated †	496,512	12,343,288
The Habit Restaurants Incorporated Class A «†	287,213	10,089,793
Zoe’s Kitchen Incorporated «†	279,630	8,858,678

		64,925,061

Leisure Products: 0.55%
Performance Sports Group Limited †	321,202	6,321,255

Media: 1.10%
IMAX Corporation †	312,410	12,602,619

Specialty Retail: 1.50%
Boot Barn Holdings Incorporated †	401,779	9,827,514
Five Below Incorporated †	222,097	7,384,725

		17,212,239

Textiles, Apparel & Luxury Goods: 1.77%
G-III Apparel Group Limited †	358,000	20,355,880

Consumer Staples: 0.88%

Food & Staples Retailing: 0.88%
United Natural Foods Incorporated †	150,640	10,103,425

Energy: 4.27%

Oil, Gas & Consumable Fuels: 4.27%
Diamondback Energy Incorporated †	106,957	8,322,324
Matador Resources Company †	322,992	8,895,200
Parsley Energy Incorporated Class A †	492,148	8,607,669
PDC Energy Incorporated †	170,500	10,168,620
RSP Permian Incorporated †	458,188	13,049,194

		49,043,007

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	45

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 6.46%

Capital Markets: 1.32%
Financial Engines Incorporated «	351,130	$15,063,477

Consumer Finance: 1.25%
Portfolio Recovery Associates Incorporated †	252,900	14,354,604

Diversified Financial Services: 3.84%
MarketAxess Holdings Incorporated	498,471	44,089,760

Thrifts & Mortgage Finance: 0.05%
LendingTree Incorporated †	9,800	580,748

Health Care: 34.21%

Biotechnology: 6.13%
Exact Sciences Corporation «†	417,857	11,286,318
Ligand Pharmaceuticals Incorporated †	73,200	6,449,652
PTC Therapeutics Incorporated †	319,600	18,565,564
Repligen Corporation †	374,800	15,276,848
Retrophin Incorporated †	114,355	3,618,192
Spark Therapeutics Incorporated «†	110,749	8,155,556
Ultragenyx Pharmaceutical Incorporated †	81,100	7,055,700

		70,407,830

Health Care Equipment & Supplies: 9.75%
Align Technology Incorporated †	94,200	5,715,114
Cardiovascular Systems Incorporated †	614,574	17,195,781
Cynosure Incorporated Class A †	388,378	13,865,095
DexCom Incorporated †	339,000	24,313,080
Endologix Incorporated †	347,194	5,794,668
Entellus Medical Incorporated †	150,965	3,525,033
NxStage Medical Incorporated †	730,860	11,847,241
Tandem Diabetes Care Incorporated †	467,637	5,644,379
The Spectranetics Corporation «†	965,869	23,982,527

		111,882,918

Health Care Providers & Services: 11.21%
AAC Holdings Incorporated «†	247,581	9,620,998
Acadia Healthcare Company Incorporated †	559,560	41,485,778
Adeptus Health Incorporated Class A †	178,135	12,478,357
Diplomat Pharmacy Incorporated †	284,626	11,000,795
ExamWorks Group Incorporated †	787,728	32,202,321
HealthEquity Incorporated †	427,902	11,343,682
Team Health Holdings Incorporated †	178,900	10,462,072

		128,594,003

Health Care Technology: 0.55%
Medidata Solutions Incorporated †	108,200	6,276,682

Life Sciences Tools & Services: 1.12%
ICON plc ADR †	129,900	8,426,613

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Life Sciences Tools & Services (continued)
INC Research Holdings Incorporated Class A †	128,133	$4,432,120

		12,858,733

Pharmaceuticals: 5.45%
Akorn Incorporated †	455,234	20,895,241
ANI Pharmaceuticals Incorporated «†	130,900	6,594,742
BioDelivery Sciences International Incorporated «†	542,000	4,617,840
Horizon Pharma plc «†	415,297	13,468,082
IGI Laboratories Incorporated «†	580,500	3,773,250
Intersect ENT Incorporated †	482,540	11,455,500
Pernix Therapeutics Holdings Incorporated «†	282,500	1,799,525

		62,604,180

Industrials: 7.01%

Aerospace & Defense: 0.41%
TASER International Incorporated †	150,100	4,740,158

Air Freight & Logistics: 0.97%
XPO Logistics Incorporated «†	227,100	11,164,236

Building Products: 1.03%
Apogee Enterprises Incorporated	134,600	7,232,058
Trex Company Incorporated †	89,400	4,523,640

		11,755,698

Electrical Equipment: 1.05%
Power Solutions International Incorporated «†	217,948	11,987,140

Professional Services: 3.55%
CEB Incorporated	76,046	6,432,731
On Assignment Incorporated †	524,713	19,671,490
Wageworks Incorporated †	342,450	14,684,256

		40,788,477

Information Technology: 30.64%

Communications Equipment: 0.53%
Infinera Corporation †	297,300	6,136,272

Electronic Equipment, Instruments & Components: 0.61%
Cognex Corporation †	138,200	6,974,954

Internet Software & Services: 12.11%
DealerTrack Holdings Incorporated †	395,900	16,509,030
Demandware Incorporated †	336,100	20,932,308
Envestnet Incorporated †	728,492	31,915,235
HomeAway Incorporated †	445,545	12,506,448
Hortonworks Incorporated «†	165,227	4,340,513
Marketo Incorporated †	164,900	4,918,967

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	47

EMERGING GROWTH PORTFOLIO

Security name		Shares	Value

Internet Software & Services (continued)
MaxPoint Interactive Incorporated †		448,298	$4,133,308
Q2 Holdings Incorporated †		483,033	11,452,712
SPS Commerce Incorporated †		497,432	32,343,029

			139,051,550

IT Services: 1.90%
InterXion Holding NV †		339,400	10,416,186
MAXIMUS Incorporated		95,000	6,210,150
WEX Incorporated †		45,321	5,138,948

			21,765,284

Semiconductors & Semiconductor Equipment: 0.65%
Cavium Incorporated †		105,800	7,445,146

Software: 14.84%
Barracuda Networks Incorporated †		171,683	6,754,009
Callidus Software Incorporated †		900,552	12,895,905
Fleetmatics Group plc †		385,220	16,106,048
Guidewire Software Incorporated †		170,601	8,265,618
HubSpot Incorporated †		193,276	9,818,421
MobileIron Incorporated †		751,823	4,525,974
Paycom Software Incorporated †		185,000	6,430,600
Paylocity Holding Corporation †		239,133	8,006,173
Proofpoint Incorporated †		636,840	37,656,349
PROS Holdings Incorporated †		128,422	2,472,124
Qlik Technologies Incorporated †		219,300	7,932,081
Qualys Incorporated †		249,500	10,159,640
Synchronoss Technologies Incorporated †		405,101	17,840,648
Tyler Technologies Incorporated †		94,225	11,446,453
Ultimate Software Group Incorporated †		61,870	10,009,947

			170,319,990

Telecommunication Services: 0.12%

Wireless Telecommunication Services: 0.12%
Ringcentral Incorporated Class A †		82,000	1,401,380

Total Common Stocks (Cost $766,609,747)			1,128,671,258

	Yield
Short-Term Investments: 9.69%

Investment Companies: 9.69%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	98,237,991	98,237,991
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	12,996,968	12,996,968

Total Short-Term Investments (Cost $111,234,959)			111,234,959

Total investments in securities (Cost $877,844,706) *	108.03%	1,239,906,217
Other assets and liabilities, net	(8.03)	(92,138,784)

Total net assets	100.00%	$1,147,767,433

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

EMERGING GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $879,277,682 and unrealized gains (losses) consists of:

Gross unrealized gains	$379,892,596
Gross unrealized losses	(19,264,061)

Net unrealized gains	$360,628,535

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	49

INDEX PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Shares	Value	Percent of net assets

Common Stocks: 97.00%

Consumer Discretionary: 12.10%

Auto Components: 0.42%
Other securities		$11,748,949	0.42%

Automobiles: 0.62%
Other securities		17,265,774	0.62

Distributors: 0.07%
Other securities		1,987,988	0.07

Diversified Consumer Services: 0.05%
Other securities		1,256,794	0.05

Hotels, Restaurants & Leisure: 1.65%
McDonald’s Corporation	138,307	13,267,791	0.48
Other securities		32,569,827	1.17

		45,837,618	1.65

Household Durables: 0.42%
Other securities		11,564,412	0.42

Internet & Catalog Retail: 1.46%
Amazon.com Incorporated †	54,797	23,520,516	0.85
Other securities		16,941,891	0.61

		40,462,407	1.46

Leisure Products: 0.09%
Other securities		2,417,595	0.09

Media: 3.48%
Comcast Corporation Class A	365,664	21,376,717	0.77
The Walt Disney Company	225,005	24,833,802	0.90
Other securities		50,191,335	1.81

		96,401,854	3.48

Multiline Retail: 0.74%
Other securities		20,387,308	0.74

Specialty Retail: 2.27%
The Home Depot Incorporated	189,638	21,129,466	0.76
Other securities		41,795,872	1.51

		62,925,338	2.27

Textiles, Apparel & Luxury Goods: 0.83%
Other securities		23,000,702	0.83

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2015

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Consumer Staples: 9.19%

Beverages: 2.04%
PepsiCo Incorporated	213,316	$20,570,062	0.74%
The Coca-Cola Company	565,480	23,162,061	0.83
Other securities		12,844,669	0.47

		56,576,792	2.04

Food & Staples Retailing: 2.30%
CVS Health Corporation	161,926	16,577,984	0.60
Wal-Mart Stores Incorporated	227,273	16,879,566	0.61
Other securities		30,254,524	1.09

		63,712,074	2.30

Food Products: 1.62%
Other securities		44,931,323	1.62

Household Products: 1.68%
The Procter & Gamble Company	388,608	30,462,981	1.10
Other securities		15,952,529	0.58

		46,415,510	1.68

Personal Products: 0.10%
Other securities		2,806,416	0.10

Tobacco: 1.45%
Altria Group Incorporated	283,388	14,509,466	0.52
Philip Morris International	222,606	18,491,880	0.67
Other securities		7,158,586	0.26

		40,159,932	1.45

Energy: 7.72%

Energy Equipment & Services: 1.28%
Schlumberger Limited	183,520	16,658,110	0.60
Other securities		18,873,281	0.68

		35,531,391	1.28

Oil, Gas & Consumable Fuels: 6.44%
Chevron Corporation	270,561	27,867,783	1.01
Exxon Mobil Corporation	603,624	51,428,765	1.86
Other securities		99,050,537	3.57

		178,347,085	6.44

Financials: 15.74%

Banks: 5.76%
Bank of America Corporation	1,513,785	24,977,453	0.90
Citigroup Incorporated	436,577	23,610,084	0.85
JPMorgan Chase & Company	536,511	35,291,694	1.27

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	51

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Banks (continued)
Wells Fargo & Company (l)	674,695	$37,755,932	1.36%
Other securities		38,051,838	1.38

		159,687,001	5.76

Capital Markets: 2.23%
Other securities		61,728,409	2.23

Consumer Finance: 0.78%
Other securities		21,551,025	0.78

Diversified Financial Services: 1.97%
Berkshire Hathaway Incorporated Class B †	262,432	37,527,776	1.35
Other securities		16,961,821	0.62

		54,489,597	1.97

Insurance: 2.59%
Other securities		71,701,428	2.59

Real Estate Management & Development: 0.05%
Other securities		1,539,351	0.05

REITs: 2.34%
Other securities		64,739,091	2.34

Thrifts & Mortgage Finance: 0.02%
Other securities		659,047	0.02

Health Care: 14.65%

Biotechnology: 2.97%
Amgen Incorporated	109,202	17,063,905	0.62
Biogen Idec Incorporated †	33,761	13,402,779	0.48
Celgene Corporation †	115,207	13,184,289	0.47
Gilead Sciences Incorporated †	214,328	24,062,605	0.87
Other securities		14,676,682	0.53

		82,390,260	2.97

Health Care Equipment & Supplies: 2.08%
Medtronic plc	205,070	15,650,942	0.56
Other securities		42,102,778	1.52

		57,753,720	2.08

Health Care Providers & Services: 2.78%
UnitedHealth Group Incorporated	137,238	16,497,380	0.60
Other securities		60,466,955	2.18

		76,964,335	2.78

Health Care Technology: 0.11%
Other securities		2,952,416	0.11

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2015

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Life Sciences Tools & Services: 0.43%
Other securities		$11,846,225	0.43%

Pharmaceuticals: 6.28%
AbbVie Incorporated	247,565	16,485,353	0.59
Actavis plc †	56,191	17,239,961	0.62
Bristol-Myers Squibb Company	239,182	15,451,157	0.56
Johnson & Johnson	400,118	40,067,817	1.45
Merck & Company Incorporated	408,421	24,868,755	0.90
Pfizer Incorporated	881,954	30,647,902	1.10
Other securities		29,285,581	1.06

		174,046,526	6.28

Industrials: 9.87%

Aerospace & Defense : 2.56%
The Boeing Company	94,267	13,246,399	0.48
United Technologies Corporation	118,915	13,933,271	0.50
Other securities		43,806,539	1.58

		70,986,209	2.56

Air Freight & Logistics: 0.69%
Other securities		19,054,844	0.69

Airlines: 0.47%
Other securities		13,068,288	0.47

Building Products: 0.08%
Other securities		2,224,292	0.08

Commercial Services & Supplies: 0.41%
Other securities		11,360,664	0.41

Construction & Engineering: 0.10%
Other securities		2,886,518	0.10

Electrical Equipment: 0.55%
Other securities		15,097,164	0.55

Industrial Conglomerates: 2.32%
3M Company	91,342	14,530,685	0.52
General Electric Company	1,448,359	39,496,750	1.43
Other securities		10,154,007	0.37

		64,181,442	2.32

Machinery: 1.44%
Other securities		39,886,574	1.44

Professional Services: 0.21%
Other securities		5,887,058	0.21

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	53

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Road & Rail: 0.86%
Other securities		$23,861,603	0.86%

Trading Companies & Distributors: 0.18%
Other securities		4,934,561	0.18

Information Technology: 19.54%

Communications Equipment: 1.58%
Cisco Systems Incorporated	734,581	21,530,569	0.78
QUALCOMM Incorporated	237,375	16,540,290	0.59
Other securities		5,777,544	0.21

		43,848,403	1.58

Electronic Equipment, Instruments & Components: 0.40%
Other securities		11,021,878	0.40

Internet Software & Services: 3.20%
Facebook Incorporated Class A †	302,086	23,922,190	0.86
Google Incorporated Class A †	41,093	22,408,835	0.81
Google Incorporated Class C †	41,292	21,971,886	0.79
Other securities		20,199,802	0.74

		88,502,713	3.20

IT Services: 3.31%
International Business Machines Corporation	132,280	22,441,302	0.81
MasterCard Incorporated Class A	140,475	12,960,224	0.47
Visa Incorporated Class A	279,159	19,172,640	0.69
Other securities		37,094,957	1.34

		91,669,123	3.31

Semiconductors & Semiconductor Equipment: 2.46%
Intel Corporation	681,519	23,485,145	0.85
Other securities		44,727,438	1.61

		68,212,583	2.46

Software: 3.73%
Microsoft Corporation	1,180,540	55,320,104	2.00
Oracle Corporation	461,306	20,062,198	0.73
Other securities		27,821,877	1.00

		103,204,179	3.73

Technology Hardware, Storage & Peripherals: 4.86%
Apple Incorporated	838,192	109,199,654	3.94
Other securities		25,537,306	0.92

		134,736,960	4.86

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2015

INDEX PORTFOLIO

Security name		Shares	Value	Percent of net assets

Materials: 3.10%

Chemicals: 2.33%
Other securities			$64,488,393	2.33%

Construction Materials : 0.11%
Other securities			3,035,311	0.11

Containers & Packaging: 0.20%
Other securities			5,464,541	0.20

Metals & Mining: 0.35%
Other securities			9,774,018	0.35

Paper & Forest Products: 0.11%
Other securities			3,153,752	0.11

Telecommunication Services: 2.21%

Diversified Telecommunication Services: 2.21%
AT&T Incorporated		746,875	25,797,063	0.93
Verizon Communications Incorporated		597,971	29,563,686	1.07
Other securities			5,742,242	0.21

			61,102,991	2.21

Utilities: 2.88%

Electric Utilities: 1.63%
Other securities			45,130,024	1.63

Gas Utilities: 0.03%
Other securities			867,321	0.03

Independent Power & Renewable Electricity Producers: 0.09%
Other securities			2,560,549	0.09

Multi-Utilities: 1.13%
Other securities			31,233,583	1.13

Total Common Stocks (Cost $1,305,178,044)			2,687,221,232	97.00

	Yield
Short-Term Investments: 1.35%

Investment Companies: 1.26%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	6,011,425	6,011,425	0.22
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	28,916,139	28,916,139	1.04

			34,927,564	1.26

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	55

INDEX PORTFOLIO

Security name	Yield	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities: 0.09%
U.S. Treasury Bill (z)#	0.01%	7-9-2015	$2,060,000	$2,060,000	0.08%
U.S. Treasury Bill (z)#	0.02	7-23-2015	225,000	224,998	0.01

				2,284,998	0.09

Total Short-Term Investments (Cost $37,212,528)				37,212,562	1.35

Total investments in securities (Cost $1,342,390,572) *				2,724,433,794	98.35%
Other assets and liabilities, net				45,810,140	1.65

Total net assets				$2,770,243,934	100.00%

†	Non-income-earning security

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,419,575,004 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,403,182,989
Gross unrealized losses	(98,324,199)

Net unrealized gains	$1,304,858,790

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 94.40%

Belgium: 3.45%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	25,736	$3,093,697
Telenet Group Holding NV (Consumer Discretionary, Media) †	21,341	1,159,753
UCB SA (Health Care, Pharmaceuticals)	16,808	1,201,761

		5,455,211

Brazil: 0.15%
Ambev SA ADR (Consumer Staples, Beverages)	42,189	242,587

China: 10.34%
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	11,473	1,024,768
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	37,736	7,449,086
China Cinda Asset Management Company Limited H Shares (Financials, Capital Markets) †	2,596,096	1,643,978
JD.com Incorporated ADR (Consumer Discretionary, Internet & Catalog Retail) †	4,822	162,405
Ping An Insurance (Group) Company of China Limited H Shares (Financials, Insurance)	152,364	2,242,135
Tencent Holdings Limited (Information Technology, Internet Software & Services)	192,200	3,859,542

		16,381,914

France: 5.40%
L’Oreal SA (Consumer Staples, Personal Products)	6,427	1,213,756
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,930	1,234,159
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	62,530	986,197
Pernod-Ricard SA (Consumer Staples, Beverages)	9,721	1,201,648
Schneider Electric SE (Industrials, Electrical Equipment)	21,831	1,649,137
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	61,949	2,259,902

		8,544,799

Germany: 10.24%
Allianz AG (Financials, Insurance)	8,488	1,330,768
Bayer AG (Health Care, Pharmaceuticals) «	43,474	6,166,589
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	16,941	1,873,655
Beiersdorf AG (Consumer Staples, Personal Products)	22,204	2,009,948
Deutsche Post AG (Industrials, Air Freight & Logistics)	40,579	1,223,167
Linde AG (Materials, Chemicals)	18,819	3,613,959

		16,218,086

Hong Kong: 4.65%
AIA Group Limited (Financials, Insurance)	915,000	6,024,356
Beijing Enterprises Holdings Limited (Industrials, Industrial Conglomerates)	153,500	1,343,235

		7,367,591

India: 1.65%
Adani Enterprises Limited (Industrials, Trading Companies & Distributors)	22,307	246,694
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	92,342	1,787,162
Infosys Limited ADR (Information Technology, IT Services) «	17,886	570,027

		2,603,883

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	57

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Italy: 1.30%
Mediaset SpA (Consumer Discretionary, Media) †	198,089	$954,223
Telecom Italia SpA (Telecommunication Services, Diversified Telecommunication Services) †	902,748	1,106,501

		2,060,724

Japan: 8.97%
Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	525,000	2,537,969
NGK Insulators Limited (Industrials, Machinery)	108,000	2,688,797
Olympus Corporation (Health Care, Health Care Equipment & Supplies)	104,900	3,587,806
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	800	87,661
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	12,600	575,611
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	68,200	4,727,815

		14,205,659

Mexico: 3.19%
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	133,407	5,049,455

Netherlands: 3.14%
ASML Holdings NV (Information Technology, Semiconductors & Semiconductor Equipment)	44,545	4,977,994

South Korea: 0.01%
Orion Corporation (Consumer Staples, Food Products)	18	20,302

Spain: 0.89%
Grifols SA (Health Care, Biotechnology)	19,909	793,956
Grifols SA ADR (Health Care, Biotechnology)	19,557	621,913

		1,415,869

Sweden: 1.90%
Autoliv Incorporated SDR (Consumer Discretionary, Auto Components)	12,700	1,599,695
Swedbank AB Class A (Financials, Banks)	60,216	1,412,444

		3,012,139

Switzerland: 12.69%
Actelion Limited (Health Care, Biotechnology)	16,796	2,348,241
Adecco SA (Industrials, Professional Services)	23,321	1,853,571
Nestle SA (Consumer Staples, Food Products)	54,447	4,223,213
Novartis AG (Health Care, Pharmaceuticals)	16,097	1,652,775
Roche Holding AG (Health Care, Pharmaceuticals)	12,115	3,560,316
Syngenta AG (Materials, Chemicals)	8,147	3,688,406
Zurich Insurance Group AG (Financials, Insurance)	8,712	2,779,942

		20,106,464

United Kingdom: 20.29%
Babcock International Group plc (Industrials, Commercial Services & Supplies)	50,483	868,030
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	202,240	1,380,766
Carnival plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	9,938	481,043
Croda International plc (Materials, Chemicals)	50,292	2,248,339
Delphi Automotive plc (Consumer Discretionary, Auto Components)	27,525	2,394,125
Diageo plc (Consumer Staples, Beverages)	1,639	45,479

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL GROWTH PORTFOLIO

Security name			Shares	Value

United Kingdom (continued)
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)			35,127	$1,471,591
International Consolidated Airlines Group SA (Industrials, Airlines) †			247,161	2,092,795
Johnson Matthey plc (Materials, Chemicals)			74,266	3,971,650
Liberty Global plc Class A (Consumer Discretionary, Media) †			52,403	3,014,745
Liberty Global plc Class C (Consumer Discretionary, Media) †			86,526	4,650,773
Lloyds Banking Group plc (Financials, Banks)			1,569,034	2,104,822
Prudential plc (Financials, Insurance)			75,313	1,872,813
SABMiller plc (Consumer Staples, Beverages)			53,962	2,881,695
WPP plc (Consumer Discretionary, Media)			113,308	2,666,971

				32,145,637

United States: 6.14%
Cognizant Technology Solutions Corporation Class A (Information Technology, IT Services) †			37,015	2,395,611
Medtronic plc (Health Care, Health Care Equipment & Supplies)			72,841	5,559,225
Royal Caribbean Cruises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)			4,529	344,113
Schlumberger Limited (Energy, Energy Equipment & Services)			8,012	727,249
WABCO Holdings Incorporated (Industrials, Machinery) †			5,514	697,080

				9,723,278

Total Common Stocks (Cost $114,655,636)				149,531,592

		Expiration date

Participation Notes: 0.93%

Ireland: 0.93%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines)		11-17-2016	115,900	1,469,561

Total Participation Notes (Cost $969,118)				1,469,561

	Dividend yield

Preferred Stocks: 3.22%

Germany: 3.22%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.17%		11,296	1,351,677
Porsche Automobil Holding SE (Consumer Discretionary, Automobiles) ±	2.59		26,001	2,296,546
Volkswagen AG (Consumer Discretionary, Automobiles) ±	2.27		5,988	1,453,435

Total Preferred Stocks (Cost $4,590,805)				5,101,658

	Yield
Short-Term Investments: 5.63%

Investment Companies: 5.63%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12		6,801,751	6,801,751
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11		2,125,600	2,125,600

Total Short-Term Investments (Cost $8,927,351)				8,927,351

Total investments in securities (Cost $129,142,910) *	104.18%	165,030,162
Other assets and liabilities, net	(4.18)	(6,625,833)

Total net assets	100.00%	$158,404,329

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	59

INTERNATIONAL GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $129,461,383 and unrealized gains (losses) consists of:

Gross unrealized gains	$36,881,600
Gross unrealized losses	(1,312,821)

Net unrealized gains	$35,568,779

The following table shows the percent of total long-term investments by sector as of May 31, 2015:

Consumer Discretionary	23.20%
Health Care	16.39
Financials	13.95
Information Technology	12.99
Industrials	11.68
Consumer Staples	10.43
Materials	8.66
Telecommunication Services	2.23
Energy	0.47

100.00%

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.50%

Australia: 5.32%
AGL Energy Limited (Utilities, Multi-Utilities)	131,500	$1,631,737
Arrium Limited (Materials, Metals & Mining)	3,063,400	409,871
Bendigo Bank Limited (Financials, Banks)	272,500	2,560,497
Boart Longyear Group Limited (Industrials, Construction & Engineering) †	199,991	25,229
Cabcharge Australia Limited (Industrials, Commercial Services & Supplies) «	207,386	783,271
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	475,400	2,500,653
Downer EDI Limited (Industrials, Commercial Services & Supplies)	518,900	2,043,134
Fortescue Metals Group Limited (Materials, Metals & Mining) «	394,700	730,278
Independence Group NL (Materials, Metals & Mining) «	404,400	1,499,542
Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	350,500	4,464,460
Mcmillan Shakespeare Limited (Industrials, Professional Services)	158,800	1,589,264
Metcash Limited (Consumer Staples, Food & Staples Retailing) «	785,500	828,765
Mincor Resources NL (Materials, Metals & Mining) (i)	570,994	277,211
Mineral Resources Limited (Materials, Metals & Mining) «	144,300	841,776
Myer Holdings Limited (Consumer Discretionary, Multiline Retail) «	1,059,500	1,215,061
Panoramic Resources Limited (Materials, Metals & Mining)	368,800	149,442
Primary Health Care Limited (Health Care, Health Care Providers & Services)	339,000	1,384,034
Qantas Airways Limited (Industrials, Airlines) †	617,700	1,662,364
Rio Tinto Limited (Materials, Metals & Mining)	58,300	2,594,164
Seven Network Limited (Industrials, Trading Companies & Distributors)	165,800	967,197
United Construction Group Limited (Industrials, Construction & Engineering) «	152,800	271,030

		28,428,980

Austria: 1.15%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	41,100	1,166,872
Raiffeisen Bank International AG (Financials, Banks) «	81,200	1,248,548
RHI AG (Materials, Construction Materials) «	64,721	1,752,198
Voestalpine AG (Materials, Metals & Mining)	47,700	1,983,968

		6,151,586

Belgium: 0.66%
Delhaize Group SA (Consumer Staples, Food & Staples Retailing)	39,400	3,516,366

Brazil: 1.18%
Banco do Brasil SA (Financials, Banks)	196,000	1,398,814
Companhia de Saneamento Basico do Estado de Sao Paulo SA (Utilities, Water Utilities)	253,200	1,474,080
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	72,400	358,103
JBS SA (Consumer Staples, Food Products)	625,700	3,063,403

		6,294,400

Canada: 2.53%
Magna International Incorporated Class A (Consumer Discretionary, Auto Components) «	131,600	7,563,085
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	120,200	3,322,028
WestJet Airlines Limited (Industrials, Airlines)	120,000	2,603,409

		13,488,522

China: 3.31%
China BlueChemical Limited H Shares (Materials, Chemicals)	1,984,000	887,902

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	61

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

China (continued)
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	2,836,000	$1,554,494
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	4,152,000	3,657,395
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	1,747,500	3,222,901
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	1,730,000	2,829,171
PICC Property & Casualty Company Limited (Financials, Insurance)	1,225,000	2,809,064
Shanghai Pharmaceuticals Holding Company Limited (Health Care, Pharmaceuticals)	823,400	2,729,215

		17,690,142

Czech Republic: 0.27%
CEZ AS (Utilities, Electric Utilities)	57,500	1,431,939

Denmark: 0.24%
Sydbank AG (Financials, Banks)	32,644	1,265,344

Finland: 0.35%
TietoEnator Oyj (Information Technology, IT Services)	82,700	1,892,885

France: 8.37%
Alstom SA (Industrials, Machinery) †	83,800	2,623,530
AXA SA (Financials, Insurance)	132,200	3,327,150
BNP Paribas SA (Financials, Banks)	49,100	2,962,184
Compagnie Generale des Etablissements Michelin SCA Class B (Consumer Discretionary, Auto Components) «	24,000	2,571,867
Credit Agricole SA (Financials, Banks) «	219,328	3,274,872
Electricite de France SA (Utilities, Electric Utilities) «	148,600	3,652,581
Renault SA (Consumer Discretionary, Automobiles)	40,500	4,204,803
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	82,900	8,117,025
SCOR SE (Financials, Insurance)	109,700	3,759,086
Societe Generale SA (Financials, Banks) «	39,000	1,821,503
Thales SA (Industrials, Aerospace & Defense) «	59,100	3,676,476
Total SA (Energy, Oil, Gas & Consumable Fuels) «	93,700	4,731,320

		44,722,397

Germany: 7.83%
Allianz AG (Financials, Insurance)	35,700	5,597,129
BASF SE (Materials, Chemicals)	46,500	4,300,174
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	31,200	3,450,683
Daimler AG (Consumer Discretionary, Automobiles)	75,700	7,090,291
Deutsche Bank AG (Financials, Capital Markets)	130,100	3,917,297
E.ON SE (Utilities, Multi-Utilities) «	87,200	1,280,468
Hannover Rueckversicherung AG (Financials, Insurance)	31,000	3,011,484
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	19,700	3,634,934
Norddeutsche Affinerie AG (Materials, Metals & Mining)	25,900	1,607,766
Stada Arzneimittel AG (Health Care, Pharmaceuticals)	43,300	1,502,544
Volkswagen AG (Consumer Discretionary, Automobiles)	22,600	5,448,337
Wincor Nixdorf AG (Information Technology, Technology Hardware, Storage & Peripherals)	26,600	992,134

		41,833,241

Hong Kong: 2.67%
China Resources Cement Holdings Limited (Materials, Construction Materials)	3,186,000	1,960,009

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Hong Kong (continued)
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,204,000	$1,119,958
Shenzhen International Holdings Limited (Industrials, Transportation Infrastructure)	1,012,500	1,804,666
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	3,680,000	3,516,898
TCL Communication Technology Holdings Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,586,000	1,697,755
Wheelock & Company Limited (Financials, Real Estate Management & Development)	379,000	2,043,193
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	611,500	2,101,781

		14,244,260

Hungary: 0.15%
Richter Gedeon (Health Care, Pharmaceuticals)	50,300	821,944

India: 1.04%
Gail Limited (Utilities, Gas Utilities)	28,100	1,045,320
Tata Motors Limited ADR (Consumer Discretionary, Automobiles)	83,800	3,209,540
Tata Steel Limited GDR (Industrials, Machinery) (i)	245,900	1,288,516

		5,543,376

Ireland: 0.89%
C&C Group plc (Consumer Staples, Beverages)	240,000	926,526
Permanent tsb Group Holdings plc (Financials, Banks) †	1,115	5,058
Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	3,839,514

		4,771,098

Israel: 1.12%
Bank Hapoalim Limited (Financials, Banks)	542,900	2,847,844
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	3,118,856

		5,966,700

Italy: 1.14%
Enel SpA (Utilities, Electric Utilities)	688,400	3,340,316
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	153,300	2,759,574

		6,099,890

Japan: 21.63%
Adeka Corporation (Materials, Chemicals)	165,200	2,294,685
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	46,400	2,145,881
Anritsu Corporation (Information Technology, Electronic Equipment, Instruments & Components)	206,300	1,466,032
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	73,100	2,794,662
Aozora Bank Limited (Financials, Banks)	588,000	2,269,283
Calsonic Kansei Corporation (Consumer Discretionary, Auto Components)	326,000	2,455,868
CKD Corporation (Industrials, Machinery)	171,200	1,804,211
DIC Corporation (Materials, Chemicals)	808,700	2,326,116
DCM Japan Holdings Company Limited (Consumer Discretionary, Specialty Retail)	143,100	1,312,072
Denki Kagaku Kogyo Kabushiki Kaisha (Materials, Chemicals)	682,000	3,099,126
Eizo Nanao Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	63,300	1,489,232
Fujikura Limited (Industrials, Electrical Equipment)	250,500	1,392,620
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	110,300	1,503,222
Itochu Corporation (Industrials, Trading Companies & Distributors)	200,700	2,716,642

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	63

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Japan (continued)
Japan Airlines Company Limited (Industrials, Airlines)	80,700	$2,779,620
JFE Holdings Incorporated (Materials, Metals & Mining)	70,000	1,712,565
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	408,000	1,806,357
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	102,800	2,328,250
Kureha Corporation (Materials, Chemicals)	271,000	1,111,381
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	2,081,860
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,915,522
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	3,026,612
Mediceo Paltac Holdings Company Limited (Health Care, Health Care Providers & Services)	56,900	883,884
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	25,100	1,213,391
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	35,500	797,152
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	657,100	4,877,094
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	260,300	3,660,747
Mizuho Financial Group Incorporated (Financials, Banks)	2,244,400	4,965,655
Namura Shipbuilding Company Limited (Industrials, Machinery)	108,800	872,223
Nichirei Corporation (Consumer Staples, Food Products)	252,000	1,417,202
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	117,000	8,172,042
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	419,800	4,398,742
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	180,000	3,242,799
Otsuka Holdings Company Limited (Health Care, Pharmaceuticals)	48,200	1,511,456
Resona Holdings Incorporated (Financials, Banks)	1,013,300	5,819,444
Ricoh Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	166,000	1,738,710
Sankyu Incorporated (Industrials, Road & Rail)	370,000	1,976,473
Sojitz Corporation (Industrials, Trading Companies & Distributors)	678,000	1,693,429
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	285,000	3,401,905
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	149,000	2,307,960
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	100,400	4,586,617
Suzuken Company Limited (Health Care, Health Care Providers & Services)	26,400	862,523
The Keiyo Bank Limited (Financials, Banks)	62,000	339,185
Toshiba TEC Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	234,000	1,246,215
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	162,500	3,624,058
Tsumura & Company (Health Care, Pharmaceuticals)	79,300	1,734,678
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	297,000	3,357,298

		115,532,701

Liechtenstein: 0.12%
Verwaltungs-und Privat-Bank AG (Financials, Capital Markets) «(i)	7,800	655,637

Netherlands: 2.21%
Aegon NV (Financials, Insurance) «	334,000	2,542,514
ING Groep NV (Financials, Banks) †	237,100	3,899,594
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	263,630	5,360,923

		11,803,031

Norway: 1.60%
Atea ASA (Information Technology, IT Services)	84,900	950,465
DnB Nor ASA (Financials, Banks)	148,800	2,613,634
Marine Harvest ASA (Consumer Staples, Food Products)	195,900	2,259,924
Yara International ASA (Materials, Chemicals)	53,600	2,705,089

		8,529,112

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Poland: 0.52%
Asseco Poland SA (Information Technology, Software)	101,800	$1,631,955
KGHM Polska Miedz SA (Materials, Metals & Mining)	36,500	1,123,452

		2,755,407

Russia: 0.91%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	150,014	1,972,684
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	886	11,704
LUKOIL OAO ADR (Energy, Oil, Gas & Consumable Fuels)	60,400	2,883,496

		4,867,884

Singapore: 1.00%
DBS Group Holdings Limited (Financials, Banks)	227,000	3,418,218
United Overseas Bank Limited (Financials, Banks)	113,000	1,939,634

		5,357,852

South Africa: 0.54%
Barclays Africa Group Limited (Financials, Banks)	200,300	2,898,266

South Korea: 3.13%
E-MART Company Limited (Consumer Staples, Food & Staples Retailing)	8,500	1,890,593
GS Retail Company Limited (Consumer Staples, Food & Staples Retailing)	46,218	1,645,207
Industrial Bank of Korea (Financials, Banks)	192,500	2,527,295
KJB Financial Group Company Limited (Financials, Banks) †	13,510	100,693
KNB Financial Group Company Limited (Financials, Banks) †	20,645	184,422
KT&G Corporation (Consumer Staples, Tobacco)	43,000	3,740,311
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	22,300	4,960,027
Woori Bank (Financials, Banks)	178,044	1,686,859

		16,735,407

Spain: 0.57%
Banco Santander Central Hispano SA (Financials, Banks)	429,681	3,059,921

Sweden: 2.33%
Boliden AB (Materials, Metals & Mining)	169,300	3,629,630
Nordea Bank AB (Financials, Banks)	177,300	2,306,054
Saab AB Class B (Industrials, Aerospace & Defense)	89,000	2,288,020
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	144,900	1,789,476
TeliaSonera AB (Telecommunication Services, Diversified Telecommunication Services)	417,000	2,457,544

		12,470,724

Switzerland: 4.91%
Baloise Holding AG (Financials, Insurance)	28,800	3,588,317
Credit Suisse Group AG (Financials, Capital Markets)	273,395	7,246,124
GAM Holding AG (Financials, Capital Markets)	69,000	1,538,065
Georg Fischer AG (Industrials, Machinery)	3,000	2,271,107
Swiss Life Holding AG (Financials, Insurance)	6,800	1,631,537
Swiss Reinsurance AG (Financials, Insurance)	48,500	4,355,376
UBS AG (Financials, Capital Markets)	5,400	115,774
Zurich Insurance Group AG (Financials, Insurance)	17,100	5,456,498

		26,202,798

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	65

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Taiwan: 0.97%
InnoLux Corporation (Information Technology, Electronic Equipment, Instruments & Components)	3,364,000	$2,082,429
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	1,035,000	3,088,848

		5,171,277

Thailand: 0.69%
Bangchak Petroleum plc (Energy, Oil, Gas & Consumable Fuels)	2,188,900	2,163,523
Thanachart Capital plc (Financials, Banks)	1,481,500	1,508,364

		3,671,887

United Kingdom: 17.15%
3i Group plc (Financials, Capital Markets)	409,100	3,520,261
Alent plc (Materials, Chemicals)	90,300	523,765
AMEC plc (Energy, Energy Equipment & Services)	83,300	1,209,499
Amlin plc (Financials, Insurance)	317,800	2,368,398
Anglo American plc (Materials, Metals & Mining)	107,000	1,677,908
AstraZeneca plc (Health Care, Pharmaceuticals)	38,500	2,572,928
Aviva plc (Financials, Insurance)	314,900	2,519,570
BAE Systems plc (Industrials, Aerospace & Defense)	793,900	6,248,993
Barclays plc (Financials, Banks)	715,000	2,950,576
Barratt Developments plc (Consumer Discretionary, Household Durables)	287,300	2,599,527
Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)	58,800	2,780,575
BP plc (Energy, Oil, Gas & Consumable Fuels)	844,300	5,816,605
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	509,700	3,479,907
Carillion plc (Industrials, Construction & Engineering)	261,500	1,324,528
Centrica plc (Utilities, Multi-Utilities)	898,500	3,812,190
Chemring Group plc (Industrials, Aerospace & Defense)	247,200	843,484
Debenhams plc (Consumer Discretionary, Multiline Retail)	1,238,200	1,795,003
easyJet plc (Industrials, Airlines)	75,100	1,846,856
Firstgroup plc (Industrials, Road & Rail) †	952,400	1,652,161
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	110,500	2,454,790
Home Retail Group plc (Consumer Discretionary, Internet & Catalog Retail)	290,000	698,097
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	907,900	3,491,288
Kesa Electricals plc (Consumer Discretionary, Specialty Retail) (i)†	547,900	611,310
Lloyds Banking Group plc (Financials, Banks)	1,749,400	2,346,779
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	558,800	1,425,443
Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure) †	34,000	235,144
Mondi plc (Materials, Paper & Forest Products)	127,600	2,878,552
Old Mutual plc (Financials, Insurance)	982,800	3,321,168
Pace plc (Consumer Discretionary, Household Durables)	308,800	1,944,988
Petrofac Limited (Energy, Energy Equipment & Services)	84,300	1,166,039
Premier Foods plc (Consumer Staples, Food Products) †	73,926	46,890
Rolls-Royce Holdings plc C Shares (Industrials, Aerospace & Defense) (a)†	35,010,300	53,510
Rolls-Royce Holdings plc (Industrials, Aerospace & Defense)	50,900	776,400
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	287,900	8,683,920
Standard Chartered plc (Financials, Banks)	253,000	4,044,727
Tate & Lyle plc (Consumer Staples, Food Products)	158,800	1,412,572
Tesco plc (Consumer Staples, Food & Staples Retailing)	169,000	549,145
Tullett Prebon plc (Financials, Capital Markets)	279,500	1,689,101
Vesuvius plc (Industrials, Machinery)	145,400	993,587

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL VALUE PORTFOLIO

Security name		Shares	Value

United Kingdom (continued)
WH Smith plc (Consumer Discretionary, Specialty Retail)		62,100	$1,469,263
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		679,700	1,776,439

			91,611,886

Total Common Stocks (Cost $494,530,269)			515,486,860

	Dividend yield
Preferred Stocks: 0.55%

Brazil: 0.55%
Banco do Estado do Rio Grande do Sul SA (Financials, Banks) ±	7.77%	349,800	1,095,629
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities) ±	26.07	109,056	485,332
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining) ±	10.14	257,700	1,355,507

Total Preferred Stocks (Cost $7,494,241)			2,936,468

	Yield
Short-Term Investments: 6.98%

Investment Companies: 6.98%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12	36,297,846	36,297,846
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	1,011,537	1,011,537

Total Short-Term Investments (Cost $37,309,383)			37,309,383

Total investments in securities (Cost $539,333,893) *	104.03%	555,732,711
Other assets and liabilities, net	(4.03)	(21,519,063)

Total net assets	100.00%	$534,213,648

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	67

INTERNATIONAL VALUE PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

(i)	Illiquid security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $540,900,802 and unrealized gains (losses) consists of:

Gross unrealized gains	$89,358,086
Gross unrealized losses	(74,526,177)

Net unrealized gains	$14,831,909

The following table shows the percent of total long-term investments by sector as of May 31, 2015:

Financials	29.75%
Consumer Discretionary	15.11
Industrials	13.10
Materials	9.56
Energy	7.34
Consumer Staples	6.80
Health Care	5.98
Telecommunication Services	5.05
Information Technology	3.74
Utilities	3.57

100.00%

The accompanying notes are an integral part of these financial statements.

68	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.78%

Consumer Discretionary: 8.30%

Auto Components: 0.83%
BorgWarner Incorporated	11,457	$689,139

Automobiles: 0.94%
Ford Motor Company	51,018	773,943

Hotels, Restaurants & Leisure: 1.84%
Norwegian Cruise Line Holdings Limited †	27,791	1,516,283

Household Durables: 1.22%
Newell Rubbermaid Incorporated	25,476	1,007,066

Leisure Products: 0.96%
Mattel Incorporated	30,853	796,316

Media: 1.69%
Gannett Company Incorporated	11,327	405,393
The Walt Disney Company	4,425	488,387
Viacom Incorporated Class B	7,429	496,852

		1,390,632

Textiles, Apparel & Luxury Goods: 0.82%
PVH Corporation	6,455	675,451

Consumer Staples: 5.85%

Food & Staples Retailing: 3.33%
CVS Health Corporation	21,873	2,239,358
Rite Aid Corporation †	57,996	505,725

		2,745,083

Food Products: 0.83%
TreeHouse Foods Incorporated †	9,627	686,694

Household Products: 1.16%
The Procter & Gamble Company	12,214	957,455

Personal Products: 0.53%
Herbalife Limited «†	8,327	433,254

Energy: 9.99%

Energy Equipment & Services: 1.74%
Baker Hughes Incorporated	22,322	1,438,876

Oil, Gas & Consumable Fuels: 8.25%
Chevron Corporation	8,811	907,533
ConocoPhillips Company	19,339	1,231,508
Exxon Mobil Corporation	11,967	1,019,588
Marathon Oil Corporation	57,094	1,552,386

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	69

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Noble Energy Incorporated	13,998	$612,832
Valero Energy Corporation	18,734	1,109,802
Whiting Petroleum Corporation †	11,265	371,632

		6,805,281

Financials: 29.42%

Banks: 11.93%
Bank of America Corporation	63,716	1,051,314
BOK Financial Corporation	17,937	1,160,165
Citigroup Incorporated	20,638	1,116,103
First Republic Bank	26,266	1,590,406
JPMorgan Chase & Company	37,354	2,457,146
KeyCorp	108,909	1,587,893
SunTrust Banks Incorporated	20,519	875,751

		9,838,778

Capital Markets: 3.01%
Ameriprise Financial Incorporated	12,263	1,527,847
Goldman Sachs Group Incorporated	4,649	958,577

		2,486,424

Consumer Finance: 1.05%
Capital One Financial Corporation	10,320	862,339

Insurance: 7.54%
ACE Limited	7,073	753,133
American International Group Incorporated	37,304	2,186,387
Endurance Specialty Holdings Limited «	17,426	1,059,152
MetLife Incorporated	26,758	1,398,373
The Hartford Financial Services Group Incorporated	20,092	825,982

		6,223,027

REITs: 5.89%
Alexandria Real Estate Equities Incorporated	18,735	1,737,297
American Realty Capital Properties Incorporated	108,738	964,506
Equity Residential	18,367	1,365,035
LaSalle Hotel Properties	21,745	792,823

		4,859,661

Health Care: 14.86%

Biotechnology: 0.95%
Gilead Sciences Incorporated †	6,952	780,501

Health Care Equipment & Supplies: 1.23%
Medtronic plc	13,273	1,012,995

Health Care Providers & Services: 4.39%
Cigna Corporation	14,576	2,052,738
HCA Holdings Incorporated †	19,180	1,569,499

		3,622,237

The accompanying notes are an integral part of these financial statements.

70	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Life Sciences Tools & Services: 1.17%
PerkinElmer Incorporated	18,347	$967,437

Pharmaceuticals: 7.12%
AbbVie Incorporated	14,146	941,982
Actavis plc †	3,358	1,030,268
Johnson & Johnson	7,622	763,267
Merck & Company Incorporated	16,551	1,007,790
Pfizer Incorporated	61,425	2,134,519

		5,877,826

Industrials: 10.71%

Aerospace & Defense: 0.69%
Raytheon Company	5,515	569,479

Airlines: 0.41%
United Continental Holdings Incorporated †	6,252	341,297

Commercial Services & Supplies: 1.26%
West Corporation	34,024	1,041,134

Electrical Equipment: 1.03%
Eaton Corporation plc	11,843	847,840

Industrial Conglomerates: 1.42%
General Electric Company	43,100	1,175,337

Machinery: 3.29%
Crane Company	9,137	553,063
Oshkosh Corporation	25,814	1,294,830
Stanley Black & Decker Incorporated	8,476	868,281

		2,716,174

Road & Rail: 1.55%
AMERCO	1,440	473,760
Con-way Incorporated	19,814	801,873

		1,275,633

Trading Companies & Distributors: 1.06%
WESCO International Incorporated †	12,121	871,015

Information Technology: 10.37%

Communications Equipment: 1.00%
Cisco Systems Incorporated	28,157	825,282

Electronic Equipment, Instruments & Components: 1.97%
Synnex Corporation	13,959	1,153,991
TE Connectivity Limited	6,837	471,753

		1,625,744

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	71

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Internet Software & Services: 1.61%
Google Incorporated Class C †	1,501	$798,697
Yahoo! Incorporated †	12,275	527,027

		1,325,724

Semiconductors & Semiconductor Equipment: 2.61%
NXP Semiconductors NV †	12,344	1,385,614
Skyworks Solutions Incorporated	7,029	768,691

		2,154,305

Technology Hardware, Storage & Peripherals: 3.18%
Apple Incorporated	7,037	916,780
NCR Corporation †	44,440	1,335,422
Seagate Technology plc	6,662	370,674

		2,622,876

Materials: 3.04%

Chemicals: 0.60%
Cabot Corporation	11,907	493,783

Containers & Packaging: 1.14%
Crown Holdings Incorporated †	17,084	944,574

Metals & Mining: 0.70%
United States Steel Corporation	23,733	579,085

Paper & Forest Products: 0.60%
International Paper Company	9,508	492,800

Telecommunication Services: 1.70%

Diversified Telecommunication Services: 1.70%
CenturyLink Incorporated	15,800	525,192
Verizon Communications Incorporated	17,635	871,874

		1,397,066

Utilities: 3.54%

Electric Utilities: 2.76%
Duke Energy Corporation	15,155	1,147,688
Southern Company	25,806	1,127,464

		2,275,152

Gas Utilities: 0.78%
Atmos Energy Corporation	11,891	642,352

Total Common Stocks (Cost $65,663,991)		80,663,350

The accompanying notes are an integral part of these financial statements.

72	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

LARGE COMPANY VALUE PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 3.01%
Investment Companies: 3.01%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	768,700	$768,700
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	1,714,395	1,714,395

Total Short-Term Investments (Cost $2,483,095)			2,483,095

Total investments in securities (Cost $68,147,086) *	100.79%	83,146,445
Other assets and liabilities, net	(0.79)	(650,157)

Total net assets	100.00%	$82,496,288

†	Non-income-earning security

«	All or a portion of this security is on loan.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

*	Cost for federal income tax purposes is $68,709,591 and unrealized gains (losses) consists of:

Gross unrealized gains	$16,664,150
Gross unrealized losses	(2,227,296)

Net unrealized gains	$14,436,854

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	73

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.11%

Consumer Discretionary: 14.97%

Auto Components: 1.44%
Gentherm Incorporated †	145,290	$7,447,565
Modine Manufacturing Company †	297,858	3,333,031

		10,780,596

Diversified Consumer Services: 2.17%
2U Incorporated †	245,632	6,818,744
Houghton Mifflin Harcourt Company †	360,120	9,499,966

		16,318,710

Hotels, Restaurants & Leisure: 2.71%
Brinker International Incorporated	98,065	5,411,227
Del Frisco’s Restaurant Group Incorporated †	231,686	4,309,360
Krispy Kreme Doughnuts Incorporated †	376,110	6,540,553
Zoe’s Kitchen Incorporated «†	130,450	4,132,656

		20,393,796

Leisure Products: 0.41%
Malibu Boats Incorporated †	145,130	3,043,376

Media: 2.86%
IMAX Corporation †	232,406	9,375,258
Lions Gate Entertainment Corporation	186,899	6,184,488
Media General Incorporated †	359,040	5,945,702

		21,505,448

Multiline Retail: 0.79%
Burlington Stores Incorporated †	112,700	5,947,179

Specialty Retail: 3.70%
Chico’s FAS Incorporated	247,717	4,114,579
Christopher & Banks Corporation †	407,150	2,337,041
Dick’s Sporting Goods Incorporated	129,669	6,965,819
Monro Muffler Brake Incorporated	127,403	7,518,051
Party City Holdco Incorporated †	315,170	6,854,948

		27,790,438

Textiles, Apparel & Luxury Goods: 0.89%
Skechers U.S.A. Incorporated Class A †	63,038	6,673,833

Consumer Staples: 0.98%

Food Products: 0.98%
Boulder Brands Incorporated †	285,290	2,630,374
Whitewave Foods Company †	98,956	4,752,857

		7,383,231

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Energy: 2.92%

Energy Equipment & Services: 0.54%
Hornbeck Offshore Services Incorporated †	179,630	$3,996,768

Oil, Gas & Consumable Fuels: 2.38%
Diamondback Energy Incorporated †	81,469	6,339,103
GasLog Limited «	201,753	4,176,287
Memorial Resource Development Corporation †	290,200	5,487,682
Ring Energy Incorporated «†	164,480	1,889,875

		17,892,947

Financials: 10.73%

Banks: 2.33%
ServisFirst Bancshares Incorporated	70,980	2,487,849
Signature Bank †	42,443	5,927,165
SVB Financial Group †	67,632	9,124,233

		17,539,247

Capital Markets: 4.64%
Evercore Partners Incorporated Class A	203,654	10,380,244
LPL Financial Holdings Incorporated «	164,561	7,016,881
Stifel Financial Corporation †	143,818	7,659,747
Virtu Financial Incorporated †	258,290	5,655,260
Virtus Investment Partners Incorporated	33,264	4,138,374

		34,850,506

Insurance: 1.64%
Argo Group International Holdings Limited	155,360	8,179,704
Patriot National Incorporated †	260,270	4,177,334

		12,357,038

REITs: 1.02%
QTS Realty Trust Incorporated Class A	205,205	7,639,782

Thrifts & Mortgage Finance: 1.10%
Essent Group Limited †	323,064	8,241,363

Health Care: 23.14%

Biotechnology: 7.48%
Alnylam Pharmaceuticals Incorporated †	46,172	6,052,687
AMAG Pharmaceuticals Incorporated †	65,027	4,524,579
Celldex Therapeutics Incorporated †	166,800	4,815,516
Cepheid Incorporated †	211,580	11,672,869
Exact Sciences Corporation «†	187,472	5,063,619
Flexion Therapeutics Incorporated †	123,640	2,461,672
Intrexon Corporation «†	82,657	3,481,513
Portola Pharmaceuticals Incorporated †	120,755	5,049,974
Radius Health Incorporated «†	68,370	3,296,803
Tesaro Incorporated †	96,331	5,660,410

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	75

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Biotechnology (continued)
Tetraphase Pharmaceuticals †	95,858	$4,110,391

		56,190,033

Health Care Equipment & Supplies: 6.09%
Accuray Incorporated «†	591,678	3,635,861
Analogic Corporation	71,000	6,007,310
Atricure Incorporated †	244,330	5,604,930
Cerus Corporation «†	964,159	4,801,512
DexCom Incorporated †	108,336	7,769,858
Endologix Incorporated †	433,372	7,232,979
Inogen Incorporated †	110,480	4,129,742
The Spectranetics Corporation «†	264,194	6,559,937

		45,742,129

Health Care Providers & Services: 5.75%
Adeptus Health Incorporated Class A †	128,660	9,012,633
AMN Healthcare Services Incorporated †	374,399	9,955,269
Capital Senior Living Corporation †	219,520	5,654,835
Ensign Group Incorporated	125,245	5,807,611
HealthEquity Incorporated †	274,460	7,275,935
LifePoint Hospitals Incorporated †	73,436	5,528,996

		43,235,279

Health Care Technology: 0.56%
Medidata Solutions Incorporated †	72,202	4,188,438

Life Sciences Tools & Services: 1.43%
ICON plc ADR †	165,692	10,748,440

Pharmaceuticals: 1.83%
Akorn Incorporated †	171,511	7,872,355
Cempra Holdings Incorporated †	111,810	4,104,545
Pernix Therapeutics Holdings Incorporated «†	279,620	1,781,179

		13,758,079

Industrials: 14.82%

Aerospace & Defense: 1.56%
Astronics Corporation	82,418	5,760,194
Esterline Technologies Corporation †	55,191	5,970,010

		11,730,204

Air Freight & Logistics: 1.03%
Hub Group Incorporated Class A †	183,179	7,770,453

Building Products: 2.83%
A.O. Smith Corporation	129,449	9,240,070
NCI Building Systems Incorporated †	346,144	5,185,237
PGT Incorporated †	572,500	6,847,100

		21,272,407

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Commercial Services & Supplies: 3.91%
Copart Incorporated †	194,290	$6,722,434
KAR Auction Services Incorporated	195,490	7,283,957
TrueBlue Incorporated †	291,700	8,307,616
West Corporation	229,580	7,025,148

		29,339,155

Construction & Engineering: 0.85%
Comfort Systems USA Incorporated	285,532	6,410,193

Machinery: 0.84%
Wabash National Corporation †	468,168	6,338,995

Professional Services: 1.35%
On Assignment Incorporated †	180,554	6,768,969
RPX Corporation †	211,935	3,371,886

		10,140,855

Road & Rail: 2.02%
Genesee & Wyoming Incorporated Class A †	55,697	4,586,091
Roadrunner Transportation Systems Incorporated †	195,367	4,858,777
Swift Transportation Company †	245,096	5,703,384

		15,148,252

Trading Companies & Distributors: 0.43%
MSC Industrial Direct Company	46,320	3,213,218

Information Technology: 23.30%

Communications Equipment: 2.07%
Infinera Corporation †	366,102	7,556,345
Radware Limited †	340,240	8,033,066

		15,589,411

Electronic Equipment, Instruments & Components: 1.14%
OSI Systems Incorporated †	118,146	8,534,867

Internet Software & Services: 4.76%
Benefitfocus Incorporated «†	148,020	5,310,958
Cornerstone OnDemand Incorporated †	192,030	5,977,894
Everyday Health Incorporated †	310,600	3,851,440
Marketo Incorporated †	231,700	6,911,611
Pandora Media Incorporated †	248,410	4,637,815
TrueCar Incorporated «†	385,260	5,328,146
Zillow Group Incorporated Class A «†	40,601	3,710,525

		35,728,389

IT Services: 2.74%
Acxiom Corporation †	408,190	6,763,708
MAXIMUS Incorporated	104,760	6,848,161
Vantiv Incorporated Class A †	174,630	6,985,200

		20,597,069

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	77

SMALL COMPANY GROWTH PORTFOLIO

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 5.91%
Applied Micro Circuits Corporation †		568,687	$3,633,910
Cypress Semiconductor Corporation		676,444	9,287,576
Exar Corporation †		302,651	3,286,790
FormFactor Incorporated †		569,645	5,303,395
Microsemi Corporation †		206,048	7,498,087
Nanometrics Incorporated †		225,699	3,507,362
Semtech Corporation †		193,143	4,125,534
Teradyne Incorporated		368,477	7,793,289

			44,435,943

Software: 6.68%
Bottomline Technologies Incorporated †		185,680	4,888,954
Cadence Design Systems Incorporated †		446,262	8,831,525
PTC Incorporated †		195,166	8,054,501
Qlik Technologies Incorporated †		238,723	8,634,611
SS&C Technologies Holdings		187,023	11,021,265
Synchronoss Technologies Incorporated †		98,560	4,340,582
Ultimate Software Group Incorporated †		27,321	4,420,265

			50,191,703

Materials: 4.25%

Chemicals: 1.21%
Calgon Carbon Corporation		305,509	6,342,367
Flotek Industries Incorporated «†		240,037	2,758,025

			9,100,392

Metals & Mining: 2.11%
Constellium NV Class A †		378,989	5,161,830
Globe Specialty Metals Incorporated		268,000	5,180,440
Steel Dynamics Incorporated		252,401	5,504,866

			15,847,136

Paper & Forest Products: 0.93%
Boise Cascade Company †		197,587	7,002,483

Total Common Stocks (Cost $580,265,838)			714,607,781

	Yield
Short-Term Investments: 11.78%

Investment Companies: 11.78%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	53,003,433	53,003,433
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	35,509,174	35,509,174

Total Short-Term Investments (Cost $88,512,607)			88,512,607

Total investments in securities (Cost $668,778,445) *	106.89%	803,120,388
Other assets and liabilities, net	(6.89)	(51,734,968)

Total net assets	100.00%	$751,385,420

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

SMALL COMPANY GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

*	Cost for federal income tax purposes is $671,154,664 and unrealized gains (losses) consists of:

Gross unrealized gains	$153,268,415
Gross unrealized losses	(21,302,691)

Net unrealized gains	$131,965,724

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	79

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.39%

Consumer Discretionary: 15.94%

Auto Components: 2.34%
American Axle & Manufacturing Holdings Incorporated †	128,819	$3,234,645
Metaldyne Performance Group Incorporated	95,700	1,818,300

		5,052,945

Automobiles: 1.05%
Thor Industries Incorporated	36,950	2,257,276

Distributors: 0.81%
Core-Mark Holding Company Incorporated	32,528	1,747,079

Diversified Consumer Services: 0.87%
Steiner Leisure Limited †	38,489	1,888,270

Hotels, Restaurants & Leisure: 1.19%
ClubCorp Holdings Incorporated	113,194	2,572,900

Household Durables: 1.02%
The Ryland Group Incorporated	52,118	2,192,604

Media: 2.58%
National CineMedia Incorporated	169,500	2,700,135
Scholastic Corporation	64,393	2,862,269

		5,562,404

Specialty Retail: 3.43%
Asbury Automotive Group Incorporated †	24,309	2,069,182
DSW Incorporated Class A	80,988	2,806,234
The Men’s Wearhouse Incorporated	43,400	2,517,634

		7,393,050

Textiles, Apparel & Luxury Goods: 2.65%
G-III Apparel Group Limited †	51,438	2,924,765
Oxford Industries Incorporated	36,797	2,791,788

		5,716,553

Consumer Staples: 1.69%

Food Products: 1.69%
Darling Ingredients Incorporated †	123,530	1,939,421
Post Holdings Incorporated †	39,477	1,707,775

		3,647,196

Energy: 3.01%

Oil, Gas & Consumable Fuels: 3.01%
Carrizo Oil & Gas Incorporated †	29,300	1,469,688
Parsley Energy Incorporated Class A †	92,800	1,623,072
PDC Energy Incorporated †	31,600	1,884,624

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
WPX Energy Incorporated †	116,630	$1,503,361

		6,480,745

Financials: 36.94%

Banks: 18.64%
BancorpSouth Incorporated	122,192	2,955,824
BankUnited Incorporated	78,950	2,651,931
Columbia Banking System Incorporated	54,835	1,656,565
ConnectOne Bancorp Incorporated	77,020	1,498,039
Great Western Bancorp Incorporated	95,640	2,216,935
IBERIABANK Corporation	38,517	2,475,488
Investors Bancorp Incorporated	215,994	2,594,088
National Bank Holdings Corporation Class A	109,925	2,101,766
Pinnacle Financial Partners Incorporated	53,660	2,656,707
PrivateBancorp Incorporated	92,897	3,542,163
Renasant Corporation «	71,700	2,110,848
Sterling BanCorp	179,900	2,430,449
Talmer Bancorp Incorporated Class A	163,700	2,601,193
Webster Financial Corporation	66,737	2,528,665
Western Alliance Bancorp †	127,878	4,008,975
Wintrust Financial Corporation	43,477	2,178,198

		40,207,834

Capital Markets: 2.02%
Greenhill & Company Incorporated	52,700	2,052,138
Stifel Financial Corporation †	43,393	2,311,111

		4,363,249

Insurance: 6.06%
American Equity Investment Life Holding Company	72,808	1,850,051
Employers Holdings Incorporated	92,124	2,083,845
Horace Mann Educators Corporation	57,300	1,972,266
Kemper Corporation	47,710	1,707,541
OneBeacon Insurance Group Limited Class A	98,056	1,412,006
Primerica Incorporated	47,863	2,116,980
Symetra Financial Corporation	78,664	1,924,121

		13,066,810

Real Estate Management & Development: 0.79%
Alexander & Baldwin Incorporated	41,381	1,699,518

REITs: 9.43%
CareTrust REIT Incorporated	151,890	1,980,646
Columbia Property Trust Incorporated	77,200	2,007,200
Equity Commonwealth †	81,600	2,101,200
Gramercy Property Trust Incorporated	75,850	2,018,369
Parkway Properties Incorporated	123,497	2,122,913
Pebblebrook Hotel Trust	60,092	2,576,745
Physicians Realty Trust	132,200	2,123,132

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	81

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

REITs (continued)
Ramco-Gershenson Properties Trust	115,221	$1,984,106
Sabra Health Care REIT Incorporated	67,641	1,792,487
Sunstone Hotel Investors Incorporated	107,256	1,636,727

		20,343,525

Health Care: 7.09%

Health Care Equipment & Supplies: 1.61%
Alere Incorporated †	67,397	3,476,337

Health Care Providers & Services: 4.27%
Ensign Group Incorporated	60,144	2,788,877
Health Net Incorporated †	57,583	3,583,966
WellCare Health Plans Incorporated †	33,043	2,830,794

		9,203,637

Health Care Technology: 1.21%
Computer Programs & Systems Incorporated	50,000	2,616,500

Industrials: 9.32%

Aerospace & Defense: 1.01%
Orbital ATK Incorporated	28,470	2,177,955

Air Freight & Logistics: 1.12%
Atlas Air Worldwide Holdings Incorporated †	44,405	2,419,184

Commercial Services & Supplies: 2.03%
ACCO Brands Corporation †	93,414	686,593
Essendant Incorporated	48,319	1,876,710
Quad Graphics Incorporated	88,277	1,805,265

		4,368,568

Construction & Engineering: 0.93%
Tutor Perini Corporation †	95,495	2,001,575

Professional Services: 1.85%
FTI Consulting Incorporated †	65,881	2,589,123
Hill International Incorporated †	265,796	1,408,719

		3,997,842

Road & Rail: 0.39%
Universal Truckload Services	41,606	842,105

Trading Companies & Distributors: 1.99%
Air Lease Corporation	53,700	2,020,731
Avolon Holdings Limited †	94,500	2,267,055

		4,287,786

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Information Technology: 12.50%

Communications Equipment: 1.45%
ARRIS Group Incorporated †	94,433	$3,117,233

Electronic Equipment, Instruments & Components: 4.80%
Celestica Incorporated †	181,936	2,328,781
Itron Incorporated †	46,134	1,655,749
Plexus Corporation †	51,821	2,356,819
Sanmina Corporation †	93,680	2,029,109
Tech Data Corporation †	31,458	1,985,629

		10,356,087

Semiconductors & Semiconductor Equipment: 3.02%
Advanced Energy Industries Incorporated †	87,745	2,502,487
Diodes Incorporated †	59,720	1,581,386
Photronics Incorporated †	112,125	1,131,341
Xcerra Corporation †	167,771	1,295,192

		6,510,406

Software: 0.88%
Mentor Graphics Corporation	72,493	1,892,792

Technology Hardware, Storage & Peripherals: 2.35%
Avid Technology Incorporated †	136,670	2,434,093
QLogic Corporation †	170,419	2,644,903

		5,078,996

Materials: 4.81%

Chemicals: 2.83%
A. Schulman Incorporated	50,500	2,159,885
Axiall Corporation	43,200	1,629,072
Chemtura Corporation †	83,813	2,326,649

		6,115,606

Metals & Mining: 1.98%
Commercial Metals Company	108,419	1,742,293
Globe Specialty Metals Incorporated	130,300	2,518,699

		4,260,992

Telecommunication Services: 0.70%

Diversified Telecommunication Services: 0.70%
ORBCOMM Incorporated †	221,040	1,511,914

Utilities: 4.39%

Electric Utilities: 4.39%
El Paso Electric Company	65,071	2,366,632
PNM Resources Incorporated	102,017	2,712,632
Portland General Electric Company	52,224	1,825,751

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	83

SMALL COMPANY VALUE PORTFOLIO

Security name			Shares	Value

Electric Utilities (continued)
UIL Holdings Corporation			50,750	$2,572,517

				9,477,532

Total Common Stocks (Cost $161,205,364)				207,905,005

		Expiration date
Warrants : 0.00%

Health Care : 0.00%

Health Care Equipment & Supplies: 0.00%
EnteroMedics Incorporated †(a)		5-14-2016	9,104	2,105

Total Warrants (Cost $0)				2,105

	Yield
Short-Term Investments : 4.49%

Investment Companies : 4.49%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%		1,981,650	1,981,650
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11		7,696,654	7,696,654

Total Short-Term Investments (Cost $9,678,304)				9,678,304

Total investments in securities (Cost $170,883,668) *	100.88%	217,585,414
Other assets and liabilities, net	(0.88)	(1,889,191)

Total net assets	100.00%	$215,696,223

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $171,499,200 and unrealized gains (losses) consists of:

Gross unrealized gains	$49,974,419
Gross unrealized losses	(3,888,205)

Net unrealized gains	$46,086,214

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2015

CORE BOND PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 30.21%
FHLMC	0.89-7.50%	8-1-2017 to 6-1-2045	$131,803,469	$141,913,960	3.80%
FHLMC	3.00	2-15-2045	24,848,803	25,182,709	0.67
FHLMC	3.50	4-1-2035	15,448,866	16,237,607	0.43
FHLMC %%	3.50	8-13-2045	31,900,000	33,073,837	0.88
FHLMC	4.00	3-1-2045	24,116,218	25,954,634	0.69
FHLMC	4.00	3-1-2045	42,703,392	45,958,747	1.22
FHLMC	5.00	8-1-2039	14,274,218	16,205,186	0.43
FHLMC Series 300 Class 300	3.00	1-15-2043	22,284,138	22,583,581	0.60
FNMA	0.00-7.50	4-1-2017 to 8-1-2045	353,666,143	380,768,025	10.11
FNMA	3.00	10-25-2042	18,375,340	18,594,356	0.50
FNMA %%	3.50	7-14-2045	50,200,000	52,272,713	1.39
FNMA %%	3.50	8-13-2045	62,600,000	64,979,292	1.73
FNMA	4.00	7-1-2042	21,047,776	22,744,316	0.61
FNMA	4.00	9-1-2042	13,878,111	14,998,339	0.40
FNMA	4.50	2-1-2044	17,166,855	19,073,964	0.51
GNMA %%	3.00	6-18-2045	37,700,000	38,618,941	1.03
GNMA %%	3.50	6-18-2045	23,200,000	24,350,031	0.65
GNMA %%	3.50	7-20-2045	40,000,000	41,867,172	1.12
GNMA	4.00-8.05	7-15-2019 to 6-18-2045	26,367,625	28,866,256	0.80
GNMA %%	4.00	7-20-2045	65,800,000	69,976,755	1.86
GNMA %%	4.50	6-18-2045	18,600,000	20,140,982	0.54
Other securities				9,148,468	0.24

Total Agency Securities (Cost $1,127,523,183)				1,133,509,871	30.21

Asset-Backed Securities: 14.33%
Capital Auto Receivables Asset Trust	0.48-1.97	6-20-2016 to 9-15-2020	101,203,071	101,473,811	2.70
Capital One Multi-Asset Execution Trust Series 2005-A9 Class A ±	0.28	8-15-2018	23,473,000	23,456,780	0.63
Citibank Credit Card Issuance Trust Series 2014-A6 Class A6	2.15	7-15-2021	31,944,000	32,399,426	0.86
Discover Card Execution Note Trust Series 2015-A2 Class A	1.90	10-17-2022	14,696,000	14,623,270	0.39
SLM Student Loan Trust	0.37-4.37	1-25-2018 to 2-15-2046	127,890,726	127,249,653	3.39
Other securities				238,425,885	6.36

Total Asset-Backed Securities (Cost $535,655,829)				537,628,825	14.33

Corporate Bonds and Notes: 17.83%

Consumer Discretionary: 1.84%

Auto Components: 0.03%
Other securities				1,001,044	0.03

Automobiles: 0.28%
Other securities				10,622,853	0.28

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	85

CORE BOND PORTFOLIO

Security name	Value	Percent of net assets

Hotels, Restaurants & Leisure: 0.16%
Other securities	$6,147,566	0.16%

Internet & Catalog Retail: 0.13%
Other securities	4,691,698	0.13

Media: 1.03%
Other securities	38,734,842	1.03

Specialty Retail: 0.13%
Other securities	4,907,607	0.13

Textiles, Apparel & Luxury Goods: 0.08%
Other securities	2,948,371	0.08

Consumer Staples: 0.89%

Beverages: 0.28%
Other securities	10,690,205	0.28

Food & Staples Retailing: 0.04%
Other securities	1,541,018	0.04

Food Products: 0.38%
Other securities	14,197,155	0.38

Tobacco: 0.19%
Other securities	7,007,864	0.19

Energy: 2.55%

Oil, Gas & Consumable Fuels: 2.55%
Other securities	95,573,316	2.55

Financials: 6.87%

Banks: 1.86%
Other securities	69,800,611	1.86

Capital Markets: 1.22%
Other securities	45,816,904	1.22

Consumer Finance: 1.92%
Other securities	71,860,013	1.92

Diversified Financial Services: 0.25%
Other securities	9,180,824	0.25

Insurance: 0.50%
Other securities	18,922,667	0.50

REITs: 1.12%
Other securities	42,119,942	1.12

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2015

CORE BOND PORTFOLIO

Security name	Value	Percent of net assets

Health Care: 1.27%

Biotechnology: 0.44%
Other securities	$16,582,699	0.44%

Health Care Equipment & Supplies: 0.25%
Other securities	9,365,060	0.25

Health Care Providers & Services: 0.10%
Other securities	3,585,098	0.10

Pharmaceuticals: 0.48%
Other securities	18,011,268	0.48

Industrials: 0.71%

Aerospace & Defense: 0.18%
Other securities	6,621,699	0.18

Air Freight & Logistics: 0.06%
Other securities	2,247,725	0.06

Machinery: 0.05%
Other securities	1,971,149	0.05

Professional Services: 0.06%
Other securities	2,268,020	0.06

Road & Rail: 0.36%
Other securities	13,377,771	0.36

Information Technology: 0.83%

Communications Equipment: 0.07%
Other securities	2,539,120	0.07

Electronic Equipment, Instruments & Components: 0.13%
Other securities	4,768,981	0.13

Software: 0.30%
Other securities	11,260,237	0.30

Technology Hardware, Storage & Peripherals: 0.33%
Other securities	12,478,904	0.33

Materials: 0.39%

Chemicals: 0.32%
Other securities	12,053,894	0.32

Metals & Mining: 0.03%
Other securities	1,104,225	0.03

Paper & Forest Products: 0.04%
Other securities	1,538,754	0.04

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	87

CORE BOND PORTFOLIO

Security name				Value	Percent of net assets

Telecommunication Services: 1.15%

Diversified Telecommunication Services: 1.15%
Other securities				$43,310,162	1.15%

Utilities: 1.33%

Electric Utilities: 0.88%
Other securities				33,170,874	0.88

Multi-Utilities: 0.45%
Other securities				16,948,377	0.45

Total Corporate Bonds and Notes (Cost $669,487,349)				668,968,517	17.83

Municipal Obligations: 0.97%

California: 0.26%
Other securities				9,917,524	0.26

Nevada: 0.20%
Other securities				7,551,300	0.20

New Jersey: 0.18%
Other securities				6,686,765	0.18

New York: 0.13%
Other securities				5,060,475	0.13

Ohio: 0.04%
Other securities				1,437,147	0.04

Texas: 0.16%
Other securities				5,905,637	0.16

Total Municipal Obligations (Cost $30,588,252)				36,558,848	0.97

	Interest rate	Maturity date	Principal
Non-Agency Mortgage-Backed Securities: 5.13%
Citigroup Commercial Mortgage Trust Series 2013-GC17 Class A4	4.13%	11-10-2046	$13,623,000	14,960,220	0.40
Commercial Mortgage Trust	1.80-4.21	10-15-2045 to 12-10-2047	35,528,847	37,612,882	1.00
GS Mortgage Securities Trust	1.14-4.07	3-10-2044 to 5-10-2050	37,967,468	39,431,370	1.05
Other securities				100,652,151	2.68

Total Non-Agency Mortgage-Backed Securities (Cost $190,045,837)				192,656,623	5.13

U.S. Treasury Securities: 32.12%
U.S. Treasury Bond	2.50	2-15-2045	32,407,000	29,844,838	0.80
U.S. Treasury Bond	3.00-4.50	8-15-2039 to 5-15-2045	31,728,000	34,961,007	0.93
U.S. Treasury Bond	3.13	2-15-2043	25,838,000	26,964,382	0.72
U.S. Treasury Bond	3.63	2-15-2044	15,814,000	18,104,563	0.48
U.S. Treasury Note	1.38	2-29-2020	22,817,000	22,742,137	0.61

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2015

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Note ##	0.50%	3-31-2017	$45,369,000	$45,315,828	1.21%
U.S. Treasury Note «	0.50	4-30-2017	27,668,000	27,624,783	0.74
U.S. Treasury Note ##	0.63	12-15-2016	95,362,000	95,563,118	2.55
U.S. Treasury Note	0.63	2-15-2017	34,196,000	34,244,080	0.91
U.S. Treasury Note	0.63	5-31-2017	108,006,000	108,039,698	2.88
U.S. Treasury Note ##	0.63	9-30-2017	28,419,000	28,347,953	0.76
U.S. Treasury Note	0.75	10-31-2017	34,060,000	34,049,373	0.91
U.S. Treasury Note	0.75	4-15-2018	43,393,000	43,189,574	1.15
U.S. Treasury Note	0.88	1-31-2017	21,728,000	21,853,610	0.58
U.S. Treasury Note	0.88	8-15-2017	94,013,000	94,402,308	2.52
U.S. Treasury Note	0.88-2.00	11-15-2017 to 2-15-2025	34,703,000	34,749,206	0.92
U.S. Treasury Note	1.00	9-15-2017	27,774,000	27,947,588	0.74
U.S. Treasury Note	1.00	5-15-2018	21,613,000	21,656,896	0.58
U.S. Treasury Note	1.38	3-31-2020	25,718,000	25,617,545	0.68
U.S. Treasury Note	1.38	4-30-2020	40,617,000	40,413,915	1.08
U.S. Treasury Note	1.50	5-31-2019	34,735,000	35,041,641	0.93
U.S. Treasury Note	1.50	10-31-2019	18,020,000	18,110,100	0.48
U.S. Treasury Note %%	1.50	5-31-2020	69,772,000	69,831,934	1.86
U.S. Treasury Note	1.63	3-31-2019	34,453,000	34,964,420	0.93
U.S. Treasury Note	1.63	6-30-2019	26,028,000	26,363,527	0.70
U.S. Treasury Note ##	1.63	7-31-2019	44,253,000	44,795,807	1.19
U.S. Treasury Note	1.75	9-30-2019	34,202,000	34,760,450	0.93
U.S. Treasury Note	2.13	5-15-2025	43,112,000	43,138,945	1.15
U.S. Treasury Note	2.50	5-15-2024	34,940,000	36,165,625	0.96
U.S. Treasury Note	3.13	4-30-2017	44,491,000	46,642,540	1.24

Total U.S. Treasury Securities (Cost $1,191,180,645)				1,205,447,391	32.12

Yankee Corporate Bonds and Notes: 5.46%

Consumer Discretionary: 0.21%

Media: 0.15%
Other securities				5,563,739	0.15

Textiles, Apparel & Luxury Goods: 0.06%
Other securities				2,166,922	0.06

Consumer Staples: 0.16%

Beverages: 0.16%
Other securities				5,876,356	0.16

Energy: 0.99%

Energy Equipment & Services: 0.08%
Other securities				2,992,503	0.08

Oil, Gas & Consumable Fuels: 0.91%
Other securities				34,331,663	0.91

Financials: 2.88%

Banks: 2.44%
Other securities				91,608,292	2.44

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	89

CORE BOND PORTFOLIO

Security name			Value	Percent of net assets

Diversified Financial Services: 0.33%
Other securities			$12,433,247	0.33%

Insurance: 0.11%
Other securities			4,170,799	0.11

Health Care: 0.38%

Pharmaceuticals: 0.38%
Other securities			14,195,322	0.38

Industrials: 0.32%

Electrical Equipment: 0.32%
Other securities			11,959,493	0.32

Information Technology: 0.12%

Internet Software & Services : 0.12%
Other securities			4,652,171	0.12

Materials: 0.20%

Chemicals: 0.05%
Other securities			1,646,489	0.05

Metals & Mining: 0.15%
Other securities			5,740,866	0.15

Telecommunication Services: 0.20%

Diversified Telecommunication Services: 0.06%
Other securities			2,242,700	0.06

Wireless Telecommunication Services: 0.14%
Other securities			5,438,555	0.14

Total Yankee Corporate Bonds and Notes (Cost $204,530,382)			205,019,117	5.46

Yankee Government Bonds: 1.61%
Other securities			60,216,321	1.61

Total Yankee Government Bonds (Cost $58,178,985)			60,216,321	1.61

	Yield	Shares
Short-Term Investments: 7.61%

Investment Companies : 7.61%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	25,460,000	25,460,000	0.68
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.11	260,130,541	260,130,541	6.93

Total Short-Term Investments (Cost $285,590,541)			285,590,541	7.61

Total investments in securities (Cost $4,292,781,003) *			4,325,596,054	115.27%
Other assets and liabilities, net			(573,049,077)	(15.27)

Total net assets			$3,752,546,977	100.00%

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2015

CORE BOND PORTFOLIO

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis

##	All or a portion of this security has been segregated for when-issued securities.

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $4,302,617,333 and unrealized gains (losses) consists of:

Gross unrealized gains	$44,841,457
Gross unrealized losses	(21,862,736)

Net unrealized gains	$22,978,721

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	91

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 32.92%
FHLMC	3.50%	9-1-2032	$1,163,318	$1,229,653
FHLMC	3.50	4-1-2043	4,328,247	4,531,332
FHLMC	3.50	5-1-2044	826,144	866,307
FHLMC	4.00	4-1-2044	966,675	1,043,944
FHLMC	4.00	8-1-2044	782,966	843,132
FHLMC Structured Pass-Through Securities Series T-20 Class A6	7.99	9-25-2029	93,382	98,723
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	1,199,636	1,431,583
FNMA	2.57	9-1-2019	536,230	552,284
FNMA	2.57	9-1-2019	536,620	552,682
FNMA	2.73	1-1-2023	580,000	595,949
FNMA	2.76	3-1-2045	1,098,539	1,134,694
FNMA	2.78	10-1-2020	550,000	570,965
FNMA	2.97	6-1-2022	552,371	574,216
FNMA	3.00	12-1-2032	79,561	82,379
FNMA	3.03	11-1-2022	593,124	617,228
FNMA	3.31	6-1-2021	550,000	584,954
FNMA	3.50	9-1-2032	2,270,700	2,404,343
FNMA	3.50	10-1-2032	1,093,664	1,158,492
FNMA	3.50	11-1-2042	414,375	434,758
FNMA	3.50	11-1-2042	619,535	647,786
FNMA	3.50	2-1-2043	307,597	321,734
FNMA	5.00	9-1-2033	335,425	374,215
FNMA	5.50	2-1-2036	693,242	763,375
FNMA Series 2002-90 Class A2	6.50	11-25-2042	497,507	565,277
FNMA Series 2002-T4 Class A2	7.00	12-25-2041	238,482	275,313
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	2,188,936	2,427,049
FNMA Series 2003-86 Class PT	4.50	9-25-2018	336,004	350,246
FNMA Series 2003-W4 Class 3A ±	6.55	10-25-2042	343,359	392,705
FNMA Series 2004-T2 Class 1A1	6.00	11-25-2043	962,504	1,080,828
FNMA Series 2004-T3 Class A1	6.00	2-25-2044	1,301,465	1,496,138
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	222,565	261,441
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	1,239,238	1,467,110
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	502,842	590,317
FNMA Series 2006-M2 Class A2F	5.26	5-25-2020	1,690,693	1,859,358
GNMA	6.50	10-15-2023	36,898	42,169
GNMA	6.50	11-15-2023	20,793	23,764
GNMA	6.50	11-15-2023	9,382	10,722
GNMA	6.50	12-15-2023	24,855	28,406
GNMA	6.50	1-15-2024	40,504	46,291
GNMA	7.00	8-15-2027	121,331	144,394
SBA Series 2006-20B Class 1	5.35	2-1-2026	746,398	818,947
SBA Series 2006-20H Class 1	5.70	8-1-2026	404,595	450,319
SBA Series 2007-20J Class 1	5.57	10-1-2027	856,780	965,059
SBA Series 2013-20A Class 1	2.13	1-1-2033	551,699	542,925
SBA Series 2014-10A Class 1	3.19	3-10-2024	787,071	817,476
SBA Series 2014-10B Class 1	3.02	9-10-2024	1,138,665	1,177,763
SBA Series 2014-20A Class 1	3.46	1-1-2034	475,944	500,418
SBA Series 2015-10A Class 1	2.52	3-10-2025	590,000	594,807
SBA Series 2015-20C Class 1	2.72	3-1-2035	590,000	595,551
SBA Series 2015-20E Class 1	2.72	5-1-2035	900,000	919,870

Total Agency Securities (Cost $38,271,507)				39,859,391

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 2.85%
American Express Credit Accounts Series 2014-2 Class A	1.26%	1-15-2020	$570,000	$572,625
Barclays Dryrock Issuance Trust Series 2014-3 Class A	2.41	7-15-2022	570,000	581,176
Capital Auto Receivables Asset Trust Series 2014-2 Class A3	1.26	5-21-2018	550,000	551,823
Capital Auto Receivables Asset Trust Series 2014-3 Class A3	1.48	11-20-2018	570,000	572,399
CNH Equipment Trust Series 2014-A Class A3	0.84	5-15-2019	550,000	550,295
CNH Equipment Trust Series 2015-A Class A4	1.85	4-15-2021	580,000	582,810
Green Tree Financial Corporation Series 1997-7 Class A8	6.86	7-15-2028	46,949	47,487

Total Asset-Backed Securities (Cost $3,436,693)				3,458,615

Corporate Bonds and Notes: 31.70%

Consumer Discretionary: 4.11%

Automobiles: 0.57%
Daimler Finance North America LLC 144A	2.38	8-1-2018	260,000	265,456
General Motors Company	4.88	10-2-2023	400,000	425,503

				690,959

Diversified Consumer Services: 2.28%
Dartmouth College	4.75	6-1-2019	440,000	488,786
Massachusetts Institute of Technology	3.96	7-1-2038	200,000	205,895
Massachusetts Institute of Technology	7.25	11-2-2096	500,000	728,142
Northwestern University	4.64	12-1-2044	350,000	386,102
Service Corporation International	5.38	1-15-2022	360,000	383,400
The President and Fellows of Harvard College	3.53	10-1-2031	250,000	245,657
The President and Fellows of Harvard College	5.63	10-1-2038	250,000	315,153

				2,753,135

Media: 0.94%
DIRECTV Holdings LLC	2.40	3-15-2017	400,000	405,937
Lamar Media Corporation	5.88	2-1-2022	315,000	331,931
Time Warner Incorporated	3.40	6-15-2022	140,000	142,475
Time Warner Incorporated %%	3.60	7-15-2025	260,000	258,932

				1,139,275

Specialty Retail: 0.11%
Home Depot Incorporated %%	2.63	6-1-2022	130,000	129,811

Textiles, Apparel & Luxury Goods: 0.21%
The William Carter Company	5.25	8-15-2021	250,000	258,750

Consumer Staples: 2.09%

Food & Staples Retailing: 0.88%
CVS Caremark Corporation	4.00	12-5-2023	275,000	288,355
SABMiller Holdings Incorporated 144A	3.75	1-15-2022	500,000	521,793
Sysco Corporation	3.50	10-2-2024	250,000	254,131

				1,064,279

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	93

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Food Products: 1.00%
Archer-Daniels-Midland Company	4.48%	3-1-2021	$400,000	$445,936
Cargill Incorporated 144A	4.31	5-14-2021	419,000	462,525
Kraft Foods Group Incorporated	3.50	6-6-2022	300,000	305,837

				1,214,298

Household Products: 0.21%
The Procter & Gamble Company	5.50	2-1-2034	200,000	248,547

Energy: 1.97%

Oil, Gas & Consumable Fuels: 1.97%
Chevron Corporation	3.19	6-24-2023	250,000	256,057
Cimarex Energy Company	5.88	5-1-2022	350,000	377,563
Columbia Pipeline Group Incorporated 144A	2.45	6-1-2018	210,000	211,887
Concho Resources Incorporated	6.50	1-15-2022	375,000	393,750
ConocoPhillips Company	3.35	11-15-2024	370,000	373,869
EQT Corporation	8.13	6-1-2019	400,000	476,366
Southwestern Energy Company	4.95	1-23-2025	290,000	300,622

				2,390,114

Financials: 13.14%

Banks: 5.41%
Bank of America Corporation	2.60	1-15-2019	155,000	157,408
Bank of America Corporation	3.95	4-21-2025	120,000	118,661
Bank of America Corporation	4.00	4-1-2024	700,000	728,087
Chase Capital VI ±	0.90	8-1-2028	1,000,000	852,000
Citigroup Incorporated	3.30	4-27-2025	130,000	127,592
Citigroup Incorporated	6.13	11-21-2017	435,000	480,944
CoreStates Capital Trust II ±144A	0.93	1-15-2027	750,000	658,125
Manufacturers & Traders Trust Company ±	5.59	12-28-2020	758,000	774,429
National Capital Commerce Incorporated ±(i)	1.25	4-1-2027	400,000	330,000
National City Bank ±	0.63	6-7-2017	250,000	248,856
NTC Capital Trust Series A ±	0.80	1-15-2027	450,000	394,313
Regions Financial Corporation	5.75	6-15-2015	760,000	761,284
UBS Preferred Funding Trust V Series 1 ±	6.24	5-29-2049	700,000	724,500
US Bancorp	2.95	7-15-2022	200,000	200,467

				6,556,666

Capital Markets: 1.25%
Goldman Sachs Capital II ±	4.00	12-31-2049	115,000	88,838
Goldman Sachs Group Incorporated	3.50	1-23-2025	265,000	262,254
Goldman Sachs Group Incorporated	5.75	1-24-2022	200,000	230,315
Morgan Stanley	3.70	10-23-2024	100,000	101,683
Morgan Stanley	3.95	4-23-2027	180,000	175,356
Morgan Stanley	5.50	7-24-2020	350,000	397,806
The Bank of New York Mellon Corporation	3.25	9-11-2024	250,000	253,516

				1,509,768

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 0.13%
Caterpillar Financial Services Corporation	3.75%	11-24-2023	$150,000	$159,310

Diversified Financial Services: 2.01%
Abay Leasing 2014 LLC	2.65	11-9-2026	551,042	563,967
ABB Treasury Center USA Incorporated 144A	4.00	6-15-2021	510,000	553,154
CNH Industrial Capital LLC	3.38	7-15-2019	390,000	379,275
Deutsche Bank Capital Funding Trust VII ±144A	5.63	1-29-2049	500,000	506,600
General Electric Capital Corporation ±	0.66	5-5-2026	450,000	428,737

				2,431,733

Insurance: 1.40%
Minnesota Life Insurance Company 144A	8.25	9-15-2025	650,000	816,592
NLV Financial Corporation 144A	7.50	8-15-2033	565,000	654,662
Pacific LifeCorp 144A	6.00	2-10-2020	200,000	227,624

				1,698,878

REITs: 2.94%
AvalonBay Communities Incorporated	2.95	9-15-2022	190,000	188,787
AvalonBay Communities Incorporated	3.63	10-1-2020	40,000	42,190
Boston Properties LP	3.70	11-15-2018	180,000	191,110
Boston Properties LP	5.88	10-15-2019	200,000	228,814
Duke Realty LP	3.88	10-15-2022	150,000	155,021
ERP Operating LP	4.63	12-15-2021	470,000	518,505
Liberty Property LP	3.75	4-1-2025	100,000	99,404
Liberty Property LP	6.63	10-1-2017	400,000	442,758
Potlatch Corporation	7.50	11-1-2019	310,000	353,400
Realty Income Corporation	4.65	8-1-2023	370,000	399,235
Simon Property Group LP	3.38	10-1-2024	300,000	305,341
UDR Incorporated	4.63	1-10-2022	260,000	280,674
Ventas Realty LP	3.50	2-1-2025	150,000	147,360
Vornado Realty LP	2.50	6-30-2019	200,000	201,663

				3,554,262

Health Care: 2.38%

Health Care Equipment & Supplies: 0.35%
Becton Dickinson & Company	3.73	12-15-2024	290,000	295,854
Medtronic Incorporated 144A	3.15	3-15-2022	130,000	132,812

				428,666

Health Care Providers & Services: 0.84%
Howard Hughes Medical Institute	3.50	9-1-2023	120,000	125,980
Memorial Sloan Kettering Cancer Center	4.20	7-1-2055	375,000	354,775
Texas Health Resources	4.33	11-15-2055	375,000	367,934
The New York and Presbyterian Hospital	4.02	8-1-2045	175,000	163,472

				1,012,161

Life Sciences Tools & Services: 0.13%
Thermo Fisher Scientific Incorporated	3.30	2-15-2022	150,000	151,680

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	95

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals: 1.06%
Bayer US Finance LLC 144A	3.38%	10-8-2024	$240,000	$243,403
EMD Finance LLC 144A	2.95	3-19-2022	250,000	250,488
Novartis Capital Corporation	3.40	5-6-2024	370,000	384,807
Roche Holdings Incorporated 144A	3.35	9-30-2024	400,000	409,195

				1,287,893

Industrials: 3.26%

Aerospace & Defense: 0.24%
BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	100,000	103,071
United Technologies Corporation	3.10	6-1-2022	180,000	184,758

				287,829

Air Freight & Logistics: 0.20%
FedEx Corporation	4.00	1-15-2024	225,000	238,057

Commercial Services & Supplies: 0.49%
Clean Harbors Incorporated	5.25	8-1-2020	350,000	359,625
Waste Management Incorporated	3.13	3-1-2025	240,000	237,742

				597,367

Machinery: 1.43%
Actuant Corporation	5.63	6-15-2022	360,000	369,000
Briggs & Stratton Corporation	6.88	12-15-2020	350,000	385,000
Deere & Company	2.60	6-8-2022	340,000	339,178
Oshkosh Corporation	5.38	3-1-2022	375,000	390,938
Valmont Industries Incorporated	5.00	10-1-2044	260,000	243,985

				1,728,101

Road & Rail: 0.59%
Burlington Northern Santa Fe LLC	3.05	9-1-2022	100,000	101,654
Burlington Northern Santa Fe LLC	3.40	9-1-2024	150,000	152,410
Burlington Northern Santa Fe LLC	3.45	9-15-2021	250,000	262,782
Union Pacific Corporation	7.88	1-15-2019	171,000	205,473

				722,319

Transportation Infrastructure: 0.31%
Vessel Management Service	3.43	8-15-2036	364,000	374,728

Information Technology: 0.69%

Electronic Equipment, Instruments & Components: 0.24%
Jabil Circuit Incorporated	8.25	3-15-2018	250,000	287,813

IT Services: 0.09%
Fiserv Incorporated	4.75	6-15-2021	100,000	110,205

Software: 0.36%
Oracle Corporation	2.50	5-15-2022	220,000	216,688
Oracle Corporation	3.40	7-8-2024	220,000	225,280

				441,968

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.94%

Chemicals: 0.38%
Ecolab Incorporated	4.35%	12-8-2021	$330,000	$359,118
Valspar Corporation	3.30	2-1-2025	100,000	98,669

				457,787

Containers & Packaging: 0.27%
Sealed Air Corporation 144A	6.50	12-1-2020	300,000	334,500

Paper & Forest Products: 0.29%
Georgia Pacific LLC 144A	3.73	7-15-2023	340,000	349,870

Telecommunication Services: 0.63%

Diversified Telecommunication Services: 0.63%
AT&T Incorporated	4.75	5-15-2046	280,000	265,283
Verizon Communications Incorporated	3.50	11-1-2024	110,000	110,016
Verizon Communications Incorporated	5.15	9-15-2023	350,000	390,985

				766,284

Utilities: 2.49%

Electric Utilities : 1.98%
Atlantic City Electric Company	7.75	11-15-2018	255,000	305,621
Entergy Texas Incorporated	7.13	2-1-2019	250,000	294,444
Great River Energy 144A	5.83	7-1-2017	397,397	415,762
ITC Holdings Corporation	3.65	6-15-2024	120,000	122,100
Kentucky Utilities Company	3.25	11-1-2020	250,000	262,858
Monongahela Power Company 144A	4.10	4-15-2024	380,000	405,343
Otter Tail Corporation (i)	9.00	12-15-2016	350,000	388,070
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	200,000	204,946

				2,399,144

Gas Utilities: 0.51%
AmeriGas Finance LLC	7.00	5-20-2022	375,000	403,125
Southern California Gas Company	3.15	9-15-2024	200,000	205,348

				608,473

Total Corporate Bonds and Notes (Cost $37,128,256)				38,384,630

Municipal Obligations: 8.36%

Arizona: 0.96%
Arizona School Facilities Board Refunding Certificates of Participation Series A-3 (Miscellaneous Revenue)	2.38	9-1-2019	235,000	241,084
Maricopa County AZ Elementary School District #28 Kyrene Elementary Build America Bonds Series D (GO)	5.38	7-1-2019	800,000	920,432

				1,161,516

Arkansas: 0.30%
Arkansas Taxable Amendment 82 Series A (GO)	2.61	7-1-2021	350,000	363,409

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	97

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

California: 0.22%
California Build America Bonds (GO)	6.88%	11-1-2026	$200,000	$265,548

Georgia: 0.49%
Cherokee County GA School System Build America Bonds (GO)	5.87	8-1-2028	500,000	599,360

Indiana: 0.14%
Indiana Housing & CDA Series A-2 (Housing Revenue, GNMA/FNMA Insured)	5.51	1-1-2039	170,000	173,437

Kentucky: 0.11%
Kentucky Housing Corporation Series D (Housing Revenue)	5.75	7-1-2037	125,000	128,659

Maryland: 0.24%
Baltimore County MD (GO)	3.57	8-1-2032	300,000	292,365

Massachusetts: 0.81%
Boston MA Series C Qualified School Construction Bonds (GO)	4.40	4-1-2026	400,000	440,352
Massachusetts Build America Bonds Series D (GO)	4.50	8-1-2031	500,000	543,250

				983,602

Minnesota: 0.24%
Minnetonka MN Independent School District #276 Series E (GO, South Dakota Credit Program Insured)	2.55	1-1-2024	290,000	288,222

Missouri: 0.33%
Missouri Higher Education Loan Authority Notes Class A-1 (Education Revenue) ±	1.13	8-27-2029	397,217	401,622

New Hampshire: 0.10%
New Hampshire HFA SFMR Series D (Housing Revenue)	5.53	7-1-2037	120,000	120,294

New Jersey: 1.01%
Hudson County NJ Improvement Authority Hudson County Lease Project (Miscellaneous Revenue, AGM Insured)	7.40	12-1-2025	1,030,000	1,220,777

North Carolina: 0.32%
Duke University North Carolina Series A (Education Revenue)	5.85	4-1-2037	300,000	381,504

Ohio: 0.22%
Ohio Veterans Compensation (GO)	3.38	10-1-2021	250,000	265,393

Oklahoma: 0.33%
Oklahoma Water Resource Board Revolving Fund Series A (Water & Sewer Revenue)	3.27	4-1-2023	375,000	399,034

Oregon: 0.29%
Oregon University Series D (GO)	2.03	8-1-2020	350,000	352,723

Texas: 0.74%
Clear Creek TX Independent School District Taxable Refunding Series B (GO)	3.40	2-15-2022	375,000	404,813
Harris County TX Taxable Refunding Permanent Improvement Series B (GO)	2.12	10-1-2021	500,000	491,820

				896,633

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Washington: 0.89%
King County WA Build America Bonds Recovery Zone Economic Development Taxable Series C (GO)	5.03%	12-1-2023	$230,000	$263,336
King County WA School District #210 Federal Way Build America Bonds (GO, AGM Insured)	4.90	12-1-2022	400,000	440,636
Washington Build America Bonds (GO)	5.09	8-1-2033	325,000	370,211

				1,074,183

West Virginia: 0.45%
Ohio County WV Special District Excise Tax Series A (Tax Revenue)	8.25	3-1-2035	500,000	547,250

Wisconsin: 0.17%
Milwaukee County WI Taxable Pension Promissory Notes Series A (GO)	6.84	12-1-2028	90,000	111,879
Wisconsin Housing & EDA Home Ownership Revenue Series F (Housing Revenue)	5.73	9-1-2037	90,000	91,440

				203,319

Total Municipal Obligations (Cost $9,491,487)				10,118,850

Non-Agency Mortgage-Backed Securities: 11.43%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17 Class A1A ±	5.89	6-11-2050	493,618	532,712
Commercial Mortgage Pass-Through Certificate Trust Series 2010-C1 Class A3 144A	4.21	7-10-2046	700,000	766,865
Commercial Mortgage Pass-Through Certificate Trust Series 2013-CR12 Class ASB	3.62	10-10-2046	550,000	586,468
Credit Suisse First Boston Commercial Mortgage Trust Series 2004-AR5 Class 10A1	2.59	6-25-2034	657,827	669,347
Credit Suisse First Boston Commercial Mortgage Trust Series 2007-C1 Class AAB	5.34	2-15-2040	395,492	404,477
GE Equipment Transportation LLC Series 2015-1 Class A4	1.77	5-23-2023	500,000	501,498
GS Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	500,000	559,542
GS Mortgage Securities Trust Series 2011-GC5 Class A4	3.71	8-10-2044	545,000	584,398
GS Mortgage Securities Trust Series 2012-GCJ7 Class A4	3.38	5-10-2045	560,000	589,972
GS Mortgage Securities Trust Series 2013-GC10 Class AAB	2.56	2-10-2046	212,500	212,703
GS Mortgage Securities Trust Series 2013-GC12 Class AAB	2.68	6-10-2046	212,500	216,186
GS Mortgage Securities Trust Series 2013-GC16 Class A4	4.27	11-10-2046	350,000	387,386
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP7 Class ASB ±	5.91	4-15-2045	165,489	166,205
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2 Class A3 144A	4.07	11-15-2043	395,000	428,511
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C12 Class ASB	3.16	7-15-2045	550,000	573,812
Mississippi Higher Education Assistance Corporation Series 2014-1 Class A1 ±	0.86	10-25-2035	704,174	704,324
MMAF Equipment Finance LLC Series 2015-AA Class A4 144A	1.93	7-16-2021	500,000	501,223
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	550,000	585,870
Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	500,000	557,500
Morgan Stanley Capital I Trust Series 2011-C3 Class A4	4.12	7-15-2049	530,000	577,993
Motel 6 Trust Series 2015-MTL6 Class B 144A	3.30	2-5-2030	500,000	503,567
Nomura Asset Acceptance Corporation Series 2004-R2 Class A1 144A	6.50	10-25-2034	1,089,497	1,093,509
Sequoia Mortgage Trust Series 10 Class 1A ±	0.98	10-20-2027	326,555	319,047
South Carolina Student Loan Corporation Series 2014-1 Class B ±	1.68	8-1-2035	500,000	467,000
Structured Asset Securities Corporation Series 2007-RM1 Class A1 ±144A	0.46	5-25-2047	2,095,809	1,351,797

Total Non-Agency Mortgage-Backed Securities (Cost $14,466,270)				13,841,912

U.S. Treasury Securities: 4.65%
U.S. Treasury Bond	2.50	2-15-2045	1,570,000	1,445,873
U.S. Treasury Bond	3.63	2-15-2044	275,000	314,832

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	99

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	4.25%	11-15-2040	$2,105,000	$2,641,775
U.S. Treasury Note	2.13	5-15-2025	1,225,000	1,226,871

Total U.S. Treasury Securities (Cost $4,939,750)				5,629,351

Yankee Corporate Bonds and Notes: 5.71%

Consumer Discretionary: 0.30%

Media: 0.30%
Pearson Dollar Finance Two plc 144A	6.25	5-6-2018	325,000	361,203

Energy: 2.45%

Energy Equipment & Services: 0.58%
Ensco plc	4.50	10-1-2024	80,000	79,108
Ensco plc	4.70	3-15-2021	200,000	206,727
Schlumberger Norge AS 144A	4.20	1-15-2021	380,000	412,639

				698,474

Oil, Gas & Consumable Fuels: 1.87%
BP Capital Markets plc	3.81	2-10-2024	110,000	114,295
BP Capital Markets plc	4.50	10-1-2020	350,000	387,267
Petroleos Mexicanos	2.29	2-15-2024	247,500	250,615
Petroleos Mexicanos	2.83	2-15-2024	517,500	535,856
Petroleos Mexicanos	6.38	1-23-2045	250,000	271,200
Statoil ASA	3.25	11-10-2024	310,000	315,865
Total Capital International SA	3.70	1-15-2024	200,000	209,426
Weatherford International Limited	4.50	4-15-2022	190,000	183,743

				2,268,267

Financials: 1.07%

Banks: 0.21%
Credit Suisse AG (New York)	3.63	9-9-2024	250,000	253,873

Diversified Financial Services: 0.86%
Shell International Finance BV	3.25	5-11-2025	200,000	202,411
Shell International Finance BV	3.40	8-12-2023	370,000	383,859
Tyco Electronics Group SA	3.50	2-3-2022	450,000	461,246

				1,047,516

Health Care: 0.19%

Pharmaceuticals: 0.19%
Actavis Funding SCS	4.55	3-15-2035	230,000	227,069

Industrials: 0.55%

Aerospace & Defense: 0.43%
BAE Systems plc 144A	4.75	10-11-2021	470,000	520,673

Road & Rail: 0.12%
Canadian Pacific Railway Company	2.90	2-1-2025	150,000	145,577

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.31%

Semiconductors & Semiconductor Equipment: 0.31%
TSMC Global Limited 144A	1.63%	4-3-2018	$380,000	$375,934

Materials: 0.52%

Metals & Mining: 0.52%
Rio Tinto Finance (USA) Limited	3.75	9-20-2021	370,000	387,085
Teck Resources Limited	3.00	3-1-2019	240,000	237,845

				624,930

Telecommunication Services: 0.32%

Wireless Telecommunication Services: 0.32%
Rogers Communications Incorporated	4.10	10-1-2023	370,000	387,674

Total Yankee Corporate Bonds and Notes (Cost $6,677,703)				6,911,190

	Yield		Shares
Short-Term Investments: 2.95%

Investment Companies: 2.95%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.11		3,570,122	3,570,122

Total Short-Term Investments (Cost $3,570,122)				3,570,122

Total investments in securities (Cost $117,981,788) *	100.57%	121,774,061
Other assets and liabilities, net	(0.57)	(688,327)

Total net assets	100.00%	$121,085,734

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $117,992,014 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,308,349
Gross unrealized losses	(1,526,302)

Net unrealized gains	$3,782,047

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	101

REAL RETURN PORTFOLIO

Security name	Shares	Value

Common Stocks: 14.88%

Consumer Staples: 3.06%

Food Products: 1.63%
Biostime International Holdings Limited «	176,000	$737,717
Marine Harvest ASA	4,555	52,547

		790,264

Household Products: 1.43%
Reckitt Benckiser Group plc	7,655	690,879

Energy: 2.59%

Oil, Gas & Consumable Fuels: 2.59%
BP plc	98,030	675,354
ENI SpA	32,056	577,044

		1,252,398

Financials: 4.16%

REITs: 4.16%
American Tower Corporation	3,460	321,053
AvalonBay Communities Incorporated	1,117	185,981
Boston Properties Incorporated	1,659	215,720
Host Hotels & Resorts Incorporated	8,319	165,714
Mid-America Apartment Communities Incorporated	1,538	117,488
Physicians Realty Trust	6,038	96,970
Prologis Incorporated	3,546	140,386
Public Storage Incorporated	670	129,672
Simon Property Group Incorporated	2,229	404,341
Tanger Factory Outlet Centers Incorporated	1,440	48,427
Ventas Incorporated	2,225	148,007
WP Glimcher Incorporated	3,018	42,463

		2,016,222

Materials: 5.07%

Chemicals: 3.07%
Akzo Nobel NV	8,884	676,669
Nitto Denko Corporation	10,400	809,275

		1,485,944

Metals & Mining: 2.00%
Agnico-Eagle Mines Limited	5,600	180,152
Franco-Nevada Corporation	2,050	105,434
Fresnillo plc	7,800	90,544
Goldcorp Incorporated-U.S. Exchange Traded Shares	6,300	111,888
Newmont Mining Corporation	3,000	81,720
Randgold Resources Limited ADR	2,850	205,856
Royal Gold Incorporated	1,760	113,995
Silver Wheaton Corporation	2,000	38,196
Tahoe Resources Incorporated	2,800	38,906

		966,691

Total Common Stocks (Cost $6,575,707)		7,202,398

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 9.53%

Consumer Discretionary: 2.78%

Auto Components: 0.54%
Goodyear Tire & Rubber Company	8.25%	8-15-2020	$125,000	$131,406
Tenneco Incorporated	6.88	12-15-2020	125,000	131,875

				263,281

Diversified Consumer Services: 0.16%
Service Corporation International	7.00	6-15-2017	70,000	76,213

Hotels, Restaurants & Leisure: 0.16%
Hilton Worldwide Finance LLC	5.63	10-15-2021	5,000	5,269
MGM Resorts International	7.63	1-15-2017	65,000	69,956

				75,225

Household Durables: 0.56%
DR Horton Incorporated	3.63	2-15-2018	135,000	138,038
Jarden Corporation	7.50	5-1-2017	120,000	132,000

				270,038

Media: 0.55%
CCO Holdings LLC	7.38	6-1-2020	125,000	133,125
DISH DBS Corporation	4.25	4-1-2018	130,000	133,575

				266,700

Specialty Retail: 0.54%
Limited Brands Incorporated	6.90	7-15-2017	120,000	131,700
Sally Holdings Incorporated	6.88	11-15-2019	125,000	131,563

				263,263

Textiles, Apparel & Luxury Goods: 0.27%
HanesBrands Incorporated	6.38	12-15-2020	125,000	132,344

Consumer Staples: 0.54%

Food Products: 0.27%
Smithfield Foods Incorporated	7.75	7-1-2017	120,000	132,600

Household Products: 0.27%
Spectrum Brands Incorporated	6.38	11-15-2020	120,000	128,100

Energy: 1.00%

Energy Equipment & Services: 0.29%
SESI LLC	6.38	5-1-2019	70,000	71,925
Targa Resources Partners 144A	5.00	1-15-2018	65,000	67,113

				139,038

Oil, Gas & Consumable Fuels: 0.71%
Chesapeake Energy Corporation Company ±	3.53	4-15-2019	70,000	67,900
Sabine Pass LNG LP	7.50	11-30-2016	65,000	69,388
Tesoro Corporation	4.25	10-1-2017	65,000	67,275
Tesoro Logistics LP	5.88	10-1-2020	65,000	68,055
WPX Energy Incorporated	5.25	1-15-2017	70,000	71,750

				344,368

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	103

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Financials: 1.67%

Banks: 0.28%
CIT Group Incorporated	4.25%	8-15-2017	$130,000	$132,756

Consumer Finance: 1.12%
Ally Financial Incorporated	6.25	12-1-2017	125,000	134,063
General Motors Financial Company Incorporated	3.25	5-15-2018	135,000	138,209
SLM Corporation	4.63	9-25-2017	130,000	133,250
Toll Brothers Finance Corporation	4.00	12-31-2018	135,000	138,375

				543,897

REITs: 0.27%
Iron Mountain Incorporated	7.75	10-1-2019	125,000	132,031

Health Care: 0.98%

Health Care Equipment & Supplies: 0.42%
Biomet Incorporated	6.50	8-1-2020	125,000	132,094
Mallinckrodt International Finance SA	3.50	4-15-2018	70,000	70,175

				202,269

Health Care Providers & Services: 0.56%
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	125,000	136,563
HCA Incorporated	8.00	10-1-2018	115,000	133,975

				270,538

Industrials: 0.90%

Aerospace & Defense: 0.27%
Huntington Ingalls Industries Incorporated	7.13	3-15-2021	120,000	128,400

Diversified Consumer Services: 0.14%
ADT Corporation	2.25	7-15-2017	70,000	69,300

Machinery: 0.21%
Case New Holland Industrial Incorporated	7.88	12-1-2017	65,000	71,906
Manitowoc Company Incorporated	8.50	11-1-2020	30,000	31,875

				103,781

Trading Companies & Distributors: 0.28%
United Rentals North America Incorporated	7.38	5-15-2020	125,000	134,688

Information Technology: 0.28%

Internet Software & Services: 0.28%
IAC/InterActiveCorp	4.88	11-30-2018	130,000	134,550

Materials: 0.55%

Chemicals: 0.27%
PolyOne Corporation	7.38	9-15-2020	125,000	130,938

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging: 0.28%
Owens-Illinois Incorporated	7.80%	5-15-2018	$120,000	$135,300

Telecommunication Services: 0.55%

Diversified Telecommunication Services: 0.27%
Frontier Communications Corporation	8.13	10-1-2018	60,000	66,187
Windstream Corporation	7.88	11-1-2017	60,000	64,650

				130,837

Wireless Telecommunication Services: 0.28%
Sprint Nextel Corporation	6.00	12-1-2016	65,000	67,600
T-Mobile USA Incorporated	6.46	4-28-2019	65,000	67,152

				134,752

Utilities: 0.28%

Independent Power & Renewable Electricity Producers: 0.28%
NRG Energy Incorporated	7.63	1-15-2018	120,000	133,740

Total Corporate Bonds and Notes (Cost $4,601,731)				4,608,947

Loans: 4.29%

Consumer Discretionary: 0.28%

Multiline Retail: 0.28%
Michaels Stores Incorporated ±	3.75	1-28-2020	134,315	134,382

Financials: 0.28%

Diversified Financial Services: 0.28%
Delos Finance SARL ±	3.50	3-6-2021	135,000	135,049

Health Care: 0.66%

Health Care Providers & Services: 0.38%
CHS/Community Health System Incorporated ±	3.53	12-31-2018	134,660	134,968
Iasis Healthcare LLC ±<	0.00	5-3-2018	50,000	50,136

				185,104

Pharmaceuticals: 0.28%
Valeant Pharmaceuticals International Incorporated ±<	0.00	2-13-2019	135,000	134,869

Industrials: 1.08%

Aerospace & Defense: 0.25%
TransDigm Incorporated ±	3.75	2-28-2020	119,747	119,417

Commercial Services & Supplies: 0.83%
Hertz Corporation ±	3.50	3-11-2018	134,315	133,835
KAR Auction Services Incorporated ±	3.50	3-7-2021	134,258	134,315
ServiceMaster Company ±	4.25	7-1-2021	134,662	134,998

				403,148

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	105

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.69%

Communications Equipment: 0.27%
Cequel Communications LLC ±	3.50%	2-14-2019	$131,188	$131,370

Internet Software & Services: 0.14%
Zayo Group LLC ±	3.75	5-6-2021	69,821	69,717

Technology Hardware, Storage & Peripherals: 0.28%
Dell Incorporated ±	4.50	4-29-2020	134,659	134,716

Materials: 0.56%

Chemicals: 0.28%
Ineos US Finance LLC ±	3.75	5-4-2018	134,319	134,281

Containers & Packaging: 0.28%
Berry Plastics Group Incorporated ±	3.50	2-8-2020	134,315	134,043

Telecommunication Services: 0.74%

Diversified Telecommunication Services: 0.74%
Level 3 Financing Incorporated ±<	0.00	5-31-2022	135,000	134,663
Virgin Media Investment Holdings Limited ±	3.50	6-7-2020	90,898	90,626
West Corporation ±	3.25	6-30-2018	135,000	134,738

				360,027

Total Loans (Cost $2,068,229)				2,076,123

U.S. Treasury Securities: 66.60%
TIPS	0.13	4-15-2017	1,325,197	1,345,696
TIPS	0.13	4-15-2018	1,041,685	1,059,833
TIPS	0.13	4-15-2019	2,125,804	2,158,354
TIPS	0.13	4-15-2020	609,888	616,464
TIPS	0.13	1-15-2022	1,303,788	1,301,241
TIPS	0.13	7-15-2022	1,339,674	1,340,720
TIPS	0.13	1-15-2023	1,436,964	1,425,962
TIPS	0.13	7-15-2024	1,217,920	1,203,172
TIPS	0.25	1-15-2025	1,544,922	1,536,112
TIPS	0.38	7-15-2023	1,440,476	1,457,694
TIPS	0.63	7-15-2021	1,403,556	1,457,067
TIPS	0.63	1-15-2024	1,487,287	1,529,931
TIPS	0.63	2-15-2043	441,528	406,206
TIPS	0.75	2-15-2042	673,870	641,177
TIPS	0.75	2-15-2045	375,945	356,971
TIPS	1.13	1-15-2021	1,106,160	1,175,553
TIPS	1.25	7-15-2020	968,820	1,041,254
TIPS	1.38	7-15-2018	1,056,443	1,124,121
TIPS	1.38	1-15-2020	627,722	673,575
TIPS	1.38	2-15-2044	703,993	778,793
TIPS	1.63	1-15-2018	608,504	645,015
TIPS	1.75	1-15-2028	501,453	577,023
TIPS	1.88	7-15-2019	519,651	568,652
TIPS	2.00	1-15-2026	553,080	644,598

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
TIPS	2.13%	1-15-2019	$456,313	$498,772
TIPS	2.13	2-15-2040	267,596	339,596
TIPS	2.13	2-15-2041	339,573	434,096
TIPS	2.38	1-15-2017	398,014	418,817
TIPS	2.38	1-15-2025	864,156	1,031,788
TIPS	2.38	1-15-2027	503,371	611,123
TIPS	2.50	7-15-2016	765,669	796,894
TIPS	2.50	1-15-2029	505,793	633,822
TIPS	2.63	7-15-2017	592,301	638,250
TIPS	3.38	4-15-2032	199,499	286,623
TIPS	3.63	4-15-2028	423,281	586,145
TIPS	3.88	4-15-2029	617,493	889,382

Total U.S. Treasury Securities (Cost $31,079,932)				32,230,492

Yankee Corporate Bonds and Notes: 0.32%

Information Technology: 0.04%

Communications Equipment: 0.04%
Nokia Corporation	5.38	5-15-2019	20,000	21,600

Materials: 0.28%

Metals & Mining: 0.28%
ArcelorMittal SA	6.13	6-1-2018	125,000	134,063

Total Yankee Corporate Bonds and Notes (Cost $153,485)				155,663

	Yield		Shares
Short-Term Investments: 5.46%

Investment Companies: 5.46%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12		384,925	384,925
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		2,258,748	2,258,748
Total Short-Term Investments (Cost $2,643,673)				2,643,673

Total investments in securities (Cost $47,122,757) *	101.08%	48,917,296
Other assets and liabilities, net	(1.08)	(520,512)

Total net assets	100.00%	$48,396,784

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $47,130,780 and unrealized gains (losses) consists of:

Gross unrealized gains	$2,243,319
Gross unrealized losses	(456,803)

Net unrealized gains	$1,786,516

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	107

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 31.24%
FHLMC	6.00%	7-1-2017	$18,786	$19,434
FHLMC	7.50	7-17-2017	20,375	20,813
FHLMC Series T-54 Class 4A ±	3.06	2-25-2043	479,589	513,144
FHLMC Series T-57 Class 1A2	7.00	7-25-2043	576,152	671,088
FHLMC Series T-63 Class 1A1 ±	1.33	2-25-2045	413,083	421,120
FHLMC Structured Pass-Through Securities Series T-54 Class 3A	7.00	2-25-2043	424,557	520,825
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2	7.00	3-25-2043	639,386	714,083
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	704,786	841,055
FNMA ±	1.34	10-1-2034	278,167	285,509
FNMA ±	1.34	4-1-2044	220,884	226,732
FNMA ±	1.34	10-1-2044	233,028	238,882
FNMA ±	1.36	4-1-2037	270,150	283,516
FNMA ±	1.73	7-1-2017	3,285	3,297
FNMA ±	1.75	9-1-2033	190,307	199,811
FNMA ±	1.78	10-1-2033	413,715	435,018
FNMA ±	1.93	6-1-2033	349,075	366,663
FNMA ±	1.95	8-1-2035	286,360	302,751
FNMA ±	1.95	4-1-2034	364,869	385,491
FNMA ±	2.01	1-1-2036	194,143	206,029
FNMA ±	2.01	12-1-2033	283,943	298,597
FNMA ±	2.04	6-1-2033	210,272	217,303
FNMA ±	2.08	7-1-2035	225,538	239,852
FNMA	5.50	2-1-2017	42,519	44,837
FNMA Series 2003-W4 Class 3A ±	6.55	10-25-2042	286,895	328,127
FNMA Series 2004-W2 Class 2A2	7.00	2-25-2044	217,599	254,973
FNMA Series 2007-88 Class HC ±	2.31	9-25-2037	259,640	270,241
HUD	0.83	8-1-2016	150,000	149,866

Total Agency Securities (Cost $7,905,361)				8,459,057

Asset-Backed Securities: 20.34%
Ally Auto Receivables Trust Series 2013-2 Class A3	0.79	1-15-2018	114,948	115,078
Ally Auto Receivables Trust Series 2014-SN1 Class A3	0.75	2-21-2017	110,000	110,001
Ally Auto Receivables Trust Series 2014-SN2 Class A2B ±	0.48	3-20-2017	120,118	120,110
American Express Credit Account Master Trust Series 2014-4 Class A	1.43	6-15-2020	130,000	130,624
AmeriCredit Automobile Receivables Trust Series 2013-5 Class A3	0.90	9-10-2018	116,000	116,118
AmeriCredit Automobile Receivables Trust Series 2014-1 Class A3	0.90	2-8-2019	110,000	109,951
AmeriCredit Automobile Receivables Trust Series 2014-4 Class A3	1.27	7-8-2019	125,000	125,260
AmeriCredit Automobile Receivables Trust Series 2015-2 Class A3	1.27	1-8-2020	135,000	134,918
Bank of the West Auto Trust Series 2014-1 Class A3 144A	1.09	3-15-2019	125,000	125,083
Bank of the West Auto Trust Series 2015-1 Class A2 144A±	0.53	4-16-2018	100,000	100,001
BMW Vehicle Lease Trust Series 2014-1 Class A3	0.73	2-21-2017	110,000	110,051
Capital Auto Receivables Asset Trust Series 2014-1 Class A1A	0.68	5-20-2016	36,074	36,075
Capital Auto Receivables Asset Trust Series 2015-1 Class A2	1.42	6-20-2018	130,000	130,310
Capital Auto Receivables Asset Trust Series 2015-2 Class A1B ±	0.63	10-20-2017	150,000	149,992
Capital One Multi-Asset Execution Trust Series 2014-A2 Class A2	1.26	1-15-2020	100,000	100,495
CarMax Auto Owner Trust Series 2014-1 Class A3	0.79	10-15-2018	110,000	110,070
CarMax Auto Owner Trust Series 2015-1 Class A3	1.38	11-15-2019	130,000	130,498
Chase Issuance Trust Series 2014-A6 Class A6	1.26	7-15-2019	120,000	120,241
Chrysler Capital Auto Receivables Trust Series 2014-AA Class A3 144A	0.83	9-17-2018	100,000	100,010

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
CNH Equipment Trust Series 2014-A Class A3	0.84%	5-15-2019	$100,000	$100,054
College Loan Corporation Trust Series 2004-1 Class A4 ±	0.47	4-25-2024	110,000	109,084
Fifth Third Auto Trust Series 2014-1 Class A3	0.68	4-16-2018	100,000	100,032
Fifth Third Auto Trust Series 2014-2 Class A3	0.89	11-15-2018	130,000	130,044
Ford Credit Auto Lease Trust Series 2013-B Class A3	0.76	9-15-2016	104,416	104,473
Ford Credit Auto Lease Trust Series 2014-A Class A3	0.68	4-15-2017	100,000	100,037
Ford Credit Auto Owner Trust Series 2014-A Class A3	0.79	5-15-2018	220,000	220,218
Ford Credit Auto Owner Trust Series 2014-B A3	0.90	10-15-2018	120,000	120,181
Ford Credit Auto Owner Trust Series 2014-C Class A3	1.06	5-15-2019	250,000	250,620
GE Equipment LLC Series 2013-2 Class A2	0.61	6-24-2016	18,820	18,821
GE Equipment LLC Series 2013-2 Class A3	0.92	9-25-2017	120,000	120,182
GE Equipment Small Ticket LLC Series 2014-1A Class A3 144A	0.95	9-25-2017	110,000	110,047
GM Financial Automobile Lease Series 2014-1A Class A3 144A	1.01	5-22-2017	120,000	120,138
GSAMP Trust Series 2005-SEA2 Class A1 144A±	0.53	1-25-2045	236,786	231,727
Honda Auto Receivables Owner Trust Series 2014-1 Class A3	0.67	11-21-2017	100,000	99,980
Honda Auto Receivables Owner Trust Series 2014-4 Class A3	0.99	9-17-2018	100,000	100,148
Hyundai Auto Lease Securitization Trust Series 2015-A Class A3 144A	1.42	9-17-2018	130,000	130,399
Hyundai Auto Receivables Trust Series 2014-A Class A3	0.79	7-16-2018	100,000	100,033
Hyundai Auto Receivables Trust Series 2015-A Class A3	1.05	4-15-2019	130,000	130,038
Mercedes-Benz Auto Lease Trust Series 2015-A Class A3	1.10	8-15-2017	130,000	130,463
Nissan Auto Receivables Owner Trust Series 2014-A Class A3	0.72	8-15-2018	100,000	100,011
Nissan Auto Receivables Owner Trust Series 2014-B Class A3	1.11	5-15-2019	130,000	130,181
Nissan Auto Receivables Owner Trust Series 2015-A Class A3	1.05	10-15-2019	135,000	134,846
Toyota Auto Receivables Owner Trust Series 2014-A Class A3	0.67	12-15-2017	100,000	99,976
Toyota Auto Receivables Owner Trust Series 2014-B Class A3	0.76	3-15-2018	110,000	110,031
Volkswagen Auto Lease Trust Series 2014-A Class A3	0.80	4-20-2017	100,000	100,048
Volkswagen Auto Lease Trust Series 2015-A Class A3	1.25	12-20-2017	130,000	130,250

Total Asset-Backed Securities (Cost $5,505,335)				5,506,948

Corporate Bonds and Notes: 24.46%

Consumer Discretionary: 1.40%

Diversified Consumer Services: 0.38%
Stanford University	4.25	5-1-2016	100,000	103,306

Specialty Retail: 1.02%
Lowe’s Companies Incorporated	1.63	4-15-2017	160,000	162,192
The Home Depot Incorporated	5.40	3-1-2016	110,000	114,049

				276,241

Consumer Staples: 2.38%

Beverages: 0.45%
Brown-Forman Corporation	2.50	1-15-2016	120,000	121,286

Food Products: 1.49%
Cargill Incorporated 144A	1.90	3-1-2017	114,000	115,467
Ingredion Incorporated	3.20	11-1-2015	91,000	91,756
Kellogg Company	4.45	5-30-2016	94,000	97,266
Kraft Foods Group Incorporated	1.63	6-4-2015	100,000	100,003

				404,492

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	109

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Household Products: 0.44%
Procter & Gamble Company	4.85%	12-15-2015	$115,000	$117,703

Energy: 1.63%

Oil, Gas & Consumable Fuels: 1.63%
Chevron Corporation ±	0.38	2-22-2017	110,000	110,038
Commonwealth Edison Company	5.95	8-15-2016	120,000	126,949
Duke Energy Carolinas LLC	5.30	10-1-2015	125,000	127,021
Marathon Oil Corporation	6.00	10-1-2017	70,000	76,962

				440,970

Financials: 10.52%

Banks: 2.38%
Ally Bank ±	0.90	9-18-2015	74,000	74,133
Bank of America Corporation	1.25	1-11-2016	70,000	70,163
Branch Banking & Trust Company ±	0.59	9-13-2016	250,000	249,272
Citigroup Incorporated	4.59	12-15-2015	90,000	91,826
KeyBank NA	4.95	9-15-2015	157,000	159,019

				644,413

Capital Markets: 1.60%
Bank of New York Mellon Corporation	2.50	1-15-2016	115,000	116,422
Goldman Sachs Group Incorporated	2.38	1-22-2018	40,000	40,599
Goldman Sachs Group Incorporated	5.35	1-15-2016	90,000	92,466
Morgan Stanley	3.45	11-2-2015	92,000	93,042
Morgan Stanley	4.75	3-22-2017	50,000	53,001
State Street Corporation	2.88	3-7-2016	37,000	37,645

				433,175

Consumer Finance: 4.21%
AIG Global Funding 144A	1.65	12-15-2017	100,000	100,465
American Express Credit Corporation	2.75	9-15-2015	77,000	77,475
American Honda Finance Corporation	0.95	5-5-2017	60,000	60,020
American Honda Finance Corporation	1.13	10-7-2016	50,000	50,249
American Honda Finance Corporation	1.55	12-11-2017	30,000	30,288
BMW Bank North America	0.70	7-18-2016	245,000	245,334
Daimler Finance North America LLC 144A	2.63	9-15-2016	150,000	152,940
Discover Bank	0.85	9-25-2015	125,000	125,216
Sallie Mae Bank	0.85	10-30-2015	175,000	175,370
Toyota Motor Credit Corporation	2.05	1-12-2017	120,000	122,523

				1,139,880

Diversified Financial Services: 1.29%
Bank of America Corporation	3.88	3-22-2017	70,000	73,063
General Electric Capital Corporation	5.63	9-15-2017	80,000	87,868
JPMorgan Chase & Company	3.15	7-5-2016	120,000	122,744
JPMorgan Chase & Company	6.00	1-15-2018	60,000	66,672

				350,347

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Insurance: 0.38%
MetLife Global Funding 144A	3.13%	1-11-2016	$100,000	$101,665

REITs: 0.67%
AvalonBay Communities Incorporated	5.70	3-15-2017	80,000	86,254
ERP Operating LP	5.38	8-1-2016	89,000	93,565

				179,819

Health Care: 0.92%

Health Care Equipment & Supplies: 0.18%
Becton Dickinson & Company	1.80	12-15-2017	50,000	50,344

Pharmaceuticals: 0.74%
AbbVie Incorporated	1.20	11-6-2015	90,000	90,174
AbbVie Incorporated	1.80	5-14-2018	20,000	20,020
Merck & Company Incorporated ±	0.40	2-10-2017	90,000	90,032

				200,226

Industrials: 2.45%

Commercial Services & Supplies: 0.75%
Cintas Corporation No. 2	2.85	6-1-2016	80,000	81,508
Cooper US Incorporated	2.38	1-15-2016	120,000	121,311

				202,819

Electrical Equipment: 0.34%
ABB Treasury Center USA Incorporated 144A	2.50	6-15-2016	90,000	91,452

Industrial Conglomerates: 0.22%
General Electric Company	0.85	10-9-2015	60,000	60,100

Machinery: 0.37%
Caterpillar Incorporated	4.63	6-1-2015	100,000	100,000

Road & Rail: 0.77%
Norfolk Southern Corporation	5.75	1-15-2016	106,000	109,014
Union Pacific Corporation	5.75	11-15-2017	90,000	99,525

				208,539

Information Technology: 0.97%

IT Services: 0.30%
Fiserv Incorporated	3.13	6-15-2016	80,000	81,883

Software: 0.33%
Oracle Corporation ±	0.47	7-7-2017	90,000	90,164

Technology Hardware, Storage & Peripherals: 0.34%
Apple Incorporated	0.90	5-12-2017	90,000	90,178

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	111

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.67%

Chemicals: 0.67%
Ecolab Incorporated	3.00%	12-8-2016	$90,000	$92,516
Sherwin-Williams Company	1.35	12-15-2017	90,000	89,995

				182,511

Telecommunication Services: 0.81%

Diversified Telecommunication Services: 0.81%
AT&T Incorporated	1.60	2-15-2017	90,000	90,402
Verizon Communications Incorporated	1.35	6-9-2017	130,000	129,917

				220,319

Utilities: 2.70%

Electric Utilities: 1.39%
Kentucky Utilities Company	1.63	11-1-2015	110,000	110,479
Sierra Pacific Power Company	6.00	5-15-2016	120,000	125,937
Southern California Edison Company	1.13	5-1-2017	90,000	90,328
Xcel Energy Incorporated %%	1.20	6-1-2017	50,000	50,057

				376,801

Gas Utilities: 0.54%
Questar Corporation	2.75	2-1-2016	144,000	145,837

Multi-Utilities: 0.77%
Consumers Energy Company	5.15	2-15-2017	100,000	107,055
San Diego Gas & Electric Company	5.30	11-15-2015	100,000	102,192

				209,247

Total Corporate Bonds and Notes (Cost $6,612,589)				6,623,717

Municipal Obligations: 0.89%

Arizona: 0.26%
Arizona School Facilities Board Certificate of Participation Series A-3 (Miscellaneous Revenue)	0.95	9-1-2016	70,000	70,195

Michigan: 0.22%
Chippewa Valley MI School District (Education Revenue, Qualified School Board Loan Fund Insured) %%	1.18	5-1-2017	60,000	59,959

Minnesota: 0.11%
Saint Paul MN Housing & RDA HealthPartners Obligated Group Series B (Health Revenue) %%	1.04	7-1-2016	30,000	30,000

Pennsylvania: 0.30%
Chester County PA (GO)	0.59	5-15-2016	80,000	80,005

Total Municipal Obligations (Cost $240,000)				240,159

Non-Agency Mortgage-Backed Securities: 5.09%
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PWR8 Class A4	4.67	6-11-2041	8,426	8,417
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17 Class A1A ±	5.89	6-11-2050	85,560	92,337

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2015

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
CIT Education Loan Trust Series 2005-1 Class A3 ±	0.39%	3-15-2026	$95,836	$95,171
CNH Equipment Trust Series 2014-B Class A3	0.91	5-15-2019	125,000	125,068
Dell Equipment Finance Trust 2015-1 Class A2 144A	1.01	7-24-2017	140,000	140,078
GE Equipment Transportation LLC Series 2014-1 Class A3	0.97	4-23-2018	120,000	120,032
John Deere Owner Trust Series 2014-A Class A3	0.92	4-16-2018	110,000	110,146
John Deere Owner Trust Series 2015-A Class A3	1.32	6-17-2019	130,000	130,497
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class A1A	5.44	1-15-2049	105,937	112,556
SLMA Series 2014-1 Class A1 ±	0.46	5-28-2019	44,434	44,422
Structured Asset Securities Corporation Series 2006-RF3 Class 1A1 144A	6.00	10-25-2036	148,431	148,700
Volvo Financial Equipment LLC Series 2014-1A Class A3 144A	0.82	4-16-2018	100,000	99,898
Volvo Financial Equipment LLC Series 2015-1A Class A3 144A	1.51	6-17-2019	150,000	150,498

Total Non-Agency Mortgage-Backed Securities (Cost $1,382,040)				1,377,820

Yankee Corporate Bonds and Notes: 4.34%

Energy: 1.58%

Oil, Gas & Consumable Fuels: 1.58%
BP Capital Markets plc ±	0.61	11-6-2015	100,000	100,078
Schlumberger SA 144A	2.65	1-15-2016	100,000	101,317
Shell International	3.10	6-28-2015	73,000	73,146
Total Capital SA	2.30	3-15-2016	150,000	152,148

				426,689

Financials: 1.42%

Banks: 0.65%
BNP Paribas	3.60	2-23-2016	75,000	76,529
Royal Bank of Canada	0.80	10-30-2015	100,000	100,162

				176,691

Diversified Financial Services: 0.77%
ConocoPhillips Canada Funding Company	5.63	10-15-2016	100,000	106,470
Deutsche Bank AG (London)	3.25	1-11-2016	100,000	101,567

				208,037

Industrials: 0.85%

Machinery: 0.29%
Pentair Finance SA	1.35	12-1-2015	80,000	80,095

Road & Rail: 0.56%
Canadian National Railway Company	1.45	12-15-2016	90,000	90,891
Canadian National Railway Company	5.80	6-1-2016	57,000	59,881

				150,772

Materials: 0.49%

Metals & Mining: 0.49%
Rio Tinto Finance USA Limited	1.88	11-2-2015	132,000	132,642

Total Yankee Corporate Bonds and Notes (Cost $1,174,010)				1,174,926

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Allocation Funds	113

STABLE INCOME PORTFOLIO

Security name	Yield		Shares	Value
Short-Term Investments: 13.92%

Investment Companies: 5.44%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.11%		1,472,418	$1,472,418

		Maturity date	Principal
U.S. Treasury Securities: 8.48%
U.S Treasury Bill (z)	0.12	2-4-2016	$1,300,000	1,298,881
U.S Treasury Bill (z)	0.17	3-3-2016	1,000,000	998,639

				2,297,520

Total Short-Term Investments (Cost $3,768,960)				3,769,938

Total investments in securities (Cost $26,588,295) *	100.28%	27,152,565
Other assets and liabilities, net	(0.28)	(76,761)

Total net assets	100.00%	$27,075,804

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $26,588,295 and unrealized gains (losses) consists of:

Gross unrealized gains	$586,094
Gross unrealized losses	(21,824)

Net unrealized gains	$564,270

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Advantage Allocation Funds	Statements of assets and liabilities—May 31, 2015

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$322,448,500	$121,755,965
In affiliated securities, at value (see cost below)	12,804,474	2,403,059

Total investments, at value (see cost below)	335,252,974	124,159,024
Cash	0	3,137
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	0	1,025,651
Receivable for dividends	631,272	118,131
Receivable for securities lending income	465	332
Prepaid expenses and other assets	3,517	8,990

Total assets	335,888,228	125,315,265

Liabilities
Payable for investments purchased	128,260	518,857
Payable upon receipt of securities loaned	0	1,367,050
Payable for daily variation margin on open futures contracts	0	0
Due to custodian bank	0	0
Advisory fee payable	187,067	57,590
Professional fees payable	32,027	35,874
Accrued expenses and other liabilities	6,070	6,033

Total liabilities	353,424	1,985,404

Total net assets	$335,534,804	$123,329,861

Investments in unaffiliated securities (including securities on loan), at cost	$236,006,345	$77,463,616

Investments in affiliated securities, at cost	$12,804,474	$2,403,059

Total investments, at cost	$248,810,819	$79,866,675

Securities on loan, at value	$0	$1,339,855

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2015	Wells Fargo Advantage Allocation Funds	115

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,128,671,258	$2,651,750,298	$156,102,811	$518,423,328	$80,663,350	$714,607,781	$207,907,110
111,234,959	72,683,496	8,927,351	37,309,383	2,483,095	88,512,607	9,678,304

1,239,906,217	2,724,433,794	165,030,162	555,732,711	83,146,445	803,120,388	217,585,414
0	0	0	0	0	9,758	0
0	0	153,699	13,205,915	0	0	0
15,190,440	47,924,940	117,915	1,050,783	0	2,366,688	858,496
41,218	5,776,462	357,938	3,129,841	195,031	168,797	110,256
69,403	14,443	28,445	161,736	773	49,576	6,342
8,181	104,072	34,118	16,567	11,491	18,355	4,008

1,255,215,459	2,778,253,711	165,722,277	573,297,553	83,353,740	805,733,562	218,564,516

8,399,838	1,469,955	343,135	2,358,562	0	815,262	0
98,237,991	6,011,425	6,801,751	36,297,846	768,700	53,003,433	1,981,650
0	275,285	0	0	0	0	0
0	0	0	0	0	0	702,834
756,522	197,966	115,052	389,524	45,011	490,594	146,624
36,117	40,347	39,870	27,215	36,109	32,218	35,071
17,558	14,799	18,140	10,758	7,632	6,635	2,114

107,448,026	8,009,777	7,317,948	39,083,905	857,452	54,348,142	2,868,293

$1,147,767,433	$2,770,243,934	$158,404,329	$534,213,648	$82,496,288	$751,385,420	$215,696,223

$766,609,747	$1,289,156,907	$120,215,559	$502,024,510	$65,663,991	$580,265,838	$161,205,364

$111,234,959	$53,233,665	$8,927,351	$37,309,383	$2,483,095	$88,512,607	$9,678,304

$877,844,706	$1,342,390,572	$129,142,910	$539,333,893	$68,147,086	$668,778,445	$170,883,668

$89,729,279	$5,819,862	$6,330,776	$34,066,889	$751,405	$51,725,458	$1,912,752

$0	$0	$153,376	$13,399,801	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Advantage Allocation Funds	Statements of assets and liabilities—May 31, 2015

	Core Bond Portfolio	Managed Fixed Income Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$4,040,005,513	$118,203,939
In affiliated securities, at value (see cost below)	285,590,541	3,570,122

Total investments, at value (see cost below)	4,325,596,054	121,774,061
Cash	5,667,624	21,363
Segregated cash	0	0
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	583,124,854	97,190
Principal paydown receivable	31,502	0
Receivable for interest	14,350,325	882,649
Receivable for securities lending income	12,470	0
Prepaid expenses and other assets	11,173	3,064

Total assets	4,928,794,002	122,778,327

Liabilities
Payable for investments purchased	1,149,576,033	1,616,971
Payable upon receipt of securities loaned	25,460,000	0
Payable for daily variation margin on open futures contracts	0	0
Advisory fee payable	1,076,009	32,240
Professional fees payable	78,947	43,193
Accrued expenses and other liabilities	56,036	189

Total liabilities	1,176,247,025	1,692,593

Total net assets	$3,752,546,977	$121,085,734

Investments in unaffiliated securities (including securities on loan), at cost	$4,007,190,462	$114,411,666

Investments in affiliated securities, at cost	$285,590,541	$3,570,122

Total investments, at cost	$4,292,781,003	$117,981,788

Securities on loan, at value	$24,962,900	$0

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2015	Wells Fargo Advantage Allocation Funds	117

Real Return Portfolio	Stable Income Portfolio

$46,273,623	$25,680,147
2,643,673	1,472,418

48,917,296	27,152,565
0	0
0	18,000
23,885	0
106,998	0
0	0
221,596	88,937
2,824	0
4,901	3,663

49,277,500	27,263,165

450,760	139,965
384,925	0
0	4,063
12,226	2,021
29,710	36,972
3,095	4,340

880,716	187,361

$48,396,784	$27,075,804

$44,479,084	$25,115,877

$2,643,673	$1,472,418

$47,122,757	$26,588,295

$362,557	$0

$23,828	$0

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Advantage Allocation Funds	Statements of operations—year ended May 31, 2015

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$6,178,185	$1,189,335
Income from affiliated securities	14,612	1,431
Securities lending income, net	8,078	11,884
Interest	0	0

Total investment income	6,200,875	1,202,650

Expenses
Advisory fee	2,148,449	861,196
Custody and accounting fees	24,261	24,814
Professional fees	43,920	48,048
Shareholder report expenses	1,452	1,380
Trustees’ fees and expenses	11,095	12,889
Other fees and expenses	9,351	5,697

Total expenses	2,238,528	954,024
Less: Fee waivers and/or expense reimbursements	0	(129,792)

Net expenses	2,238,528	824,232

Net investment income (loss)	3,962,347	378,418

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	41,880,494	13,356,513
Affiliated securities	0	0
Futures transactions	0	0

Net realized gains on investments	41,880,494	13,356,513

Net change in unrealized gains (losses) on:
Unaffiliated securities	(13,267,776)	2,762,375
Affiliated securities	0	0
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	(13,267,776)	2,762,375

Net realized and unrealized gains (losses) on investments	28,612,718	16,118,888

Net increase (decrease) in net assets resulting from operations	$32,575,065	$16,497,306

* Net of foreign dividend withholding taxes in the amount of	$70,272	$1,163

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2015	Wells Fargo Advantage Allocation Funds	119

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,076,110	$56,769,252	$2,610,087	$16,484,954	$1,601,459	$1,890,035	$3,535,935
15,271	1,063,701	3,035	5,669	1,752	20,665	5,636
763,476	126,646	93,175	461,069	12,367	641,332	56,206
0	515	0	28,191	0	0	0

1,854,857	57,960,114	2,706,297	16,979,883	1,615,578	2,552,032	3,597,777

8,777,295	2,355,404	1,312,906	4,279,316	573,194	4,048,962	1,659,057
67,191	158,416	121,127	192,202	12,935	37,831	22,275
47,567	54,564	59,543	69,669	48,255	46,228	44,004
4,783	8,197	3,735	2,595	1,278	2,821	3,520
12,183	12,186	17,683	15,723	13,111	12,190	12,503
20,963	433,918	23,115	44,541	6,461	7,331	6,043

8,929,982	3,022,685	1,538,109	4,604,046	655,234	4,155,363	1,747,402
0	0	0	0	(4,092)	0	0

8,929,982	3,022,685	1,538,109	4,604,046	651,142	4,155,363	1,747,402

(7,075,125)	54,937,429	1,168,188	12,375,837	964,436	(1,603,331)	1,850,375

124,199,895	144,986,866	5,764,586	12,459,307	9,724,164	17,519,892	16,879,349
0	2,138,491	0	0	0	0	0
0	4,569,638	0	0	0	0	0

124,199,895	151,694,995	5,764,586	12,459,307	9,724,164	17,519,892	16,879,349

125,177,937	105,029,298	1,080,710	(27,933,255)	(3,904,014)	73,745,204	(3,678,556)
0	1,672,056	0	0	0	0	0
0	(615,765)	0	0	0	0	0

125,177,937	106,085,589	1,080,710	(27,933,255)	(3,904,014)	73,745,204	(3,678,556)

249,377,832	257,780,584	6,845,296	(15,473,948)	5,820,150	91,265,096	13,200,793

$242,302,707	$312,718,013	$8,013,484	$(3,098,111)	$6,784,586	$89,661,765	$15,051,168

$0	$5,351	$343,243	$1,894,652	$17,729	$9,237	$0

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Advantage Allocation Funds	Statements of operations—year ended May 31, 2015

	Core Bond Portfolio	Managed Fixed Income Portfolio

Investment income
Interest*	$69,361,815	$4,150,069
Securities lending income, net	207,193	1,681
Income from affiliated securities	162,761	2,209
Dividends**	0	0

Total investment income	69,731,769	4,153,959

Expenses
Advisory fee	11,574,876	462,434
Custody and accounting fees	182,847	12,493
Professional fees	65,258	55,404
Shareholder report expenses	7,517	3,553
Trustees’ fees and expenses	12,190	12,190
Other fees and expenses	64,516	4,536

Total expenses	11,907,204	550,610
Less: Fee waivers and/or expense reimbursements	(664,431)	(101,124)

Net expenses	11,242,773	449,486

Net investment income	58,488,996	3,704,473

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	54,759,195	1,635,962
Futures transactions	0	0
TBA sale commitments	18,676	0

Net realized gains on investments	54,777,871	1,635,962

Net change in unrealized gains (losses) on:
Unaffiliated securities	(15,603,380)	(507,703)
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	(15,603,380)	(507,703)

Net realized and unrealized gains (losses) on investments	39,174,491	1,128,259

Net increase in net assets resulting from operations	$97,663,487	$4,832,732

* Net of foreign interest withholding taxes in the amount of	$6,939	$651
** Net of foreign dividend withholding taxes in the amount of	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2015	Wells Fargo Advantage Allocation Funds	121

Real Return Portfolio	Stable Income Portfolio

$473,637	$410,984
6,136	0
102	1,745
117,700	0

597,575	412,729

179,347	77,232
9,598	9,373
41,339	49,136
2,413	1,526
17,692	17,277
4,984	9,241

255,373	163,785
(58,719)	(59,393)

196,654	104,392

400,921	308,337

1,134,155	47,612
(1,641)	(47,464)
0	0

1,132,514	148

(896,307)	(68,933)
0	(10,469)

(896,307)	(79,402)

236,207	(79,254)

$637,128	$229,083

$0	$0

$8,709	$0

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	C&B Large Cap Value Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$3,962,347	$4,519,408
Net realized gains on investments	41,880,494	41,555,935
Net change in unrealized gains (losses) on investments	(13,267,776)	9,188,214

Net increase in net assets resulting from operations	32,575,065	55,263,557

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	32,358,693	24,307,963
Withdrawals	(46,347,409)	(109,777,604)

Net decrease in net assets resulting from capital share transactions	(13,988,716)	(85,469,641)

Total increase (decrease) in net assets	18,586,349	(30,206,084)

Net assets
Beginning of period	316,948,455	347,154,539

End of period	$335,534,804	$316,948,455

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	123

	Diversified Large Cap Growth Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$378,418	$217,848
Net realized gains on investments	13,356,513	17,206,881
Net change in unrealized gains (losses) on investments	2,762,375	12,006,669

Net increase in net assets resulting from operations	16,497,306	29,431,398

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,385,145	4,540,444
Withdrawals	(38,000,934)	(38,368,891)

Net decrease in net assets resulting from capital share transactions	(36,615,789)	(33,828,447)

Total decrease in net assets	(20,118,483)	(4,397,049)

Net assets
Beginning of period	143,448,344	147,845,393

End of period	$123,329,861	$143,448,344

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Emerging Growth Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment loss	$(7,075,125)	$(7,250,579)
Net realized gains on investments	124,199,895	126,561,844
Net change in unrealized gains (losses) on investments	125,177,937	2,831,625

Net increase in net assets resulting from operations	242,302,707	122,142,890

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	45,776,720	100,196,552
Withdrawals	(236,510,647)	(172,012,866)

Net decrease in net assets resulting from capital share transactions	(190,733,927)	(71,816,314)

Total increase in net assets	51,568,780	50,326,576

Net assets
Beginning of period	1,096,198,653	1,045,872,077

End of period	$1,147,767,433	$1,096,198,653

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	125

	Index Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$54,937,429	$54,636,691
Net realized gains on investments	151,694,995	10,828,401
Net change in unrealized gains (losses) on investments	106,085,589	446,135,782

Net increase in net assets resulting from operations	312,718,013	511,600,874

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	163,917,502	110,111,813
Withdrawals	(543,742,749)	(397,250,633)

Net decrease in net assets resulting from capital share transactions	(379,825,247)	(287,138,820)

Total increase (decrease) in net assets	(67,107,234)	224,462,054

Net assets
Beginning of period	2,837,351,168	2,612,889,114

End of period	$2,770,243,934	$2,837,351,168

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	International Growth Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$1,168,188	$1,665,920
Net realized gains on investments	5,764,586	7,645,552
Net change in unrealized gains (losses) on investments	1,080,710	13,428,833

Net increase in net assets resulting from operations	8,013,484	22,740,305

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	9,541,797	13,505,034
Withdrawals	(15,259,152)	(18,531,879)

Net decrease in net assets resulting from capital share transactions	(5,717,355)	(5,026,845)

Total increase in net assets	2,296,129	17,713,460

Net assets
Beginning of period	156,108,200	138,394,740

End of period	$158,404,329	$156,108,200

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	127

	International Value Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$12,375,837	$14,388,396
Net realized gains on investments	12,459,307	8,585,816
Net change in unrealized gains (losses) on investments	(27,933,255)	54,753,421

Net increase (decrease) in net assets resulting from operations	(3,098,111)	77,727,633

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	42,159,536	31,602,874
Withdrawals	(17,083,113)	(19,826,023)

Net increase in net assets resulting from capital share transactions	25,076,423	11,776,851

Total increase in net assets	21,978,312	89,504,484

Net assets
Beginning of period	512,235,336	422,730,852

End of period	$534,213,648	$512,235,336

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Large Company Value Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$964,436	$971,468
Net realized gains on investments	9,724,164	9,554,727
Net change in unrealized gains (losses) on investments	(3,904,014)	7,711,461

Net increase in net assets resulting from operations	6,784,586	18,237,656

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,636,829	1,607,068
Withdrawals	(21,975,522)	(22,199,921)

Net decrease in net assets resulting from capital share transactions	(20,338,693)	(20,592,853)

Total decrease in net assets	(13,554,107)	(2,355,197)

Net assets
Beginning of period	96,050,395	98,405,592

End of period	$82,496,288	$96,050,395

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	129

	Small Company Growth Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment loss	$(1,603,331)	$(977,131)
Net realized gains on investments	17,519,892	25,678,045
Net change in unrealized gains (losses) on investments	73,745,204	21,247,400

Net increase in net assets resulting from operations	89,661,765	45,948,314

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	343,108,775	152,768,112
Withdrawals	(37,300,648)	(39,286,894)

Net increase in net assets resulting from capital share transactions	305,808,127	113,481,218

Total increase in net assets	395,469,892	159,429,532

Net assets
Beginning of period	355,915,528	196,485,996

End of period	$751,385,420	$355,915,528

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Small Company Value Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$1,850,375	$1,830,396
Net realized gains on investments	16,879,349	23,264,792
Net change in unrealized gains (losses) on investments	(3,678,556)	9,025,443

Net increase in net assets resulting from operations	15,051,168	34,120,631

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	22,862,632	18,725,149
Withdrawals	(28,565,086)	(50,335,526)

Net decrease in net assets resulting from capital share transactions	(5,702,454)	(31,610,377)

Total increase in net assets	9,348,714	2,510,254

Net assets
Beginning of period	206,347,509	203,837,255

End of period	$215,696,223	$206,347,509

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	131

	Core Bond Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$58,488,996	$57,008,763
Net realized gains (losses) on investments	54,777,871	(25,731,456)
Net change in unrealized gains (losses) on investments	(15,603,380)	45,003,848

Net increase in net assets resulting from operations	97,663,487	76,281,155

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,275,843,092	222,957,263
Withdrawals	(517,501,361)	(751,133,453)

Net increase (decrease) in net assets resulting from capital share transactions	758,341,731	(528,176,190)

Total increase (decrease) in net assets	856,005,218	(451,895,035)

Net assets
Beginning of period	2,896,541,759	3,348,436,794

End of period	$3,752,546,977	$2,896,541,759

The accompanying notes are an integral part of these financial statements.

132	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Managed Fixed Income Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$3,704,473	$3,708,418
Net realized gains (losses) on investments	1,635,962	(2,367,336)
Net change in unrealized gains (losses) on investments	(507,703)	2,165,201

Net increase in net assets resulting from operations	4,832,732	3,506,283

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	17,767,001	21,095,774
Withdrawals	(14,012,007)	(21,367,204)

Net increase (decrease) in net assets resulting from capital share transactions	3,754,994	(271,430)

Total increase in net assets	8,587,726	3,234,853

Net assets
Beginning of period	112,498,008	109,263,155

End of period	$121,085,734	$112,498,008

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	133

	Real Return Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$400,921	$781,968
Net realized gains on investments	1,132,514	518,616
Net change in unrealized gains (losses) on investments	(896,307)	(2,086,498)

Net increase (decrease) in net assets resulting from operations	637,128	(785,914)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	12,526,145	5,773,010
Withdrawals	(11,966,906)	(24,418,897)

Net increase (decrease) in net assets resulting from capital share transactions	559,239	(18,645,887)

Total increase (decrease) in net assets	1,196,367	(19,431,801)

Net assets
Beginning of period	47,200,417	66,632,218

End of period	$48,396,784	$47,200,417

The accompanying notes are an integral part of these financial statements.

134	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Stable Income Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$308,337	$346,645
Net realized gains (losses) on investments	148	(3,556)
Net change in unrealized gains (losses) on investments	(79,402)	20,195

Net increase in net assets resulting from operations	229,083	363,284

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	3,703,378	4,319,001
Withdrawals	(1,665,191)	(3,937,958)

Net increase in net assets resulting from capital share transactions	2,038,187	381,043

Total increase in net assets	2,267,270	744,327

Net assets
Beginning of period	24,808,534	24,064,207

End of period	$27,075,804	$24,808,534

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Allocation Funds	135

	Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses

C&B Large Cap Value Portfolio
Year ended May 31, 2015	1.20%	0.68%	0.68%	10.29%	35%
Year ended May 31, 2014	1.35%	0.68%	0.68%	17.80%	22%
Year ended May 31, 2013	1.73%	0.68%	0.68%	29.30%	18%
Year ended May 31, 2012	1.81%	0.68%	0.68%	(4.61)%	21%
Year ended May 31, 2011[2]	1.27%	0.67%	0.67%	18.08%	17%
Year ended September 30, 2010	1.40%	0.70%	0.68%	7.49%	13%

Diversified Large Cap Growth Portfolio
Year ended May 31, 2015	0.28%	0.72%	0.62%	13.11%	46%
Year ended May 31, 2014	0.15%	0.72%	0.62%	21.70%	54%
Year ended May 31, 2013	0.51%	0.71%	0.62%	20.30%	56%
Year ended May 31, 2012	0.24%	0.71%	0.62%	1.26%	79%
Year ended May 31, 2011[2,3]	0.40%	0.69%	0.62%	22.78%	101%
Year ended September 30, 2010[3]	0.66%	0.70%	0.62%	7.51%	11%

Emerging Growth Portfolio
Year ended May 31, 2015	(0.63)%	0.80%	0.80%	24.02%	56%
Year ended May 31, 2014	(0.62)%	0.80%	0.80%	11.92%	63%
Year ended May 31, 2013	(0.47)%	0.80%	0.80%	20.53%	65%
Year ended May 31, 2012	(0.57)%	0.80%	0.80%	(4.83)%	75%
Year ended May 31, 2011[2]	(0.77)%	0.94%	0.91%	37.91%	59%
Year ended September 30, 2010	(0.66)%	1.02%	0.94%	20.49%	97%

Index Portfolio
Year ended May 31, 2015	1.96%	0.11%	0.11%	11.69%	4%
Year ended May 31, 2014	1.99%	0.10%	0.10%	20.33%	5%
Year ended May 31, 2013	2.20%	0.09%	0.09%	27.22%	4%
Year ended May 31, 2012	2.09%	0.10%	0.10%	(0.52)%	9%
Year ended May 31, 2011[2]	1.93%	0.10%	0.10%	19.39%	3%
Year ended September 30, 2010	2.01%	0.10%	0.10%	9.97%	22%

International Growth Portfolio
Year ended May 31, 2015	0.76%	1.00%	1.00%	5.13%	51%
Year ended May 31, 2014	1.13%	1.00%	1.00%	16.45%	46%
Year ended May 31, 2013	1.63%	1.04%	1.04%	30.34%	46%
Year ended May 31, 2012	2.04%	0.97%	0.90%	(9.44)%	69%
Year ended May 31, 2011[2]	1.62%	1.10%	1.10%	14.50%	53%
Year ended September 30, 2010	0.89%	1.42%	1.20%	3.25%	89%

International Value Portfolio
Year ended May 31, 2015	2.45%	0.91%	0.91%	(1.04)%	18%
Year ended May 31, 2014	3.09%	0.91%	0.91%	18.22%	11%
Year ended May 31, 2013	3.04%	0.91%	0.91%	29.45%	16%
Year ended May 31, 2012	3.44%	0.91%	0.85%	(21.07)%	9%
Year ended May 31, 2011[2]	3.14%	0.94%	0.94%	14.00%	16%
Year ended September 30, 2010	2.41%	1.20%	1.06%	0.92%	27%

Large Company Value Portfolio
Year ended May 31, 2015	1.09%	0.74%	0.74%	7.90%	72%
Year ended May 31, 2014	0.99%	0.73%	0.73%	20.26%	62%
Year ended May 31, 2013	1.49%	0.78%	0.74%	28.91%	95%
Year ended May 31, 2012	1.67%	0.77%	0.74%	(6.06)%	104%
Year ended May 31, 2011[2]	1.58%	0.78%	0.74%	21.46%	38%
Year ended September 30, 2010	1.73%	0.73%	0.72%	7.02%	46%

Please see footnotes on page 136.

The accompanying notes are an integral part of these financial statements.

136	Wells Fargo Advantage Allocation Funds	Financial highlights

	Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses

Small Company Growth Portfolio
Year ended May 31, 2015	(0.32)%	0.82%	0.82%	18.07%	58%
Year ended May 31, 2014	(0.37)%	0.83%	0.83%	23.47%	77%
Year ended May 31, 2013	(0.02)%	0.86%	0.86%	31.39%	109%
Year ended May 31, 2012	(0.12)%	0.83%	0.83%	(10.75)%	107%
Year ended May 31, 2011[2]	(0.42)%	0.83%	0.83%	39.64%	70%
Year ended September 30, 2010	(0.48)%	0.87%	0.86%	15.25%	129%

Small Company Value Portfolio
Year ended May 31, 2015	0.89%	0.84%	0.84%	7.29%	54%
Year ended May 31, 2014	0.89%	0.85%	0.85%	18.09%	47%
Year ended May 31, 2013	0.58%	0.85%	0.85%	30.76%	57%
Year ended May 31, 2012	0.69%	0.84%	0.84%	(7.17)%	60%
Year ended May 31, 2011[2]	1.60%	0.84%	0.84%	26.72%	47%
Year ended September 30, 2010	0.31%	0.89%	0.89%	16.38%	60%

Core Bond Portfolio
Year ended May 31, 2015	1.82%	0.37%	0.35%	3.22%	586%
Year ended May 31, 2014	1.94%	0.37%	0.35%	2.90%	646%
Year ended May 31, 2013	1.75%	0.37%	0.35%	2.61%	547%
Year ended May 31, 2012	2.33%	0.37%	0.35%	8.20%	803%
Year ended May 31, 2011	2.99%	0.37%	0.35%	7.02%	789%

Managed Fixed Income Portfolio
Year ended May 31, 2015	3.20%	0.48%	0.39%	4.23%	31%
Year ended May 31, 2014	3.33%	0.48%	0.39%	3.07%	35%
Year ended May 31, 2013	3.42%	0.47%	0.39%	4.81%	49%
Year ended May 31, 2012	3.83%	0.46%	0.39%	6.97%	51%
Year ended May 31, 2011	3.97%	0.45%	0.39%	8.84%	104%

Real Return Portfolio
Year ended May 31, 2015	0.89%	0.57%	0.44%	1.50%	57%
Year ended May 31, 2014	1.45%	0.53%	0.44%	(0.26)%	9%
Year ended May 31, 2013	1.52%	0.50%	0.44%	(1.86)%	15%
Year ended May 31, 2012	3.00%	0.48%	0.44%	12.62%	23%
Year ended May 31, 2011	3.25%	0.44%	0.43%	8.19%	19%

Stable Income Portfolio
Year ended May 31, 2015	1.20%	0.64%	0.41%	0.89%	26%
Year ended May 31, 2014	1.41%	0.66%	0.41%	1.52%	33%
Year ended May 31, 2013	1.50%	0.58%	0.41%	2.78%	20%
Year ended May 31, 2012	1.76%	0.59%	0.41%	1.71%	11%
Year ended May 31, 2011	2.02%	0.54%	0.40%	2.97%	14%

[1]	Returns for periods of less than one year are not annualized.

[2]	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

[3]	After the close of business on January 28, 2011, the Diversified Large Cap Growth Portfolio acquired the net assets of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio, and Wells Fargo Advantage Large Company Growth Portfolio. Wells Fargo Advantage Large Company Growth Portfolio became the accounting and performance survivor in the transaction. The information for the periods prior to January 31, 2011 is that of the Wells Fargo Advantage Large Company Growth Portfolio.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	137

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following portfolios: the Wells Fargo Advantage C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), the Wells Fargo Advantage Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), the Wells Fargo Advantage Emerging Growth Portfolio (“Emerging Growth Portfolio”), the Wells Fargo Advantage Index Portfolio (“Index Portfolio”), the Wells Fargo Advantage International Growth Portfolio (“International Growth Portfolio”), the Wells Fargo Advantage International Value Portfolio (“International Value Portfolio”), the Wells Fargo Advantage Large Company Value Portfolio (“Large Company Value Portfolio”), the Wells Fargo Advantage Small Company Growth Portfolio (“Small Company Growth Portfolio”), the Wells Fargo Advantage Small Company Value Portfolio (“Small Company Value Portfolio”), the Wells Fargo Advantage Core Bond Portfolio (“Core Bond Portfolio”), the Wells Fargo Advantage Managed Fixed Income Portfolio (“Managed Fixed Income Portfolio”), the Wells Fargo Advantage Real Return Portfolio (“Real Return Portfolio”) (formerly, Wells Fargo Advantage Inflation-Protected Bond Portfolio), and the Wells Fargo Advantage Stable Income Portfolio (“Stable Income Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other affiliated master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Portfolios’ Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolios are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2015, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

138	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. The value of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time, In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	139

When-issued transactions

The Portfolios may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Portfolios are subject to interest rate risk or equity price risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

The Portfolios may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

The Portfolios may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

140	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Mortgage dollar roll transactions

The Portfolios may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	141

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of May 31, 2015:

C&B Large Cap Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$45,910,603	$0	$0	$45,910,603
Consumer staples	27,603,065	0	0	27,603,065
Energy	28,155,145	0	0	28,155,145
Financials	93,118,535	0	0	93,118,535
Health care	53,049,332	0	0	53,049,332
Industrials	43,959,562	0	0	43,959,562
Information technology	17,499,772	0	0	17,499,772
Materials	13,152,486	0	0	13,152,486

Short-term investments
Investment companies	12,804,474	0	0	12,804,474
Total assets	$335,252,974	$0	$0	$335,252,974

Diversified Large Cap Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$29,539,188	$0	$0	$29,539,188
Consumer staples	5,020,747	0	0	5,020,747
Energy	4,300,560	0	0	4,300,560
Financials	7,379,302	0	0	7,379,302
Health care	22,334,325	0	0	22,334,325
Industrials	10,883,337	0	0	10,883,337
Information technology	36,679,430	0	0	36,679,430
Materials	3,865,360	0	0	3,865,360
Telecommunication services	1,753,716	0	0	1,753,716

Short-term investments
Investment companies	1,036,009	1,367,050	0	2,403,059
Total assets	$122,791,974	$1,367,050	$0	$124,159,024

142	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Emerging Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$169,281,606	$0	$0	$169,281,606
Consumer staples	10,103,425	0	0	10,103,425
Energy	49,043,007	0	0	49,043,007
Financials	74,088,589	0	0	74,088,589
Health care	392,624,346	0	0	392,624,346
Industrials	80,435,709	0	0	80,435,709
Information technology	351,693,196	0	0	351,693,196
Telecommunication services	1,401,380	0		1,401,380

Short-term investments
Investment companies	12,996,968	98,237,991	0	111,234,959
Total assets	$1,141,668,226	$98,237,991	$0	$1,239,906,217

Index Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$335,256,739	$0	$0	$335,256,739
Consumer staples	254,602,047	0	0	254,602,047
Energy	213,878,476	0	0	213,878,476
Financials	436,094,949	0	0	436,094,949
Health care	405,953,482	0	0	405,953,482
Industrials	273,429,217	0	0	273,429,217
Information technology	541,195,839	0	0	541,195,839
Materials	85,916,015	0	0	85,916,015
Telecommunication services	61,102,991	0	0	61,102,991
Utilities	79,791,477	0	0	79,791,477

Short-term investments
Investment companies	28,916,139	6,011,425	0	34,927,564
U.S. Treasury securities	2,284,998	0	0	2,284,998
Total assets	$2,718,422,369	$6,011,425	$0	$2,724,433,794
Liabilities
Futures contracts	$275,285	$0	$0	$275,285
Total liabilities	$275,285	$0	$0	$275,285

Notes to financial statements	Wells Fargo Advantage Allocation Funds	143

International Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Belgium	$5,455,211	$0	$0	$5,455,211
Brazil	242,587	0	0	242,587
China	16,381,914	0	0	16,381,914
France	8,544,799	0	0	8,544,799
Germany	16,218,086	0	0	16,218,086
Hong Kong	7,367,591	0	0	7,367,591
India	2,603,883	0	0	2,603,883
Italy	2,060,724	0	0	2,060,724
Japan	14,205,659	0	0	14,205,659
Mexico	5,049,455	0	0	5,049,455
Netherlands	4,977,994	0	0	4,977,994
South Korea	20,302	0	0	20,302
Spain	1,415,869	0	0	1,415,869
Sweden	3,012,139	0	0	3,012,139
Switzerland	20,106,464	0	0	20,106,464
United Kingdom	32,145,637	0	0	32,145,637
United States	9,723,278	0	0	9,723,278

Participation Notes
Ireland	0	1,469,561	0	1,469,561

Preferred stocks
Germany	5,101,658	0	0	5,101,658

Short-term investments
Investment companies	2,125,600	6,801,751	0	8,927,351
Total assets	$156,758,850	$8,271,312	$0	$165,030,162

144	Wells Fargo Advantage Allocation Funds	Notes to financial statements

International Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$28,428,980	$0	$0	$28,428,980
Austria	6,151,586	0	0	6,151,586
Belgium	3,516,366	0	0	3,516,366
Brazil	6,294,400	0	0	6,294,400
Canada	13,488,522	0	0	13,488,522
China	17,690,142	0	0	17,690,142
Czech Republic	1,431,939	0	0	1,431,939
Denmark	1,265,344	0	0	1,265,344
Finland	1,892,885	0	0	1,892,885
France	44,722,397	0	0	44,722,397
Germany	41,833,241	0	0	41,833,241
Hong Kong	14,244,260	0	0	14,244,260
Hungary	821,944	0	0	821,944
India	5,543,376	0	0	5,543,376
Ireland	4,771,098	0	0	4,771,098
Israel	5,966,700	0	0	5,966,700
Italy	6,099,890	0	0	6,099,890
Japan	115,532,701	0	0	115,532,701
Liechtenstein	655,637	0	0	655,637
Netherlands	11,803,031	0	0	11,803,031
Norway	8,529,112	0	0	8,529,112
Poland	2,755,407	0	0	2,755,407
Russia	4,867,884	0	0	4,867,884
Singapore	5,357,852	0	0	5,357,852
South Africa	2,898,266	0	0	2,898,266
South Korea	16,735,407	0	0	16,735,407
Spain	3,059,921	0	0	3,059,921
Sweden	12,470,724	0	0	12,470,724
Switzerland	26,202,798	0	0	26,202,798
Taiwan	5,171,277	0	0	5,171,277
Thailand	3,671,887	0	0	3,671,887
United Kingdom	91,558,376	53,510	0	91,611,886

Preferred stocks
Brazil	2,936,468	0	0	2,936,468

Short-term investments
Investment companies	1,011,537	36,297,846	0	37,309,383
Total assets	$519,381,355	$36,351,356	$0	$555,732,711

Notes to financial statements	Wells Fargo Advantage Allocation Funds	145

Large Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$6,848,830	$0	$0	$6,848,830
Consumer staples	4,822,486	0	0	4,822,486
Energy	8,244,157	0	0	8,244,157
Financials	24,270,229	0	0	24,270,229
Health care	12,260,996	0	0	12,260,996
Industrials	8,837,909	0	0	8,837,909
Information technology	8,553,931	0	0	8,553,931
Materials	2,510,242	0	0	2,510,242
Telecommunication services	1,397,066	0	0	1,397,066
Utilities	2,917,504	0	0	2,917,504

Short-term investments
Investment companies	1,714,395	768,700	0	2,483,095
Total assets	$82,377,745	$768,700	$0	$83,146,445

Small Company Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$112,453,376	$0	$0	$112,453,376
Consumer staples	7,383,231	0	0	7,383,231
Energy	21,889,715	0	0	21,889,715
Financials	80,627,936	0	0	80,627,936
Health care	173,862,398	0	0	173,862,398
Industrials	111,363,732	0	0	111,363,732
Information technology	175,077,382	0	0	175,077,382
Materials	31,950,011	0	0	31,950,011

Short-term investments
Investment companies	35,509,174	53,003,433	0	88,512,607
Total assets	$750,116,955	$53,003,433	$0	$803,120,388

146	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Small Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$34,383,081	$0	$0	$34,383,081
Consumer staples	3,647,196	0	0	3,647,196
Energy	6,480,745	0	0	6,480,745
Financials	79,680,936	0	0	79,680,936
Health care	15,296,474	0	0	15,296,474
Industrials	20,095,015	0	0	20,095,015
Information technology	26,955,514	0	0	26,955,514
Materials	10,376,598	0	0	10,376,598
Telecommunication services	1,511,914	0	0	1,511,914
Utilities	9,477,532	0	0	9,477,532

Warrants
Health care	0	2,105	0	2,105

Short-term investments
Investment companies	7,696,654	1,981,650	0	9,678,304
Total assets	$215,601,659	$1,983,755	$0	$217,585,414

Core Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$1,133,509,871	$0	$1,133,509,871

Asset-backed securities	0	537,628,825	0	537,628,825

Corporate bonds and notes	0	668,968,517	0	668,968,517

Municipal obligations	0	36,558,848	0	36,558,848

Non-agency mortgage-backed securities	0	192,656,623	0	192,656,623

U.S. Treasury securities	1,205,447,391	0	0	1,205,447,391

Yankee corporate bonds and notes	0	205,019,117	0	205,019,117

Yankee government bonds	0	60,216,321	0	60,216,321

Short-term investments
Investment companies	260,130,541	25,460,000	0	285,590,541
Total assets	$1,465,577,932	$2,860,018,122	$0	$4,325,596,054

Notes to financial statements	Wells Fargo Advantage Allocation Funds	147

Managed Fixed Income Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$39,859,391	$0	$39,859,391

Asset-backed securities	0	3,458,615	0	3,458,615

Corporate bonds and notes	0	38,384,630	0	38,384,630

Municipal obligations	0	10,118,850	0	10,118,850

Non-agency mortgage backed securities	0	12,490,115	1,351,797	13,841,912

U.S. Treasury securities	5,629,351	0	0	5,629,351

Yankee corporate bonds and notes	0	6,911,190	0	6,911,190

Short-term investments
Investment companies	3,570,122	0	0	3,570,122
Total assets	$9,199,473	$111,222,791	$1,351,797	$121,774,061

Real Return Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer staples	$1,481,143	$0	$0	$1,481,143
Energy	1,252,398	0	0	1,252,398
Financials	2,016,222	0	0	2,016,222
Materials	2,452,635	0	0	2,452,635

Corporate bonds and notes	0	4,608,947	0	4,608,947

Loans	0	2,076,123	0	2,076,123

U.S. Treasury securities	32,230,492	0	0	32,230,492

Yankee corporate bonds and notes	0	155,663	0	155,663

Short-term investments
Investment companies	2,258,748	384,925	0	2,643,673
Total assets	$41,691,638	$7,225,658	$0	$48,917,296

148	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Stable Income Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$8,459,057	$0	$8,459,057

Asset-backed securities	0	5,506,948	0	5,506,948

Corporate bonds and notes	0	6,623,717	0	6,623,717

Municipal obligations	0	240,159	0	240,159

Non-agency mortgage-backed securities	0	1,377,820	0	1,377,820

Yankee corporate bonds and notes	0	1,174,926	0	1,174,926

Short-term investments
Investment companies	1,472,418	0	0	1,472,418
U.S. Treasury securities	2,297,520	0	0	2,297,520
Total assets	$3,769,938	$23,382,627	$0	$27,152,565
Liabilities
Futures contracts	$4,063	$0	$0	$4,063
Total liabilities	$4,063	$0	$0	$4.063

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Portfolio at that date. All other assets and liabilities are reported at their market value at measurement date.

The Portfolios recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2015, the Portfolios did not have any transfers into/out of Level 1 or Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Managed Fixed Income Portfolio	Non-agency mortgage-backed securities
Balance as of May 31, 2014	$1,400,534
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	152,918
Purchases	0
Sales	(201,655)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of May 31, 2015	$1,351,797
Change in unrealized gains (losses) relating to securities still held at May 31, 2015.	$74,192

The investment type categorized above was valued using an indicative broker quote. The indicative broker quote is considered a Level 3 input. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Portfolio and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Portfolios. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee which is calculated based on the average daily net assets of each Portfolio.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	149

Funds Management has retained the services of certain subadvisers to provide daily portfolio management for the Portfolios. Funds Management has engaged WellsCap (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo), Peregrine Capital Management, Inc. (an affiliate of Funds Management and a direct wholly owned subsidiary of Wells Fargo), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Galliard Capital Management, Inc. (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo), Golden Capital Management, LLC (an affiliate of Funds Management), LSV Asset Management, and Phocas Financial Corporation as subadvisers.

The fees for subadvisory services are borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each Portfolio.

The annual advisory and subadvisory fee rates for each Portfolio are as follows:

	Advisory Fee				Effective rate for the year ended May 31, 2015			Subadvisory Fee
	starting at		declining to				Subadviser	starting at		declining to
C&B Large Cap Value Portfolio	0.65%[1]		0.475%[1]		0.65%[1]		Cooke & Bieler, L.P.	0.45%		0.30%
Diversified Large Cap Growth Portfolio	0.65	[1]	0.475	[1]	0.65	[1]	WellsCap	0.30		0.20
Emerging Growth Portfolio	0.80		0.68		0.78		WellsCap	0.55		0.40
Index Portfolio	0.10		0.05		0.08		Golden Capital Management, LLC	0.05		0.02
International Growth Portfolio	0.85		0.70		0.85		Artisan Partners Limited Partnership	0.80		0.50
International Value Portfolio	0.85		0.70		0.85		LSV Asset Management	0.35		0.30
Large Company Value Portfolio	0.65	[1]	0.475	[1]	0.65	[1]	Phocas Financial Corporation	0.29		0.20
Small Company Growth Portfolio	0.80		0.68		0.80		Peregrine Capital Management, Inc.	0.50		0.45
Small Company Value Portfolio	0.80		0.68		0.80		Peregrine Capital Management, Inc.	0.45		0.40
Core Bond Portfolio	0.40		0.30		0.36		WellsCap	0.20		0.10
Managed Fixed Income Portfolio	0.40		0.30		0.40		Galliard Capital Management, Inc.	0.20		0.10
Real Return Portfolio	0.40		0.30		0.40		WellsCap	0.28	[2]	0.18	[2]
Stable Income Portfolio	0.30		0.225		0.30		Galliard Capital Management, Inc.	0.15		0.05

[1]	Prior to October 1, 2014, Funds Management received an annual advisory fee which started at 0.65% and declined to 0.55% as the average daily net assets of the Portfolio increased.

[2]	Prior to December 1, 2014, WellsCap received an annual subadvisory fee which started at 0.20% and declined to 0.10% as the average daily net assets of the Portfolio increased.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

150	Wells Fargo Advantage Allocation Funds	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2015 were as follows:

	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
C&B Large Cap Value Portfolio	$0	$108,349,671	$0	$113,506,107
Diversified Large Cap Growth Portfolio	0	59,605,407	0	86,665,017
Emerging Growth Portfolio	0	619,717,754	0	802,416,420
Index Portfolio	0	100,549,834	0	465,058,850
International Growth Portfolio	0	77,621,976	0	80,427,716
International Value Portfolio	0	127,901,470	0	86,743,731
Large Company Value Portfolio	0	62,002,729	0	77,949,032
Small Company Growth Portfolio	0	572,756,090	0	286,525,127
Small Company Value Portfolio	0	108,353,331	0	117,764,402
Core Bond Portfolio	18,050,960,814	3,159,017,243	17,435,294,443	2,736,783,472
Managed Fixed Income Portfolio	16,165,182	33,659,148	17,736,172	17,278,446
Real Return Portfolio	8,810,383	16,421,672	22,879,705	2,647,467
Stable Income Portfolio	0	8,594,772	0	6,078,215

As of May 31, 2015, Real Return Portfolio had unfunded term loan commitments of $320,313.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2015, Index Portfolio used uninvested cash to enter into futures contracts to gain market exposure. During the year ended May 31, 2015, Real Return Portfolio and Stable Income Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of each portfolio.

At May 31, 2015, the Portfolios had long and short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2015	Unrealized gains (losses)
Index Portfolio	6-18-2015	Jefferies Bache	69 Long	S&P 500 Index	$36,328,500	$167,080
Stable Income Portfolio	9-30-2015	JPMorgan	20 Short	5 Year U.S. Treasury Notes	2,394,531	(7,696)

As of May 31, 2015, Real Return Portfolio did not have any open futures contracts.

As of May 31, 2015, Stable Income Portfolio had segregated $18,000 as cash collateral for open futures contracts.

The Portfolios had average notional amounts in futures contracts during the year ended May 31, 2015 as follows:

	Long contracts	Short contracts
Index Portfolio	$39,320,563	$0
Real Return Portfolio	0	58,182
Stable Income Portfolio	0	2,390,881

The payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with

Notes to financial statements	Wells Fargo Advantage Allocation Funds	151

an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolios under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments or Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Index Portfolio	Futures – variation margin	Jefferies Bache	$275,285	$0	$(275,285)	$0
Stable Income Portfolio	Futures – variation margin	JPMorgan	4,063	0	(4,063)	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Portfolios that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

152	Wells Fargo Advantage Allocation Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments (for Wells Fargo Advantage Index Portfolio and Wells Fargo Advantage Core Bond Portfolio), of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, Wells Fargo Advantage Core Bond Portfolio, Wells Fargo Advantage Real Return Portfolio (formerly, Wells Fargo Advantage Inflation-Protected Bond Portfolio), Wells Fargo Advantage Managed Fixed Income Portfolio, and Wells Fargo Advantage Stable Income Portfolio (the “Portfolios”), thirteen of the portfolios constituting the Wells Fargo Master Trust, as of May 31, 2015, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the years in the five year then ended (except for the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio and Wells Fargo Advantage Small Company Value Portfolio which is for the years in the four year period then ended, for the period from October 1, 2010 through May 31, 2011, and for the year ended September 30, 2010). These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2015, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for the years in the five year then ended (except for the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio and Wells Fargo Advantage Small Company Value Portfolio which is for the years in the four year period then ended, for the period from October 1, 2010 through May 31, 2011), and for the year ended September 30, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2015

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	153

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2015:

Dividends-received deduction
Growth Balanced Fund	58.92%
Moderate Balanced Fund	25.70

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2015:

Long-term capital gain distributions
Moderate Balanced Fund	$2,849,163

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2015 have been designated as qualified dividend income (QDI):

QDI
Growth Balanced Fund	$1,077,452
Moderate Balanced Fund	1,616,571

For the fiscal year ended May 31, 2015, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Growth Balanced Fund	$637,127
Moderate Balanced Fund	2,645,022

For the fiscal year ended May 31, 2015, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Moderate Balanced Fund	$810,781

For the fiscal year ended May 31, 2015, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income
Growth Balanced Fund	4.42%
Moderate Balanced Fund	4.38

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

154	Wells Fargo Advantage Allocation Funds	Other information (unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	155

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

156	Wells Fargo Advantage Allocation Funds	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of Growth Balanced Fund, Moderate Balanced Fund, International Growth Portfolio, and International Value Portfolio and Assistant Treasurer of the remaining funds in this shareholder report. In addition, Jeremy DePalma acts as Treasurer of 57 other funds and Assistant Treasurer of 62 other funds in the Fund Complex. Nancy Wiser serves as Treasurer of the remaining funds in this shareholder report as well as 62 other funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	157

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Moderate Balanced Fund, Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage Real Return Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Managed Fixed Income Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, Wells Fargo Advantage Core Bond Portfolio and Wells Fargo Advantage Stable Income Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”), must determine annually whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the Wells Fargo Advantage Growth Balanced Fund and Wells Fargo Advantage Moderate Balanced Fund (individually, a “Gateway Fund” and collectively, the “Gateway Funds”): (i) an investment advisory agreement (the “Gateway Fund Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment management agreement (the “Management Agreement”) with Funds Management. The Management Agreement combines the terms of the Gateway Fund Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services.

The Master Trust Board, all the members of which are Independent Trustees, reviewed and approved an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for each of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage Real Return Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Managed Fixed Income Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, Wells Fargo Advantage Core Bond Portfolio, and Wells Fargo Advantage Stable Income Portfolio (individually, a “Master Portfolio” and collectively, the “Master Portfolios”). The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.”

The Master Trust Board also reviewed and approved: (i) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”) for each of the Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, Real Return Portfolio and Core Bond Portfolio; (ii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the International Growth Portfolio; (iii) an investment sub-advisory agreement with Cooke & Bieler L.P. (“Cooke & Bieler”) for the C&B Large Cap Value Portfolio; (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the International Value Portfolio; (v) an investment sub-advisory agreement with Peregrine Capital Management, Inc. (“Peregrine”) for each of the Small Company Growth Portfolio and Small Company Value Portfolio; (vi) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Index Portfolio; (vii) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Portfolio; and (viii) an investment sub-advisory agreement with Galliard Capital Management, Inc. (“Galliard”) for Managed Fixed Income Portfolio and Stable Income Portfolio (collectively, the “Sub-Advisory Agreements”).

WellsCap, Artisan, Cooke & Bieler, LSV, Peregrine, Golden, Phocas and Galliard are collectively referred to as the “Sub-Advisers”, and the Gateway Fund Advisory Agreement, the Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

The Gateway Funds are gateway blended funds that each invests all of their assets in multiple Master Portfolios.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

158	Wells Fargo Advantage Allocation Funds	Other information (unaudited)

In providing information to the Boards, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Advisory Agreement for the period from June 1, 2015 through June 30, 2015 and approved the Management Agreement for the period from July 1, 2015 through May 31, 2016. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement for a one-year term commencing June 1, 2015 through May 31, 2016 and the Sub-Advisory Agreements for a one-year term through May 31, 2016. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Funds Trust Board noted that the services to be provided to the Gateway Funds pursuant to the Management Agreement combined the advisory services previously provided to the Gateway Funds pursuant to the Gateway Fund Advisory Agreement with the Fund-level administrative services previously provided to the Gateway Funds pursuant to the Gateway Fund’s Administration Agreement. The Funds Trust Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Gateway Funds.

The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended March 31, 2015. The Boards considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the respective Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the Growth Balanced Fund was higher than the average performance of its Universe for all periods under review; and (ii) the performance of the Moderate Balanced Fund was higher than the average performance of its Universe for all periods under review.

The Funds Trust Board also noted that the performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the Growth Balanced Fund was higher than its benchmark, the Growth Balanced Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Growth Balanced Fund’s relative performance, for all periods under review except for the ten-year period; and (ii) the performance of the Moderate Balanced Fund was higher than its benchmark, the Moderate Balanced Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Moderate Balanced Fund’s relative performance, for all periods under review.

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	159

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Funds Trust Board noted that the net operating expense ratios of the Growth Balanced Fund were equal to or lower than the median net operating expense ratios of its expense Groups for all share classes. The Funds Trust Board also noted that the net operating expense ratios of the Moderate Balanced Fund were lower than the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Gateway Fund Advisory Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Funds Trust Board noted that the Gateway Funds are gateway blended funds that invest all of their assets in multiple master portfolios, and therefore pay an advisory fee to Funds Management. The Funds Trust Board also noted that the fee rate to be paid by the Gateway Funds under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by each Gateway Fund under the Gateway Fund Advisory Agreement and Administration Agreement with Funds Management.

The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Gateway Funds, on a combined basis with each Gateway Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Funds Trust Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of the Management Rates of each Gateway Fund, which include the advisory fees paid at the Master Portfolio level, with those of other funds in the expense Groups at a common asset level. The Funds Trust Board noted that the Management Rates of the Growth Balanced Fund were lower than the average rates for its respective expense Groups for all share classes. The Funds Trust Board also noted that the Management Rates of the Moderate Balanced Fund were lower than the average rates for its respective expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were lower than or equal to the median rate for the Master Portfolio’s respective expense Group.

The Master Trust Board also received and considered information about the portions of the total advisory fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. With respect to the Master Portfolios sub-advised by Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the respective Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap,

160	Wells Fargo Advantage Allocation Funds	Other information (unaudited)

Peregrine, Golden and Galliard, the Master Trust Board ascribed limited relevance to the allocation of the advisory fee between them. With respect to Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered that the Sub-Advisory Agreement Rates paid to each of these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Management Agreement and the Gateway Fund Advisory Agreement was reasonable, in light of the services covered by the Management Agreement and the Gateway Fund Advisory Agreement, respectively. The Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to each Sub-Adviser under each Sub-Advisory Agreement was reasonable, in light of the services covered by the Master Portfolio Advisory Agreement and each Sub-Advisory Agreement, respectively.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards also received and considered information concerning the profitability of WellsCap, Peregrine, Galliard and Golden, if any, from providing services to the fund family as a whole, noting that their profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo profitability analysis. The Boards did not receive or consider profitability information with respect to Artisan, Cooke & Bieler, LSV and Phocas, as the sub-advisory fees paid to them had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Boards did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee structure and each Gateway Fund’s administration and management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Boards considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine, Golden and Galliard, and by Artisan, Cooke & Bieler, LSV and Phocas, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by WellsCap, Artisan, Cooke & Bieler, Peregrine and Golden, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	161

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine, Golden and Galliard, or by Artisan, Cooke & Bieler, LSV or Phocas, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Advisory Agreement for the period from June 1, 2015 through June 30, 2015 and approved the Management Agreement for the period from July 1, 2015 through May 31, 2016. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement for a one-year term commencing June 1, 2015 through May 31, 2016 and the Sub-Advisory Agreements for a one-year term through May 31, 2016. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable.

162	Wells Fargo Advantage Allocation Funds	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PIK	— Payment-in-kind
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian leu
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

234455 07-15 AAFLD/AR110 05-15

Wells Fargo Advantage Equity Gateway Funds

Annual Report

May 31, 2015

■	Wells Fargo Advantage C&B Large Cap Value Fund

■	Wells Fargo Advantage Diversified Equity Fund

■	Wells Fargo Advantage Emerging Growth Fund

■	Wells Fargo Advantage Index Fund

■	Wells Fargo Advantage International Value Fund

■	Wells Fargo Advantage Small Company Growth Fund

■	Wells Fargo Advantage Small Company Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/index.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of May 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Funds disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Equity Gateway Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Among the most significant influences on the investment markets during the period were improving U.S. economic data, a stronger U.S. dollar, declining oil and gas prices, and central bank actions globally that are intended to support economic activity.

Large-cap stocks outperformed small-cap stocks for the full period, although small-cap stocks outperformed during the three-month period that ended May 31, 2015.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Equity Gateway Funds for the 12-month period that ended May 31, 2015. Among the most significant influences on the investment markets during the period were improving U.S. economic data, a stronger U.S. dollar, declining oil and gas prices, and central bank actions globally that are intended to support economic activity. Although short-term volatility of returns increased, domestic equity investors benefited from several of these trends. Investment returns for international stocks suffered, primarily due to a stronger U.S. dollar.

U.S. stocks generally advanced as economic recovery continued and interest rates remained low.

The U.S. economy generally strengthened during the period. Gross domestic product (GDP) growth rates on a quarterly basis were 5.0% and 2.2% in the third and fourth quarters of 2014, respectively, before dipping to -0.7% for the first quarter of 2015. Observers attributed the negative result to another harsh winter, a stronger U.S. dollar, and lower capital spending by U.S. energy companies as oil and natural gas prices fell. Generally, corporate earnings were favorable, consumer confidence improved, and the labor market continued to recover. Unemployment declined from 6.3% in May 2014 to 5.5% in May 2015. The U.S. Federal Reserve kept short-term interest rates low, which stifled fixed-income returns across the maturity spectrum while encouraging equity investing, which supported demand for stocks.

In this environment, the U.S. stock market returned 11.8% (as measured by the S&P 500 Index1). Stocks in 9 of the 10 economic sectors recorded positive returns, with the energy sector being the notable exception. Large-cap stocks outperformed small-cap stocks for the full period, although small-cap stocks outperformed during the three-month period that ended May 31, 2015. Among both large caps and small caps, growth stocks, which are stocks of companies expected to grow earnings at an above-average rate relative to the market, outperformed value stocks, which are those that tend to trade at a lower price than their dividends, earnings, sales, or other fundamental characteristics might suggest.

International stocks declined, but central bank policies may benefit overseas stocks in the future.

Developed country international stocks (as measured by the MSCI EAFE Index (Net)2) declined 0.5% in U.S. dollar terms. Emerging markets stocks (as measured by the MSCI Emerging Markets Index3) were essentially flat. Investment returns earned overseas were reduced upon conversion to U.S. dollars due to the U.S. currency’s higher relative value. Central banks in Europe, Japan, and China sought to spark economic growth through low interest rates and easy-money policies. The European Central Bank launched a quantitative easing (QE)-related bond-buying program, through which it is expected to buy more than one trillion euros

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[3]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Equity Gateway Funds	3

of mostly government bonds between March 2015 and September 2016. Initial signs suggested that low interest rates and QE benefited economic growth in some of the eurozone countries when, for the first time in five years, all four of the region’s largest economies—France, Germany, Italy, and Spain—recorded GDP growth during the first quarter of 2015. Nevertheless, a number of smaller countries in the region struggled with high sovereign debt and austerity programs, perhaps most notably Greece, where the possibility of default on its loan agreements remained a possibility as the end of the period approached.

In the Pacific region, the Bank of Japan maintained accommodative monetary policies as it sought to stimulate growth in an economy that has been beset by deflationary pressures during the past two decades. Japan’s economy rebounded from a recession in the final quarter of 2014, but growth was weaker than expected. In China, economic growth remains positive but at lower levels than in recent years. In response, the People’s Bank of China reduced interest rates three times in seven months in an effort to spark economic activity. QE and low-interest-rate policies have supported U.S. stock market gains since 2009. With major central banks overseas now pursuing similar policies, many observers anticipated a similar beneficial influence on equity markets in those countries.

Following the close of the period, contentious negotiations between the European Union and the Greek government regarding that nation’s sovereign debt unsettled investors globally—as did an abrupt sell-off in China’s equity market. At the end of June, the Greek debt drama moved closer to a resolution and China’s government took additional steps to support its capital markets. Markets in the U.S. and elsewhere reacted favorably to these developments and moved higher.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage C&B Large Cap Value Fund1

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Cooke & Bieler, L.P.

Portfolio managers

Andrew Armstrong, CFA

Steve Lyons, CFA

Michael M. Myers, CFA

Edward W. O’Connor, CFA

R. James O’Neil, CFA

Mehul Trivedi, CFA

William Weber, CFA

Average annual total returns (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (CBEAX)	7-26-2004	3.48	12.97	5.97	9.78	14.31	6.60	1.31	1.15
Class B (CBEBX)*	7-26-2004	3.90	13.22	6.05	8.90	13.47	6.05	2.06	1.90
Class C (CBECX)	7-26-2004	7.93	13.47	5.81	8.93	13.47	5.81	2.06	1.90
Administrator Class (CBLLX)	7-26-2004	–	–	–	9.93	14.55	6.82	1.15	0.95
Institutional Class (CBLSX)	7-26-2004	–	–	–	10.15	14.83	7.09	0.88	0.70
Investor Class (CBEQX)[2]	5-15-1990	–	–	–	9.72	14.28	6.58	1.37	1.20
Russell 1000® Value Index[5]	–	–	–	–	9.03	15.62	7.38	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	5

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2015

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invest.

[2]	Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the affiliated master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Russell 1000 Value Index, for the 12-month period that ended May 31, 2015.

■	Stock selection impact was positive and broad-based, aiding performance in six of the eight Global Industry Classification Standard (GICS) economic sectors in which the Fund invested. Consumer staples and health care were the only two sectors in which stock selection was a meaningful detractor. Consumer staples companies that derive a significant portion of their revenue from Europe suffered due to the strength of the U.S. dollar. Within health care, the underperformance of Baxter International was due to competition and its lower projected 2015 earnings-per-share (EPS) estimate.

■	While energy-sector holdings were among the most significant detractors from performance, consistent with a pattern associated with high-quality companies held in the Fund, stock selection in the sector contributed to performance.

■	Sector allocation decisions contributed to performance. An underweight to the energy sector was the strongest contributor. Outside the energy sector, declining oil prices benefited the Fund’s largest sector overweight: consumer discretionary.

Stock selection and sector allocation were both positive contributors.

During the 12-month period, the market encountered solid earnings, steady job creation, and lower gasoline and energy prices. And, not surprisingly, foreign investors found in the U.S. a strengthening dollar and attractive real interest rates, the interest rate investors receive after allowing for inflation. Against this backdrop, the Fund generated a solid return.

Outperformance was attributable to both stock selection and sector weighting. Stock selection was broad-based across the Fund’s portfolio as six of eight sectors to which the portfolio had exposure contributed to the Fund’s outperformance. Consistent with a pattern typically associated with high-quality companies held in the Fund, stock selection in the worst-performing sector (energy) contributed to the Fund’s performance relative to the index. The consumer staples and health care sectors were the only two sectors in which stock selection was a meaningful detractor. Consumer staples companies that derive a significant portion of their revenues from Europe suffered as the U.S. dollar strengthened, reducing their overseas earnings after translation into U.S. currency. The underperformance of Baxter International was the primary detractor in the health care sector due to the potential for competition for its hemophilia drug Advate to reduce revenue and the projected decline of its earnings per share for 2015.

Favorable sector positioning contributed to the Fund’s outperformance. The Fund’s energy underweight to the index was the strongest contributor and is a function of our disciplined approach to valuation and business quality. Consumer discretionary sector investments benefited from declining oil prices.

Ten largest holdings[7] (%) as of May 31, 2015
State Street Corporation	3.79
JPMorgan Chase & Company	3.43
Laboratory Corporation of America Holdings	3.13
RenaissanceRe Holdings Limited	3.10
The Progressive Corporation	3.09
Omnicom Group Incorporated	3.01
United Parcel Service Incorporated Class B	3.00
Johnson & Johnson	2.94
UnitedHealth Group Incorporated	2.89
Carnival Corporation	2.87

Contributors during the period included health care manager UnitedHealth Group Incorporated; insurance service provider Fidelity National Financial, Incorporated (FNF); financial services firm State Street Corporation; diversified retailer Kohl’s Corporation; and money transfer servicer Western Union Company. Laggards included crude oil producer Noble Energy, Incorporated (Noble); international oil integrators Exxon Mobil Corporation and Chevron Corporation; financial data and systems provider American Express Company; and communications equipment developer Qualcomm Incorporated.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	7

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

We took advantage of opportunities during the 12-month period.

During the period, we added to existing holdings and initiated positions in the following: filtration systems manufacturer Donaldson Company, Incorporated; power management company and electrical distributor Eaton Corporation plc; insurance provider FNF; low-cost apparel manufacturer Gildan Activewear Incorporated; independent exploration and production company Noble; and industrial and commercial products distributor WESCO International Incorporated.

To make room for these positions, we trimmed existing holdings and eliminated insurer Axis Capital Holdings Limited; brokerage service provider The Charles Schwab Corporation; uniform rental provider Cintas Corporation; bottler/distributor Coca-Cola Enterprises, Incorporated; manufacturer Illinois Tool Works Incorporated; water fabrication equipment supplier Lam Research Corporation; computer software and systems provider Microsoft Corporation; homebuilder NVR, Incorporated; retailer PetSmart, Incorporated; packaging manufacturer Rock-Tenn Company; and manufacturer Henkel AG & Company, all of which reached our price targets.

Sector distribution[8] as of May 31, 2015

The U.S. economy appears to be on solid footing, creating a generally favorable backdrop for U.S. equities.

We expect 2015 will mark the start of a long, gradual increase in the federal funds target rate. That rate last peaked at 5.25% in the mid-2000s and, before that, at 6.5% in 2000. Declining and very low interest rates in the face of an advancing economy over the past several years have fueled expanding equity valuations. A shift to a rising-interest-rate environment for the first time in a decade presents considerable risks. We remain disciplined about owning companies whose valuations should still make sense in a more normal interest-rate environment.

Emphasizing reasonably valued companies with financially strong franchises is our way to create value over longer periods of time. In today’s low-interest-rate environment, we are consciously underweight equities with bond-like characteristics, positioning the portfolio to perform well in a growing economic environment accompanied by rising interest rates but also to hold up well should the market environment become more challenging. Though absolute returns will likely be more muted than they have been in recent years, we still believe value equities with a defensive bias remain the most appropriate place to commit capital.

Please see footnotes on page 5.

8	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Diversified Equity Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers for the affiliated master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Thomas C. Biwer, CFA

Aldo Ceccarelli, CFA

Erik Sens, CFA

Average annual total returns (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NVDAX)	5-2-1996	3.10	13.09	6.13	9.39	14.44	6.76	1.43	1.25
Class B (NVDBX)*	5-6-1996	3.54	13.33	6.20	8.54	13.57	6.20	2.18	2.00
Class C (WFDEX)	10-1-1998	7.58	13.59	5.96	8.58	13.59	5.96	2.18	2.00
Administrator Class (NVDEX)	11-11-1994	–	–	–	9.65	14.73	7.02	1.27	1.00
Diversified Equity Composite Index[4]	–	–	–	–	9.96	15.53	8.00	–	–
MSCI EAFE Net (USD) Index[5]	–	–	–	–	(0.48)	9.95	5.56	–	–
Russell 1000® Growth Index[6]	–	–	–	–	14.73	17.67	9.26	–	–
Russell 1000® Value Index[7]	–	–	–	–	9.03	15.62	7.38	–	–
Russell 2000® Index[8]	–	–	–	–	11.32	15.04	8.73	–	–
S&P 500 Index[9]	–	–	–	–	11.81	16.54	8.12	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	9

Wells Fargo Advantage Diversified Equity Fund (continued)

Growth of $10,000 investment[10] as of May 31, 2015

[1]	The Fund is a gateway blended fund that invests all of its assets in two or more affiliated master portfolios of the Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolios in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the affiliated master portfolios are included in the cap. Without this cap, the Fund’s returns would have been lower.

[4]	Source:Wells Fargo Funds Management, LLC. The Diversified Equity Composite Index is weighted 25% in the Russell 1000® Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000® Growth Index, 15% in the MSCI EAFE Net (USD) Index, and 10% in the Russell 2000® Index. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Net (USD) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[6]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[8]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Equity Composite Index, the MSCI EAFE Net (USD) Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Growth Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of growth securities within developed equity markets, excluding the U.S. and Canada. The MSCI EAFE Growth Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[12]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Value Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the U.S. and Canada. The MSCI EAFE Value Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[13]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[14]	Amounts represent the sector distribution of the affiliated master portfolios which are calculated based on the total long-term investments of the affiliated master portfolios. These amounts are subject to change and may have changed since the date specified.

10	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Diversified Equity Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund delivered strong returns, underperforming its custom benchmark, the Diversified Equity Composite Index, for the 12-month period that ended May 31, 2015. It lagged the S&P 500 Index, which was one of the best-performing global equity indexes.

■	Detracting from the Fund’s performance were several underlying large-cap portfolios.

Global equity markets continued to be strong.

Equity markets continued to provide positive returns across many parts of the globe over the 12 months that ended May 31, 2015. The recent gains extended the significant advances by equity markets that began in February 2009, when the effects of the global financial crisis generally began to subside. The magnitude of the cumulative gains and the length of the rally are both remarkable. The S&P 500 Index advanced over 220% since then and provided positive returns in six consecutive years.

Much of these gains have been supported by the accommodative policies adopted by central banks across the globe. These policies have kept interest rates low and created incentives for risk-taking by capital market participants. They have also fueled economic activity, which has supported corporate profits worldwide. Notably, the U.S. economy continues to grow, and most major U.S. economic statistics reflect this: production, employment, and manufacturing data all point to the improved state of the economy.

Over the past year, U.S. markets provided robust returns as the S&P 500 Index gained 11.81%. Health care and technology stocks were some of the best performers over that period, while energy stocks lagged the most—many of those were negatively affected by the sharp drop in oil prices that began last July.

Stocks with higher growth profiles generally outperformed those with better value characteristics, both in the U.S. and in foreign markets. In the U.S., the Russell 1000 Growth Index outpaced its value counterpart, the Russell 1000 Value Index, by a wide margin—14.73% compared with 9.03%. And the MSCI EAFE Growth Index (Net)11 surpassed the MSCI EAFE Value Index (Net)12 by six full percentage points.

U.S. small-cap stocks kept pace with their large-cap cousins, as the Russell 2000 Index returned 11.32%.

Since the end of October 2014, foreign markets have begun to outperform U.S. markets. The strength of the U.S. dollar relative to both the euro and the yen has been a factor, as has been the influence of foreign central banks. The start of the European Central Bank’s long-anticipated quantitative easing program has supported those markets. Japanese markets have also gained as that economy has improved and as the Bank of Japan continues its accommodative monetary policies.

Ten largest holdings[13] (%) as of May 31, 2015
Apple Incorporated	2.38
JPMorgan Chase & Company	1.10
Facebook Incorporated	0.94
Exxon Mobil Corporation	0.86
Visa Incorporated	0.80
Microsoft Corporation	0.79
Medtronic plc	0.79
Amazon.com Incorporated	0.78
Google Incorporated Class C	0.77
Johnson & Johnson	0.76

No changes were made to the Fund’s composition.

The Fund’s overall asset allocation remains aligned with the composition of its composite benchmark: 25% in U.S. large-cap value portfolios, 25% in U.S. large-cap blend, 25% in U.S. large-cap growth, 10% in U.S. small cap, and 15% in international portfolios.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	11

Wells Fargo Advantage Diversified Equity Fund (continued)

Sector distribution[14] as of May 31, 2015

Equities remain more attractive than bonds.

One year ago, we noted that some observers believed the three-decades-long bull market in bonds was over. That view proved wrong, as bond yields continued to decline almost another full percentage point, bottoming in February. Since then, yields have risen yet are still lower than a year ago. As we remarked at the time, we believe yields at these levels remain unrewarding and the risk of capital loss in bonds is elevated, especially if recent stronger economic reports continue.

In contrast, global equities—especially those of companies thought to be of high quality—offer better investment value despite their continued gains, in our view. As we noted last year, the current earnings yield on the S&P 500 Index still exceeds the yields on both government and corporate bond indexes by margins that have not been seen consistently since the late 1970s.

Stronger economic news, if it continues, will push the U.S. Federal Reserve (Fed) to begin normalizing interest rates at some point, which may, at least temporarily, weigh upon equities. On the other hand, that same strength should also provide a boost to corporate profits, which provide support for equities. While the Fed may begin removing monetary accommodation in the U.S., policy is still accommodative, and it remains extremely accommodative elsewhere around the globe.

Please see footnotes on page 9.

12	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Emerging Growth Fund1

The Fund is closed to new investors2.

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Average annual total returns3 (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[4] (%)
	Inception date	1 year	5 year	Since Inception	1 year	5 year	Since Inception	Gross	Net[5]
Class A (WEMAX)	3-31-2008	16.23	16.87	8.28	23.32	18.26	9.05	1.39	1.37
Class C (WEMCX)	3-31-2008	21.35	17.37	8.24	22.35	17.37	8.24	2.14	2.12
Administrator Class (WFGDX)	1-31-2007	–	–	–	23.45	18.47	9.28	1.23	1.20
Institutional Class (WEMIX)	3-31-2008	–	–	–	23.89	18.85	9.55	0.96	0.90
Investor Class (WFGTX)	1-31-2007	–	–	–	23.24	18.21	9.02	1.45	1.40
Russell 2000® Growth Index[6]	–	–	–	–	17.73	17.37	8.84	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	13

Wells Fargo Advantage Emerging Growth Fund (continued)

Growth of $10,000 investment[7] as of May 31, 2015

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Please see the Fund’s current Statement of Additional Information for further details.

[3]	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[4]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[5]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the affiliated master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

[6]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares since inception with the Russell 2000 Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

14	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Emerging Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund (excluding sales charges) outperformed its benchmark, the Russell 2000 Growth Index, for the 12-month period that ended May 31, 2015.

■	The Fund’s relative performance was aided by holdings within the health care and energy sectors.

■	Select holdings within the industrials and information technology (IT) sectors inhibited performance.

Small-cap growth stocks delivered strong results.

Small-cap growth stocks, as measured by the Russell 2000 Growth Index, achieved a 17.73% return for the reporting period of June 1, 2014, through May 31, 2015. Following a temporary rotation away from faster-growing companies in April and May of 2014, just prior to the start of the reporting period, investors in June 2014 again began rewarding companies with attractive prospects for revenue and earnings growth. This investor trend provided a tailwind for the Fund during much of the 12-month reporting period because faster-growing companies comprise a significant portion of the Fund’s portfolio.

Holdings within the health care and energy sectors benefited performance.

Health care holdings boosted the Fund’s relative performance, especially within the pharmaceuticals and providers and services industries. Pharmaceuticals holding Akorn, Incorporated, which possesses one of the strongest organic growth profiles within the specialty generics segment, appreciated over the period, due partly to investor recognition of the company’s large and expanding pipeline. Within the providers and services industry, behavioral health care provider Acadia Healthcare Company, Incorporated, delivered strong earnings growth through contributions from existing facilities. Acadia’s performance also was helped by recent acquisitions that enabled the company to expand its inpatient bed count rapidly in new domestic and international locations. Adeptus Health Incorporated, an independent emergency-room provider, benefited from new facility openings and robust patient volumes. The company continued to establish positions in new markets, achieve better access to managed-care contracts, and drive growth in patient volumes through payor sources such as Medicare, Medicaid, and TRICARE.

Solid stock selection within the energy sector also contributed to results. Operational efficiencies and solid production growth from acreages in U.S. shale locations helped select exploration and production holdings outperform during the period. Athlon Energy Incorporated, the Fund’s best-performing holding within the sector, was acquired by Encana Corporation for a significant premium of $59 per share. As crude-oil prices surpassed $100 per barrel in the summer of 2014, select holdings such as Diamondback Energy, Incorporated, were trimmed; others, including Memorial Resource Development Corporation and Kodiak Oil & Gas Corporation, were sold as their valuation gaps were eliminated.

Ten largest holdings[8] (%) as of May 31, 2015
MarketAxess Holdings Incorporated	3.83
Acadia Healthcare Company Incorporated	3.60
Proofpoint Incorporated	3.27
SPS Commerce Incorporated	2.81
ExamWorks Group Incorporated	2.80
Envestnet Incorporated	2.77
DexCom Incorporated	2.11
The Spectranetics Corporation	2.08
Fiesta Restaurant Group Incorporated	1.92
Gentherm Incorporated	1.90

Select holdings within the industrials and IT sectors detracted from performance.

Stock selection within the industrials sector hindered results the most. The dramatic decline in oil prices during the second half of the reporting period held back companies such as DXP Enterprises, Incorporated, a provider of industrial pumping products. DXP experienced fundamental weakness early in 2014, and investors also feared that lower oil prices would negatively affect the company’s growth potential. We sold the position given the decreased visibility into DXP’s sustainable growth rate. Power Solutions International, Incorporated, a manufacturer and distributor of emissions-certified alternative fuel and conventional

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	15

Wells Fargo Advantage Emerging Growth Fund (continued)

engines, declined in November 2014 in conjunction with a fast sell-off in crude-oil prices; investors were concerned that domestic-shale production would slow, hurting the company’s energy and production segment. Nevertheless, we believe Power Solutions may offer attractive growth potential through various channels, such as increased adoption by on-highway markets. Within the Fund’s IT sector, shares of ChannelAdvisor Corporation fell sharply following a disappointing earnings preannouncement in January 2015; the cloud-based e-commerce solutions provider cited decelerating fixed subscriptions and lower commission rates due to an unfavorable customer mix. We sold the position because we questioned the sustainability of the company’s long-term growth profile.

Sector distribution[9] as of May 31, 2015

We continue to focus on consistently implementing our process.

Given the abundant economic and geopolitical headlines dominating the media in the U.S. and worldwide, we expect continued market volatility heading into the summer of 2015, and we intend to capitalize on opportunities as the valuation gaps of the companies held within the Fund widen and contract. We maintain strong conviction for the rapidly growing companies within the portfolio; many holdings have been trading at multiyear low valuations relative to the broad market. Our investment strategy—seeking robust growth companies with sustainable business models that are underappreciated by investors—should position us, going forward, to take advantage of opportunities within the market for the benefit of Fund shareholders.

Please see footnotes on page 13.

16	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Index Fund1

Investment objective

The Fund seeks to replicate the total return of S&P 500 Index, before fees and expenses.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Golden Capital Management, LLC

Portfolio managers

John R. Campbell, CFA

Justin Carr, CFA

David Neal, CFA

Average annual total returns2 (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFILX)*	11-4-1998	4.82	14.56	6.92	11.21	15.93	7.56	0.67	0.56
Class B (WFIMX)*	11-3-1998	5.39	14.83	6.99	10.39	15.05	6.99	1.42	1.31
Class C (WFINX)*	4-30-1999	9.38	15.05	6.75	10.38	15.05	6.75	1.42	1.31
Administrator Class (WFIOX)	2-14-1985	–	–	–	11.56	16.28	7.86	0.36	0.25
Investor Class (WFIRX)	7-16-2010	–	–	–	11.34	16.01	7.62	0.73	0.45
S&P 500 Index[5]	–	–	–	–	11.81	16.54	8.12	–	–
*	Class A, B, and C shares are closed to new investors. Please see the Fund’s current Statement of Additional Information for further details.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	17

Wells Fargo Advantage Index Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2015

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for Investor Class shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect the higher expenses applicable to Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Equity Index Fund.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the affiliated master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

18	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Index Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended May 31, 2015. The S&P 500 Index rose in 7 of the 12 months in the reporting period, and 9 of the 10 Global Industry Classification Standard (GICS) sectors ended the period with positive returns.

■	The health care sector posted the highest return in the S&P 500 Index. The sector’s top performers were Hospira, Incorporated, Mallinckrodt plc, and Vertex Pharmaceuticals Incorporated.

■	The energy sector was the only sector that declined for the period, and the sector’s top performers were Denbury Resources Incorporated, Ensco, plc, and Transocean Limited.

The Fund trailed its benchmark for the 12-month period.

The objective of the Fund is to approximate the performance of the S&P 500 Index (its benchmark) before fees and expenses. Net of fees and expenses, the Fund may underperform the benchmark as it did during the reporting period. The Fund’s management team rebalances the portfolio in order to reflect the ongoing changes in its benchmark’s constituents and weights. One cannot invest directly in the benchmark, and timing of cash flows and other practical issues impact the Fund’s tracking error relative to the benchmark. The team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible.

The S&P 500 Index delivered positive returns during more than half the months in the reporting period, and only one of the GICS sectors ended the period with a negative return. During the period, U.S. gross domestic product growth declined from 4.6% during the second quarter of 2014 to 2.2% in the fourth quarter and contracted at a rate of 0.7% in the first quarter of 2015. Over the period, manufacturing activity continued to expand, retail sales were weak, unemployment improved from 6.3% in May 2014 to 5.5% in May 2015, inflation remained low and actually fell into negative territory due to significant declines in energy prices, and consumer confidence improved to levels not seen since prior to the Great Recession. The U.S. Federal Reserve completed its quantitative easing program in October 2014 and has since changed its language to prepare investors for potential interest-rate increases. In recent quarters, the U.S. dollar appreciated against most major currencies. U.S. corporations were able to generate healthy profits as they benefited from a low-interest-rate environment, solid consumer confidence, and restrained labor-cost increases.

Ten largest holdings[7] (%) as of May 31, 2015
Apple Incorporated	4.01
Microsoft Corporation	2.03
Exxon Mobil Corporation	1.89
Johnson & Johnson	1.47
General Electric Company	1.45
Wells Fargo & Company	1.39
Berkshire Hathaway Incorporated Class B	1.38
JPMorgan Chase & Company	1.30
Pfizer Incorporated	1.13
The Procter & Gamble Company	1.12

The health care, information technology (IT), and consumer discretionary sectors were the strongest performers during the period. Strength was found broadly across the health care sector. Pharmaceutical companies Hospira, Incorporated, and Mallinckrodt plc were two top performers. Strength was also broad within the IT sector, where the semiconductor and semiconductor equipment industry group led. Avago Technologies Limited and Broadcom Corporation were its top performers. The specialty retailing industry, led by CarMax, Incorporated, and L Brands, Incorporated, was the strongest within the consumer discretionary sector.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	19

Wells Fargo Advantage Index Fund (continued)

Sector distribution[8] as of May 31, 2015

Energy was the only sector that declined for the period. Of the 45 stocks in the sector within the index, 39 posted declines as the price of crude oil fell significantly from June 2014 through January 2015. Denbury Resources Incorporated, Ensco plc, and Transocean Limited were among the five worst performers in the S&P 500 Index for the period. Telecommunication services, materials, industrials, and utilities were also weak-performing sectors.

Please see footnotes on page 17.

20	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage International Value Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

LSV Asset Management

Portfolio managers

Josef Lakonishok

Puneed Mansharamani, CFA

Menno Vermeulen, CFA

Average annual total returns2 (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFFAX)	10-31-2003	(7.21)	7.41	3.30	(1.55)	8.69	3.91	1.51	1.50
Class B (WFVBX)*	4-8-2005	(7.32)	7.58	3.34	(2.32)	7.88	3.34	2.26	2.25
Class C (WFVCX)	4-8-2005	(3.37)	7.87	3.11	(2.37)	7.87	3.11	2.26	2.25
Administrator Class (WFVDX)	4-8-2005	–	–	–	(1.35)	8.94	4.14	1.35	1.25
Institutional Class (WFVIX)	8-31-2006	–	–	–	(1.19)	9.17	4.32	1.08	1.05
MSCI EAFE Value Index (Net)[5]	–	–	–	–	(2.98)	9.17	4.89	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	21

Wells Fargo Advantage International Value Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2015

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the affiliated master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Value Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the U.S. and Canada. The MSCI EAFE Value Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Value Index (Net). The chart assumes a hypothetical $10,000 investment of in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index.

[8]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey,* and United Arab Emirates. You cannot invest directly in an index.

[9]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

[11]	Amounts represent the country allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

22	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage International Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund (excluding sales charges) outperformed its benchmark, the MSCI EAFE Value Index (Net), for the 12-month period that ended May 31, 2015.

■	The Fund benefited from good stock and sector selection over the past 12 months, despite the headwind of value stocks lagging growth stocks in the period.

■	The most significant changes in sector exposures during the period were increases in the Fund’s weights in consumer discretionary and information technology (IT) stocks and decreases in health care and energy stocks. The Fund remains underweight to the financials and utilities sectors relative to the MSCI EAFE Value Index (Net) and overweight to the industrials, consumer discretionary, and materials sectors.

International developed stock markets declined modestly over the past 12 months, with the MSCI EAFE Index (Net)7 returning -0.48%. Value stocks underperformed, and the MSCI EAFE Value Index (Net) returned -2.98%. We saw a wide disparity in sector returns during the period as IT stocks, which make up just 2% of the MSCI EAFE Value Index (Net) benchmark, rose nearly 18% while energy stocks declined 23% as oil prices plummeted. Utilities and materials stocks lagged over the past 12 months, while health care and consumer discretionary stocks posted gains. Emerging markets posted a very modest decline, with the MSCI Emerging Markets Index (Net)8 returning -0.01%.

Ten largest holdings[9] (%) as of May 31, 2015
Royal Dutch Shell plc Class B	1.62
Nippon Telegraph & Telephone Corporation	1.53
Sanofi-Aventis SA	1.52
Magna International Incorporated Class A	1.41
Credit Suisse Group AG	1.36
Daimler AG	1.33
BAE Systems plc	1.17
Resona Holdings Incorporated	1.09
BP plc	1.09
Allianz AG	1.05

Favorable stock and sector selection allowed the Fund to outperform, despite the fact that value stocks underperformed.

The Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), for the 12-month period that ended May 31, 2015. Value stocks trailed growth stocks over the period, adversely affecting the Fund’s performance, given our deep value discipline. However, the Fund benefited from strong stock selection in the consumer discretionary and industrials sectors. Sector allocations also added value in the period, particularly the Fund’s underweight to energy and overweight to consumer discretionary stocks. The Fund’s exposure to emerging markets had little impact on results because emerging and developed markets posted similar results.

Top-contributing stocks included Skyworth Digital Holdings Limited in the consumer discretionary sector, China Railway Construction Corporation Limited in the industrials sector, and Boliden AB in the materials sector. The Fund also was aided by its underweight to Royal Dutch Shell plc and lack of exposure to Siemens AG NPV and BHP Billiton plc. Laggards included Vale S.A. and Arrium Limited in the materials sector and J Sainsbury plc and Metcash Limited in the consumer staples sector. The Fund also was affected negatively by its lack of exposure to Toyota Motor Corporation and Vodafone Group Plc, both of which posted strong returns.

The most significant changes in sector exposures during the period were increases in the Fund’s weight in consumer discretionary and IT stocks and decreases in health care and energy stocks. At the beginning of the period, energy stocks accounted for 11% of the portfolio; they made up just 7% of the portfolio at the end. While most of the reduction was a result of the energy sector’s poor performance, we also reduced the Fund’s exposure to oil and gas during the period. We added to the Fund’s consumer discretionary weight, and consumer discretionary stocks ended as the second-largest absolute sector weight in the Fund at 15% and the largest overweight relative to the MSCI EAFE Value Index (Net). The Fund remains underweight in the financials and utilities sectors relative to the benchmark and overweight in the industrials, consumer discretionary, and materials sectors. At the end of the reporting period, the Fund’s emerging markets exposure stood at 15% of the portfolio.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	23

Wells Fargo Advantage International Value Fund (continued)

Sector distribution[10] as of May 31, 2015

Country allocation[11] as of May 31, 2015

We believe that the Fund remains attractive based on valuation.

The Fund remains attractively positioned from a valuation standpoint. As of the end of the reporting period, the stocks within the Fund were trading at an average price of approximately 13 times forecasted earnings per share and 8 times cash flow per share compared with 15 times forward earnings per share and 8 times cash flow for the MSCI EAFE Value Index (Net). We believe that the emerging markets portion of the portfolio was trading at particularly attractive valuations of less than 10 times forecasted earnings per share and 6 times cash flow per share. We continue to concentrate on finding attractively valued companies that are generating strong cash flows and earnings and that we believe should produce strong performance going forward.

Please see footnotes on page 21.

24	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Growth Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Peregrine Capital Management, Inc.

Portfolio managers

William A. Grierson, CFA

Daniel J. Hagen, CFA

Robert B. Mersky, CFA

James P. Ross, CFA

Paul E. von Kuster, CFA

Average annual total returns2 (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFSAX)	1-30-2004	10.75	18.52	9.81	17.51	19.93	10.46	1.45	1.40
Class B (WFSBX)*	1-30-2004	11.63	18.83	9.88	16.63	19.03	9.88	2.20	2.15
Class C (WSMCX)	1-30-2004	15.62	19.03	9.65	16.62	19.03	9.65	2.20	2.15
Class R6 (WBHWJ)	10-31-2014	–	–	–	18.06	20.51	10.92	0.97	0.90
Administrator Class (NVSCX)	11-11-1994	–	–	–	17.73	20.21	10.74	1.29	1.20
Institutional Class (WSCGX)	3-31-2008	–	–	–	18.03	20.50	10.92	1.02	0.95
Russell 2000® Growth Index[5]	–	–	–	–	17.73	17.37	10.06	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 25.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	25

Wells Fargo Advantage Small Company Growth Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2015

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The Adviser has committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the affiliated master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Russell 2000® Growth Index measures the performance shown of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The Russell 3000® Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[8]	The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[9]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

26	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Russell 2000 Growth Index for the 12-month period that ended May 31, 2015.

■	Within the energy and materials sectors, underperformance relative to the index detracted from results.

■	Strong stock selection in the health care sector contributed positively to the Fund’s performance.

U.S. stocks delivered positive performance overall during the 12-month period that ended May 31, 2015

Although the U.S. stock market fluctuated significantly at times during 2014, U.S. growth stocks overall performed strongly for that year, as measured by the Russell 3000 Growth Index7. The periodic market swings, triggered by recurring concern over the sustainability of the U.S. economic recovery in the face of slowing growth in China and economic stagnation in Europe, repeatedly were alleviated by positive U.S. economic and company data that revived investor confidence. While small-cap growth stocks declined early in the 12-month period, as measured by the Russell 2000 Growth Index, they posted double-digit returns in the fourth quarter of 2014; in comparison, large-cap stocks achieved a mid-single-digit quarterly return, as measured by the Russell 1000® Growth Index8. In 2015, small-cap growth stocks continued to outperform large-cap growth stocks through the end of the reporting period.

Ten largest holdings[9] (%) as of May 31, 2015
Cepheid Incorporated	1.53
SS&C Technologies Holdings	1.46
ICON plc ADR	1.42
Evercore Partners Incorporated Class A	1.37
AMN Healthcare Services Incorporated	1.31
Houghton Mifflin Harcourt Company	1.25
IMAX Corporation	1.24
Cypress Semiconductor Corporation	1.22
A.O. Smith Corporation	1.22
SVB Financial Group	1.20

Select holdings within the energy and materials sectors hindered Fund performance.

The Fund’s exposure to the energy sector detracted from returns. The sector’s weakness stemmed from the sharp drop in crude-oil prices, which rippled throughout the sector. This negative impact waned as the reporting period progressed, largely due to the sector’s decreasing weight in both the Fund and the benchmark index. Oasis Petroleum Incorporated, the owner and operator of unconventional oil and gas assets in the North Dakota Williston Basin, was especially affected by the decline in oil prices. Compared with other midcontinent locations, production costs for Oasis Petroleum are much higher, driving greater sensitivity to changing oil prices. We eventually sold this holding from the Fund. In the materials sector, Constellium N.V., a specialty manufacturer of aluminum used in aerospace and automotive applications, also detracted from Fund returns. Softness in 2014 orders from core customers Airbus Group SE and The Boeing Company was exacerbated by minor operational issues with capacity expansion projects in 2015. Despite these challenges, Constellium may be well positioned to capitalize on the growing demand for new aircraft and rising aluminum content in new automotive models.

Within the health care sector, stock selection benefited Fund performance.

Adeptus Health Incorporated, which owns and operates the largest network of independent emergency rooms (ERs) under the First Choice Emergency Room brand, delivered the strongest contribution to Fund performance. Following its successful IPO in June 2014, Adeptus became a performance leader within the Fund. The company’s opportunity has been driven by continued unit growth at attractive pricing as well as by the imbalance between the number of ER visits and the number of ERs in operation in the U.S.; U.S. ER visits have steadily increased, while the number of ERs in operation have decreased 11.4% since 1992. AMN Healthcare Services, Incorporated, a leading provider of health care staffing and workforce management solutions, also benefited Fund returns. The company has established itself as a leader in medical staffing and has built a strong vendor and service-provider management network that enables customers to increase clinician staffing efficiencies, thereby controlling spending. Following the addition of AMN to the Fund in January 2014, the company enjoyed pent-up demand from understaffed hospitals, which drove strong results throughout that year.

Please see footnotes on page 25.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	27

Wells Fargo Advantage Small Company Growth Fund (continued)

Sector distribution[10] as of May 31, 2015

We focus on consistent implementation of our disciplined process.

Our team has employed the same bottom-up style for more than 30 years. We believe the combination of our disciplined investment process and experienced team has been the key to the success of this investment style over time. Looking ahead, we remain focused on identifying attractive growth companies with potentially underappreciated opportunities relative to their valuations. These stocks ultimately may be rewarded by the marketplace, leading to outperformance and adding value to the Fund.

Please see footnotes on page 25.

28	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Value Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Peregrine Capital Management, Inc.

Portfolio managers

Jason R. Ballsrud, CFA

Tasso H. Coin, Jr., CFA

Douglas G. Pugh, CFA

Average annual total returns2 (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (SCVAX)	1-31-2002	0.49	12.48	6.20	6.62	13.82	6.83	1.56	1.40
Class B (SCVBX)*	1-31-2002	0.88	12.78	6.29	5.88	13.03	6.29	2.31	2.15
Class C (SCVFX)	8-30-2002	4.86	12.98	6.05	5.86	12.98	6.05	2.31	2.15
Administrator Class (SCVIX)	1-31-2002	–	–	–	6.88	14.09	7.11	1.40	1.20
Institutional Class (SCVNX)	7-30-2010	–	–	–	7.05	14.30	7.21	1.13	1.00
Russell 2000® Value Index[5]	–	–	–	–	5.10	12.70	7.32	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 29.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	29

Wells Fargo Advantage Small Company Value Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2015

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the affiliated master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

30	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund (excluding sales charges) outperformed its benchmark, the Russell 2000 Value Index, for the 12-month period that ended May 31, 2015.

■	The Fund earned competitive returns in a strong equity market environment due to favorable stock selection. Relative performance was especially strong in the consumer discretionary and industrials sectors.

■	Exposure to the materials sector detracted from performance primarily due to two holdings that suffered compared with other holdings and dragged down the average return versus the benchmark.

Solid stock selection allowed the Fund to outperform during the period.

Looking at the overall market, small-cap growth stocks (as measured by the Russell 2000® Growth Index7) outperformed small-cap value stocks as investors continued to chase the record-high returns that small-cap growth-oriented companies have delivered since the market bottom set in early 2009. Small-cap value stocks lagged growth stocks considerably because they represent lower weights in the technology and health care sectors, which outperformed during the period, making it hard for value to keep pace with growth stocks. Presently, investors are willing to pay a premium for potential future real organic growth in a global backdrop that is solidly locked in a shallow but positive economic recovery. Furthermore, the anemic returns being offered in bonds and cash are pushing investors to assume greater risk in an effort to meet return objectives. The greatest market concerns currently are the expectations that the U.S. Federal Reserve (Fed) will start to raise interest rates and, perhaps, fears of another round of debt contagion centered on the lesser economies of the European Union (E.U.). For now, both of these fears remain in check, as the Fed has demonstrated a measured approach and the lending E.U. governments continue to offer bailout and restructuring packages to keep the debtor nations solvent.

Strong stock selection was key to the portfolio’s outperformance over the past year, with favorable stock selection in the consumer discretionary sector as a key driver. The performance in this sector was driven by a strong retail environment, and the portfolio’s retail names were the leaders. The Fund also benefited from favorable stock selection among transportation and industrial holdings in that sector along with bank holdings in the financials sector. The Fund’s materials and energy sector investments detracted from performance. The energy sector was adversely affected by falling energy prices, although an underweight to the sector helped moderate the negative effect on the Fund.

Portfolio turnover was driven primarily by profit-taking and exiting positions that had reached full valuation.

Changes to the Fund’s portfolio over the period were consistent with our strict value-oriented investment process. Following our sell discipline, we sold stocks that had reached our estimates of fair value relative to their peer groups. During the period, we added 48 new positions from different sectors. The number of Fund holdings continued to range between 90 and 110 at any given time, with all of our holdings possessing strong value characteristics.

Please see footnotes on page 29.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	31

Wells Fargo Advantage Small Company Value Fund (continued)

Ten largest holdings[8] (%) as of May 31, 2015
Western Alliance Bancorp	3.43
Health Net Incorporated	3.07
PrivateBancorp Incorporated	3.03
Alere Incorporated	2.98
American Axle & Manufacturing Holdings Incorporated	2.77
ARRIS Group Incorporated	2.67
BancorpSouth Incorporated	2.53
G-III Apparel Group Limited	2.50
Scholastic Corporation	2.45
WellCare Health Plans Incorporated	2.42

Sector distribution[9] as of May 31, 2015

We remain confident in our deep-value investment philosophy and believe the Fund is well positioned to potentially benefit from a long overdue market rotation from the roaring growth names into the forgotten, relatively undervalued value-oriented names.

For small-cap value stocks, valuations have remained stable as underlying operating performance has been strong, outpacing the market’s recognition of the value of these stocks. We view the current valuations of small-cap value stocks in the normal range with further room to run higher from current levels before we would become concerned. Our team is focused on stock selection, and we see the current environment as fertile ground for stock picking. Our disciplined bottom-up process is focused on identifying the best values in each sector, helping us capture consistent outperformance versus the benchmark. We also believe we are on the front end of a merger and acquisition cycle, which, historically, has proven beneficial for performance because we tend to invest in companies that are in position to gain from either side of those transactions. These two facts give us confidence that our style will continue to outperform and capture the value rotation we feel is forthcoming.

Please see footnotes on page 29.

32	Wells Fargo Advantage Equity Gateway Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage C&B Large Cap Value Fund	Beginning account value 12-1-2014	Ending account value 5-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,032.33	$5.83	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Class B
Actual	$1,000.00	$1,027.99	$9.61	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Class C
Actual	$1,000.00	$1,028.22	$9.61	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Administrator Class
Actual	$1,000.00	$1,033.00	$4.82	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$1,034.46	$3.55	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Investor Class
Actual	$1,000.00	$1,031.83	$6.08	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%

Please see footnote on page 34.

Fund expenses (unaudited)	Wells Fargo Advantage Equity Gateway Funds	33

Wells Fargo Advantage Diversified Equity Fund	Beginning account value 12-1-2014	Ending account value 5-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,039.04	$6.35	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Class B
Actual	$1,000.00	$1,034.70	$10.15	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Class C
Actual	$1,000.00	$1,035.20	$10.15	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Administrator Class
Actual	$1,000.00	$1,040.14	$5.09	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%
Wells Fargo Advantage Emerging Growth Fund
Class A
Actual	$1,000.00	$1,104.69	$7.19	1.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.89	1.37%
Class C
Actual	$1,000.00	$1,099.87	$11.10	2.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.36	$10.65	2.12%
Administrator Class
Actual	$1,000.00	$1,104.88	$6.24	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.99	1.19%
Institutional Class
Actual	$1,000.00	$1,107.03	$4.73	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Investor Class
Actual	$1,000.00	$1,104.66	$7.35	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%
Wells Fargo Advantage Index Fund
Class A
Actual	$1,000.00	$1,027.15	$2.83	0.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.14	$2.82	0.56%
Class B
Actual	$1,000.00	$1,023.32	$6.61	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.59	1.31%
Class C
Actual	$1,000.00	$1,023.28	$6.61	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.59	1.31%
Administrator Class
Actual	$1,000.00	$1,028.61	$1.26	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	$1.26	0.25%
Investor Class
Actual	$1,000.00	$1,027.64	$2.27	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%

Please see footnote on page 34.

34	Wells Fargo Advantage Equity Gateway Funds	Fund expenses (unaudited)

Wells Fargo Advantage International Value Fund	Beginning account value 12-1-2014	Ending account value 5-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,054.80	$7.68	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Class B
Actual	$1,000.00	$1,049.86	$10.89	2.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.31	$10.70	2.13%
Class C
Actual	$1,000.00	$1,050.47	$11.50	2.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.71	$11.30	2.25%
Administrator Class
Actual	$1,000.00	$1,055.99	$6.41	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Institutional Class
Actual	$1,000.00	$1,056.78	$5.38	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Wells Fargo Advantage Small Company Growth Fund
Class A
Actual	$1,000.00	$1,117.00	$7.39	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%
Class B
Actual	$1,000.00	$1,112.94	$11.27	2.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.26	$10.75	2.14%
Class C
Actual	$1,000.00	$1,112.90	$11.33	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.21	$10.80	2.15%
Class R6
Actual	$1,000.00	$1,119.62	$4.76	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Administrator Class
Actual	$1,000.00	$1,118.17	$6.34	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,119.38	$5.02	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Wells Fargo Advantage Small Company Value Fund
Class A
Actual	$1,000.00	$1,065.17	$7.21	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%
Class B
Actual	$1,000.00	$1,061.65	$11.00	2.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.26	$10.75	2.14%
Class C
Actual	$1,000.00	$1,061.47	$11.05	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.21	$10.80	2.15%
Administrator Class
Actual	$1,000.00	$1,066.73	$6.18	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,067.38	$5.15	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolios of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	35

C&B LARGE CAP VALUE FUND

Security name	Value

Investment Companies: 99.95%

Affiliated Master Portfolios: 99.95%
Wells Fargo Advantage C&B Large Cap Value Portfolio	$294,508,597

Total Investment Companies (Cost $220,156,152)	294,508,597

Total investments in securities (Cost $220,156,152) *	99.95%	294,508,597
Other assets and liabilities, net	0.05	137,062

Total net assets	100.00%	$294,645,659

*	Cost for federal income tax purposes is $226,907,878 and unrealized gains (losses) consists of:
	Gross unrealized gains	$67,600,719
	Gross unrealized losses	0

	Net unrealized gains	$67,600,719

DIVERSIFIED EQUITY FUND

Security name	Value

Investment Companies: 99.96%

Affiliated Master Portfolios: 99.96%
Wells Fargo Advantage C&B Large Cap Value Portfolio	$21,055,070
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	63,271,143
Wells Fargo Advantage Emerging Growth Portfolio	6,238,816
Wells Fargo Advantage Index Portfolio	63,375,568
Wells Fargo Advantage International Growth Portfolio	18,923,855
Wells Fargo Advantage International Value Portfolio	18,821,071
Wells Fargo Advantage Large Company Value Portfolio	42,275,688
Wells Fargo Advantage Small Company Growth Portfolio	6,347,930
Wells Fargo Advantage Small Company Value Portfolio	12,663,125

Total Investment Companies (Cost $181,268,586)	252,972,266

Total investments in securities (Cost $181,268,586) *	99.96%	252,972,266
Other assets and liabilities, net	0.04	109,375

Total net assets	100.00%	$253,081,641

*	Cost for federal income tax purposes is $188,463,203 and unrealized gains (losses) consists of:
	Gross unrealized gains	$71,703,680
	Gross unrealized losses	(7,194,617)

	Net unrealized gains	$64,509,063

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Equity Gateway Funds	Portfolios of investments—May 31, 2015

EMERGING GROWTH FUND

Security name	Value

Investment Companies: 99.68%

Affiliated Master Portfolios: 99.68%
Wells Fargo Advantage Emerging Growth Portfolio	$1,060,988,978

Total Investment Companies (Cost $737,029,895)	1,060,988,978

Total investments in securities (Cost $737,029,895) *	99.68%	1,060,988,978
Other assets and liabilities, net	0.32	3,421,297

Total net assets	100.00%	$1,064,410,275

*	Cost for federal income tax purposes is $735,759,907 and unrealized gains (losses) consists of:
	Gross unrealized gains	$325,229,071
	Gross unrealized losses	0

	Net unrealized gains	$325,229,071

INDEX FUND

Security name	Value

Investment Companies: 101.83%

Affiliated Master Portfolios: 101.83%
Wells Fargo Advantage Index Portfolio	$2,646,616,966

Total Investment Companies (Cost $1,123,361,768)	2,646,616,966

Total investments in securities (Cost $1,123,361,768) *	101.83%	2,646,616,966
Other assets and liabilities, net	(1.83)	(47,460,263)

Total net assets	100.00%	$2,599,156,703

*	Cost for federal income tax purposes is $1,182,755,976 and unrealized gains (losses) consists of:
	Gross unrealized gains	$1,463,860,990
	Gross unrealized losses	0

	Net unrealized gains	$1,463,860,990

The accompanying notes are an integral part of these financial statements.

Portfolios of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	37

INTERNATIONAL VALUE FUND

Security name	Value

Investment Companies: 99.91%

Affiliated Master Portfolios: 99.91%
Wells Fargo Advantage International Value Portfolio	$497,631,764

Total Investment Companies (Cost $482,486,490)	497,631,764

Total investments in securities (Cost $482,486,490) *	99.91%	497,631,764
Other assets and liabilities, net	0.09	433,342

Total net assets	100.00%	$498,065,106

*	Cost for federal income tax purposes is $483,602,455 and unrealized gains (losses) consists of:
	Gross unrealized gains	$14,029,309
	Gross unrealized losses	0

	Net unrealized gains	$14,029,309

SMALL COMPANY GROWTH FUND

Security name	Value

Investment Companies: 99.00%

Affiliated Master Portfolios: 99.00%
Wells Fargo Advantage Small Company Growth Portfolio	$739,006,660

Total Investment Companies (Cost $651,561,052)	739,006,660

Total investments in securities (Cost $651,561,052) *	99.00%	739,006,660
Other assets and liabilities, net	1.00	7,443,606

Total net assets	100.00%	$746,450,266

*	Cost for federal income tax purposes is $652,089,568 and unrealized gains (losses) consists of:
	Gross unrealized gains	$86,917,092
	Gross unrealized losses	0

	Net unrealized gains	$86,917,092

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

SMALL COMPANY VALUE FUND

Security name	Value

Investment Companies: 100.11%

Affiliated Master Portfolios: 100.11%
Wells Fargo Advantage Small Company Value Portfolio	$116,962,746

Total Investment Companies (Cost $95,535,997)	116,962,746

Total investments in securities (Cost $95,535,997) *	100.11%	116,962,746
Other assets and liabilities, net	(0.11)	(127,033)

Total net assets	100.00%	$116,835,713

*	Cost for federal income tax purposes is $100,621,442 and unrealized gains (losses) consists of:
	Gross unrealized gains	$16,341,304
	Gross unrealized losses	0

	Net unrealized gains	$16,341,304

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

40	Wells Fargo Advantage Equity Gateway Funds	Statements of assets and liabilities—May 31, 2015

	C&B Large Cap Value Fund	Diversified Equity Fund

Assets
Investments in affiliated Master Portfolio(s), at value (see cost below)	$294,508,597	$252,972,266
Receivable for Fund shares sold	310,557	267,421
Prepaid expenses and other assets	38,378	9,983

Total assets	294,857,532	253,249,670

Liabilities
Payable for Fund shares redeemed	118,048	33,435
Distribution fees payable	5,077	2,728
Administration fees payable	14,321	41,481
Shareholder report expenses payable	16,689	13,160
Shareholder servicing fees payable	34,632	53,742
Professional fees payable	19,383	20,350
Accrued expenses and other liabilities	3,723	3,133

Total liabilities	211,873	168,029

Total net assets	$294,645,659	$253,081,641

NET ASSETS CONSIST OF
Paid-in capital	$228,790,134	$170,502,202
Undistributed (accumulated) net investment income (loss)	1,073,489	46,525
Accumulated net realized gains (losses) on investments	(9,570,409)	10,829,234
Net unrealized gains on investments	74,352,445	71,703,680

Total net assets	$294,645,659	$253,081,641

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$27,084,769	$81,501,653
Shares outstanding – Class A1	2,072,408	2,517,664
Net asset value per share – Class A	$13.07	$32.37
Maximum offering price per share – Class A2	$13.87	$34.34
Net assets – Class B	$280,045	$44,655
Shares outstanding – Class B1	21,181	1,516
Net asset value per share – Class B	$13.22	$29.46
Net assets – Class C	$7,654,411	$4,164,750
Shares outstanding – Class C1	588,359	137,823
Net asset value per share – Class C	$13.01	$30.22
Net assets – Class R6	N/A	N/A
Shares outstanding – Class R6[1]	N/A	N/A
Net asset value per share – Class R6	N/A	N/A
Net assets – Administrator Class	$55,704,684	$167,370,583
Shares outstanding – Administrator Class[1]	4,261,459	5,157,396
Net asset value per share – Administrator Class	$13.07	$32.45
Net assets – Institutional Class	$132,767,988	N/A
Shares outstanding – Institutional Class[1]	10,123,873	N/A
Net asset value per share – Institutional Class	$13.11	N/A
Net assets – Investor Class	$71,153,762	N/A
Shares outstanding – Investor Class[1]	5,441,235	N/A
Net asset value per share – Investor Class	$13.08	N/A

Investments in affiliated Master Portfolio(s), at cost	$220,156,152	$181,268,586

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	41

Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund

$1,060,988,978	$2,646,616,966	$497,631,764	$739,006,660	$116,962,746
8,627,771	3,750,632	1,257,552	8,806,498	52,110
41,576	38,002	30,248	58,641	27,695

1,069,658,325	2,650,405,600	498,919,564	747,871,799	117,042,551

4,964,310	50,609,809	708,104	1,243,118	146,248
3,221	54,925	591	10,107	1,657
109,509	138,159	1,332	87,457	7,109
70,573	61,010	12,768	1,175	8,692
73,731	322,950	106,359	56,880	21,303
19,380	20,382	20,175	16,551	18,920
7,326	41,662	5,129	6,245	2,909

5,248,050	51,248,897	854,458	1,421,533	206,838

$1,064,410,275	$2,599,156,703	$498,065,106	$746,450,266	$116,835,713

$675,352,866	$1,023,107,706	$514,002,460	$653,702,435	$181,026,405
(3,804,464)	17,817,859	5,915,574	(873,181)	431,085
68,902,790	34,975,940	(36,998,202)	6,175,404	(86,048,526)
323,959,083	1,523,255,198	15,145,274	87,445,608	21,426,749

$1,064,410,275	$2,599,156,703	$498,065,106	$746,450,266	$116,835,713

$131,638,272	$445,088,252	$5,768,231	$85,587,622	$26,338,597
7,883,517	6,611,895	388,556	1,935,216	1,229,906
$16.70	$67.32	$14.85	$44.23	$21.42
$17.72	$71.43	$15.76	$46.93	$22.73
N/A	$2,097,574	$2,031	$75,805	$10,830
N/A	30,650	134	1,908	556
N/A	$68.44	$15.16	$39.74	$19.46
$5,101,089	$83,718,015	$919,987	$17,334,134	$2,602,122
325,468	1,239,407	63,269	430,683	134,543
$15.67	$67.55	$14.54	$40.25	$19.34
N/A	N/A	N/A	$643,507	N/A
N/A	N/A	N/A	13,853	N/A
N/A	N/A	N/A	$46.45	N/A
$159,812,789	$1,832,813,718	$487,582,087	$185,267,266	$71,033,781
9,403,513	27,031,788	33,108,237	4,051,348	3,244,212
$17.00	$67.80	$14.73	$45.73	$21.90
$723,945,841	N/A	$3,792,770	$457,541,932	$16,850,383
41,612,593	N/A	257,073	9,852,113	765,070
$17.40	N/A	$14.75	$46.44	$22.02
$43,912,284	$235,439,144	N/A	N/A	N/A
2,647,300	3,487,425	N/A	N/A	N/A
$16.59	$67.51	N/A	N/A	N/A

$737,029,895	$1,123,361,768	$482,486,490	$651,561,052	$95,535,997

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Equity Gateway Funds	Statements of operations—year ended May 31, 2015

	C&B Large Cap Value Fund	Diversified Equity Fund

Investment income
Dividends allocated from affiliated Master Portfolio(s)*	$5,364,782	$4,861,864
Securities lending income allocated from affiliated Master Portfolio(s)	7,015	67,037
Interest allocated from affiliated Master Portfolio(s)	0	291
Expenses allocated from affiliated Master Portfolio(s)	(1,939,853)	(1,801,525)
Waivers allocated from affiliated Master Portfolio(s)	0	74,595

Total investment income (loss)	3,431,944	3,202,262

Expenses
Advisory fee	N/A	736,014
Administration fees
Fund level	143,226	147,203
Class A	70,242	211,666
Class B	961	849
Class C	19,540	10,752
Class R6	N/A	N/A
Administrator Class	55,617	208,534
Institutional Class	100,145	N/A
Investor Class	226,410	N/A
Shareholder servicing fees
Class A	67,541	203,524
Class B	924	816
Class C	18,788	10,339
Administrator Class	139,042	520,038
Investor Class	176,883	N/A
Distribution fees
Class B	2,771	2,449
Class C	56,364	31,017
Custody and accounting fees	11,659	12,995
Professional fees	27,675	28,541
Registration fees	56,260	38,970
Shareholder report expenses	30,594	20,875
Trustees’ fees and expenses	12,190	10,116
Interest expense	0	0
Other fees and expenses	11,405	11,074

Total expenses	1,228,237	2,205,772
Less: Fee waivers and/or expense reimbursements	(453,923)	(740,502)

Net expenses	774,314	1,465,270

Net investment income (loss)	2,657,630	1,736,992

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transaction allocated from affiliated Master Portfolio(s)	35,718,120	29,109,484
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	(10,878,572)	(4,344,945)

Net realized and unrealized gains (losses) on investments	24,839,548	24,764,539

Net increase (decrease) in net assets resulting from operations	$27,497,178	$26,501,531

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolio(s) in the amount of	$61,072	$141,396

[1]	For the period from October 31, 2014 (commencement of class operations) to May 31, 2015

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	43

Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund

$1,009,441	$55,106,981	$15,261,564	$1,861,146	$1,888,241
706,107	120,732	426,782	624,402	30,065
0	491	8,486	0	0
(8,259,141)	(2,880,129)	(4,248,313)	(4,047,536)	(933,880)
0	0	0	0	0

(6,543,593)	52,348,075	11,448,519	(1,561,988)	984,426

N/A	N/A	N/A	N/A	N/A

518,183	1,338,191	232,867	248,422	55,449
339,560	1,150,569	15,436	118,004	67,328
N/A	7,186	21	231	81
12,859	210,256	2,316	25,403	6,377
N/A	N/A	N/A	13 [1]	N/A
177,139	1,934,620	455,738	136,926	67,147
545,686	N/A	2,527	243,702	12,297
133,031	689,935	N/A	N/A	N/A

326,501	1,106,316	14,842	113,464	64,739
N/A	6,910	21	223	78
12,364	202,169	2,227	24,426	6,132
417,023	1,925,849	1,139,346	333,057	167,345
103,930	534,476	N/A	N/A	N/A

N/A	20,729	64	668	234
37,092	606,508	6,681	73,278	18,394
39,781	102,283	17,465	19,785	5,312
27,667	29,662	27,056	29,135	31,045
57,323	54,152	43,604	60,020	53,377
135,990	160,375	30,117	31,800	4,583
12,190	13,108	12,540	11,917	11,312
0	810	0	0	0
21,985	62,538	12,842	8,351	8,133

2,918,304	10,156,642	2,015,710	1,478,825	579,363
(437,721)	(3,655,469)	(425,267)	(144,379)	(137,834)

2,480,583	6,501,173	1,590,443	1,334,446	441,529

(9,024,176)	45,846,902	9,858,076	(2,896,434)	542,897

112,708,948	143,388,775	11,094,516	16,034,580	7,943,351
117,750,083	102,650,064	(25,271,313)	73,081,605	(915,138)

230,459,031	246,038,839	(14,176,797)	89,116,185	7,028,213

$221,434,855	$291,885,741	$(4,318,721)	$86,219,751	$7,571,110

$0	$5,105	$1,752,238	$8,966	$0

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	C&B Large Cap Value Fund
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$2,657,630		$3,085,612
Net realized gains on investments		35,718,120		35,351,897
Net change in unrealized gains (losses) on investments		(10,878,572)		7,968,120

Net increase in net assets resulting from operations		27,497,178		46,405,629

Distributions to shareholders from
Net investment income
Class A		(191,216)		(262,151)
Class C		(4,396)		(14,618)
Administrator Class		(542,158)		(590,027)
Institutional Class		(1,502,171)		(1,663,247)
Investor Class		(465,119)		(662,095)

Total distributions to shareholders		(2,705,060)		(3,192,138)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	130,294	1,649,118	539,769	5,918,250
Class B	2,800	33,928	27,597	307,204
Class C	79,178	996,261	120,833	1,338,476
Administrator Class	918,168	11,427,828	1,141,117	12,475,754
Institutional Class	3,151,544	39,122,654	1,511,868	16,424,182
Investor Class	516,799	6,496,956	1,286,940	14,007,996

		59,726,745		50,471,862

Reinvestment of distributions
Class A	13,941	178,728	19,896	226,619
Class C	328	4,197	1,206	13,739
Administrator Class	40,849	523,278	49,911	567,989
Institutional Class	39,316	504,812	53,948	615,550
Investor Class	35,187	451,449	56,227	640,989

		1,662,464		2,064,886

Payment for shares redeemed
Class A	(534,599)	(6,629,667)	(380,906)	(4,228,956)
Class B	(20,246)	(256,296)	(100,896)	(1,115,949)
Class C	(98,840)	(1,234,205)	(79,887)	(901,364)
Administrator Class	(1,188,416)	(14,887,845)	(3,555,863)	(38,222,271)
Institutional Class	(1,771,504)	(22,562,089)	(5,422,972)	(60,984,643)
Investor Class	(1,183,734)	(14,758,082)	(1,692,398)	(19,118,521)

		(60,328,184)		(124,571,704)

Net increase (decrease) in net assets resulting from capital share transactions		1,061,025		(72,034,956)

Total increase (decrease) in net assets		25,853,143		(28,821,465)

Net assets
Beginning of period		268,792,516		297,613,981

End of period		$294,645,659		$268,792,516

Undistributed net investment income		$1,073,489		$1,143,948

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	45

	Diversified Equity Fund
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$1,736,992		$2,326,713
Net realized gains on investments		29,109,484		27,396,245
Net change in unrealized gains (losses) on investments		(4,344,945)		34,417,583

Net increase in net assets resulting from operations		26,501,531		64,140,541

Distributions to shareholders from
Net investment income
Class A		(390,822)		(440,132)
Class C		0		(1,965)
Administrator Class		(1,510,404)		(2,165,310)
Net realized gains
Class A		(7,603,395)		(7,873,191)
Class B		(21,431)		(140,781)
Class C		(406,484)		(467,437)
Administrator Class		(19,427,983)		(27,105,195)

Total distributions to shareholders		(29,360,519)		(38,194,011)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	72,592	2,360,097	82,239	2,633,182
Class B	1,406	41,124	594	17,175
Class C	18,482	554,242	63,161	1,932,663
Administrator Class	481,984	15,640,677	712,239	22,940,594

		18,596,140		27,523,614

Reinvestment of distributions
Class A	255,678	7,964,368	266,289	8,270,615
Class B	757	21,428	4,929	140,741
Class C	13,515	392,475	15,582	455,178
Administrator Class	663,957	20,758,097	927,563	28,904,030

		29,136,368		37,770,564

Payment for shares redeemed
Class A	(318,000)	(10,362,321)	(308,926)	(9,931,146)
Class B	(27,329)	(827,317)	(49,913)	(1,478,236)
Class C	(33,140)	(1,009,906)	(31,320)	(936,132)
Administrator Class	(2,856,844)	(92,459,859)	(4,218,625)	(136,373,544)

		(104,659,403)		(148,719,058)

Net decrease in net assets resulting from capital share transactions		(56,926,895)		(83,424,880)

Total decrease in net assets		(59,785,883)		(57,478,350)

Net assets
Beginning of period		312,867,524		370,345,874

End of period		$253,081,641		$312,867,524

Undistributed net investment income		$46,525		$371,872

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Emerging Growth Fund
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment loss		$(9,024,176)		$(9,470,683)
Net realized gains on investments		112,708,948		114,899,461
Net change in unrealized gains (losses) on investments		117,750,083		1,297,278

Net increase in net assets resulting from operations		221,434,855		106,726,056

Distributions to shareholders from
Net realized gains
Class A		(9,447,019)		(10,269,921)
Class C		(383,862)		(411,599)
Administrator Class		(11,952,978)		(15,150,119)
Institutional Class		(49,504,949)		(45,309,414)
Investor Class		(3,083,544)		(3,128,448)

Total distributions to shareholders		(74,372,352)		(74,269,501)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	589,286	9,273,753	1,215,007	19,971,182
Class C	4,497	66,858	23,255	375,134
Administrator Class	2,507,269	40,410,865	3,399,985	55,969,854
Institutional Class	10,077,065	166,502,610	11,734,781	194,573,267
Investor Class	128,783	2,057,466	213,599	3,417,746

		218,311,552		274,307,183

Reinvestment of distributions
Class A	606,373	9,247,183	632,730	10,066,729
Class C	24,422	350,946	24,564	372,642
Administrator Class	665,028	10,314,584	692,543	11,177,638
Institutional Class	2,893,200	45,886,151	2,659,177	43,663,690
Investor Class	196,696	2,981,905	190,725	3,019,173

		68,780,769		68,299,872

Payment for shares redeemed
Class A	(2,238,922)	(35,052,130)	(1,788,965)	(28,888,800)
Class C	(50,484)	(748,028)	(60,896)	(933,953)
Administrator Class	(6,591,370)	(106,561,035)	(5,288,525)	(86,388,323)
Institutional Class	(14,421,358)	(236,697,488)	(11,284,697)	(184,012,808)
Investor Class	(409,799)	(6,362,087)	(366,218)	(5,904,037)

		(385,420,768)		(306,127,921)

Net increase (decrease) in net assets resulting from capital share transactions		(98,328,447)		36,479,134

Total increase in net assets		48,734,056		68,935,689

Net assets
Beginning of period		1,015,676,219		946,740,530

End of period		$1,064,410,275		$1,015,676,219

Accumulated net investment loss		$(3,804,464)		$0

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	47

	Index Fund
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$45,846,902		$45,212,227
Net realized gains on investments		143,388,775		10,096,457
Net change in unrealized gains (losses) on investments		102,650,064		422,527,154

Net increase in net assets resulting from operations		291,885,741		477,835,838

Distributions to shareholders from
Net investment income
Class A		(6,566,177)		(6,235,208)
Class B		(12,077)		(16,846)
Class C		(604,147)		(571,085)
Administrator Class		(34,295,290)		(34,265,268)
Investor Class		(3,502,692)		(2,683,486)
Net realized gains
Class A		(5,235,617)		(10,825,854)
Class B		(31,633)		(106,025)
Class C		(945,801)		(1,912,197)
Administrator Class		(22,741,125)		(49,270,181)
Investor Class		(2,537,733)		(4,280,430)

Total distributions to shareholders		(76,472,292)		(110,166,580)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	388,150	25,178,381	339,026	19,453,975
Class B	146	9,762	658	37,922
Class C	86,074	5,639,238	63,483	3,642,434
Administrator Class	5,874,897	384,950,475	5,517,119	320,679,308
Investor Class	810,418	52,754,953	642,862	37,499,496

		468,532,809		381,313,135

Reinvestment of distributions
Class A	174,805	11,529,519	287,123	16,660,487
Class B	614	41,109	1,950	114,023
Class C	13,660	904,452	25,553	1,485,257
Administrator Class	829,053	55,036,997	1,385,299	80,961,179
Investor Class	90,165	5,962,586	117,761	6,855,338

		73,474,663		106,076,284

Payment for shares redeemed
Class A	(910,851)	(59,490,312)	(1,213,639)	(70,493,693)
Class B	(24,275)	(1,605,163)	(48,381)	(2,792,462)
Class C	(112,909)	(7,341,983)	(133,347)	(7,774,402)
Administrator Class	(11,398,138)	(748,386,873)	(8,899,266)	(522,844,104)
Investor Class	(480,314)	(31,414,981)	(456,474)	(26,647,819)

		(848,239,312)		(630,552,480)

Net decrease in net assets resulting from capital share transactions		(306,231,840)		(143,163,061)

Total increase (decrease) in net assets		(90,818,391)		224,506,197

Net assets
Beginning of period		2,689,975,094		2,465,468,897

End of period		$2,599,156,703		$2,689,975,094

Undistributed net investment income		$17,817,859		$18,010,072

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	International Value Fund
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$9,858,076		$11,615,770
Net realized gains on investments		11,094,516		7,858,906
Net change in unrealized gains (losses) on investments		(25,271,313)		49,298,877

Net increase (decrease) in net assets resulting from operations		(4,318,721)		68,773,553

Distributions to shareholders from
Net investment income
Class A		(124,398)		(122,245)
Class B		0		(524)
Class C		(15,574)		(11,877)
Administrator Class		(11,810,387)		(9,065,141)
Institutional Class		(99,504)		(53,689)

Total distributions to shareholders		(12,049,863)		(9,253,476)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	96,792	1,420,552	106,713	1,564,140
Class C	16,755	237,604	20,601	292,432
Administrator Class	6,638,872	95,650,707	6,250,245	90,362,606
Institutional Class	125,680	1,859,946	16,594	234,997

		99,168,809		92,454,175

Reinvestment of distributions
Class A	9,086	123,662	8,117	121,351
Class B	0	0	34	507
Class C	1,125	15,035	759	11,169
Administrator Class	874,917	11,802,625	609,788	9,049,258
Institutional Class	6,675	90,113	3,616	53,689

		12,031,435		9,235,974

Payment for shares redeemed
Class A	(152,548)	(2,261,304)	(121,473)	(1,768,905)
Class B	(1,476)	(21,755)	(3,623)	(53,008)
Class C	(15,291)	(213,669)	(5,801)	(84,651)
Administrator Class	(4,339,458)	(63,303,960)	(4,884,668)	(70,393,442)
Institutional Class	(28,692)	(410,073)	(12,330)	(179,985)

		(66,210,761)		(72,479,991)

Net increase in net assets resulting from capital share transactions		44,989,483		29,210,158

Total increase in net assets		28,620,899		88,730,235

Net assets
Beginning of period		469,444,207		380,713,972

End of period		$498,065,106		$469,444,207

Undistributed net investment income		$5,915,574		$9,124,558

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	49

	Small Company Growth Fund
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment loss		$(2,896,434)		$(1,631,254)
Net realized gains on investments		16,034,580		23,430,072
Net change in unrealized gains (losses) on investments		73,081,605		20,251,053

Net increase in net assets resulting from operations		86,219,751		42,049,871

Distributions to shareholders from
Net realized gains
Class A		(1,858,139)		(1,341,163)
Class B		(3,974)		(11,323)
Class C		(460,132)		(312,608)
Class R6		(1,115)[1]		N/A
Administrator Class		(5,745,406)		(5,754,681)
Institutional Class		(12,434,827)		(5,740,954)

Total distributions to shareholders		(20,503,593)		(13,160,729)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,510,052	64,079,862	616,853	24,225,370
Class B	529	19,657	1,668	57,600
Class C	290,683	11,238,963	125,263	4,506,947
Class R6	13,839 [1]	637,602 [1]	N/A	N/A
Administrator Class	2,449,329	104,749,365	830,660	33,624,291
Institutional Class	6,506,083	283,139,829	2,899,490	118,117,387

		463,865,278		180,531,595

Reinvestment of distributions
Class A	43,783	1,755,706	33,483	1,250,264
Class B	93	3,360	231	7,891
Class C	9,491	347,563	7,675	264,852
Class R6	27 [1]	1,115 [1]	N/A	N/A
Administrator Class	138,133	5,721,481	145,665	5,599,351
Institutional Class	218,839	9,195,633	88,199	3,429,182

		17,024,858		10,551,540

Payment for shares redeemed
Class A	(388,500)	(16,048,290)	(153,841)	(6,046,560)
Class B	(1,539)	(58,026)	(4,268)	(151,436)
Class C	(49,730)	(1,913,997)	(28,111)	(1,003,269)
Class R6	(13)[1]	(614)[1]	N/A	N/A
Administrator Class	(1,451,172)	(62,196,609)	(863,715)	(34,001,532)
Institutional Class	(1,407,660)	(61,985,956)	(464,741)	(18,430,611)

		(142,203,492)		(59,633,408)

Net increase in net assets resulting from capital share transactions		338,686,644		131,449,727

Total increase in net assets		404,402,802		160,338,869

Net assets
Beginning of period		342,047,464		181,708,595

End of period		$746,450,266		$342,047,464

Undistributed (accumulated) net investment income (loss)		$(873,181)		$103,979

[1]	For the period from October 31, 2014 (commencement of class operations) to May 31, 2015

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Small Company Value Fund
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$542,897		$516,488
Net realized gains on investments		7,943,351		11,117,270
Net change in unrealized gains (losses) on investments		(915,138)		4,928,346

Net increase in net assets resulting from operations		7,571,110		16,562,104

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	194,148	3,976,608	399,805	7,560,140
Class B	179	3,340	221	3,721
Class C	31,950	594,610	27,128	471,889
Administrator Class	558,083	11,639,194	521,057	10,002,931
Institutional Class	450,222	9,191,898	201,879	3,915,493

		25,405,650		21,954,174

Payment for shares redeemed
Class A	(284,709)	(5,834,552)	(345,399)	(6,653,511)
Class B	(2,794)	(51,063)	(9,591)	(165,161)
Class C	(17,350)	(318,222)	(22,889)	(399,317)
Administrator Class	(649,811)	(13,424,863)	(661,856)	(12,850,144)
Institutional Class	(266,922)	(5,603,780)	(89,190)	(1,754,912)

		(25,232,480)		(21,823,045)

Net increase in net assets resulting from capital share transactions		173,170		131,129

Total increase in net assets		7,744,280		16,693,233

Net assets
Beginning of period		109,091,433		92,398,200

End of period		$116,835,713		$109,091,433

Undistributed (overdistributed) net investment income		$431,085		$(29)

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

52	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

C&B Large Cap Value Fund	Beginning net asset value per share	Net investment income (loss)[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2015	$11.99	0.10		1.07	(0.09)	$13.07
Year ended May 31, 2014	$10.32	0.09		1.68	(0.10)	$11.99
Year ended May 31, 2013	$8.13	0.12		2.20	(0.13)	$10.32
Year ended May 31, 2012	$8.70	0.12		(0.58)	(0.11)	$8.13
Year ended May 31, 2011[4]	$7.48	0.06		1.26	(0.10)	$8.70
Year ended September 30, 2010	$7.06	0.08		0.42	(0.08)	$7.48
Class B
Year ended May 31, 2015	$12.14	(0.01)[5]		1.09	0.00	$13.22
Year ended May 31, 2014	$10.43	0.02	[5]	1.69	0.00	$12.14
Year ended May 31, 2013	$8.16	0.05	[5]	2.22	0.00	$10.43
Year ended May 31, 2012	$8.68	0.05	[5]	(0.56)	(0.01)	$8.16
Year ended May 31, 2011[4]	$7.44	0.01		1.26	(0.03)	$8.68
Year ended September 30, 2010	$7.02	0.03		0.42	(0.03)	$7.44
Class C
Year ended May 31, 2015	$11.95	(0.00)[6]		1.07	(0.01)	$13.01
Year ended May 31, 2014	$10.29	0.01		1.67	(0.02)	$11.95
Year ended May 31, 2013	$8.11	0.04		2.20	(0.06)	$10.29
Year ended May 31, 2012	$8.66	0.05		(0.56)	(0.04)	$8.11
Year ended May 31, 2011[4]	$7.43	0.00	[6]	1.27	(0.04)	$8.66
Year ended September 30, 2010	$7.02	0.02		0.42	(0.03)	$7.43
Administrator Class
Year ended May 31, 2015	$12.00	0.13		1.06	(0.12)	$13.07
Year ended May 31, 2014	$10.32	0.12	[5]	1.68	(0.12)	$12.00
Year ended May 31, 2013	$8.13	0.13	[5]	2.21	(0.15)	$10.32
Year ended May 31, 2012	$8.69	0.13	[5]	(0.56)	(0.13)	$8.13
Year ended May 31, 2011[4]	$7.47	0.05	[5]	1.28	(0.11)	$8.69
Year ended September 30, 2010	$7.06	0.08	[5]	0.42	(0.09)	$7.47
Institutional Class
Year ended May 31, 2015	$12.03	0.15		1.08	(0.15)	$13.11
Year ended May 31, 2014	$10.35	0.14		1.69	(0.15)	$12.03
Year ended May 31, 2013	$8.16	0.17		2.19	(0.17)	$10.35
Year ended May 31, 2012	$8.73	0.14		(0.56)	(0.15)	$8.16
Year ended May 31, 2011[4]	$7.51	0.07		1.28	(0.13)	$8.73
Year ended September 30, 2010	$7.09	0.11	[5]	0.42	(0.11)	$7.51
Investor Class
Year ended May 31, 2015	$12.00	0.08		1.08	(0.08)	$13.08
Year ended May 31, 2014	$10.33	0.08		1.69	(0.10)	$12.00
Year ended May 31, 2013	$8.14	0.10		2.21	(0.12)	$10.33
Year ended May 31, 2012	$8.70	0.10		(0.56)	(0.10)	$8.14
Year ended May 31, 2011[4]	$7.46	0.04		1.28	(0.08)	$8.70
Year ended September 30, 2010	$7.04	0.06		0.44	(0.08)	$7.46

[1]	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

[5]	Calculated based upon average shares outstanding

[6]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	53

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.73%	1.29%	1.15%	9.78%	35%	$27,085
0.86%	1.31%	1.15%	17.25%	22%	$29,537
1.25%	1.30%	1.15%	28.82%	18%	$23,571
1.33%	1.30%	1.15%	(5.23)%	21%	$21,380
0.78%	1.31%	1.15%	17.73%	17%	$25,912
0.96%	1.32%	1.15%	7.14%	13%	$31,038

(0.04)%	2.04%	1.90%	8.90%	35%	$280
0.17%	2.06%	1.90%	16.40%	22%	$469
0.57%	2.03%	1.89%	27.82%	18%	$1,167
0.61%	2.05%	1.90%	(5.84)%	21%	$2,418
0.04%	2.06%	1.90%	17.15%	17%	$6,607
0.20%	2.07%	1.90%	6.36%	13%	$6,951

(0.02)%	2.04%	1.90%	8.93%	35%	$7,654
0.11%	2.06%	1.90%	16.39%	22%	$7,262
0.51%	2.05%	1.90%	27.76%	18%	$5,818
0.58%	2.05%	1.90%	(5.81)%	21%	$5,524
0.05%	2.07%	1.90%	17.15%	17%	$7,046
0.21%	2.07%	1.90%	6.29%	13%	$6,607

0.92%	1.13%	0.95%	9.93%	35%	$55,705
1.08%	1.14%	0.95%	17.49%	22%	$53,884
1.48%	1.13%	0.95%	29.09%	18%	$70,727
1.54%	1.13%	0.95%	(4.90)%	21%	$81,999
1.00%	1.15%	0.95%	17.74%	17%	$120,613
1.13%	1.13%	0.95%	7.33%	13%	$114,664

1.18%	0.86%	0.70%	10.15%	35%	$132,768
1.34%	0.88%	0.70%	17.86%	22%	$104,758
1.68%	0.87%	0.70%	29.32%	18%	$130,015
1.78%	0.87%	0.70%	(4.72)%	21%	$96,653
1.25%	0.88%	0.70%	18.16%	17%	$110,061
1.48%	0.88%	0.70%	7.51%	13%	$95,466

0.67%	1.35%	1.20%	9.72%	35%	$71,154
0.81%	1.37%	1.20%	17.17%	22%	$72,882
1.21%	1.36%	1.20%	28.68%	18%	$66,315
1.29%	1.37%	1.20%	(5.17)%	21%	$64,007
0.75%	1.39%	1.20%	17.77%	17%	$86,624
0.87%	1.41%	1.20%	7.15%	13%	$85,256

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

Diversified Equity Fund	Beginning net asset value per share	Net investment income (loss)[1]	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2015	$32.78	0.14	2.79	(0.15)	(3.19)	$32.37
Year ended May 31, 2014	$30.65	0.16	5.48	(0.17)	(3.34)	$32.78
Year ended May 31, 2013	$26.08	0.23 [4]	6.14	(0.24)	(1.56)	$30.65
Year ended May 31, 2012	$29.71	0.15	(2.01)	(0.18)	(1.59)	$26.08
Year ended May 31, 2011[5]	$24.89	0.12	4.85	(0.15)	0.00	$29.71
Year ended September 30, 2010	$23.41	0.18	1.66	(0.36)	0.00	$24.89
Class B
Year ended May 31, 2015	$30.20	(0.14)[4]	2.59	0.00	(3.19)	$29.46
Year ended May 31, 2014	$28.54	(0.10)[4]	5.10	0.00	(3.34)	$30.20
Year ended May 31, 2013	$24.36	0.01 [4]	5.73	0.00	(1.56)	$28.54
Year ended May 31, 2012	$27.87	(0.01)[4]	(1.91)	0.00	(1.59)	$24.36
Year ended May 31, 2011[5]	$23.35	(0.05)[4]	4.57	0.00	0.00	$27.87
Year ended September 30, 2010	$21.96	(0.01)[4]	1.57	(0.17)	0.00	$23.35
Class C
Year ended May 31, 2015	$30.88	(0.12)	2.65	0.00	(3.19)	$30.22
Year ended May 31, 2014	$29.13	(0.08)[4]	5.18	(0.01)	(3.34)	$30.88
Year ended May 31, 2013	$24.88	0.02 [4]	5.84	(0.05)	(1.56)	$29.13
Year ended May 31, 2012	$28.43	(0.59)[4]	(1.37)	0.00	(1.59)	$24.88
Year ended May 31, 2011[5]	$23.81	(0.04)[4]	4.66	0.00	0.00	$28.43
Year ended September 30, 2010	$22.43	(0.01)[4]	1.60	(0.21)	0.00	$23.81
Administrator Class
Year ended May 31, 2015	$32.84	0.22 [4]	2.81	(0.23)	(3.19)	$32.45
Year ended May 31, 2014	$30.70	0.23 [4]	5.49	(0.24)	(3.34)	$32.84
Year ended May 31, 2013	$26.12	0.30 [4]	6.15	(0.31)	(1.56)	$30.70
Year ended May 31, 2012	$29.78	0.33	(2.13)	(0.27)	(1.59)	$26.12
Year ended May 31, 2011[5]	$24.98	0.14 [4]	4.89	(0.23)	0.00	$29.78
Year ended September 30, 2010	$23.47	0.20 [4]	1.70	(0.39)	0.00	$24.98

[1]	Includes net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	55

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.44%	1.44%	1.25%	9.39%	38%	$81,502
0.48%	1.43%	1.25%	19.10%	37%	$82,186
0.81%	1.43%	1.25%	25.42%	44%	$75,640
0.74%	1.41%	1.25%	(5.91)%	57%	$75,751
0.59%	1.40%	1.25%	20.04%	48%	$95,532
0.71%	1.48%	1.25%	7.90%	44%	$85,735

(0.47)%	2.18%	2.00%	8.54%	38%	$45
(0.34)%	2.18%	2.00%	18.20%	37%	$806
0.04%	2.18%	2.00%	24.48%	44%	$2,029
(0.05)%	2.16%	2.00%	(6.61)%	57%	$2,922
(0.20)%	2.15%	2.00%	19.36%	48%	$5,754
(0.04)%	2.23%	2.00%	7.15%	44%	$7,825

(0.31)%	2.19%	2.00%	8.58%	38%	$4,165
(0.25)%	2.19%	2.00%	18.23%	37%	$4,292
0.07%	2.18%	2.00%	24.50%	44%	$2,667
(0.02)%	2.16%	2.00%	(6.62)%	57%	$2,499
(0.17)%	2.15%	2.00%	19.40%	48%	$3,383
(0.05)%	2.23%	2.00%	7.10%	44%	$3,280

0.67%	1.28%	1.00%	9.65%	38%	$167,371
0.71%	1.27%	1.00%	19.40%	37%	$225,584
1.06%	1.27%	1.00%	25.75%	44%	$290,011
0.99%	1.25%	1.00%	(5.67)%	57%	$293,895
0.84%	1.24%	1.00%	20.22%	48%	$386,429
0.83%	1.29%	1.00%	8.18%	44%	$359,109

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

Emerging Growth Fund	Beginning net asset value per share	Net investment loss[1]	Net realized and unrealized gains (losses) on investments	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2015	$14.61	(0.22)	3.51	(1.20)	$16.70
Year ended May 31, 2014	$14.10	(0.19)	1.88	(1.18)	$14.61
Year ended May 31, 2013	$12.44	(0.15)	2.49	(0.68)	$14.10
Year ended May 31, 2012	$13.12	(0.14)[4]	(0.54)	0.00	$12.44
Year ended May 31, 2011[5]	$9.50	(0.11)[4]	3.73	0.00	$13.12
Year ended September 30, 2010	$7.93	(0.12)	1.69	0.00	$9.50
Class C
Year ended May 31, 2015	$13.88	(0.33)	3.32	(1.20)	$15.67
Year ended May 31, 2014	$13.55	(0.32)	1.83	(1.18)	$13.88
Year ended May 31, 2013	$12.06	(0.27)	2.44	(0.68)	$13.55
Year ended May 31, 2012	$12.81	(0.23)[4]	(0.52)	0.00	$12.06
Year ended May 31, 2011[5]	$9.32	(0.16)[4]	3.65	0.00	$12.81
Year ended September 30, 2010	$7.85	(0.16)[4]	1.63	0.00	$9.32
Administrator Class
Year ended May 31, 2015	$14.83	(0.16)[4]	3.53	(1.20)	$17.00
Year ended May 31, 2014	$14.28	(0.17)[4]	1.90	(1.18)	$14.83
Year ended May 31, 2013	$12.56	(0.12)	2.52	(0.68)	$14.28
Year ended May 31, 2012	$13.22	(0.12)[4]	(0.54)	0.00	$12.56
Year ended May 31, 2011[5]	$9.56	(0.09)[4]	3.75	0.00	$13.22
Year ended September 30, 2010	$8.08	(0.01)	1.49	0.00	$9.56
Institutional Class
Year ended May 31, 2015	$15.11	(0.12)	3.61	(1.20)	$17.40
Year ended May 31, 2014	$14.49	(0.11)	1.91	(1.18)	$15.11
Year ended May 31, 2013	$12.70	(0.08)	2.55	(0.68)	$14.49
Year ended May 31, 2012	$13.33	(0.08)[4]	(0.55)	0.00	$12.70
Year ended May 31, 2011[5]	$9.62	(0.07)[4]	3.78	0.00	$13.33
Year ended September 30, 2010	$8.00	(0.07)	1.69	0.00	$9.62
Investor Class
Year ended May 31, 2015	$14.53	(0.20)	3.46	(1.20)	$16.59
Year ended May 31, 2014	$14.04	(0.20)	1.87	(1.18)	$14.53
Year ended May 31, 2013	$12.39	(0.16)	2.49	(0.68)	$14.04
Year ended May 31, 2012	$13.07	(0.15)[4]	(0.53)	0.00	$12.39
Year ended May 31, 2011[5]	$9.47	(0.11)[4]	3.71	0.00	$13.07
Year ended September 30, 2010	$7.91	(0.09)	1.65	0.00	$9.47

[1]	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	57

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment loss[1]	Gross expenses[1]	Net expenses[1]

(1.20)%	1.39%	1.37%	23.32%	56%	$131,638
(1.20)%	1.39%	1.37%	11.30%	63%	$130,403
(1.04)%	1.40%	1.37%	19.89%	65%	$125,070
(1.13)%	1.41%	1.37%	(5.18)%	75%	$125,113
(1.32)%	3.03%	1.45%	38.11%	59%	$3,425
(1.17)%	4.65%	1.46%	19.80%	97%	$142

(1.95)%	2.14%	2.12%	22.35%	56%	$5,101
(1.95)%	2.14%	2.12%	10.40%	63%	$4,816
(1.79)%	2.15%	2.12%	19.09%	65%	$4,878
(1.89)%	2.17%	2.12%	(5.85)%	75%	$5,114
(2.05)%	3.83%	2.20%	37.30%	59%	$516
(1.93)%	5.40%	2.22%	18.85%	97%	$58

(1.03)%	1.21%	1.20%	23.45%	56%	$159,813
(1.03)%	1.22%	1.20%	11.45%	63%	$190,126
(0.87)%	1.23%	1.20%	20.19%	65%	$200,140
(0.95)%	1.22%	1.19%	(4.99)%	75%	$185,744
(1.08)%	2.41%	1.20%	38.28%	59%	$1,915
(0.78)%	4.54%	1.20%	19.95%	97%	$51

(0.73)%	0.96%	0.90%	23.89%	56%	$723,946
(0.73)%	0.96%	0.90%	11.77%	63%	$650,650
(0.57)%	0.97%	0.90%	20.52%	65%	$578,841
(0.67)%	0.98%	0.90%	(4.73)%	75%	$526,865
(0.82)%	1.98%	0.95%	38.57%	59%	$8,170
(0.67)%	4.32%	0.95%	20.40%	97%	$10

(1.24)%	1.45%	1.40%	23.24%	56%	$43,912
(1.26)%	1.45%	1.43%	11.21%	63%	$39,681
(1.10)%	1.46%	1.43%	19.89%	65%	$37,812
(1.21)%	1.52%	1.45%	(5.20)%	75%	$36,715
(1.35)%	3.20%	1.49%	38.01%	59%	$15,626
(1.22)%	4.85%	1.50%	19.72%	97%	$3,705

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

Index Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2015	$62.14	1.00		5.91	(0.96)	(0.77)	$67.32
Year ended May 31, 2014	$54.00	0.90		9.59	(0.85)	(1.50)	$62.14
Year ended May 31, 2013	$44.25	0.86		10.66	(0.83)	(0.94)	$54.00
Year ended May 31, 2012	$47.17	0.73		(1.35)	(0.65)	(1.65)	$44.25
Year ended May 31, 2011[4]	$40.42	0.56		8.77	(0.70)	(1.88)	$47.17
Year ended July 31, 2010[5]	$41.72	0.64		4.89	(0.63)	(6.20)	$40.42
Class B
Year ended May 31, 2015	$62.99	0.49	[6]	6.02	(0.29)	(0.77)	$68.44
Year ended May 31, 2014	$54.57	0.45	[6]	9.70	(0.23)	(1.50)	$62.99
Year ended May 31, 2013	$44.53	0.47	[6]	10.78	(0.27)	(0.94)	$54.57
Year ended May 31, 2012	$47.23	0.38	[6]	(1.29)	(0.14)	(1.65)	$44.53
Year ended May 31, 2011[4]	$40.32	0.29	[6]	8.76	(0.26)	(1.88)	$47.23
Year ended July 31, 2010[5]	$41.63	0.28		4.88	(0.27)	(6.20)	$40.32
Class C
Year ended May 31, 2015	$62.37	0.50		5.94	(0.49)	(0.77)	$67.55
Year ended May 31, 2014	$54.22	0.47		9.62	(0.44)	(1.50)	$62.37
Year ended May 31, 2013	$44.41	0.48	[6]	10.71	(0.44)	(0.94)	$54.22
Year ended May 31, 2012	$47.27	0.39	[6]	(1.31)	(0.29)	(1.65)	$44.41
Year ended May 31, 2011[4]	$40.32	0.27		8.78	(0.22)	(1.88)	$47.27
Year ended July 31, 2010[5]	$41.62	0.30		4.88	(0.28)	(6.20)	$40.32
Administrator Class
Year ended May 31, 2015	$62.56	1.27		5.90	(1.16)	(0.77)	$67.80
Year ended May 31, 2014	$54.34	1.08		9.66	(1.02)	(1.50)	$62.56
Year ended May 31, 2013	$44.52	1.02		10.71	(0.97)	(0.94)	$54.34
Year ended May 31, 2012	$47.45	0.83		(1.32)	(0.79)	(1.65)	$44.52
Year ended May 31, 2011[4]	$40.56	0.67		8.82	(0.72)	(1.88)	$47.45
Year ended July 31, 2010[5]	$41.88	0.87	[6]	4.76	(0.75)	(6.20)	$40.56
Investor Class
Year ended May 31, 2015	$62.32	1.03		5.98	(1.05)	(0.77)	$67.51
Year ended May 31, 2014	$54.16	0.91		9.66	(0.91)	(1.50)	$62.32
Year ended May 31, 2013	$44.38	0.90		10.70	(0.88)	(0.94)	$54.16
Year ended May 31, 2012	$47.30	0.77		(1.33)	(0.71)	(1.65)	$44.38
Year ended May 31, 2011[4]	$40.48	0.60		8.80	(0.70)	(1.88)	$47.30
Year ended July 31, 2010[7,8]	$39.19	0.03		1.26	0.00	0.00	$40.48

[1]	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	For the ten months ended May 31, 2011. The Fund changed its fiscal year end from July 31 to May 31, effective May 31, 2011.

[5]	At the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Index Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen Equity Index Fund. The per share information has been adjusted to give effect to this transaction.

[6]	Calculated based upon average shares outstanding

[7]	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

[8]	Investor Class of Evergreen Equity Index Fund, the accounting and performance survivor, did not exist prior to the reorganization. As a result, accounting and performance information for Investor Class commenced operation on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	59

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.50%	0.68%	0.56%	11.21%	4%	$445,088
1.53%	0.67%	0.56%	19.77%	5%	$432,448
1.72%	0.67%	0.56%	26.63%	4%	$407,533
1.63%	0.68%	0.56%	(0.95)%	9%	$347,412
1.53%	0.67%	0.56%	23.66%	3%	$388,113
1.49%	1.00%	0.60%	13.29%	7%	$358,953

0.74%	1.43%	1.31%	10.39%	4%	$2,098
0.77%	1.42%	1.31%	18.86%	5%	$3,412
0.95%	1.42%	1.31%	25.66%	4%	$5,453
0.85%	1.43%	1.31%	(1.68)%	9%	$8,869
0.78%	1.42%	1.31%	22.90%	3%	$19,894
0.69%	1.76%	1.35%	12.44%	7%	$26,295

0.75%	1.43%	1.31%	10.38%	4%	$83,718
0.78%	1.42%	1.31%	18.89%	5%	$78,118
0.97%	1.42%	1.31%	25.67%	4%	$70,322
0.87%	1.43%	1.31%	(1.67)%	9%	$65,245
0.78%	1.42%	1.31%	22.89%	3%	$80,981
0.68%	1.76%	1.35%	12.44%	7%	$81,848

1.81%	0.37%	0.25%	11.56%	4%	$1,832,814
1.84%	0.36%	0.25%	20.13%	5%	$1,984,845
2.03%	0.36%	0.25%	27.02%	4%	$1,832,524
1.94%	0.37%	0.25%	(0.63)%	9%	$1,682,905
1.84%	0.37%	0.25%	23.98%	3%	$1,709,455
1.94%	0.63%	0.31%	13.55%	7%	$1,404,098

1.62%	0.74%	0.45%	11.34%	4%	$235,439
1.64%	0.73%	0.45%	19.88%	5%	$191,153
1.83%	0.73%	0.45%	26.77%	4%	$149,637
1.74%	0.75%	0.45%	(0.82)%	9%	$118,982
1.64%	0.74%	0.45%	23.78%	3%	$131,141
2.13%	0.79%	0.45%	3.29%	7%	$111,126

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

International Value Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2015	$15.45	0.26	[4]	(0.53)	(0.33)	$14.85
Year ended May 31, 2014	$13.40	0.36		1.97	(0.28)	$15.45
Year ended May 31, 2013	$10.64	0.31		2.71	(0.26)	$13.40
Year ended May 31, 2012	$14.03	0.34		(3.36)	(0.37)	$10.64
Year ended May 31, 2011[5]	$12.58	0.22	[4]	1.46	(0.23)	$14.03
Year ended September 30, 2010	$12.67	0.23	[4]	(0.17)	(0.15)	$12.58
Class B
Year ended May 31, 2015	$15.52	0.07	[4]	(0.43)	0.00	$15.16
Year ended May 31, 2014	$13.43	0.13	[4]	2.09	(0.13)	$15.52
Year ended May 31, 2013	$10.60	0.17	[4]	2.76	(0.10)	$13.43
Year ended May 31, 2012	$13.94	0.21	[4]	(3.29)	(0.26)	$10.60
Year ended May 31, 2011[5]	$12.42	0.11	[4]	1.49	(0.08)	$13.94
Year ended September 30, 2010	$12.57	0.12	[4]	(0.14)	(0.13)	$12.42
Class C
Year ended May 31, 2015	$15.16	0.13		(0.51)	(0.24)	$14.54
Year ended May 31, 2014	$13.18	0.19		2.00	(0.21)	$15.16
Year ended May 31, 2013	$10.47	0.19		2.70	(0.18)	$13.18
Year ended May 31, 2012	$13.79	0.23	[4]	(3.28)	(0.27)	$10.47
Year ended May 31, 2011[5]	$12.33	0.15	[4]	1.44	(0.13)	$13.79
Year ended September 30, 2010	$12.51	0.15		(0.18)	(0.15)	$12.33
Administrator Class
Year ended May 31, 2015	$15.35	0.28		(0.52)	(0.38)	$14.73
Year ended May 31, 2014	$13.31	0.38		1.98	(0.32)	$15.35
Year ended May 31, 2013	$10.57	0.33	[4]	2.70	(0.29)	$13.31
Year ended May 31, 2012	$13.95	0.35		(3.33)	(0.40)	$10.57
Year ended May 31, 2011[5]	$12.52	0.24	[4]	1.46	(0.27)	$13.95
Year ended September 30, 2010	$12.68	0.25		(0.15)	(0.26)	$12.52
Institutional Class
Year ended May 31, 2015	$15.38	0.29		(0.51)	(0.41)	$14.75
Year ended May 31, 2014	$13.34	0.41		1.98	(0.35)	$15.38
Year ended May 31, 2013	$10.58	0.35		2.73	(0.32)	$13.34
Year ended May 31, 2012	$13.98	0.36		(3.33)	(0.43)	$10.58
Year ended May 31, 2011[5]	$12.58	0.28		1.44	(0.32)	$13.98
Year ended September 30, 2010	$12.71	0.32		(0.20)	(0.25)	$12.58

[1]	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	61

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.80%	1.50%	1.49%	(1.55)%	18%	$5,768
2.45%	1.51%	1.50%	17.48%	11%	$6,725
2.35%	1.51%	1.50%	28.58%	16%	$5,922
2.81%	1.46%	1.46%	(21.53)%	9%	$4,742
2.41%	1.55%	1.47%	13.55%	16%	$6,213
1.92%	1.69%	1.46%	0.52%	27%	$6,792

0.45%	2.16%	2.16%	(2.32)%	18%	$2
0.94%	2.26%	2.25%	16.57%	11%	$25
1.34%	2.26%	2.25%	27.69%	16%	$70
1.79%	2.21%	2.21%	(22.15)%	9%	$110
1.28%	2.32%	2.22%	12.97%	16%	$194
0.99%	2.44%	2.21%	(0.16)%	27%	$339

1.07%	2.25%	2.24%	(2.37)%	18%	$920
1.88%	2.26%	2.25%	16.64%	11%	$920
1.67%	2.26%	2.25%	27.67%	16%	$595
1.96%	2.21%	2.21%	(22.14)%	9%	$441
1.75%	2.30%	2.22%	13.00%	16%	$665
1.11%	2.45%	2.21%	(0.21)%	27%	$665

2.12%	1.34%	1.25%	(1.35)%	18%	$487,582
2.76%	1.34%	1.25%	17.81%	11%	$459,415
2.67%	1.34%	1.25%	28.90%	16%	$372,187
3.04%	1.29%	1.25%	(21.37)%	9%	$259,969
2.84%	1.38%	1.25%	13.73%	16%	$313,423
2.26%	1.53%	1.21%	0.80%	27%	$259,768

2.42%	1.07%	1.05%	(1.19)%	18%	$3,793
2.91%	1.08%	1.05%	18.07%	11%	$2,359
2.81%	1.08%	1.05%	29.20%	16%	$1,941
3.20%	1.03%	1.03%	(21.26)%	9%	$1,505
3.04%	1.11%	1.03%	13.92%	16%	$1,797
2.51%	1.08%	1.01%	1.01%	27%	$1,518

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

Small Company Growth Fund	Beginning net asset value per share	Net investment loss[1]	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2015	$39.44	(0.37)[4]	7.08	0.00	(1.92)	$44.23
Year ended May 31, 2014	$34.23	(0.37)[4]	7.98	0.00	(2.40)	$39.44
Year ended May 31, 2013	$26.21	(0.15)	8.17	0.00	0.00	$34.23
Year ended May 31, 2012	$29.53	(0.18)[4]	(3.14)	0.00	0.00	$26.21
Year ended May 31, 2011[5]	$21.23	(0.15)	8.45	0.00	0.00	$29.53
Year ended September 30, 2010	$18.56	(0.21)[4]	2.88	0.00	0.00	$21.23
Class B
Year ended May 31, 2015	$35.88	(0.62)[4]	6.40	0.00	(1.92)	$39.74
Year ended May 31, 2014	$31.55	(0.60)[4]	7.33	0.00	(2.40)	$35.88
Year ended May 31, 2013	$24.35	(0.36)[4]	7.56	0.00	0.00	$31.55
Year ended May 31, 2012	$27.63	(0.37)[4]	(2.91)	0.00	0.00	$24.35
Year ended May 31, 2011[5]	$19.97	(0.29)[4]	7.95	0.00	0.00	$27.63
Year ended September 30, 2010	$17.58	(0.34)[4]	2.73	0.00	0.00	$19.97
Class C
Year ended May 31, 2015	$36.32	(0.63)[4]	6.48	0.00	(1.92)	$40.25
Year ended May 31, 2014	$31.91	(0.62)[4]	7.43	0.00	(2.40)	$36.32
Year ended May 31, 2013	$24.62	(0.37)[4]	7.66	0.00	0.00	$31.91
Year ended May 31, 2012	$27.95	(0.36)[4]	(2.97)	0.00	0.00	$24.62
Year ended May 31, 2011[5]	$20.19	(0.30)[4]	8.06	0.00	0.00	$27.95
Year ended September 30, 2010	$17.77	(0.34)[4]	2.76	0.00	0.00	$20.19
Class R6
Year ended May 31, 2015[6]	$42.98	(0.09)[4]	5.48	0.00	(1.92)	$46.45
Administrator Class
Year ended May 31, 2015	$40.64	(0.30)[4]	7.31	0.00	(1.92)	$45.73
Year ended May 31, 2014	$35.13	(0.26)	8.17	0.00	(2.40)	$40.64
Year ended May 31, 2013	$26.90	(0.09)[4]	8.38	(0.06)	0.00	$35.13
Year ended May 31, 2012	$30.22	(0.13)[4]	(3.19)	0.00	0.00	$26.90
Year ended May 31, 2011[5]	$21.70	(0.14)[4]	8.66	0.00	0.00	$30.22
Year ended September 30, 2010	$18.90	(0.16)[4]	2.96	0.00	0.00	$21.70
Institutional Class
Year ended May 31, 2015	$41.14	(0.20)[4]	7.42	0.00	(1.92)	$46.44
Year ended May 31, 2014	$35.46	(0.20)[4]	8.28	0.00	(2.40)	$41.14
Year ended May 31, 2013	$27.15	(0.06)[4]	8.51	(0.14)	0.00	$35.46
Year ended May 31, 2012	$30.44	(0.07)[4]	(3.22)	0.00	0.00	$27.15
Year ended May 31, 2011[5]	$21.81	(0.12)[4]	8.75	0.00	0.00	$30.44
Year ended September 30, 2010	$18.94	(0.05)[4]	2.92	0.00	0.00	$21.81

[1]	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

[6]	For the period from October 31, 2014 (commencement of class operations) to May 31, 2015

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	63

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment loss[1]	Gross expenses[1]	Net expenses[1]

(0.90)%	1.41%	1.40%	17.51%	58%	$85,588
(0.96)%	1.45%	1.41%	22.63%	77%	$30,364
(0.58)%	1.53%	1.45%	30.55%	109%	$9,357
(0.70)%	1.46%	1.44%	(11.18)%	107%	$6,450
(1.04)%	1.45%	1.44%	39.11%	70%	$7,201
(1.05)%	1.50%	1.45%	14.39%	129%	$4,042

(1.65)%	2.15%	2.15%	16.63%	58%	$76
(1.71)%	2.20%	2.16%	21.74%	77%	$101
(1.33)%	2.28%	2.20%	29.57%	109%	$164
(1.48)%	2.21%	2.19%	(11.87)%	107%	$193
(1.78)%	2.19%	2.19%	38.43%	70%	$380
(1.83)%	2.24%	2.20%	13.54%	129%	$251

(1.64)%	2.16%	2.15%	16.62%	58%	$17,334
(1.71)%	2.20%	2.16%	21.75%	77%	$6,546
(1.31)%	2.28%	2.20%	29.56%	109%	$2,406
(1.45)%	2.22%	2.19%	(11.85)%	107%	$1,628
(1.80)%	2.20%	2.19%	38.39%	70%	$1,736
(1.81)%	2.24%	2.20%	13.62%	129%	$820

(0.34)%	0.91%	0.90%	13.00%	58%	$644

(0.70)%	1.24%	1.20%	17.73%	58%	$185,267
(0.74)%	1.29%	1.20%	22.92%	77%	$118,456
(0.30)%	1.37%	1.20%	30.89%	109%	$98,445
(0.48)%	1.30%	1.20%	(10.99)%	107%	$97,776
(0.78)%	1.28%	1.20%	39.33%	70%	$177,938
(0.82)%	1.32%	1.20%	14.76%	129%	$237,761

(0.45)%	0.98%	0.95%	18.03%	58%	$457,542
(0.49)%	1.02%	0.95%	23.19%	77%	$186,581
(0.19)%	1.10%	0.95%	31.25%	109%	$71,336
(0.27)%	1.03%	0.95%	(10.78)%	107%	$9,692
(0.61)%	1.01%	0.95%	39.59%	70%	$91,704
(0.25)%	1.05%	0.95%	14.98%	129%	$1,175

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

Small Company Value Fund	Beginning net asset value per share	Net investment income (loss)[1]	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2015	$20.08	0.07	1.27	0.00	$21.42
Year ended May 31, 2014	$17.10	0.06	2.92	0.00	$20.08
Year ended May 31, 2013	$13.17	(0.00)[4]	3.93	0.00	$17.10
Year ended May 31, 2012	$14.36	0.03	(1.11)	(0.11)	$13.17
Year ended May 31, 2011[5]	$11.38	0.11	2.87	0.00	$14.36
Year ended September 30, 2010	$9.84	(0.02)	1.56	0.00	$11.38
Class B
Year ended May 31, 2015	$18.38	(0.08)[6]	1.16	0.00	$19.46
Year ended May 31, 2014	$15.74	(0.05)[6]	2.69	0.00	$18.38
Year ended May 31, 2013	$12.21	(0.10)[6]	3.63	0.00	$15.74
Year ended May 31, 2012	$13.30	(0.08)[6]	(1.01)	0.00	$12.21
Year ended May 31, 2011[5]	$10.59	0.04 [6]	2.67	0.00	$13.30
Year ended September 30, 2010	$9.20	(0.10)[6]	1.49	0.00	$10.59
Class C
Year ended May 31, 2015	$18.27	(0.08)[6]	1.15	0.00	$19.34
Year ended May 31, 2014	$15.68	(0.07)[6]	2.66	0.00	$18.27
Year ended May 31, 2013	$12.16	(0.10)[6]	3.62	0.00	$15.68
Year ended May 31, 2012	$13.30	(0.08)[6]	(1.02)	(0.04)	$12.16
Year ended May 31, 2011[5]	$10.59	0.02 [6]	2.69	0.00	$13.30
Year ended September 30, 2010	$9.20	(0.09)[6]	1.48	0.00	$10.59
Administrator Class
Year ended May 31, 2015	$20.49	0.11	1.30	0.00	$21.90
Year ended May 31, 2014	$17.42	0.12	2.95	0.00	$20.49
Year ended May 31, 2013	$13.39	0.03 [6]	4.01	(0.01)	$17.42
Year ended May 31, 2012	$14.60	0.06	(1.13)	(0.14)	$13.39
Year ended May 31, 2011[5]	$11.55	0.12 [6]	2.93	0.00	$14.60
Year ended September 30, 2010	$9.94	(0.02)	1.63	0.00	$11.55
Institutional Class
Year ended May 31, 2015	$20.57	0.14	1.31	0.00	$22.02
Year ended May 31, 2014	$17.45	0.13	2.99	0.00	$20.57
Year ended May 31, 2013	$13.41	0.06 [6]	4.03	(0.05)	$17.45
Year ended May 31, 2012	$14.63	0.11	(1.17)	(0.16)	$13.41
Year ended May 31, 2011[5]	$11.55	0.13 [6]	2.95	0.00	$14.63
Year ended September 30, 2010[7]	$11.26	0.02	0.27	0.00	$11.55

[1]	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Amount is less than $0.005.

[5]	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

[6]	Calculated based upon average shares outstanding

[7]	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	65

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.33%	1.50%	1.40%	6.62%	54%	$26,339
0.33%	1.56%	1.42%	17.43%	47%	$26,517
(0.02)%	1.57%	1.45%	29.84%	57%	$21,652
0.08%	1.50%	1.45%	(7.44)%	60%	$18,605
1.07%	1.49%	1.42%	26.19%	47%	$26,222
(0.21)%	1.65%	1.45%	15.53%	60%	$22,492

(0.44)%	2.24%	2.15%	5.88%	54%	$11
(0.29)%	2.15%	2.02%	16.77%	47%	$58
(0.75)%	2.31%	2.20%	28.91%	57%	$197
(0.67)%	2.25%	2.20%	(8.20)%	60%	$500
0.45%	2.25%	2.17%	25.59%	47%	$1,340
(0.99)%	2.40%	2.20%	14.98%	60%	$2,079

(0.42)%	2.26%	2.15%	5.86%	54%	$2,602
(0.42)%	2.31%	2.17%	16.52%	47%	$2,192
(0.76)%	2.32%	2.20%	28.95%	57%	$1,814
(0.68)%	2.25%	2.20%	(8.20)%	60%	$1,557
0.29%	2.24%	2.17%	25.59%	47%	$2,150
(0.94)%	2.40%	2.20%	14.98%	60%	$1,763

0.52%	1.34%	1.20%	6.88%	54%	$71,034
0.55%	1.39%	1.20%	17.62%	47%	$68,358
0.23%	1.40%	1.20%	30.21%	57%	$60,550
0.32%	1.33%	1.20%	(7.24)%	60%	$60,333
1.34%	1.33%	1.20%	26.41%	47%	$70,022
(0.05)%	1.47%	1.20%	16.20%	60%	$60,081

0.75%	1.07%	1.00%	7.05%	54%	$16,850
0.75%	1.13%	1.00%	17.88%	47%	$11,967
0.40%	1.14%	1.00%	30.54%	57%	$8,185
0.59%	1.05%	1.00%	(7.14)%	60%	$62
1.42%	1.02%	0.96%	26.67%	47%	$16
1.02%	1.15%	1.00%	2.58%	60%	$10

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: the Wells Fargo Advantage C&B Large Cap Value Fund (“C&B Large Cap Value Fund”), the Wells Fargo Advantage Diversified Equity Fund (“Diversified Equity Fund “), the Wells Fargo Advantage Emerging Growth Fund (“Emerging Growth Fund”), the Wells Fargo Advantage Index Fund (“Index Fund” ), the Wells Fargo Advantage International Value Fund (“International Value Fund” ), the Wells Fargo Advantage Small Company Growth Fund (“Small Company Growth Fund”), the Wells Fargo Advantage Small Company Value Fund (“Small Company Value Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund seeks to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios for the year ended May 31, 2015 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2015, the Funds own the following percentages of the affiliated Master Portfolios:

	C&B Large Cap Value Fund	Diversified Equity Fund	Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund
Wells Fargo Advantage C&B Large Cap Value Portfolio	88%	6%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	N/A	51%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Emerging Growth Portfolio	N/A	1%	93%	N/A	N/A	N/A	N/A
Wells Fargo Advantage Index Portfolio	N/A	2%	N/A	96%	N/A	N/A	N/A
Wells Fargo Advantage International Growth Portfolio	N/A	12%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage International Value Portfolio	N/A	4%	N/A	N/A	93%	N/A	N/A
Wells Fargo Advantage Large Company Value Portfolio	N/A	51%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Small Company Growth Portfolio	N/A	1%	N/A	N/A	N/A	98%	N/A
Wells Fargo Advantage Small Company Value Portfolio	N/A	6%	N/A	N/A	N/A	N/A	54%

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolios are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolios, which are included elsewhere in this report.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	67

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each affiliated Master Portfolio. Realized gains or losses in each affiliated Master Portfolio are recorded on the basis of identified cost.

Interest income for each affiliated Master Portfolio is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each affiliated Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed (accumulated) net investment income (loss)	Accumulated net realized gains (losses) on investments
C&B Large Cap Value Fund	$34	$(23,029)	$22,995
Diversified Equity Fund	0	(161,113)	161,113
Emerging Growth Fund	(5,219,712)	5,219,712	0
Index Fund	0	(1,058,732)	1,058,732
International Value Fund	0	(1,017,197)	1,017,197
Small Company Growth Fund	0	1,919,274	(1,919,274)
Small Company Value Fund	0	(111,783)	111,783

68	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

At May 31, 2015, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	2016	2017	2018	2019
C&B Large Cap Value Fund	$0	$0	$0	$2,818,684
International Value Fund	0	0	31,783,032	4,561,591
Small Company Growth Fund	273,409	273,409	0	0
Small Company Value Fund	0	550,192	80,412,918	0

At May 31, 2015, qualified late-year ordinary losses which will be recognized on the first day of the following fiscal year were as follows:

Late-year ordinary loss
Emerging Growth Fund	$3,804,464
Small Company Growth Fund	977,160

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2015, each Fund’s investments in an affiliated Master Portfolio carried at fair value were designated as Level 2 inputs. Further details on the investments of the affiliated Master Portfolios can be found in the Portfolio of Investments or Summary Portfolio of Investments of each affiliated Master Portfolio which is contained elsewhere in this report.

The Funds recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2015, the Funds did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory Fees

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Funds.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	69

For each Fund that invests all of its assets in a single affiliated Master Portfolio, Funds Management does not currently receive an advisory fee. For Diversified Equity Fund which invests in multiple affiliated Master Portfolios, Funds Management is entitled to receive an annual advisory fee for providing such advisory services, including the determination of the asset allocations of its investments in the various affiliated Master Portfolios. Funds Management receives an annual advisory fee starting at 0.25% and declining to 0.19% as the average daily net assets of Diversified Equity Fund increase. For the year ended May 31, 2015, the advisory fee for Diversified Equity Fund was equivalent to an annual rate of 0.25% of its average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Expiration date	Class A	Class B	Class C	Class R6	Administrator Class	Institutional Class	Investor Class
C&B Large Cap Value Fund	September 30, 2015	1.15%	1.90%	1.90%	N/A	0.95%	0.70%	1.20%
Diversified Equity Fund	September 30, 2015	1.25	2.00	2.00	N/A	1.00	N/A	N/A
Emerging Growth Fund	September 30, 2015	1.37	N/A	2.12	N/A	1.20	0.90	1.40	[1]
Index Fund	September 30, 2015	0.56	1.31	1.31	N/A	0.25	N/A	0.45
International Value Fund	September 30, 2015	1.50	2.25	2.25	N/A	1.25	1.05	N/A
Small Company Growth Fund	September 30, 2016	1.40	2.15	2.15	0.90%	1.20	0.95	N/A
Small Company Value Fund	September 30, 2015	1.40	2.15	2.15	N/A	1.20	1.00	N/A

[1]	Prior to October 1, 2014, the expense cap for Investor Class of Emerging Growth Fund was 1.43%

After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended May 31, 2015, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges.

70	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

	Front-end sales charges Class A	Contingent deferred sales charges
		Class B	Class C
C&B Large Cap Value Fund	$2,185	$0	$120
Diversified Equity Fund	6,067	0	25
Emerging Growth Fund	1,644	N/A	0
Index Fund	13,452	13	42
International Value Fund	1,703	0	0
Small Company Growth Fund	31,943	0	267
Small Company Value Fund	389	0	0

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class of the Index Fund is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended May 31, 2015 were as follows:

	Purchases at cost*	Sales proceeds*
C&B Large Cap Value Fund	$95,101,860	$99,627,824
Diversified Equity Fund	99,799,855	128,528,952
Emerging Growth Fund	572,863,185	741,748,680
Index Fund	96,062,622	444,304,788
International Value Fund	119,143,032	80,803,694
Small Company Growth Fund	563,320,173	281,804,746
Small Company Value Fund	58,755,332	63,858,549

*	The Funds seek to achieve their investment objective by investing all of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

6. BANK BORROWINGS

The Trust (excluding Diversified Equity Fund, the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement. Diversified Equity Fund and certain other funds in the Trust are parties to a $25,000,000 revolving credit agreement. Under each agreement, the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under each credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, the applicable Funds pay an annual commitment fee equal to 0.10% under the $150,000,000 credit agreement and an annual commitment fee equal to 0.15% under the $25,000,000 credit agreement. The annual commitment fee applied on the unused balance for each credit agreement is allocated to each participating fund. For the year ended May 31, 2015, the Funds paid the following amounts in commitment fees:

Commitment fee
C&B Large Cap Value Fund	$415
Diversified Equity Fund	750
Emerging Growth Fund	1,528
Index Fund	3,954
International Value Fund	843
Small Company Growth Fund	765
Small Company Value Fund	201

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	71

During the year ended May 31, 2015, Index Fund had average borrowings outstanding of $57,857 at an average rate of 1.40% and paid interest in the amount of $810.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014, were as follows:

	Ordinary income		Long-term capital gain
	2015	2014	2015	2014
C&B Large Cap Value Fund	$2,705,060	$3,192,138	$0	$0
Diversified Equity Fund	7,274,890	14,038,401	22,085,629	24,155,610
Emerging Growth Fund	10,973,787	0	63,398,565	74,269,501
Index Fund	51,868,400	47,553,522	24,603,892	62,613,058
International Value Fund	12,049,863	9,253,476	0	0
Small Company Growth Fund	1,846,056	7,473,758	18,657,537	5,686,971

As of May 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
C&B Large Cap Value Fund	$1,073,490	$0	$67,600,719	$0	$(2,818,684)
Diversified Equity Fund	1,537,363	16,533,013	64,509,063	0	0
Emerging Growth Fund	0	67,632,802	325,229,071	(3,804,464)	0
Index Fund	18,446,622	93,741,385	1,463,860,990	0	0
International Value Fund	6,377,960	0	14,029,309	0	(36,344,623)
Small Company Growth Fund	0	7,354,717	86,917,092	(977,160)	(546,818)
Small Company Value Fund	431,114	0	16,341,304	0	(80,963,110)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through their investments in affiliated Master Portfolio(s), Funds that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

72	Wells Fargo Advantage Equity Gateway Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, and Wells Fargo Advantage Small Company Value Fund (the “Funds”), seven of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, the period from October 1, 2010 through May 31, 2011, and for the year ended September 30, 2010 (except for the Wells Fargo Advantage Index Fund, which is for each of the years in the four-year period then ended, the period from August 1, 2010 through May 31, 2011, and for the year ended July 31, 2010). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2015 by correspondence with the transfer agent or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the Wells Fargo Funds Trust as of May 31, 2015, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, the period from October 1, 2010 through May 31, 2011, and for the year ended September 30, 2010 (except for the Wells Fargo Advantage Index Fund which is for each of the years in the four-year period then ended, for the period August 1, 2010 through May 31, 2011, and for the year ended July 31, 2010), in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2015

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	73

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.10%

Consumer Discretionary: 13.68%

Hotels, Restaurants & Leisure: 4.03%
Carnival Corporation	207,700	$9,622,741
McDonald’s Corporation	40,800	3,913,944

		13,536,685

Media: 5.78%
Omnicom Group Incorporated	135,600	10,106,268
Twenty-First Century Fox Incorporated Class A	276,400	9,287,040

		19,393,308

Multiline Retail: 1.25%
Kohl’s Corporation	64,200	4,204,458

Textiles, Apparel & Luxury Goods: 2.62%
Gildan Activewear Incorporated	277,200	8,776,152

Consumer Staples: 8.23%

Beverages: 1.40%
Diageo plc ADR	42,500	4,715,800

Food Products: 1.35%
Unilever NV ADR	105,900	4,521,930

Household Products: 2.93%
Colgate-Palmolive Company	51,100	3,412,969
The Procter & Gamble Company	81,700	6,404,463

		9,817,432

Tobacco: 2.55%
Philip Morris International	102,900	8,547,903

Energy: 8.39%

Oil, Gas & Consumable Fuels: 8.39%
Chevron Corporation	62,840	6,472,520
Devon Energy Corporation	96,600	6,300,252
Exxon Mobil Corporation	88,350	7,527,420
Noble Energy Incorporated	64,800	2,836,944
World Fuel Services Corporation	100,300	5,018,009

		28,155,145

Financials: 27.75%

Banks: 8.57%
Bank of America Corporation	500,300	8,254,950
JPMorgan Chase & Company	174,800	11,498,344
PNC Financial Services Group Incorporated	94,100	9,004,429

		28,757,723

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Capital Markets: 3.79%
State Street Corporation	163,200	$12,718,176

Consumer Finance: 2.50%
American Express Company	105,100	8,378,572

Diversified Financial Services: 2.42%
Berkshire Hathaway Incorporated Class B †	56,800	8,122,400

Insurance: 10.47%
FNF Group	242,400	9,201,504
RenaissanceRe Holdings Limited	102,000	10,415,220
The Progressive Corporation	379,500	10,375,530
Willis Group Holdings plc	108,500	5,149,410

		35,141,664

Health Care: 15.81%

Health Care Equipment & Supplies: 4.56%
Baxter International Incorporated	104,100	6,934,101
Becton Dickinson & Company	59,500	8,360,345

		15,294,446

Health Care Providers & Services: 8.31%
Cardinal Health Incorporated	87,000	7,670,790
Laboratory Corporation of America Holdings †	89,100	10,509,345
UnitedHealth Group Incorporated	80,700	9,700,947

		27,881,082

Pharmaceuticals: 2.94%
Johnson & Johnson	98,600	9,873,804

Industrials: 13.10%

Air Freight & Logistics: 3.00%
United Parcel Service Incorporated Class B	101,600	10,080,752

Electrical Equipment: 1.90%
Eaton Corporation plc	89,100	6,378,669

Industrial Conglomerates: 2.04%
3M Company	43,000	6,840,440

Machinery: 4.53%
Donaldson Company Incorporated	169,400	6,040,804
Parker Hannifin Corporation	76,100	9,164,723

		15,205,527

Trading Companies & Distributors: 1.63%
WESCO International Incorporated †	75,900	5,454,174

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	75

C&B LARGE CAP VALUE PORTFOLIO

Security name		Shares	Value

Information Technology: 5.22%

Communications Equipment: 2.38%
QUALCOMM Incorporated		114,400	$7,971,392

IT Services: 2.84%
Fiserv Incorporated †		64,000	5,129,600
Western Union Company		200,400	4,398,780

			9,528,380

Materials: 3.92%

Containers & Packaging: 3.92%
Ball Corporation		51,000	3,620,490
Crown Holdings Incorporated †		172,400	9,531,996

			13,152,486

Total Common Stocks (Cost $236,006,345)			322,448,500

	Yield
Short-Term Investments: 3.82%

Investment Companies: 3.82%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11%	12,804,474	12,804,474

Total Short-Term Investments (Cost $12,804,474)			12,804,474

Total investments in securities (Cost $248,810,819) *	99.92%	335,252,974
Other assets and liabilities, net	0.08	281,830

Total net assets	100.00%	$335,534,804

†	Non-income-earning security

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $257,637,814 and unrealized gains (losses) consists of:

Gross unrealized gains	$87,636,133
Gross unrealized losses	(10,020,973)

Net unrealized gains	$77,615,160

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.72%

Consumer Discretionary: 23.95%

Auto Components: 1.25%
BorgWarner Incorporated	2,810	$169,022
Delphi Automotive plc	15,740	1,369,065

		1,538,087

Distributors: 0.51%
LKQ Corporation †	21,880	625,112

Hotels, Restaurants & Leisure: 4.34%
Chipotle Mexican Grill Incorporated †	2,900	1,785,008
Hilton Worldwide Holdings Incorporated †	36,999	1,071,491
Marriott International Incorporated Class A	7,740	603,643
Starbucks Corporation	32,628	1,695,351
Wynn Resorts Limited	1,910	192,318

		5,347,811

Internet & Catalog Retail: 3.10%
Amazon.com Incorporated †	6,510	2,794,287
Netflix Incorporated †	430	268,346
The Priceline Group Incorporated †	650	761,826

		3,824,459

Media: 3.72%
CBS Corporation Class B	7,530	464,752
Charter Communication Incorporated Class A «†	690	123,524
Comcast Corporation Class A	7,450	435,527
Liberty Global plc Class C †	22,790	1,224,963
The Walt Disney Company	13,570	1,497,721
Time Warner Incorporated	10,040	848,179

		4,594,666

Multiline Retail: 2.17%
Dollar General Corporation	1,500	108,885
Dollar Tree Incorporated †	26,960	2,021,730
Nordstrom Incorporated	7,560	549,158

		2,679,773

Specialty Retail: 5.15%
CarMax Incorporated †	22,100	1,569,984
O’Reilly Automotive Incorporated †	3,350	735,426
The Home Depot Incorporated	12,010	1,338,154
The TJX Companies Incorporated	17,600	1,133,088
Tractor Supply Company	18,100	1,577,234

		6,353,886

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	77

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Textiles, Apparel & Luxury Goods: 3.71%
HanesBrands Incorporated	2,450	$78,057
Nike Incorporated Class B	23,010	2,339,427
Under Armour Incorporated Class A †	15,790	1,238,094
VF Corporation	13,060	919,816

		4,575,394

Consumer Staples: 4.07%

Beverages: 1.08%
Constellation Brands Incorporated Class A	8,060	950,193
The Coca-Cola Company	9,480	388,301

		1,338,494

Food & Staples Retailing: 1.92%
Costco Wholesale Corporation	8,860	1,263,347
CVS Health Corporation	4,020	411,568
Sprouts Farmers Market Incorporated †	19,158	574,548
Whole Foods Market Incorporated	2,960	122,070

		2,371,533

Household Products: 0.38%
Colgate-Palmolive Company	6,940	463,523

Personal Products: 0.69%
The Estee Lauder Companies Incorporated Class A	9,690	847,197

Energy: 3.49%

Energy Equipment & Services: 0.64%
Schlumberger Limited	8,690	788,791

Oil, Gas & Consumable Fuels: 2.85%
Concho Resources Incorporated †	12,250	1,473,675
EOG Resources Incorporated	4,770	423,051
Pioneer Natural Resources Company	10,925	1,615,043

		3,511,769

Financials: 5.98%

Capital Markets: 2.56%
Affiliated Managers Group Incorporated †	3,810	852,145
Ameriprise Financial Incorporated	6,080	757,507
TD Ameritrade Holding Corporation	41,630	1,546,555

		3,156,207

Consumer Finance: 1.18%
American Express Company	6,660	530,935
Discover Financial Services	15,970	930,572

		1,461,507

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Diversified Financial Services: 1.79%
Intercontinental Exchange Incorporated	4,140	$980,269
McGraw Hill Financial Incorporated	11,830	1,227,363

		2,207,632

REITs: 0.45%
American Tower Corporation	5,970	553,956

Health Care: 18.11%

Biotechnology: 9.04%
Alexion Pharmaceuticals Incorporated †	13,970	2,288,845
Biogen Incorporated †	6,480	2,572,495
BioMarin Pharmaceutical Incorporated †	860	107,990
Celgene Corporation †	18,610	2,129,728
Gilead Sciences Incorporated †	15,199	1,706,392
Incyte Corporation †	1,650	181,748
Medivation Incorporated †	2,820	372,381
Regeneron Pharmaceuticals Incorporated †	3,500	1,793,960

		11,153,539

Health Care Equipment & Supplies: 0.96%
Intuitive Surgical Incorporated †	640	312,160
Medtronic plc	11,425	871,956

		1,184,116

Health Care Providers & Services: 2.26%
AmerisourceBergen Corporation	10,633	1,196,850
Envision Healthcare Holdings Incorporated †	8,937	330,222
McKesson Corporation	5,320	1,262,064

		2,789,136

Health Care Technology: 1.07%
Cerner Corporation †	18,130	1,219,968
Inovalon Holdings Incorporated «†	3,551	94,386

		1,314,354

Life Sciences Tools & Services: 0.69%
Mettler-Toledo International Incorporated †	1,310	425,331
Quintiles Transnational Holdings Incorporated †	6,124	426,904

		852,235

Pharmaceuticals: 4.09%
Actavis plc †	3,406	1,044,995
Endo International plc †	9,990	836,762
Mylan NV †	1,970	143,081
Perrigo Company plc	6,100	1,160,830
Shire plc ADR	3,550	923,533
Zoetis Incorporated	18,721	931,744

		5,040,945

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	79

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Industrials: 8.83%

Aerospace & Defense: 1.28%
The Boeing Company	5,790	$813,611
United Technologies Corporation	6,490	760,433

		1,574,044

Air Freight & Logistics: 0.40%
United Parcel Service Incorporated Class B	4,990	495,108

Airlines: 0.94%
Delta Air Lines Incorporated	11,360	487,571
Southwest Airlines Company	18,110	670,976

		1,158,547

Commercial Services & Supplies: 0.13%
Tyco International plc	3,980	160,633

Electrical Equipment: 0.20%
Rockwell Automation Incorporated	2,040	250,696

Industrial Conglomerates: 0.96%
3M Company	3,740	594,959
Danaher Corporation	6,810	587,839

		1,182,798

Road & Rail: 4.39%
Canadian Pacific Railway Limited	2,780	457,894
CSX Corporation	12,550	427,704
Kansas City Southern	8,330	753,865
Norfolk Southern Corporation	7,460	686,320
Union Pacific Corporation	30,590	3,086,837

		5,412,620

Trading Companies & Distributors: 0.53%
W.W. Grainger Incorporated	2,700	648,891

Information Technology: 29.74%

Communications Equipment: 1.57%
Cisco Systems Incorporated	11,900	348,789
F5 Networks Incorporated †	880	110,607
Palo Alto Networks Incorporated †	3,562	603,723
QUALCOMM Incorporated	12,531	873,160

		1,936,279

Electronic Equipment, Instruments & Components: 0.73%
TE Connectivity Limited	13,000	897,000

Internet Software & Services: 8.44%
Akamai Technologies Incorporated †	27,430	2,092,086
Facebook Incorporated Class A †	45,140	3,574,637

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Internet Software & Services (continued)
Google Incorporated Class A †	5,004	$2,728,781
Google Incorporated Class C †	3,784	2,013,504

		10,409,008

IT Services: 6.05%
Accenture plc	8,350	801,934
Alliance Data Systems Corporation †	5,540	1,651,086
Cognizant Technology Solutions Corporation Class A †	650	42,068
MasterCard Incorporated Class A	20,390	1,881,181
Visa Incorporated Class A	44,880	3,082,358

		7,458,627

Semiconductors & Semiconductor Equipment: 2.89%
ARM Holdings plc ADR	17,270	919,973
Broadcom Corporation Class A	2,950	167,708
Microchip Technology Incorporated «	32,290	1,586,408
Micron Technology Incorporated †	5,182	144,733
Texas Instruments Incorporated	13,370	747,650

		3,566,472

Software: 5.01%
Adobe Systems Incorporated †	8,290	655,656
Microsoft Corporation	30,340	1,421,732
Salesforce.com Incorporated †	16,884	1,228,311
ServiceNow Incorporated †	18,280	1,400,431
Splunk Incorporated †	8,330	563,275
Tableau Software Incorporated Class A †	1,520	172,079
VMware Incorporated †	2,130	185,992
Workday Incorporated Class A †	7,000	552,440

		6,179,916

Technology Hardware, Storage & Peripherals: 5.05%
Apple Incorporated	45,587	5,939,074
Western Digital Corporation	3,010	293,054

		6,232,128

Materials: 3.13%

Chemicals: 3.13%
Airgas Incorporated	1,360	138,635
Axalta Coating Systems Limited †	26,110	894,268
Ecolab Incorporated	8,270	948,156
Monsanto Company	4,660	545,127
Praxair Incorporated	10,900	1,339,174

		3,865,360

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	81

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name		Shares	Value

Telecommunication Services: 1.42%

Diversified Telecommunication Services: 0.75%
Level 3 Communications Incorporated †		16,630	$922,632

Wireless Telecommunication Services: 0.67%
SBA Communications Corporation Class A †		7,433	831,084

Total Common Stocks (Cost $77,463,616)			121,755,965

	Yield
Short-Term Investments: 1.95%

Investment Companies: 1.95%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	1,367,050	1,367,050
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	1,036,009	1,036,009

Total Short-Term Investments (Cost $2,403,059)			2,403,059

Total investments in securities (Cost $79,866,675) *	100.67%	124,159,024
Other assets and liabilities, net	(0.67)	(829,163)

Total net assets	100.00%	$123,329,861

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $80,137,986 and unrealized gains (losses) consists of:

Gross unrealized gains	$44,710,899
Gross unrealized losses	(689,861)

Net unrealized gains	$44,021,038

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.34%

Consumer Discretionary: 14.75%

Auto Components: 2.50%
Gentherm Incorporated †	426,900	$21,882,894
Motorcar Parts of America Incorporated †	235,172	6,765,898

		28,648,792

Diversified Consumer Services: 1.67%
Grand Canyon Education Incorporated †	358,400	15,307,264
LifeLock Incorporated †	256,800	3,908,496

		19,215,760

Hotels, Restaurants & Leisure: 5.66%
Fiesta Restaurant Group Incorporated †	475,255	22,113,615
Jack in the Box Incorporated	132,700	11,519,687
La Quinta Holdings Incorporated †	496,512	12,343,288
The Habit Restaurants Incorporated Class A «†	287,213	10,089,793
Zoe’s Kitchen Incorporated «†	279,630	8,858,678

		64,925,061

Leisure Products: 0.55%
Performance Sports Group Limited †	321,202	6,321,255

Media: 1.10%
IMAX Corporation †	312,410	12,602,619

Specialty Retail: 1.50%
Boot Barn Holdings Incorporated †	401,779	9,827,514
Five Below Incorporated †	222,097	7,384,725

		17,212,239

Textiles, Apparel & Luxury Goods: 1.77%
G-III Apparel Group Limited †	358,000	20,355,880

Consumer Staples: 0.88%

Food & Staples Retailing: 0.88%
United Natural Foods Incorporated †	150,640	10,103,425

Energy: 4.27%

Oil, Gas & Consumable Fuels: 4.27%
Diamondback Energy Incorporated †	106,957	8,322,324
Matador Resources Company †	322,992	8,895,200
Parsley Energy Incorporated Class A †	492,148	8,607,669
PDC Energy Incorporated †	170,500	10,168,620
RSP Permian Incorporated †	458,188	13,049,194

		49,043,007

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	83

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 6.46%

Capital Markets: 1.32%
Financial Engines Incorporated «	351,130	$15,063,477

Consumer Finance: 1.25%
Portfolio Recovery Associates Incorporated †	252,900	14,354,604

Diversified Financial Services: 3.84%
MarketAxess Holdings Incorporated	498,471	44,089,760

Thrifts & Mortgage Finance: 0.05%
LendingTree Incorporated †	9,800	580,748

Health Care: 34.21%

Biotechnology: 6.13%
Exact Sciences Corporation «†	417,857	11,286,318
Ligand Pharmaceuticals Incorporated †	73,200	6,449,652
PTC Therapeutics Incorporated †	319,600	18,565,564
Repligen Corporation †	374,800	15,276,848
Retrophin Incorporated †	114,355	3,618,192
Spark Therapeutics Incorporated «†	110,749	8,155,556
Ultragenyx Pharmaceutical Incorporated †	81,100	7,055,700

		70,407,830

Health Care Equipment & Supplies: 9.75%
Align Technology Incorporated †	94,200	5,715,114
Cardiovascular Systems Incorporated †	614,574	17,195,781
Cynosure Incorporated Class A †	388,378	13,865,095
DexCom Incorporated †	339,000	24,313,080
Endologix Incorporated †	347,194	5,794,668
Entellus Medical Incorporated †	150,965	3,525,033
NxStage Medical Incorporated †	730,860	11,847,241
Tandem Diabetes Care Incorporated †	467,637	5,644,379
The Spectranetics Corporation «†	965,869	23,982,527

		111,882,918

Health Care Providers & Services: 11.21%
AAC Holdings Incorporated «†	247,581	9,620,998
Acadia Healthcare Company Incorporated †	559,560	41,485,778
Adeptus Health Incorporated Class A †	178,135	12,478,357
Diplomat Pharmacy Incorporated †	284,626	11,000,795
ExamWorks Group Incorporated †	787,728	32,202,321
HealthEquity Incorporated †	427,902	11,343,682
Team Health Holdings Incorporated †	178,900	10,462,072

		128,594,003

Health Care Technology: 0.55%
Medidata Solutions Incorporated †	108,200	6,276,682

Life Sciences Tools & Services: 1.12%
ICON plc ADR †	129,900	8,426,613

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Life Sciences Tools & Services (continued)
INC Research Holdings Incorporated Class A †	128,133	$4,432,120

		12,858,733

Pharmaceuticals: 5.45%
Akorn Incorporated †	455,234	20,895,241
ANI Pharmaceuticals Incorporated «†	130,900	6,594,742
BioDelivery Sciences International Incorporated «†	542,000	4,617,840
Horizon Pharma plc «†	415,297	13,468,082
IGI Laboratories Incorporated «†	580,500	3,773,250
Intersect ENT Incorporated †	482,540	11,455,500
Pernix Therapeutics Holdings Incorporated «†	282,500	1,799,525

		62,604,180

Industrials: 7.01%

Aerospace & Defense: 0.41%
TASER International Incorporated †	150,100	4,740,158

Air Freight & Logistics: 0.97%
XPO Logistics Incorporated «†	227,100	11,164,236

Building Products: 1.03%
Apogee Enterprises Incorporated	134,600	7,232,058
Trex Company Incorporated †	89,400	4,523,640

		11,755,698

Electrical Equipment: 1.05%
Power Solutions International Incorporated «†	217,948	11,987,140

Professional Services: 3.55%
CEB Incorporated	76,046	6,432,731
On Assignment Incorporated †	524,713	19,671,490
Wageworks Incorporated †	342,450	14,684,256

		40,788,477

Information Technology: 30.64%

Communications Equipment: 0.53%
Infinera Corporation †	297,300	6,136,272

Electronic Equipment, Instruments & Components: 0.61%
Cognex Corporation †	138,200	6,974,954

Internet Software & Services: 12.11%
DealerTrack Holdings Incorporated †	395,900	16,509,030
Demandware Incorporated †	336,100	20,932,308
Envestnet Incorporated †	728,492	31,915,235
HomeAway Incorporated †	445,545	12,506,448
Hortonworks Incorporated «†	165,227	4,340,513
Marketo Incorporated †	164,900	4,918,967
MaxPoint Interactive Incorporated †	448,298	4,133,308

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	85

EMERGING GROWTH PORTFOLIO

Security name		Shares	Value

Internet Software & Services (continued)
Q2 Holdings Incorporated †		483,033	$11,452,712
SPS Commerce Incorporated †		497,432	32,343,029

			139,051,550

IT Services: 1.90%
InterXion Holding NV †		339,400	10,416,186
MAXIMUS Incorporated		95,000	6,210,150
WEX Incorporated †		45,321	5,138,948

			21,765,284

Semiconductors & Semiconductor Equipment: 0.65%
Cavium Incorporated †		105,800	7,445,146

Software: 14.84%
Barracuda Networks Incorporated †		171,683	6,754,009
Callidus Software Incorporated †		900,552	12,895,905
Fleetmatics Group plc †		385,220	16,106,048
Guidewire Software Incorporated †		170,601	8,265,618
HubSpot Incorporated †		193,276	9,818,421
MobileIron Incorporated †		751,823	4,525,974
Paycom Software Incorporated †		185,000	6,430,600
Paylocity Holding Corporation †		239,133	8,006,173
Proofpoint Incorporated †		636,840	37,656,349
PROS Holdings Incorporated †		128,422	2,472,124
Qlik Technologies Incorporated †		219,300	7,932,081
Qualys Incorporated †		249,500	10,159,640
Synchronoss Technologies Incorporated †		405,101	17,840,648
Tyler Technologies Incorporated †		94,225	11,446,453
Ultimate Software Group Incorporated †		61,870	10,009,947

			170,319,990

Telecommunication Services: 0.12%

Wireless Telecommunication Services: 0.12%
Ringcentral Incorporated Class A †		82,000	1,401,380

Total Common Stocks (Cost $766,609,747)			1,128,671,258

	Yield
Short-Term Investments: 9.69%

Investment Companies: 9.69%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	98,237,991	98,237,991
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	12,996,968	12,996,968

Total Short-Term Investments (Cost $111,234,959)			111,234,959

Total investments in securities (Cost $877,844,706) *	108.03%	1,239,906,217
Other assets and liabilities, net	(8.03)	(92,138,784)

Total net assets	100.00%	$1,147,767,433

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

EMERGING GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $879,277,682 and unrealized gains (losses) consists of:

Gross unrealized gains	$379,892,596
Gross unrealized losses	(19,264,061)

Net unrealized gains	$360,628,535

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	87

INDEX PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Shares	Value	Percent of net assets

Common Stocks: 97.00%

Consumer Discretionary: 12.10%

Auto Components: 0.42%
Other securities		$11,748,949	0.42%

Automobiles: 0.62%
Other securities		17,265,774	0.62

Distributors: 0.07%
Other securities		1,987,988	0.07

Diversified Consumer Services: 0.05%
Other securities		1,256,794	0.05

Hotels, Restaurants & Leisure: 1.65%
McDonald’s Corporation	138,307	13,267,791	0.48
Other securities		32,569,827	1.17

		45,837,618	1.65

Household Durables: 0.42%
Other securities		11,564,412	0.42

Internet & Catalog Retail: 1.46%
Amazon.com Incorporated †	54,797	23,520,516	0.85
Other securities		16,941,891	0.61

		40,462,407	1.46

Leisure Products: 0.09%
Other securities		2,417,595	0.09

Media: 3.48%
Comcast Corporation Class A	365,664	21,376,717	0.77
The Walt Disney Company	225,005	24,833,802	0.90
Other securities		50,191,335	1.81

		96,401,854	3.48

Multiline Retail: 0.74%
Other securities		20,387,308	0.74

Specialty Retail: 2.27%
The Home Depot Incorporated	189,638	21,129,466	0.76
Other securities		41,795,872	1.51

		62,925,338	2.27

Textiles, Apparel & Luxury Goods: 0.83%
Other securities		23,000,702	0.83

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Advantage Equity Gateway Funds	Summary portfolio of investments—May 31, 2015

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Consumer Staples: 9.19%

Beverages: 2.04%
PepsiCo Incorporated	213,316	$20,570,062	0.74%
The Coca-Cola Company	565,480	23,162,061	0.83
Other securities		12,844,669	0.47

		56,576,792	2.04

Food & Staples Retailing: 2.30%
CVS Health Corporation	161,926	16,577,984	0.60
Wal-Mart Stores Incorporated	227,273	16,879,566	0.61
Other securities		30,254,524	1.09

		63,712,074	2.30

Food Products: 1.62%
Other securities		44,931,323	1.62

Household Products: 1.68%
The Procter & Gamble Company	388,608	30,462,981	1.10
Other securities		15,952,529	0.58

		46,415,510	1.68

Personal Products: 0.10%
Other securities		2,806,416	0.10

Tobacco: 1.45%
Altria Group Incorporated	283,388	14,509,466	0.52
Philip Morris International	222,606	18,491,880	0.67
Other securities		7,158,586	0.26

		40,159,932	1.45

Energy: 7.72%

Energy Equipment & Services: 1.28%
Schlumberger Limited	183,520	16,658,110	0.60
Other securities		18,873,281	0.68

		35,531,391	1.28

Oil, Gas & Consumable Fuels: 6.44%
Chevron Corporation	270,561	27,867,783	1.01
Exxon Mobil Corporation	603,624	51,428,765	1.86
Other securities		99,050,537	3.57

		178,347,085	6.44

Financials: 15.74%

Banks: 5.76%
Bank of America Corporation	1,513,785	24,977,453	0.90
Citigroup Incorporated	436,577	23,610,084	0.85
JPMorgan Chase & Company	536,511	35,291,694	1.27

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	89

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Banks (continued)
Wells Fargo & Company (l)	674,695	$37,755,932	1.36%
Other securities		38,051,838	1.38

		159,687,001	5.76

Capital Markets: 2.23%
Other securities		61,728,409	2.23

Consumer Finance: 0.78%
Other securities		21,551,025	0.78

Diversified Financial Services: 1.97%
Berkshire Hathaway Incorporated Class B †	262,432	37,527,776	1.35
Other securities		16,961,821	0.62

		54,489,597	1.97

Insurance: 2.59%
Other securities		71,701,428	2.59

Real Estate Management & Development: 0.05%
Other securities		1,539,351	0.05

REITs: 2.34%
Other securities		64,739,091	2.34

Thrifts & Mortgage Finance: 0.02%
Other securities		659,047	0.02

Health Care: 14.65%

Biotechnology: 2.97%
Amgen Incorporated	109,202	17,063,905	0.62
Biogen Idec Incorporated †	33,761	13,402,779	0.48
Celgene Corporation †	115,207	13,184,289	0.47
Gilead Sciences Incorporated †	214,328	24,062,605	0.87
Other securities		14,676,682	0.53

		82,390,260	2.97

Health Care Equipment & Supplies: 2.08%
Medtronic plc	205,070	15,650,942	0.56
Other securities		42,102,778	1.52

		57,753,720	2.08

Health Care Providers & Services: 2.78%
UnitedHealth Group Incorporated	137,238	16,497,380	0.60
Other securities		60,466,955	2.18

		76,964,335	2.78

Health Care Technology: 0.11%
Other securities		2,952,416	0.11

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Advantage Equity Gateway Funds	Summary portfolio of investments—May 31, 2015

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Life Sciences Tools & Services: 0.43%
Other securities		$11,846,225	0.43%

Pharmaceuticals: 6.28%
AbbVie Incorporated	247,565	16,485,353	0.59
Actavis plc †	56,191	17,239,961	0.62
Bristol-Myers Squibb Company	239,182	15,451,157	0.56
Johnson & Johnson	400,118	40,067,817	1.45
Merck & Company Incorporated	408,421	24,868,755	0.90
Pfizer Incorporated	881,954	30,647,902	1.10
Other securities		29,285,581	1.06

		174,046,526	6.28

Industrials: 9.87%

Aerospace & Defense : 2.56%
The Boeing Company	94,267	13,246,399	0.48
United Technologies Corporation	118,915	13,933,271	0.50
Other securities		43,806,539	1.58

		70,986,209	2.56

Air Freight & Logistics: 0.69%
Other securities		19,054,844	0.69

Airlines: 0.47%
Other securities		13,068,288	0.47

Building Products: 0.08%
Other securities		2,224,292	0.08

Commercial Services & Supplies: 0.41%
Other securities		11,360,664	0.41

Construction & Engineering: 0.10%
Other securities		2,886,518	0.10

Electrical Equipment: 0.55%
Other securities		15,097,164	0.55

Industrial Conglomerates: 2.32%
3M Company	91,342	14,530,685	0.52
General Electric Company	1,448,359	39,496,750	1.43
Other securities		10,154,007	0.37

		64,181,442	2.32

Machinery: 1.44%
Other securities		39,886,574	1.44

Professional Services: 0.21%
Other securities		5,887,058	0.21

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	91

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Road & Rail: 0.86%
Other securities		$23,861,603	0.86%

Trading Companies & Distributors: 0.18%
Other securities		4,934,561	0.18

Information Technology: 19.54%

Communications Equipment: 1.58%
Cisco Systems Incorporated	734,581	21,530,569	0.78
QUALCOMM Incorporated	237,375	16,540,290	0.59
Other securities		5,777,544	0.21

		43,848,403	1.58

Electronic Equipment, Instruments & Components: 0.40%
Other securities		11,021,878	0.40

Internet Software & Services: 3.20%
Facebook Incorporated Class A †	302,086	23,922,190	0.86
Google Incorporated Class A †	41,093	22,408,835	0.81
Google Incorporated Class C †	41,292	21,971,886	0.79
Other securities		20,199,802	0.74

		88,502,713	3.20

IT Services: 3.31%
International Business Machines Corporation	132,280	22,441,302	0.81
MasterCard Incorporated Class A	140,475	12,960,224	0.47
Visa Incorporated Class A	279,159	19,172,640	0.69
Other securities		37,094,957	1.34

		91,669,123	3.31

Semiconductors & Semiconductor Equipment: 2.46%
Intel Corporation	681,519	23,485,145	0.85
Other securities		44,727,438	1.61

		68,212,583	2.46

Software: 3.73%
Microsoft Corporation	1,180,540	55,320,104	2.00
Oracle Corporation	461,306	20,062,198	0.73
Other securities		27,821,877	1.00

		103,204,179	3.73

Technology Hardware, Storage & Peripherals: 4.86%
Apple Incorporated	838,192	109,199,654	3.94
Other securities		25,537,306	0.92

		134,736,960	4.86

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Advantage Equity Gateway Funds	Summary portfolio of investments—May 31, 2015

INDEX PORTFOLIO

Security name		Shares	Value	Percent of net assets

Materials: 3.10%

Chemicals: 2.33%
Other securities			$64,488,393	2.33%

Construction Materials : 0.11%
Other securities			3,035,311	0.11

Containers & Packaging: 0.20%
Other securities			5,464,541	0.20

Metals & Mining: 0.35%
Other securities			9,774,018	0.35

Paper & Forest Products: 0.11%
Other securities			3,153,752	0.11

Telecommunication Services: 2.21%

Diversified Telecommunication Services: 2.21%
AT&T Incorporated		746,875	25,797,063	0.93
Verizon Communications Incorporated		597,971	29,563,686	1.07
Other securities			5,742,242	0.21

			61,102,991	2.21

Utilities: 2.88%

Electric Utilities: 1.63%
Other securities			45,130,024	1.63

Gas Utilities: 0.03%
Other securities			867,321	0.03

Independent Power & Renewable Electricity Producers: 0.09%
Other securities			2,560,549	0.09

Multi-Utilities: 1.13%
Other securities			31,233,583	1.13

Total Common Stocks (Cost $1,305,178,044)			2,687,221,232	97.00

	Yield
Short-Term Investments: 1.35%

Investment Companies: 1.26%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	6,011,425	6,011,425	0.22
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	28,916,139	28,916,139	1.04

			34,927,564	1.26

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	93

INDEX PORTFOLIO

Security name	Yield	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities: 0.09%
U.S. Treasury Bill (z)#	0.01%	7-9-2015	$2,060,000	$2,060,000	0.08%
U.S. Treasury Bill (z)#	0.02	7-23-2015	225,000	224,998	0.01

				2,284,998	0.09

Total Short-Term Investments (Cost $37,212,528)				37,212,562	1.35

Total investments in securities (Cost $1,342,390,572) *				2,724,433,794	98.35%
Other assets and liabilities, net				45,810,140	1.65

Total net assets				$2,770,243,934	100.00%

†	Non-income-earning security

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,419,575,004 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,403,182,989
Gross unrealized losses	(98,324,199)

Net unrealized gains	$1,304,858,790

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 94.40%

Belgium: 3.45%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	25,736	$3,093,697
Telenet Group Holding NV (Consumer Discretionary, Media) †	21,341	1,159,753
UCB SA (Health Care, Pharmaceuticals)	16,808	1,201,761

		5,455,211

Brazil: 0.15%
Ambev SA ADR (Consumer Staples, Beverages)	42,189	242,587

China: 10.34%
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	11,473	1,024,768
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	37,736	7,449,086
China Cinda Asset Management Company Limited H Shares (Financials, Capital Markets) †	2,596,096	1,643,978
JD.com Incorporated ADR (Consumer Discretionary, Internet & Catalog Retail) †	4,822	162,405
Ping An Insurance (Group) Company of China Limited H Shares (Financials, Insurance)	152,364	2,242,135
Tencent Holdings Limited (Information Technology, Internet Software & Services)	192,200	3,859,542

		16,381,914

France: 5.40%
L’Oreal SA (Consumer Staples, Personal Products)	6,427	1,213,756
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,930	1,234,159
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	62,530	986,197
Pernod-Ricard SA (Consumer Staples, Beverages)	9,721	1,201,648
Schneider Electric SE (Industrials, Electrical Equipment)	21,831	1,649,137
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	61,949	2,259,902

		8,544,799

Germany: 10.24%
Allianz AG (Financials, Insurance)	8,488	1,330,768
Bayer AG (Health Care, Pharmaceuticals) «	43,474	6,166,589
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	16,941	1,873,655
Beiersdorf AG (Consumer Staples, Personal Products)	22,204	2,009,948
Deutsche Post AG (Industrials, Air Freight & Logistics)	40,579	1,223,167
Linde AG (Materials, Chemicals)	18,819	3,613,959

		16,218,086

Hong Kong: 4.65%
AIA Group Limited (Financials, Insurance)	915,000	6,024,356
Beijing Enterprises Holdings Limited (Industrials, Industrial Conglomerates)	153,500	1,343,235

		7,367,591

India: 1.65%
Adani Enterprises Limited (Industrials, Trading Companies & Distributors)	22,307	246,694
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	92,342	1,787,162
Infosys Limited ADR (Information Technology, IT Services) «	17,886	570,027

		2,603,883

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	95

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Italy: 1.30%
Mediaset SpA (Consumer Discretionary, Media) †	198,089	$954,223
Telecom Italia SpA (Telecommunication Services, Diversified Telecommunication Services) †	902,748	1,106,501

		2,060,724

Japan: 8.97%
Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	525,000	2,537,969
NGK Insulators Limited (Industrials, Machinery)	108,000	2,688,797
Olympus Corporation (Health Care, Health Care Equipment & Supplies)	104,900	3,587,806
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	800	87,661
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	12,600	575,611
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	68,200	4,727,815

		14,205,659

Mexico: 3.19%
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	133,407	5,049,455

Netherlands: 3.14%
ASML Holdings NV (Information Technology, Semiconductors & Semiconductor Equipment)	44,545	4,977,994

South Korea: 0.01%
Orion Corporation (Consumer Staples, Food Products)	18	20,302

Spain: 0.89%
Grifols SA (Health Care, Biotechnology)	19,909	793,956
Grifols SA ADR (Health Care, Biotechnology)	19,557	621,913

		1,415,869

Sweden: 1.90%
Autoliv Incorporated SDR (Consumer Discretionary, Auto Components)	12,700	1,599,695
Swedbank AB Class A (Financials, Banks)	60,216	1,412,444

		3,012,139

Switzerland: 12.69%
Actelion Limited (Health Care, Biotechnology)	16,796	2,348,241
Adecco SA (Industrials, Professional Services)	23,321	1,853,571
Nestle SA (Consumer Staples, Food Products)	54,447	4,223,213
Novartis AG (Health Care, Pharmaceuticals)	16,097	1,652,775
Roche Holding AG (Health Care, Pharmaceuticals)	12,115	3,560,316
Syngenta AG (Materials, Chemicals)	8,147	3,688,406
Zurich Insurance Group AG (Financials, Insurance)	8,712	2,779,942

		20,106,464

United Kingdom: 20.29%
Babcock International Group plc (Industrials, Commercial Services & Supplies)	50,483	868,030
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	202,240	1,380,766
Carnival plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	9,938	481,043
Croda International plc (Materials, Chemicals)	50,292	2,248,339
Delphi Automotive plc (Consumer Discretionary, Auto Components)	27,525	2,394,125
Diageo plc (Consumer Staples, Beverages)	1,639	45,479

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL GROWTH PORTFOLIO

Security name			Shares	Value

United Kingdom (continued)
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)			35,127	$1,471,591
International Consolidated Airlines Group SA (Industrials, Airlines) †			247,161	2,092,795
Johnson Matthey plc (Materials, Chemicals)			74,266	3,971,650
Liberty Global plc Class A (Consumer Discretionary, Media) †			52,403	3,014,745
Liberty Global plc Class C (Consumer Discretionary, Media) †			86,526	4,650,773
Lloyds Banking Group plc (Financials, Banks)			1,569,034	2,104,822
Prudential plc (Financials, Insurance)			75,313	1,872,813
SABMiller plc (Consumer Staples, Beverages)			53,962	2,881,695
WPP plc (Consumer Discretionary, Media)			113,308	2,666,971

				32,145,637

United States: 6.14%
Cognizant Technology Solutions Corporation Class A (Information Technology, IT Services) †			37,015	2,395,611
Medtronic plc (Health Care, Health Care Equipment & Supplies)			72,841	5,559,225
Royal Caribbean Cruises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)			4,529	344,113
Schlumberger Limited (Energy, Energy Equipment & Services)			8,012	727,249
WABCO Holdings Incorporated (Industrials, Machinery) †			5,514	697,080

				9,723,278

Total Common Stocks (Cost $114,655,636)				149,531,592

		Expiration date

Participation Notes: 0.93%

Ireland: 0.93%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines)		11-17-2016	115,900	1,469,561

Total Participation Notes (Cost $969,118)				1,469,561

	Dividend yield

Preferred Stocks: 3.22%

Germany: 3.22%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.17%		11,296	1,351,677
Porsche Automobil Holding SE (Consumer Discretionary, Automobiles) ±	2.59		26,001	2,296,546
Volkswagen AG (Consumer Discretionary, Automobiles) ±	2.27		5,988	1,453,435

Total Preferred Stocks (Cost $4,590,805)				5,101,658

	Yield
Short-Term Investments: 5.63%

Investment Companies: 5.63%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12		6,801,751	6,801,751
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11		2,125,600	2,125,600

Total Short-Term Investments (Cost $8,927,351)				8,927,351

Total investments in securities (Cost $129,142,910) *	104.18%	165,030,162
Other assets and liabilities, net	(4.18)	(6,625,833)

Total net assets	100.00%	$158,404,329

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	97

INTERNATIONAL GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $129,461,383 and unrealized gains (losses) consists of:

Gross unrealized gains	$36,881,600
Gross unrealized losses	(1,312,821)

Net unrealized gains	$35,568,779

The following table shows the percent of total long-term investments by sector as of May 31, 2015:

Consumer Discretionary	23.20%
Health Care	16.39
Financials	13.95
Information Technology	12.99
Industrials	11.68
Consumer Staples	10.43
Materials	8.66
Telecommunication Services	2.23
Energy	0.47

100.00%

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.50%

Australia: 5.32%
AGL Energy Limited (Utilities, Multi-Utilities)	131,500	$1,631,737
Arrium Limited (Materials, Metals & Mining)	3,063,400	409,871
Bendigo Bank Limited (Financials, Banks)	272,500	2,560,497
Boart Longyear Group Limited (Industrials, Construction & Engineering) †	199,991	25,229
Cabcharge Australia Limited (Industrials, Commercial Services & Supplies) «	207,386	783,271
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	475,400	2,500,653
Downer EDI Limited (Industrials, Commercial Services & Supplies)	518,900	2,043,134
Fortescue Metals Group Limited (Materials, Metals & Mining) «	394,700	730,278
Independence Group NL (Materials, Metals & Mining) «	404,400	1,499,542
Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	350,500	4,464,460
Mcmillan Shakespeare Limited (Industrials, Professional Services)	158,800	1,589,264
Metcash Limited (Consumer Staples, Food & Staples Retailing) «	785,500	828,765
Mincor Resources NL (Materials, Metals & Mining) (i)	570,994	277,211
Mineral Resources Limited (Materials, Metals & Mining) «	144,300	841,776
Myer Holdings Limited (Consumer Discretionary, Multiline Retail) «	1,059,500	1,215,061
Panoramic Resources Limited (Materials, Metals & Mining)	368,800	149,442
Primary Health Care Limited (Health Care, Health Care Providers & Services)	339,000	1,384,034
Qantas Airways Limited (Industrials, Airlines) †	617,700	1,662,364
Rio Tinto Limited (Materials, Metals & Mining)	58,300	2,594,164
Seven Network Limited (Industrials, Trading Companies & Distributors)	165,800	967,197
United Construction Group Limited (Industrials, Construction & Engineering) «	152,800	271,030

		28,428,980

Austria: 1.15%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	41,100	1,166,872
Raiffeisen Bank International AG (Financials, Banks) «	81,200	1,248,548
RHI AG (Materials, Construction Materials) «	64,721	1,752,198
Voestalpine AG (Materials, Metals & Mining)	47,700	1,983,968

		6,151,586

Belgium: 0.66%
Delhaize Group SA (Consumer Staples, Food & Staples Retailing)	39,400	3,516,366

Brazil: 1.18%
Banco do Brasil SA (Financials, Banks)	196,000	1,398,814
Companhia de Saneamento Basico do Estado de Sao Paulo SA (Utilities, Water Utilities)	253,200	1,474,080
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	72,400	358,103
JBS SA (Consumer Staples, Food Products)	625,700	3,063,403

		6,294,400

Canada: 2.53%
Magna International Incorporated Class A (Consumer Discretionary, Auto Components) «	131,600	7,563,085
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	120,200	3,322,028
WestJet Airlines Limited (Industrials, Airlines)	120,000	2,603,409

		13,488,522

China: 3.31%
China BlueChemical Limited H Shares (Materials, Chemicals)	1,984,000	887,902

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	99

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

China (continued)
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	2,836,000	$1,554,494
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	4,152,000	3,657,395
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	1,747,500	3,222,901
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	1,730,000	2,829,171
PICC Property & Casualty Company Limited (Financials, Insurance)	1,225,000	2,809,064
Shanghai Pharmaceuticals Holding Company Limited (Health Care, Pharmaceuticals)	823,400	2,729,215

		17,690,142

Czech Republic: 0.27%
CEZ AS (Utilities, Electric Utilities)	57,500	1,431,939

Denmark: 0.24%
Sydbank AG (Financials, Banks)	32,644	1,265,344

Finland: 0.35%
TietoEnator Oyj (Information Technology, IT Services)	82,700	1,892,885

France: 8.37%
Alstom SA (Industrials, Machinery) †	83,800	2,623,530
AXA SA (Financials, Insurance)	132,200	3,327,150
BNP Paribas SA (Financials, Banks)	49,100	2,962,184
Compagnie Generale des Etablissements Michelin SCA Class B (Consumer Discretionary, Auto Components) «	24,000	2,571,867
Credit Agricole SA (Financials, Banks) «	219,328	3,274,872
Electricite de France SA (Utilities, Electric Utilities) «	148,600	3,652,581
Renault SA (Consumer Discretionary, Automobiles)	40,500	4,204,803
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	82,900	8,117,025
SCOR SE (Financials, Insurance)	109,700	3,759,086
Societe Generale SA (Financials, Banks) «	39,000	1,821,503
Thales SA (Industrials, Aerospace & Defense) «	59,100	3,676,476
Total SA (Energy, Oil, Gas & Consumable Fuels) «	93,700	4,731,320

		44,722,397

Germany: 7.83%
Allianz AG (Financials, Insurance)	35,700	5,597,129
BASF SE (Materials, Chemicals)	46,500	4,300,174
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	31,200	3,450,683
Daimler AG (Consumer Discretionary, Automobiles)	75,700	7,090,291
Deutsche Bank AG (Financials, Capital Markets)	130,100	3,917,297
E.ON SE (Utilities, Multi-Utilities) «	87,200	1,280,468
Hannover Rueckversicherung AG (Financials, Insurance)	31,000	3,011,484
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	19,700	3,634,934
Norddeutsche Affinerie AG (Materials, Metals & Mining)	25,900	1,607,766
Stada Arzneimittel AG (Health Care, Pharmaceuticals)	43,300	1,502,544
Volkswagen AG (Consumer Discretionary, Automobiles)	22,600	5,448,337
Wincor Nixdorf AG (Information Technology, Technology Hardware, Storage & Peripherals)	26,600	992,134

		41,833,241

Hong Kong: 2.67%
China Resources Cement Holdings Limited (Materials, Construction Materials)	3,186,000	1,960,009

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Hong Kong (continued)
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,204,000	$1,119,958
Shenzhen International Holdings Limited (Industrials, Transportation Infrastructure)	1,012,500	1,804,666
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	3,680,000	3,516,898
TCL Communication Technology Holdings Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,586,000	1,697,755
Wheelock & Company Limited (Financials, Real Estate Management & Development)	379,000	2,043,193
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	611,500	2,101,781

		14,244,260

Hungary: 0.15%
Richter Gedeon (Health Care, Pharmaceuticals)	50,300	821,944

India: 1.04%
Gail Limited (Utilities, Gas Utilities)	28,100	1,045,320
Tata Motors Limited ADR (Consumer Discretionary, Automobiles)	83,800	3,209,540
Tata Steel Limited GDR (Industrials, Machinery) (i)	245,900	1,288,516

		5,543,376

Ireland: 0.89%
C&C Group plc (Consumer Staples, Beverages)	240,000	926,526
Permanent tsb Group Holdings plc (Financials, Banks) †	1,115	5,058
Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	3,839,514

		4,771,098

Israel: 1.12%
Bank Hapoalim Limited (Financials, Banks)	542,900	2,847,844
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	3,118,856

		5,966,700

Italy: 1.14%
Enel SpA (Utilities, Electric Utilities)	688,400	3,340,316
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	153,300	2,759,574

		6,099,890

Japan: 21.63%
Adeka Corporation (Materials, Chemicals)	165,200	2,294,685
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	46,400	2,145,881
Anritsu Corporation (Information Technology, Electronic Equipment, Instruments & Components)	206,300	1,466,032
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	73,100	2,794,662
Aozora Bank Limited (Financials, Banks)	588,000	2,269,283
Calsonic Kansei Corporation (Consumer Discretionary, Auto Components)	326,000	2,455,868
CKD Corporation (Industrials, Machinery)	171,200	1,804,211
DIC Corporation (Materials, Chemicals)	808,700	2,326,116
DCM Japan Holdings Company Limited (Consumer Discretionary, Specialty Retail)	143,100	1,312,072
Denki Kagaku Kogyo Kabushiki Kaisha (Materials, Chemicals)	682,000	3,099,126
Eizo Nanao Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	63,300	1,489,232
Fujikura Limited (Industrials, Electrical Equipment)	250,500	1,392,620
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	110,300	1,503,222
Itochu Corporation (Industrials, Trading Companies & Distributors)	200,700	2,716,642

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	101

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Japan (continued)
Japan Airlines Company Limited (Industrials, Airlines)	80,700	$2,779,620
JFE Holdings Incorporated (Materials, Metals & Mining)	70,000	1,712,565
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	408,000	1,806,357
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	102,800	2,328,250
Kureha Corporation (Materials, Chemicals)	271,000	1,111,381
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	2,081,860
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,915,522
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	3,026,612
Mediceo Paltac Holdings Company Limited (Health Care, Health Care Providers & Services)	56,900	883,884
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	25,100	1,213,391
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	35,500	797,152
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	657,100	4,877,094
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	260,300	3,660,747
Mizuho Financial Group Incorporated (Financials, Banks)	2,244,400	4,965,655
Namura Shipbuilding Company Limited (Industrials, Machinery)	108,800	872,223
Nichirei Corporation (Consumer Staples, Food Products)	252,000	1,417,202
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	117,000	8,172,042
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	419,800	4,398,742
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	180,000	3,242,799
Otsuka Holdings Company Limited (Health Care, Pharmaceuticals)	48,200	1,511,456
Resona Holdings Incorporated (Financials, Banks)	1,013,300	5,819,444
Ricoh Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	166,000	1,738,710
Sankyu Incorporated (Industrials, Road & Rail)	370,000	1,976,473
Sojitz Corporation (Industrials, Trading Companies & Distributors)	678,000	1,693,429
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	285,000	3,401,905
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	149,000	2,307,960
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	100,400	4,586,617
Suzuken Company Limited (Health Care, Health Care Providers & Services)	26,400	862,523
The Keiyo Bank Limited (Financials, Banks)	62,000	339,185
Toshiba TEC Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	234,000	1,246,215
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	162,500	3,624,058
Tsumura & Company (Health Care, Pharmaceuticals)	79,300	1,734,678
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	297,000	3,357,298

		115,532,701

Liechtenstein: 0.12%
Verwaltungs-und Privat-Bank AG (Financials, Capital Markets) «(i)	7,800	655,637

Netherlands: 2.21%
Aegon NV (Financials, Insurance) «	334,000	2,542,514
ING Groep NV (Financials, Banks) †	237,100	3,899,594
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	263,630	5,360,923

		11,803,031

Norway: 1.60%
Atea ASA (Information Technology, IT Services)	84,900	950,465
DnB Nor ASA (Financials, Banks)	148,800	2,613,634
Marine Harvest ASA (Consumer Staples, Food Products)	195,900	2,259,924
Yara International ASA (Materials, Chemicals)	53,600	2,705,089

		8,529,112

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Poland: 0.52%
Asseco Poland SA (Information Technology, Software)	101,800	$1,631,955
KGHM Polska Miedz SA (Materials, Metals & Mining)	36,500	1,123,452

		2,755,407

Russia: 0.91%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	150,014	1,972,684
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	886	11,704
LUKOIL OAO ADR (Energy, Oil, Gas & Consumable Fuels)	60,400	2,883,496

		4,867,884

Singapore: 1.00%
DBS Group Holdings Limited (Financials, Banks)	227,000	3,418,218
United Overseas Bank Limited (Financials, Banks)	113,000	1,939,634

		5,357,852

South Africa: 0.54%
Barclays Africa Group Limited (Financials, Banks)	200,300	2,898,266

South Korea: 3.13%
E-MART Company Limited (Consumer Staples, Food & Staples Retailing)	8,500	1,890,593
GS Retail Company Limited (Consumer Staples, Food & Staples Retailing)	46,218	1,645,207
Industrial Bank of Korea (Financials, Banks)	192,500	2,527,295
KJB Financial Group Company Limited (Financials, Banks) †	13,510	100,693
KNB Financial Group Company Limited (Financials, Banks) †	20,645	184,422
KT&G Corporation (Consumer Staples, Tobacco)	43,000	3,740,311
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	22,300	4,960,027
Woori Bank (Financials, Banks)	178,044	1,686,859

		16,735,407

Spain: 0.57%
Banco Santander Central Hispano SA (Financials, Banks)	429,681	3,059,921

Sweden: 2.33%
Boliden AB (Materials, Metals & Mining)	169,300	3,629,630
Nordea Bank AB (Financials, Banks)	177,300	2,306,054
Saab AB Class B (Industrials, Aerospace & Defense)	89,000	2,288,020
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	144,900	1,789,476
TeliaSonera AB (Telecommunication Services, Diversified Telecommunication Services)	417,000	2,457,544

		12,470,724

Switzerland: 4.91%
Baloise Holding AG (Financials, Insurance)	28,800	3,588,317
Credit Suisse Group AG (Financials, Capital Markets)	273,395	7,246,124
GAM Holding AG (Financials, Capital Markets)	69,000	1,538,065
Georg Fischer AG (Industrials, Machinery)	3,000	2,271,107
Swiss Life Holding AG (Financials, Insurance)	6,800	1,631,537
Swiss Reinsurance AG (Financials, Insurance)	48,500	4,355,376
UBS AG (Financials, Capital Markets)	5,400	115,774
Zurich Insurance Group AG (Financials, Insurance)	17,100	5,456,498

		26,202,798

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	103

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Taiwan: 0.97%
InnoLux Corporation (Information Technology, Electronic Equipment, Instruments & Components)	3,364,000	$2,082,429
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	1,035,000	3,088,848

		5,171,277

Thailand: 0.69%
Bangchak Petroleum plc (Energy, Oil, Gas & Consumable Fuels)	2,188,900	2,163,523
Thanachart Capital plc (Financials, Banks)	1,481,500	1,508,364

		3,671,887

United Kingdom: 17.15%
3i Group plc (Financials, Capital Markets)	409,100	3,520,261
Alent plc (Materials, Chemicals)	90,300	523,765
AMEC plc (Energy, Energy Equipment & Services)	83,300	1,209,499
Amlin plc (Financials, Insurance)	317,800	2,368,398
Anglo American plc (Materials, Metals & Mining)	107,000	1,677,908
AstraZeneca plc (Health Care, Pharmaceuticals)	38,500	2,572,928
Aviva plc (Financials, Insurance)	314,900	2,519,570
BAE Systems plc (Industrials, Aerospace & Defense)	793,900	6,248,993
Barclays plc (Financials, Banks)	715,000	2,950,576
Barratt Developments plc (Consumer Discretionary, Household Durables)	287,300	2,599,527
Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)	58,800	2,780,575
BP plc (Energy, Oil, Gas & Consumable Fuels)	844,300	5,816,605
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	509,700	3,479,907
Carillion plc (Industrials, Construction & Engineering)	261,500	1,324,528
Centrica plc (Utilities, Multi-Utilities)	898,500	3,812,190
Chemring Group plc (Industrials, Aerospace & Defense)	247,200	843,484
Debenhams plc (Consumer Discretionary, Multiline Retail)	1,238,200	1,795,003
easyJet plc (Industrials, Airlines)	75,100	1,846,856
Firstgroup plc (Industrials, Road & Rail) †	952,400	1,652,161
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	110,500	2,454,790
Home Retail Group plc (Consumer Discretionary, Internet & Catalog Retail)	290,000	698,097
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	907,900	3,491,288
Kesa Electricals plc (Consumer Discretionary, Specialty Retail) (i)†	547,900	611,310
Lloyds Banking Group plc (Financials, Banks)	1,749,400	2,346,779
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	558,800	1,425,443
Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure) †	34,000	235,144
Mondi plc (Materials, Paper & Forest Products)	127,600	2,878,552
Old Mutual plc (Financials, Insurance)	982,800	3,321,168
Pace plc (Consumer Discretionary, Household Durables)	308,800	1,944,988
Petrofac Limited (Energy, Energy Equipment & Services)	84,300	1,166,039
Premier Foods plc (Consumer Staples, Food Products) †	73,926	46,890
Rolls-Royce Holdings plc C shares (Industrials, Aerospace & Defense) †(a)	35,010,300	53,510
Rolls-Royce Holdings plc (Industrials, Aerospace & Defense)	50,900	776,400
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	287,900	8,683,920
Standard Chartered plc (Financials, Banks)	253,000	4,044,727
Tate & Lyle plc (Consumer Staples, Food Products)	158,800	1,412,572
Tesco plc (Consumer Staples, Food & Staples Retailing)	169,000	549,145
Tullett Prebon plc (Financials, Capital Markets)	279,500	1,689,101
Vesuvius plc (Industrials, Machinery)	145,400	993,587

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

INTERNATIONAL VALUE PORTFOLIO

Security name		Shares	Value

United Kingdom (continued)
WH Smith plc (Consumer Discretionary, Specialty Retail)		62,100	$1,469,263
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		679,700	1,776,439

			91,611,886

Total Common Stocks (Cost $494,530,269)			515,486,860

	Dividend yield
Preferred Stocks: 0.55%

Brazil: 0.55%
Banco do Estado do Rio Grande do Sul SA (Financials, Banks) ±	7.77%	349,800	1,095,629
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities) ±	26.07	109,056	485,332
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining) ±	10.14	257,700	1,355,507

Total Preferred Stocks (Cost $7,494,241)			2,936,468

	Yield
Short-Term Investments: 6.98%

Investment Companies: 6.98%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12	36,297,846	36,297,846
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	1,011,537	1,011,537

Total Short-Term Investments (Cost $37,309,383)			37,309,383

Total investments in securities (Cost $539,333,893) *	104.03%	555,732,711
Other assets and liabilities, net	(4.03)	(21,519,063)

Total net assets	100.00%	$534,213,648

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	105

INTERNATIONAL VALUE PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

(i)	Illiquid security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $540,900,802 and unrealized gains (losses) consists of:

Gross unrealized gains	$89,358,086
Gross unrealized losses	(74,526,177)

Net unrealized gains	$14,831,909

The following table shows the percent of total long-term investments by sector as of May 31, 2015:

Financials	29.75%
Consumer Discretionary	15.11
Industrials	13.10
Materials	9.56
Energy	7.34
Consumer Staples	6.80
Health Care	5.98
Telecommunication Services	5.05
Information Technology	3.74
Utilities	3.57

100.00%

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.78%

Consumer Discretionary: 8.30%

Auto Components: 0.83%
BorgWarner Incorporated	11,457	$689,139

Automobiles: 0.94%
Ford Motor Company	51,018	773,943

Hotels, Restaurants & Leisure: 1.84%
Norwegian Cruise Line Holdings Limited †	27,791	1,516,283

Household Durables: 1.22%
Newell Rubbermaid Incorporated	25,476	1,007,066

Leisure Products: 0.96%
Mattel Incorporated	30,853	796,316

Media: 1.69%
Gannett Company Incorporated	11,327	405,393
The Walt Disney Company	4,425	488,387
Viacom Incorporated Class B	7,429	496,852

		1,390,632

Textiles, Apparel & Luxury Goods: 0.82%
PVH Corporation	6,455	675,451

Consumer Staples: 5.85%

Food & Staples Retailing: 3.33%
CVS Health Corporation	21,873	2,239,358
Rite Aid Corporation †	57,996	505,725

		2,745,083

Food Products: 0.83%
TreeHouse Foods Incorporated †	9,627	686,694

Household Products: 1.16%
The Procter & Gamble Company	12,214	957,455

Personal Products: 0.53%
Herbalife Limited «†	8,327	433,254

Energy: 9.99%

Energy Equipment & Services: 1.74%
Baker Hughes Incorporated	22,322	1,438,876

Oil, Gas & Consumable Fuels: 8.25%
Chevron Corporation	8,811	907,533
ConocoPhillips Company	19,339	1,231,508
Exxon Mobil Corporation	11,967	1,019,588
Marathon Oil Corporation	57,094	1,552,386

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	107

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Noble Energy Incorporated	13,998	$612,832
Valero Energy Corporation	18,734	1,109,802
Whiting Petroleum Corporation †	11,265	371,632

		6,805,281

Financials: 29.42%

Banks: 11.93%
Bank of America Corporation	63,716	1,051,314
BOK Financial Corporation	17,937	1,160,165
Citigroup Incorporated	20,638	1,116,103
First Republic Bank	26,266	1,590,406
JPMorgan Chase & Company	37,354	2,457,146
KeyCorp	108,909	1,587,893
SunTrust Banks Incorporated	20,519	875,751

		9,838,778

Capital Markets: 3.01%
Ameriprise Financial Incorporated	12,263	1,527,847
Goldman Sachs Group Incorporated	4,649	958,577

		2,486,424

Consumer Finance: 1.05%
Capital One Financial Corporation	10,320	862,339

Insurance: 7.54%
ACE Limited	7,073	753,133
American International Group Incorporated	37,304	2,186,387
Endurance Specialty Holdings Limited «	17,426	1,059,152
MetLife Incorporated	26,758	1,398,373
The Hartford Financial Services Group Incorporated	20,092	825,982

		6,223,027

REITs: 5.89%
Alexandria Real Estate Equities Incorporated	18,735	1,737,297
American Realty Capital Properties Incorporated	108,738	964,506
Equity Residential	18,367	1,365,035
LaSalle Hotel Properties	21,745	792,823

		4,859,661

Health Care: 14.86%

Biotechnology: 0.95%
Gilead Sciences Incorporated †	6,952	780,501

Health Care Equipment & Supplies: 1.23%
Medtronic plc	13,273	1,012,995

Health Care Providers & Services: 4.39%
Cigna Corporation	14,576	2,052,738
HCA Holdings Incorporated †	19,180	1,569,499

		3,622,237

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Life Sciences Tools & Services: 1.17%
PerkinElmer Incorporated	18,347	$967,437

Pharmaceuticals: 7.12%
AbbVie Incorporated	14,146	941,982
Actavis plc †	3,358	1,030,268
Johnson & Johnson	7,622	763,267
Merck & Company Incorporated	16,551	1,007,790
Pfizer Incorporated	61,425	2,134,519

		5,877,826

Industrials: 10.71%

Aerospace & Defense: 0.69%
Raytheon Company	5,515	569,479

Airlines: 0.41%
United Continental Holdings Incorporated †	6,252	341,297

Commercial Services & Supplies: 1.26%
West Corporation	34,024	1,041,134

Electrical Equipment: 1.03%
Eaton Corporation plc	11,843	847,840

Industrial Conglomerates: 1.42%
General Electric Company	43,100	1,175,337

Machinery: 3.29%
Crane Company	9,137	553,063
Oshkosh Corporation	25,814	1,294,830
Stanley Black & Decker Incorporated	8,476	868,281

		2,716,174

Road & Rail: 1.55%
AMERCO	1,440	473,760
Con-way Incorporated	19,814	801,873

		1,275,633

Trading Companies & Distributors: 1.06%
WESCO International Incorporated †	12,121	871,015

Information Technology: 10.37%

Communications Equipment: 1.00%
Cisco Systems Incorporated	28,157	825,282

Electronic Equipment, Instruments & Components: 1.97%
Synnex Corporation	13,959	1,153,991
TE Connectivity Limited	6,837	471,753

		1,625,744

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	109

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Internet Software & Services: 1.61%
Google Incorporated Class C †	1,501	$798,697
Yahoo! Incorporated †	12,275	527,027

		1,325,724

Semiconductors & Semiconductor Equipment: 2.61%
NXP Semiconductors NV †	12,344	1,385,614
Skyworks Solutions Incorporated	7,029	768,691

		2,154,305

Technology Hardware, Storage & Peripherals: 3.18%
Apple Incorporated	7,037	916,780
NCR Corporation †	44,440	1,335,422
Seagate Technology plc	6,662	370,674

		2,622,876

Materials: 3.04%

Chemicals: 0.60%
Cabot Corporation	11,907	493,783

Containers & Packaging: 1.14%
Crown Holdings Incorporated †	17,084	944,574

Metals & Mining: 0.70%
United States Steel Corporation	23,733	579,085

Paper & Forest Products: 0.60%
International Paper Company	9,508	492,800

Telecommunication Services: 1.70%

Diversified Telecommunication Services: 1.70%
CenturyLink Incorporated	15,800	525,192
Verizon Communications Incorporated	17,635	871,874

		1,397,066

Utilities: 3.54%

Electric Utilities: 2.76%
Duke Energy Corporation	15,155	1,147,688
Southern Company	25,806	1,127,464

		2,275,152

Gas Utilities: 0.78%
Atmos Energy Corporation	11,891	642,352

Total Common Stocks (Cost $65,663,991)		80,663,350

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

LARGE COMPANY VALUE PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 3.01%
Investment Companies: 3.01%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	768,700	$768,700
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	1,714,395	1,714,395

Total Short-Term Investments (Cost $2,483,095)			2,483,095

Total investments in securities (Cost $68,147,086) *	100.79%	83,146,445
Other assets and liabilities, net	(0.79)	(650,157)

Total net assets	100.00%	$82,496,288

†	Non-income-earning security

«	All or a portion of this security is on loan.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

*	Cost for federal income tax purposes is $68,709,591 and unrealized gains (losses) consists of:

Gross unrealized gains	$16,664,150
Gross unrealized losses	(2,227,296)

Net unrealized gains	$14,436,854

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	111

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.11%

Consumer Discretionary: 14.97%

Auto Components: 1.44%
Gentherm Incorporated †	145,290	$7,447,565
Modine Manufacturing Company †	297,858	3,333,031

		10,780,596

Diversified Consumer Services: 2.17%
2U Incorporated †	245,632	6,818,744
Houghton Mifflin Harcourt Company †	360,120	9,499,966

		16,318,710

Hotels, Restaurants & Leisure: 2.71%
Brinker International Incorporated	98,065	5,411,227
Del Frisco’s Restaurant Group Incorporated †	231,686	4,309,360
Krispy Kreme Doughnuts Incorporated †	376,110	6,540,553
Zoe’s Kitchen Incorporated «†	130,450	4,132,656

		20,393,796

Leisure Products: 0.41%
Malibu Boats Incorporated †	145,130	3,043,376

Media: 2.86%
IMAX Corporation †	232,406	9,375,258
Lions Gate Entertainment Corporation	186,899	6,184,488
Media General Incorporated †	359,040	5,945,702

		21,505,448

Multiline Retail: 0.79%
Burlington Stores Incorporated †	112,700	5,947,179

Specialty Retail: 3.70%
Chico’s FAS Incorporated	247,717	4,114,579
Christopher & Banks Corporation †	407,150	2,337,041
Dick’s Sporting Goods Incorporated	129,669	6,965,819
Monro Muffler Brake Incorporated	127,403	7,518,051
Party City Holdco Incorporated †	315,170	6,854,948

		27,790,438

Textiles, Apparel & Luxury Goods: 0.89%
Skechers U.S.A. Incorporated Class A †	63,038	6,673,833

Consumer Staples: 0.98%

Food Products: 0.98%
Boulder Brands Incorporated †	285,290	2,630,374
Whitewave Foods Company †	98,956	4,752,857

		7,383,231

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Energy: 2.92%

Energy Equipment & Services: 0.54%
Hornbeck Offshore Services Incorporated †	179,630	$3,996,768

Oil, Gas & Consumable Fuels: 2.38%
Diamondback Energy Incorporated †	81,469	6,339,103
GasLog Limited «	201,753	4,176,287
Memorial Resource Development Corporation †	290,200	5,487,682
Ring Energy Incorporated «†	164,480	1,889,875

		17,892,947

Financials: 10.73%

Banks: 2.33%
ServisFirst Bancshares Incorporated	70,980	2,487,849
Signature Bank †	42,443	5,927,165
SVB Financial Group †	67,632	9,124,233

		17,539,247

Capital Markets: 4.64%
Evercore Partners Incorporated Class A	203,654	10,380,244
LPL Financial Holdings Incorporated «	164,561	7,016,881
Stifel Financial Corporation †	143,818	7,659,747
Virtu Financial Incorporated †	258,290	5,655,260
Virtus Investment Partners Incorporated	33,264	4,138,374

		34,850,506

Insurance: 1.64%
Argo Group International Holdings Limited	155,360	8,179,704
Patriot National Incorporated †	260,270	4,177,334

		12,357,038

REITs: 1.02%
QTS Realty Trust Incorporated Class A	205,205	7,639,782

Thrifts & Mortgage Finance: 1.10%
Essent Group Limited †	323,064	8,241,363

Health Care: 23.14%

Biotechnology: 7.48%
Alnylam Pharmaceuticals Incorporated †	46,172	6,052,687
AMAG Pharmaceuticals Incorporated †	65,027	4,524,579
Celldex Therapeutics Incorporated †	166,800	4,815,516
Cepheid Incorporated †	211,580	11,672,869
Exact Sciences Corporation «†	187,472	5,063,619
Flexion Therapeutics Incorporated †	123,640	2,461,672
Intrexon Corporation «†	82,657	3,481,513
Portola Pharmaceuticals Incorporated †	120,755	5,049,974
Radius Health Incorporated «†	68,370	3,296,803
Tesaro Incorporated †	96,331	5,660,410

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	113

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Biotechnology (continued)
Tetraphase Pharmaceuticals †	95,858	$4,110,391

		56,190,033

Health Care Equipment & Supplies: 6.09%
Accuray Incorporated «†	591,678	3,635,861
Analogic Corporation	71,000	6,007,310
Atricure Incorporated †	244,330	5,604,930
Cerus Corporation «†	964,159	4,801,512
DexCom Incorporated †	108,336	7,769,858
Endologix Incorporated †	433,372	7,232,979
Inogen Incorporated †	110,480	4,129,742
The Spectranetics Corporation «†	264,194	6,559,937

		45,742,129

Health Care Providers & Services: 5.75%
Adeptus Health Incorporated Class A †	128,660	9,012,633
AMN Healthcare Services Incorporated †	374,399	9,955,269
Capital Senior Living Corporation †	219,520	5,654,835
Ensign Group Incorporated	125,245	5,807,611
HealthEquity Incorporated †	274,460	7,275,935
LifePoint Hospitals Incorporated †	73,436	5,528,996

		43,235,279

Health Care Technology: 0.56%
Medidata Solutions Incorporated †	72,202	4,188,438

Life Sciences Tools & Services: 1.43%
ICON plc ADR †	165,692	10,748,440

Pharmaceuticals: 1.83%
Akorn Incorporated †	171,511	7,872,355
Cempra Holdings Incorporated †	111,810	4,104,545
Pernix Therapeutics Holdings Incorporated «†	279,620	1,781,179

		13,758,079

Industrials: 14.82%

Aerospace & Defense: 1.56%
Astronics Corporation	82,418	5,760,194
Esterline Technologies Corporation †	55,191	5,970,010

		11,730,204

Air Freight & Logistics: 1.03%
Hub Group Incorporated Class A †	183,179	7,770,453

Building Products: 2.83%
A.O. Smith Corporation	129,449	9,240,070
NCI Building Systems Incorporated †	346,144	5,185,237
PGT Incorporated †	572,500	6,847,100

		21,272,407

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Commercial Services & Supplies: 3.91%
Copart Incorporated †	194,290	$6,722,434
KAR Auction Services Incorporated	195,490	7,283,957
TrueBlue Incorporated †	291,700	8,307,616
West Corporation	229,580	7,025,148

		29,339,155

Construction & Engineering: 0.85%
Comfort Systems USA Incorporated	285,532	6,410,193

Machinery: 0.84%
Wabash National Corporation †	468,168	6,338,995

Professional Services: 1.35%
On Assignment Incorporated †	180,554	6,768,969
RPX Corporation †	211,935	3,371,886

		10,140,855

Road & Rail: 2.02%
Genesee & Wyoming Incorporated Class A †	55,697	4,586,091
Roadrunner Transportation Systems Incorporated †	195,367	4,858,777
Swift Transportation Company †	245,096	5,703,384

		15,148,252

Trading Companies & Distributors: 0.43%
MSC Industrial Direct Company	46,320	3,213,218

Information Technology: 23.30%

Communications Equipment: 2.07%
Infinera Corporation †	366,102	7,556,345
Radware Limited †	340,240	8,033,066

		15,589,411

Electronic Equipment, Instruments & Components: 1.14%
OSI Systems Incorporated †	118,146	8,534,867

Internet Software & Services: 4.76%
Benefitfocus Incorporated «†	148,020	5,310,958
Cornerstone OnDemand Incorporated †	192,030	5,977,894
Everyday Health Incorporated †	310,600	3,851,440
Marketo Incorporated †	231,700	6,911,611
Pandora Media Incorporated †	248,410	4,637,815
TrueCar Incorporated «†	385,260	5,328,146
Zillow Group Incorporated Class A «†	40,601	3,710,525

		35,728,389

IT Services: 2.74%
Acxiom Corporation †	408,190	6,763,708
MAXIMUS Incorporated	104,760	6,848,161
Vantiv Incorporated Class A †	174,630	6,985,200

		20,597,069

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	115

SMALL COMPANY GROWTH PORTFOLIO

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 5.91%
Applied Micro Circuits Corporation †		568,687	$3,633,910
Cypress Semiconductor Corporation		676,444	9,287,576
Exar Corporation †		302,651	3,286,790
FormFactor Incorporated †		569,645	5,303,395
Microsemi Corporation †		206,048	7,498,087
Nanometrics Incorporated †		225,699	3,507,362
Semtech Corporation †		193,143	4,125,534
Teradyne Incorporated		368,477	7,793,289

			44,435,943

Software: 6.68%
Bottomline Technologies Incorporated †		185,680	4,888,954
Cadence Design Systems Incorporated †		446,262	8,831,525
PTC Incorporated †		195,166	8,054,501
Qlik Technologies Incorporated †		238,723	8,634,611
SS&C Technologies Holdings		187,023	11,021,265
Synchronoss Technologies Incorporated †		98,560	4,340,582
Ultimate Software Group Incorporated †		27,321	4,420,265

			50,191,703

Materials: 4.25%

Chemicals: 1.21%
Calgon Carbon Corporation		305,509	6,342,367
Flotek Industries Incorporated «†		240,037	2,758,025

			9,100,392

Metals & Mining: 2.11%
Constellium NV Class A †		378,989	5,161,830
Globe Specialty Metals Incorporated		268,000	5,180,440
Steel Dynamics Incorporated		252,401	5,504,866

			15,847,136

Paper & Forest Products: 0.93%
Boise Cascade Company †		197,587	7,002,483

Total Common Stocks (Cost $580,265,838)			714,607,781

	Yield
Short-Term Investments: 11.78%

Investment Companies: 11.78%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	53,003,433	53,003,433
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11	35,509,174	35,509,174

Total Short-Term Investments (Cost $88,512,607)			88,512,607

Total investments in securities (Cost $668,778,445) *	106.89%	803,120,388
Other assets and liabilities, net	(6.89)	(51,734,968)

Total net assets	100.00%	$751,385,420

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

SMALL COMPANY GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

*	Cost for federal income tax purposes is $671,154,664 and unrealized gains (losses) consists of:

Gross unrealized gains	$153,268,415
Gross unrealized losses	(21,302,691)

Net unrealized gains	$131,965,724

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	117

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.39%

Consumer Discretionary: 15.94%

Auto Components: 2.34%
American Axle & Manufacturing Holdings Incorporated †	128,819	$3,234,645
Metaldyne Performance Group Incorporated	95,700	1,818,300

		5,052,945

Automobiles: 1.05%
Thor Industries Incorporated	36,950	2,257,276

Distributors: 0.81%
Core-Mark Holding Company Incorporated	32,528	1,747,079

Diversified Consumer Services: 0.87%
Steiner Leisure Limited †	38,489	1,888,270

Hotels, Restaurants & Leisure: 1.19%
ClubCorp Holdings Incorporated	113,194	2,572,900

Household Durables: 1.02%
The Ryland Group Incorporated	52,118	2,192,604

Media: 2.58%
National CineMedia Incorporated	169,500	2,700,135
Scholastic Corporation	64,393	2,862,269

		5,562,404

Specialty Retail: 3.43%
Asbury Automotive Group Incorporated †	24,309	2,069,182
DSW Incorporated Class A	80,988	2,806,234
The Men’s Wearhouse Incorporated	43,400	2,517,634

		7,393,050

Textiles, Apparel & Luxury Goods: 2.65%
G-III Apparel Group Limited †	51,438	2,924,765
Oxford Industries Incorporated	36,797	2,791,788

		5,716,553

Consumer Staples: 1.69%

Food Products: 1.69%
Darling Ingredients Incorporated †	123,530	1,939,421
Post Holdings Incorporated †	39,477	1,707,775

		3,647,196

Energy: 3.01%

Oil, Gas & Consumable Fuels: 3.01%
Carrizo Oil & Gas Incorporated †	29,300	1,469,688
Parsley Energy Incorporated Class A †	92,800	1,623,072
PDC Energy Incorporated †	31,600	1,884,624

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
WPX Energy Incorporated †	116,630	$1,503,361

		6,480,745

Financials: 36.94%

Banks: 18.64%
BancorpSouth Incorporated	122,192	2,955,824
BankUnited Incorporated	78,950	2,651,931
Columbia Banking System Incorporated	54,835	1,656,565
ConnectOne Bancorp Incorporated	77,020	1,498,039
Great Western Bancorp Incorporated	95,640	2,216,935
IBERIABANK Corporation	38,517	2,475,488
Investors Bancorp Incorporated	215,994	2,594,088
National Bank Holdings Corporation Class A	109,925	2,101,766
Pinnacle Financial Partners Incorporated	53,660	2,656,707
PrivateBancorp Incorporated	92,897	3,542,163
Renasant Corporation «	71,700	2,110,848
Sterling BanCorp	179,900	2,430,449
Talmer Bancorp Incorporated Class A	163,700	2,601,193
Webster Financial Corporation	66,737	2,528,665
Western Alliance Bancorp †	127,878	4,008,975
Wintrust Financial Corporation	43,477	2,178,198

		40,207,834

Capital Markets: 2.02%
Greenhill & Company Incorporated	52,700	2,052,138
Stifel Financial Corporation †	43,393	2,311,111

		4,363,249

Insurance: 6.06%
American Equity Investment Life Holding Company	72,808	1,850,051
Employers Holdings Incorporated	92,124	2,083,845
Horace Mann Educators Corporation	57,300	1,972,266
Kemper Corporation	47,710	1,707,541
OneBeacon Insurance Group Limited Class A	98,056	1,412,006
Primerica Incorporated	47,863	2,116,980
Symetra Financial Corporation	78,664	1,924,121

		13,066,810

Real Estate Management & Development: 0.79%
Alexander & Baldwin Incorporated	41,381	1,699,518

REITs: 9.43%
CareTrust REIT Incorporated	151,890	1,980,646
Columbia Property Trust Incorporated	77,200	2,007,200
Equity Commonwealth †	81,600	2,101,200
Gramercy Property Trust Incorporated	75,850	2,018,369
Parkway Properties Incorporated	123,497	2,122,913
Pebblebrook Hotel Trust	60,092	2,576,745
Physicians Realty Trust	132,200	2,123,132

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	119

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

REITs (continued)
Ramco-Gershenson Properties Trust	115,221	$1,984,106
Sabra Health Care REIT Incorporated	67,641	1,792,487
Sunstone Hotel Investors Incorporated	107,256	1,636,727

		20,343,525

Health Care: 7.09%

Health Care Equipment & Supplies: 1.61%
Alere Incorporated †	67,397	3,476,337

Health Care Providers & Services: 4.27%
Ensign Group Incorporated	60,144	2,788,877
Health Net Incorporated †	57,583	3,583,966
WellCare Health Plans Incorporated †	33,043	2,830,794

		9,203,637

Health Care Technology: 1.21%
Computer Programs & Systems Incorporated	50,000	2,616,500

Industrials: 9.32%

Aerospace & Defense: 1.01%
Orbital ATK Incorporated	28,470	2,177,955

Air Freight & Logistics: 1.12%
Atlas Air Worldwide Holdings Incorporated †	44,405	2,419,184

Commercial Services & Supplies: 2.03%
ACCO Brands Corporation †	93,414	686,593
Essendant Incorporated	48,319	1,876,710
Quad Graphics Incorporated	88,277	1,805,265

		4,368,568

Construction & Engineering: 0.93%
Tutor Perini Corporation †	95,495	2,001,575

Professional Services: 1.85%
FTI Consulting Incorporated †	65,881	2,589,123
Hill International Incorporated †	265,796	1,408,719

		3,997,842

Road & Rail: 0.39%
Universal Truckload Services	41,606	842,105

Trading Companies & Distributors: 1.99%
Air Lease Corporation	53,700	2,020,731
Avolon Holdings Limited †	94,500	2,267,055

		4,287,786

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2015

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Information Technology: 12.50%

Communications Equipment: 1.45%
ARRIS Group Incorporated †	94,433	$3,117,233

Electronic Equipment, Instruments & Components: 4.80%
Celestica Incorporated †	181,936	2,328,781
Itron Incorporated †	46,134	1,655,749
Plexus Corporation †	51,821	2,356,819
Sanmina Corporation †	93,680	2,029,109
Tech Data Corporation †	31,458	1,985,629

		10,356,087

Semiconductors & Semiconductor Equipment: 3.02%
Advanced Energy Industries Incorporated †	87,745	2,502,487
Diodes Incorporated †	59,720	1,581,386
Photronics Incorporated †	112,125	1,131,341
Xcerra Corporation †	167,771	1,295,192

		6,510,406

Software: 0.88%
Mentor Graphics Corporation	72,493	1,892,792

Technology Hardware, Storage & Peripherals: 2.35%
Avid Technology Incorporated †	136,670	2,434,093
QLogic Corporation †	170,419	2,644,903

		5,078,996

Materials: 4.81%

Chemicals: 2.83%
A. Schulman Incorporated	50,500	2,159,885
Axiall Corporation	43,200	1,629,072
Chemtura Corporation †	83,813	2,326,649

		6,115,606

Metals & Mining: 1.98%
Commercial Metals Company	108,419	1,742,293
Globe Specialty Metals Incorporated	130,300	2,518,699

		4,260,992

Telecommunication Services: 0.70%

Diversified Telecommunication Services: 0.70%
ORBCOMM Incorporated †	221,040	1,511,914

Utilities: 4.39%

Electric Utilities: 4.39%
El Paso Electric Company	65,071	2,366,632
PNM Resources Incorporated	102,017	2,712,632
Portland General Electric Company	52,224	1,825,751

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	121

SMALL COMPANY VALUE PORTFOLIO

Security name			Shares	Value

Electric Utilities (continued)
UIL Holdings Corporation			50,750	$2,572,517

				9,477,532

Total Common Stocks (Cost $161,205,364)				207,905,005

		Expiration date
Warrants : 0.00%

Health Care : 0.00%

Health Care Equipment & Supplies: 0.00%
EnteroMedics Incorporated †(a)		5-14-2016	9,104	2,105

Total Warrants (Cost $0)				2,105

	Yield
Short-Term Investments : 4.49%

Investment Companies : 4.49%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%		1,981,650	1,981,650
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11		7,696,654	7,696,654

Total Short-Term Investments (Cost $9,678,304)				9,678,304

Total investments in securities (Cost $170,883,668) *	100.88%	217,585,414
Other assets and liabilities, net	(0.88)	(1,889,191)

Total net assets	100.00%	$215,696,223

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $171,499,200 and unrealized gains (losses) consists of:

Gross unrealized gains	$49,974,419
Gross unrealized losses	(3,888,205)

Net unrealized gains	$46,086,214

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Advantage Equity Gateway Funds	Statements of assets and liabilities—May 31, 2015

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$322,448,500	$121,755,965
In affiliated securities, at value (see cost below)	12,804,474	2,403,059

Total investments, at value (see cost below)	335,252,974	124,159,024
Cash	0	3,137
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	0	1,025,651
Receivable for dividends	631,272	118,131
Receivable for securities lending income	465	332
Prepaid expenses and other assets	3,517	8,990

Total assets	335,888,228	125,315,265

Liabilities
Payable for investments purchased	128,260	518,857
Payable upon receipt of securities loaned	0	1,367,050
Payable for daily variation margin on open futures contracts	0	0
Due to custodian bank	0	0
Advisory fee payable	187,067	57,590
Professional fees payable	32,027	35,874
Accrued expenses and other liabilities	6,070	6,033

Total liabilities	353,424	1,985,404

Total net assets	$335,534,804	$123,329,861

Investments in unaffiliated securities (including securities on loan), at cost	$236,006,345	$77,463,616

Investments in affiliated securities, at cost	$12,804,474	$2,403,059

Total investments, at cost	$248,810,819	$79,866,675

Securities on loan, at value	$0	$1,339,855

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	123

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,128,671,258	$2,651,750,298	$156,102,811	$518,423,328	$80,663,350	$714,607,781	$207,907,110
111,234,959	72,683,496	8,927,351	37,309,383	2,483,095	88,512,607	9,678,304

1,239,906,217	2,724,433,794	165,030,162	555,732,711	83,146,445	803,120,388	217,585,414
0	0	0	0	0	9,758	0
0	0	153,699	13,205,915	0	0	0
15,190,440	47,924,940	117,915	1,050,783	0	2,366,688	858,496
41,218	5,776,462	357,938	3,129,841	195,031	168,797	110,256
69,403	14,443	28,445	161,736	773	49,576	6,342
8,181	104,072	34,118	16,567	11,491	18,355	4,008

1,255,215,459	2,778,253,711	165,722,277	573,297,553	83,353,740	805,733,562	218,564,516

8,399,838	1,469,955	343,135	2,358,562	0	815,262	0
98,237,991	6,011,425	6,801,751	36,297,846	768,700	53,003,433	1,981,650
0	275,285	0	0	0	0	0
0	0	0	0	0	0	702,834
756,522	197,966	115,052	389,524	45,011	490,594	146,624
36,117	40,347	39,870	27,215	36,109	32,218	35,071
17,558	14,799	18,140	10,758	7,632	6,635	2,114

107,448,026	8,009,777	7,317,948	39,083,905	857,452	54,348,142	2,868,293

$1,147,767,433	$2,770,243,934	$158,404,329	$534,213,648	$82,496,288	$751,385,420	$215,696,223

$766,609,747	$1,289,156,907	$120,215,559	$502,024,510	$65,663,991	$580,265,838	$161,205,364

$111,234,959	$53,233,665	$8,927,351	$37,309,383	$2,483,095	$88,512,607	$9,678,304

$877,844,706	$1,342,390,572	$129,142,910	$539,333,893	$68,147,086	$668,778,445	$170,883,668

$89,729,279	$5,819,862	$6,330,776	$34,066,889	$751,405	$51,725,458	$1,912,752

$0	$0	$153,376	$13,399,801	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Advantage Equity Gateway Funds	Statements of operations—year ended May 31, 2015

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$6,178,185	$1,189,335
Income from affiliated securities	14,612	1,431
Securities lending income, net	8,078	11,884
Interest	0	0

Total investment income	6,200,875	1,202,650

Expenses
Advisory fee	2,148,449	861,196
Custody and accounting fees	24,261	24,814
Professional fees	43,920	48,048
Shareholder report expenses	1,452	1,380
Trustees’ fees and expenses	11,095	12,889
Other fees and expenses	9,351	5,697

Total expenses	2,238,528	954,024
Less: Fee waivers and/or expense reimbursements	0	(129,792)

Net expenses	2,238,528	824,232

Net investment income (loss)	3,962,347	378,418

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	41,880,494	13,356,513
Affiliated securities	0	0
Futures transactions	0	0

Net realized gains on investments	41,880,494	13,356,513

Net change in unrealized gains (losses) on:
Unaffiliated securities	(13,267,776)	2,762,375
Affiliated securities	0	0
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	(13,267,776)	2,762,375

Net realized and unrealized gains (losses) on investments	28,612,718	16,118,888

Net increase (decrease) in net assets resulting from operations	$32,575,065	$16,497,306

* Net of foreign dividend withholding taxes in the amount of	$70,272	$1,163

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2015	Wells Fargo Advantage Equity Gateway Funds	125

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,076,110	$56,769,252	$2,610,087	$16,484,954	$1,601,459	$1,890,035	$3,535,935
15,271	1,063,701	3,035	5,669	1,752	20,665	5,636
763,476	126,646	93,175	461,069	12,367	641,332	56,206
0	515	0	28,191	0	0	0

1,854,857	57,960,114	2,706,297	16,979,883	1,615,578	2,552,032	3,597,777

8,777,295	2,355,404	1,312,906	4,279,316	573,194	4,048,962	1,659,057
67,191	158,416	121,127	192,202	12,935	37,831	22,275
47,567	54,564	59,543	69,669	48,255	46,228	44,004
4,783	8,197	3,735	2,595	1,278	2,821	3,520
12,183	12,186	17,683	15,723	13,111	12,190	12,503
20,963	433,918	23,115	44,541	6,461	7,331	6,043

8,929,982	3,022,685	1,538,109	4,604,046	655,234	4,155,363	1,747,402
0	0	0	0	(4,092)	0	0

8,929,982	3,022,685	1,538,109	4,604,046	651,142	4,155,363	1,747,402

(7,075,125)	54,937,429	1,168,188	12,375,837	964,436	(1,603,331)	1,850,375

124,199,895	144,986,866	5,764,586	12,459,307	9,724,164	17,519,892	16,879,349
0	2,138,491	0	0	0	0	0
0	4,569,638	0	0	0	0	0

124,199,895	151,694,995	5,764,586	12,459,307	9,724,164	17,519,892	16,879,349

125,177,937	105,029,298	1,080,710	(27,933,255)	(3,904,014)	73,745,204	(3,678,556)
0	1,672,056	0	0	0	0	0
0	(615,765)	0	0	0	0	0

125,177,937	106,085,589	1,080,710	(27,933,255)	(3,904,014)	73,745,204	(3,678,556)

249,377,832	257,780,584	6,845,296	(15,473,948)	5,820,150	91,265,096	13,200,793

$242,302,707	$312,718,013	$8,013,484	$(3,098,111)	$6,784,586	$89,661,765	$15,051,168

$0	$5,351	$343,243	$1,894,652	$17,729	$9,237	$0

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	C&B Large Cap Value Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$3,962,347	$4,519,408
Net realized gains on investments	41,880,494	41,555,935
Net change in unrealized gains (losses) on investments	(13,267,776)	9,188,214

Net increase in net assets resulting from operations	32,575,065	55,263,557

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	32,358,693	24,307,963
Withdrawals	(46,347,409)	(109,777,604)

Net decrease in net assets resulting from capital share transactions	(13,988,716)	(85,469,641)

Total increase (decrease) in net assets	18,586,349	(30,206,084)

Net assets
Beginning of period	316,948,455	347,154,539

End of period	$335,534,804	$316,948,455

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	127

	Diversified Large Cap Growth Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$378,418	$217,848
Net realized gains on investments	13,356,513	17,206,881
Net change in unrealized gains (losses) on investments	2,762,375	12,006,669

Net increase in net assets resulting from operations	16,497,306	29,431,398

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,385,145	4,540,444
Withdrawals	(38,000,934)	(38,368,891)

Net decrease in net assets resulting from capital share transactions	(36,615,789)	(33,828,447)

Total decrease in net assets	(20,118,483)	(4,397,049)

Net assets
Beginning of period	143,448,344	147,845,393

End of period	$123,329,861	$143,448,344

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Emerging Growth Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment loss	$(7,075,125)	$(7,250,579)
Net realized gains on investments	124,199,895	126,561,844
Net change in unrealized gains (losses) on investments	125,177,937	2,831,625

Net increase in net assets resulting from operations	242,302,707	122,142,890

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	45,776,720	100,196,552
Withdrawals	(236,510,647)	(172,012,866)

Net decrease in net assets resulting from capital share transactions	(190,733,927)	(71,816,314)

Total increase in net assets	51,568,780	50,326,576

Net assets
Beginning of period	1,096,198,653	1,045,872,077

End of period	$1,147,767,433	$1,096,198,653

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	129

	Index Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$54,937,429	$54,636,691
Net realized gains on investments	151,694,995	10,828,401
Net change in unrealized gains (losses) on investments	106,085,589	446,135,782

Net increase in net assets resulting from operations	312,718,013	511,600,874

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	163,917,502	110,111,813
Withdrawals	(543,742,749)	(397,250,633)

Net decrease in net assets resulting from capital share transactions	(379,825,247)	(287,138,820)

Total increase (decrease) in net assets	(67,107,234)	224,462,054

Net assets
Beginning of period	2,837,351,168	2,612,889,114

End of period	$2,770,243,934	$2,837,351,168

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	International Growth Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$1,168,188	$1,665,920
Net realized gains on investments	5,764,586	7,645,552
Net change in unrealized gains (losses) on investments	1,080,710	13,428,833

Net increase in net assets resulting from operations	8,013,484	22,740,305

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	9,541,797	13,505,034
Withdrawals	(15,259,152)	(18,531,879)

Net decrease in net assets resulting from capital share transactions	(5,717,355)	(5,026,845)

Total increase in net assets	2,296,129	17,713,460

Net assets
Beginning of period	156,108,200	138,394,740

End of period	$158,404,329	$156,108,200

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	131

	International Value Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$12,375,837	$14,388,396
Net realized gains on investments	12,459,307	8,585,816
Net change in unrealized gains (losses) on investments	(27,933,255)	54,753,421

Net increase (decrease) in net assets resulting from operations	(3,098,111)	77,727,633

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	42,159,536	31,602,874
Withdrawals	(17,083,113)	(19,826,023)

Net increase in net assets resulting from capital share transactions	25,076,423	11,776,851

Total increase in net assets	21,978,312	89,504,484

Net assets
Beginning of period	512,235,336	422,730,852

End of period	$534,213,648	$512,235,336

The accompanying notes are an integral part of these financial statements.

132	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Large Company Value Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$964,436	$971,468
Net realized gains on investments	9,724,164	9,554,727
Net change in unrealized gains (losses) on investments	(3,904,014)	7,711,461

Net increase in net assets resulting from operations	6,784,586	18,237,656

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,636,829	1,607,068
Withdrawals	(21,975,522)	(22,199,921)

Net decrease in net assets resulting from capital share transactions	(20,338,693)	(20,592,853)

Total decrease in net assets	(13,554,107)	(2,355,197)

Net assets
Beginning of period	96,050,395	98,405,592

End of period	$82,496,288	$96,050,395

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	133

	Small Company Growth Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment loss	$(1,603,331)	$(977,131)
Net realized gains on investments	17,519,892	25,678,045
Net change in unrealized gains (losses) on investments	73,745,204	21,247,400

Net increase in net assets resulting from operations	89,661,765	45,948,314

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	343,108,775	152,768,112
Withdrawals	(37,300,648)	(39,286,894)

Net increase in net assets resulting from capital share transactions	305,808,127	113,481,218

Total increase in net assets	395,469,892	159,429,532

Net assets
Beginning of period	355,915,528	196,485,996

End of period	$751,385,420	$355,915,528

The accompanying notes are an integral part of these financial statements.

134	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Small Company Value Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$1,850,375	$1,830,396
Net realized gains on investments	16,879,349	23,264,792
Net change in unrealized gains (losses) on investments	(3,678,556)	9,025,443

Net increase in net assets resulting from operations	15,051,168	34,120,631

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	22,862,632	18,725,149
Withdrawals	(28,565,086)	(50,335,526)

Net decrease in net assets resulting from capital share transactions	(5,702,454)	(31,610,377)

Total increase in net assets	9,348,714	2,510,254

Net assets
Beginning of period	206,347,509	203,837,255

End of period	$215,696,223	$206,347,509

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	135

	Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses

C&B Large Cap Value Portfolio
Year ended May 31, 2015	1.20%	0.68%	0.68%	10.29%	35%
Year ended May 31, 2014	1.35%	0.68%	0.68%	17.80%	22%
Year ended May 31, 2013	1.73%	0.68%	0.68%	29.30%	18%
Year ended May 31, 2012	1.81%	0.68%	0.68%	(4.61)%	21%
Year ended May 31, 2011[2]	1.27%	0.67%	0.67%	18.08%	17%
Year ended September 30, 2010	1.40%	0.70%	0.68%	7.49%	13%

Diversified Large Cap Growth Portfolio
Year ended May 31, 2015	0.28%	0.72%	0.62%	13.11%	46%
Year ended May 31, 2014	0.15%	0.72%	0.62%	21.70%	54%
Year ended May 31, 2013	0.51%	0.71%	0.62%	20.30%	56%
Year ended May 31, 2012	0.24%	0.71%	0.62%	1.26%	79%
Year ended May 31, 2011[2,3]	0.40%	0.69%	0.62%	22.78%	101%
Year ended September 30, 2010[3]	0.66%	0.70%	0.62%	7.51%	11%

Emerging Growth Portfolio
Year ended May 31, 2015	(0.63)%	0.80%	0.80%	24.02%	56%
Year ended May 31, 2014	(0.62)%	0.80%	0.80%	11.92%	63%
Year ended May 31, 2013	(0.47)%	0.80%	0.80%	20.53%	65%
Year ended May 31, 2012	(0.57)%	0.80%	0.80%	(4.83)%	75%
Year ended May 31, 2011[2]	(0.77)%	0.94%	0.91%	37.91%	59%
Year ended September 30, 2010	(0.66)%	1.02%	0.94%	20.49%	97%

Index Portfolio
Year ended May 31, 2015	1.96%	0.11%	0.11%	11.69%	4%
Year ended May 31, 2014	1.99%	0.10%	0.10%	20.33%	5%
Year ended May 31, 2013	2.20%	0.09%	0.09%	27.22%	4%
Year ended May 31, 2012	2.09%	0.10%	0.10%	(0.52)%	9%
Year ended May 31, 2011[2]	1.93%	0.10%	0.10%	19.39%	3%
Year ended September 30, 2010	2.01%	0.10%	0.10%	9.97%	22%

International Growth Portfolio
Year ended May 31, 2015	0.76%	1.00%	1.00%	5.13%	51%
Year ended May 31, 2014	1.13%	1.00%	1.00%	16.45%	46%
Year ended May 31, 2013	1.63%	1.04%	1.04%	30.34%	46%
Year ended May 31, 2012	2.04%	0.97%	0.90%	(9.44)%	69%
Year ended May 31, 2011[2]	1.62%	1.10%	1.10%	14.50%	53%
Year ended September 30, 2010	0.89%	1.42%	1.20%	3.25%	89%

International Value Portfolio
Year ended May 31, 2015	2.45%	0.91%	0.91%	(1.04)%	18%
Year ended May 31, 2014	3.09%	0.91%	0.91%	18.22%	11%
Year ended May 31, 2013	3.04%	0.91%	0.91%	29.45%	16%
Year ended May 31, 2012	3.44%	0.91%	0.85%	(21.07)%	9%
Year ended May 31, 2011[2]	3.14%	0.94%	0.94%	14.00%	16%
Year ended September 30, 2010	2.41%	1.20%	1.06%	0.92%	27%

Large Company Value Portfolio
Year ended May 31, 2015	1.09%	0.74%	0.74%	7.90%	72%
Year ended May 31, 2014	0.99%	0.73%	0.73%	20.26%	62%
Year ended May 31, 2013	1.49%	0.78%	0.74%	28.91%	95%
Year ended May 31, 2012	1.67%	0.77%	0.74%	(6.06)%	104%
Year ended May 31, 2011[2]	1.58%	0.78%	0.74%	21.46%	38%
Year ended September 30, 2010	1.73%	0.73%	0.72%	7.02%	46%

Please see footnotes on page 136

The accompanying notes are an integral part of these financial statements.

136	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

	Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses

Small Company Growth Portfolio
Year ended May 31, 2015	(0.32)%	0.82%	0.82%	18.07%	58%
Year ended May 31, 2014	(0.37)%	0.83%	0.83%	23.47%	77%
Year ended May 31, 2013	(0.02)%	0.86%	0.86%	31.39%	109%
Year ended May 31, 2012	(0.12)%	0.83%	0.83%	(10.75)%	107%
Year ended May 31, 2011[2]	(0.42)%	0.83%	0.83%	39.64%	70%
Year ended September 30, 2010	(0.48)%	0.87%	0.86%	15.25%	129%

Small Company Value Portfolio
Year ended May 31, 2015	0.89%	0.84%	0.84%	7.29%	54%
Year ended May 31, 2014	0.89%	0.85%	0.85%	18.09%	47%
Year ended May 31, 2013	0.58%	0.85%	0.85%	30.76%	57%
Year ended May 31, 2012	0.69%	0.84%	0.84%	(7.17)%	60%
Year ended May 31, 2011[2]	1.60%	0.84%	0.84%	26.72%	47%
Year ended September 30, 2010	0.31%	0.89%	0.89%	16.38%	60%

[1]	Returns for periods of less than one year are not annualized.

[2]	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

[3]	After the close of business on January 28, 2011, the Diversified Large Cap Growth Portfolio acquired the net assets of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio, and Wells Fargo Advantage Large Company Growth Portfolio. Wells Fargo Advantage Large Company Growth Portfolio became the accounting and performance survivor in the transaction. The information for the periods prior to January 31, 2011 is that of the Wells Fargo Advantage Large Company Growth Portfolio.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	137

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following portfolios: the Wells Fargo Advantage C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), the Wells Fargo Advantage Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), the Wells Fargo Advantage Emerging Growth Portfolio (“Emerging Growth Portfolio”), the Wells Fargo Advantage Index Portfolio (“Index Portfolio”), the Wells Fargo Advantage International Growth Portfolio (“International Growth Portfolio”), the Wells Fargo Advantage International Value Portfolio (“International Value Portfolio”), the Wells Fargo Advantage Large Company Value Portfolio (“Large Company Value Portfolio”), the Wells Fargo Advantage Small Company Growth Portfolio (“Small Company Growth Portfolio”), the Wells Fargo Advantage Small Company Value Portfolio (“Small Company Value Portfolio”), (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other affiliated master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Portfolios’ Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolios are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2015, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the

138	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. The value of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time, In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

Futures contracts

The Portfolios are subject to interest rate risk or equity price risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	139

security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

140	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of May 31, 2015:

C&B Large Cap Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$45,910,603	$0	$0	$45,910,603
Consumer staples	27,603,065	0	0	27,603,065
Energy	28,155,145	0	0	28,155,145
Financials	93,118,535	0	0	93,118,535
Health care	53,049,332	0	0	53,049,332
Industrials	43,959,562	0	0	43,959,562
Information technology	17,499,772	0	0	17,499,772
Materials	13,152,486	0	0	13,152,486

Short-term investments
Investment companies	12,804,474	0	0	12,804,474
Total assets	$335,252,974	$0	$0	$335,252,974

Diversified Large Cap Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$29,539,188	$0	$0	$29,539,188
Consumer staples	5,020,747	0	0	5,020,747
Energy	4,300,560	0	0	4,300,560
Financials	7,379,302	0	0	7,379,302
Health care	22,334,325	0	0	22,334,325
Industrials	10,883,337	0	0	10,883,337
Information technology	36,679,430	0	0	36,679,430
Materials	3,865,360	0	0	3,865,360
Telecommunication services	1,753,716	0	0	1,753,716

Short-term investments
Investment companies	1,036,009	1,367,050	0	2,403,059
Total assets	$122,791,974	$1,367,050	$0	$124,159,024

Emerging Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$169,281,606	$0	$0	$169,281,606
Consumer staples	10,103,425	0	0	10,103,425
Energy	49,043,007	0	0	49,043,007
Financials	74,088,589	0	0	74,088,589
Health care	392,624,346	0	0	392,624,346
Industrials	80,435,709	0	0	80,435,709
Information technology	351,693,196	0	0	351,693,196
Materials	1,401,380	0		1,401,380

Short-term investments
Investment companies	12,996,968	98,237,991	0	111,234,959
Total assets	$1,141,668,226	$98,237,991	$0	$1,239,906,217

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	141

Index Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$335,256,739	$0	$0	$335,256,739
Consumer staples	254,602,047	0	0	254,602,047
Energy	213,878,476	0	0	213,878,476
Financials	436,094,949	0	0	436,094,949
Health care	405,953,482	0	0	405,953,482
Industrials	273,429,217	0	0	273,429,217
Information technology	541,195,839	0	0	541,195,839
Materials	85,916,015	0	0	85,916,015
Telecommunication services	61,102,991	0	0	61,102,991
Utilities	79,791,477	0	0	79,791,477

Short-term investments
Investment companies	28,916,139	6,011,425	0	34,927,564
U.S. Treasury securities	2,284,998	0	0	2,284,998
Total assets	$2,718,422,369	$6,011,425	$0	$2,724,433,794
Liabilities

Futures contracts	$275,285	$0	$0	$275,285
Total liabilities	$275,285	$0	$0	$275,285

International Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Belgium	$5,455,211	$0	$0	$5,455,211
Brazil	242,587	0	0	242,587
China	16,381,914	0	0	16,381,914
France	8,544,799	0	0	8,544,799
Germany	16,218,086	0	0	16,218,086
Hong Kong	7,367,591	0	0	7,367,591
India	2,603,883	0	0	2,603,883
Italy	2,060,724	0	0	2,060,724
Japan	14,205,659	0	0	14,205,659
Mexico	5,049,455	0	0	5,049,455
Netherlands	4,977,994	0	0	4,977,994
South Korea	20,302	0	0	20,302
Spain	1,415,869	0	0	1,415,869
Sweden	3,012,139	0	0	3,012,139
Switzerland	20,106,464	0	0	20,106,464
United Kingdom	32,145,637	0	0	32,145,637
United States	9,723,278	0	0	9,723,278

Participation Notes
Ireland	0	1,469,561	0	1,469,561

Preferred stocks
Germany	5,101,658	0	0	5,101,658

Short-term investments
Investment companies	2,125,600	6,801,751	0	8,927,351
Total assets	$156,758,850	$8,271,312	$0	$165,030,162

142	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

International Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Australia	$28,428,980	$0	$0	$28,428,980
Austria	6,151,586	0	0	6,151,586
Belgium	3,516,366	0	0	3,516,366
Brazil	6,294,400	0	0	6,294,400
Canada	13,488,522	0	0	13,488,522
China	17,690,142	0	0	17,690,142
Czech Republic	1,431,939	0	0	1,431,939
Denmark	1,265,344	0	0	1,265,344
Finland	1,892,885	0	0	1,892,885
France	44,722,397	0	0	44,722,397
Germany	41,833,241	0	0	41,833,241
Hong Kong	14,244,260	0	0	14,244,260
Hungary	821,944	0	0	821,944
India	5,543,376	0	0	5,543,376
Ireland	4,771,098	0	0	4,771,098
Israel	5,966,700	0	0	5,966,700
Italy	6,099,890	0	0	6,099,890
Japan	115,532,701	0	0	115,532,701
Liechtenstein	655,637	0	0	655,637
Netherlands	11,803,031	0	0	11,803,031
Norway	8,529,112	0	0	8,529,112
Poland	2,755,407	0	0	2,755,407
Russia	4,867,884	0	0	4,867,884
Singapore	5,357,852	0	0	5,357,852
South Africa	2,898,266	0	0	2,898,266
South Korea	16,735,407	0	0	16,735,407
Spain	3,059,921	0	0	3,059,921
Sweden	12,470,724	0	0	12,470,724
Switzerland	26,202,798	0	0	26,202,798
Taiwan	5,171,277	0	0	5,171,277
Thailand	3,671,887	0	0	3,671,887
United Kingdom	91,558,376	53,510	0	91,611,886

Preferred stocks
Brazil	2,936,468	0	0	2,936,468

Short-term investments
Investment companies	1,011,537	36,297,846	0	37,309,383
Total assets	$519,381,355	$36,351,356	$0	$555,732,711

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	143

Large Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$6,848,830	$0	$0	$6,848,830
Consumer staples	4,822,486	0	0	4,822,486
Energy	8,244,157	0	0	8,244,157
Financials	24,270,229	0	0	24,270,229
Health care	12,260,996	0	0	12,260,996
Industrials	8,837,909	0	0	8,837,909
Information technology	8,553,931	0	0	8,553,931
Materials	2,510,242	0	0	2,510,242
Telecommunication services	1,397,066	0	0	1,397,066
Utilities	2,917,504	0	0	2,917,504

Short-term investments
Investment companies	1,714,395	768,700	0	2,483,095
Total assets	$82,377,745	$768,700	$0	$83,146,445

Small Company Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$112,453,376	$0	$0	$112,453,376
Consumer staples	7,383,231	0	0	7,383,231
Energy	21,889,715	0	0	21,889,715
Financials	80,627,936	0	0	80,627,936
Health care	173,862,398	0	0	173,862,398
Industrials	111,363,732	0	0	111,363,732
Information technology	175,077,382	0	0	175,077,382
Materials	31,950,011	0	0	31,950,011

Short-term investments
Investment companies	35,509,174	53,003,433	0	88,512,607
Total assets	$750,116,955	$53,003,433	$0	$803,120,388

144	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

Small Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$34,383,081	$0	$0	$34,383,081
Consumer staples	3,647,196	0	0	3,647,196
Energy	6,480,745	0	0	6,480,745
Financials	79,680,936	0	0	79,680,936
Health care	15,296,474	0	0	15,296,474
Industrials	20,095,015	0	0	20,095,015
Information technology	26,955,514	0	0	26,955,514
Materials	10,376,598	0	0	10,376,598
Telecommunication services	1,511,914	0	0	1,511,914
Utilities	9,477,532	0	0	9,477,532

Warrants
Health care	0	2,105	0	2,105

Short-term investments
Investment companies	7,696,654	1,981,650	0	9,678,304
Total assets	$215,601,659	$1,983,755	$0	$217,585,414

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Portfolio at that date. All other assets and liabilities are reported at their market value at measurement date.

The Portfolios recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2015, the Portfolios did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Portfolios. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee which is calculated based on the average daily net assets of each Portfolio.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management for the Portfolios. Funds Management has engaged WellsCap (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo), Peregrine Capital Management, Inc. (an affiliate of Funds Management and a direct wholly owned subsidiary of Wells Fargo), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Galliard Capital Management, Inc. (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo), Golden Capital Management, LLC (an affiliate of Funds Management), LSV Asset Management, and Phocas Financial Corporation as subadvisers.

The fees for subadvisory services are borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of the Portfolio.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	145

The annual advisory and subadvisory fee rates for each Portfolio are as follows:

	Advisory fee				Effective rate for the year ended May 31, 2015			Subadvisory Fee
	starting at		declining to				Subadviser	starting at	declining to
C&B Large Cap Value Portfolio	0.65%[1]		0.475%[1]		0.65%[1]		Cooke & Bieler, L.P.	0.45%	0.30%
Diversified Large Cap Growth Portfolio	0.65	[1]	0.475	[1]	0.65	[1]	WellsCap	0.30	0.20
Emerging Growth Portfolio	0.80		0.68		0.78		WellsCap	0.55	0.40
Index Portfolio	0.10		0.05		0.08		Golden Capital Management, LLC	0.05	0.02
International Growth Portfolio	0.85		0.70		0.85		Artisan Partners Limited Partnership	0.80	0.50
International Value Portfolio	0.85		0.70		0.85		LSV Asset Management	0.35	0.30
Large Company Value Portfolio	0.65	[1]	0.475	[1]	0.65	[1]	Phocas Financial Corporation	0.29	0.20
Small Company Growth Portfolio	0.80		0.68		0.80		Peregrine Capital Management, Inc.	0.50	0.45
Small Company Value Portfolio	0.80		0.68		0.80		Peregrine Capital Management, Inc.	0.45	0.40

[1]	Prior to October 1, 2014, Funds Management received an annual advisory fee which started at 0.65% and declined to 0.55% as the average daily net assets of the Portfolio increased.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2015 were as follows:

	Purchases at cost	Sales proceeds
C&B Large Cap Value Portfolio	$108,349,671	$113,506,107
Diversified Large Cap Growth Portfolio	59,605,407	86,665,017
Emerging Growth Portfolio	619,717,754	802,416,420
Index Portfolio	100,549,834	465,058,850
International Growth Portfolio	77,621,976	80,427,716
International Value Portfolio	127,901,470	86,743,731
Large Company Value Portfolio	62,002,729	77,949,032
Small Company Growth Portfolio	572,756,090	286,525,127
Small Company Value Portfolio	108,353,331	117,764,402

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2015, Index Portfolio used uninvested cash to enter into futures contracts to gain market exposure.

At May 31, 2015, Index Portfolio had long futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2015	Unrealized gains
6-18-2015	Jefferies Bache	69 Long	S&P 500 Index	$36,328,500	$167,080

Index Portfolio had an average notional amount of $39,320,563 in long futures contracts outstanding during the year ended May 31, 2015.

The payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties.

146	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolios under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments or Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Index Portfolio	Futures – variation margin	Jefferies Bache	$275,285	$0	$(275,285)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Portfolios that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Equity Gateway Funds	147

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolio of investments (for Wells Fargo Advantage Index Portfolio), of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, and Wells Fargo Advantage Small Company Value Portfolio (the “Portfolios”), nine of the portfolios constituting the Wells Fargo Master Trust, as of May 31, 2015, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from October 1, 2010 to May 31, 2011, and for the year ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios, of Wells Fargo Master Trust as of May 31, 2015, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from October 1, 2010 to May 31, 2011, and for the year ended September 30, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2015

148	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2015:

Dividends-received deduction
C&B Large Cap Value Fund	100.00%
Diversified Equity Fund	47.41
Emerging Growth Fund	10.47
Index Fund	34.77
Small Company Growth Fund	6.55

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2015:

Long-term capital gain distributions
Diversified Equity Fund	$22,085,629
Emerging Growth Fund	63,398,565
Index Fund	24,603,892
Small Company Growth Fund	18,657,537

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2015 have been designated as qualified dividend income (QDI):

QDI
C&B Large Cap Value Fund	$2,705,060
Diversified Equity Fund	4,171,575
Emerging Growth Fund	1,152,248
Index Fund	18,033,109
International Value Fund	12,049,863
Small Company Growth Fund	127,562

For the fiscal year ended May 31, 2015, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Diversified Equity Fund	$5,373,664
Emerging Growth Fund	10,973,787
Index Fund	6,888,017
Small Company Growth Fund	1,846,056

Pursuant to Section 853 of the Internal Revenue Code, International Value Fund expects to designate amounts as foreign taxes paid for the fiscal year ended May 31, 2015. Additional details will be available in the semiannual report.

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	149

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

150	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson Chairman, since 2008 is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	151

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Jeremy DePalma acts as Treasurer of International Value Fund, International Growth Portfolio, and International Value Portfolio and Assistant Treasurer of the remaining funds in this shareholder report. In addition, Jeremy DePalma acts as Treasurer of 58 other funds and Assistant Treasurer of 60 other funds in the Fund Complex. Nancy Wiser serves as Treasurer of the remaining funds in this shareholder report as well as 60 other funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

152	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, Wells Fargo Advantage Small Company Value Fund, Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio and Wells Fargo Advantage Small Company Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund and Wells Fargo Advantage Small Company Value Fund (individually, a “Gateway Fund” and collectively, the “Gateway Funds”): (i) an investment advisory agreement (the “Gateway Fund Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment management agreement (the “Management Agreement”) with Funds Management. The Management Agreement combines the terms of the Gateway Fund Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services.

The Master Trust Board, all the members of which are Independent Trustees, reviewed and approved an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for each of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio and Wells Fargo Advantage Small Company Value Portfolio (individually, a “Master Portfolio” and collectively, the “Master Portfolios”). The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.”

The Master Trust Board also reviewed and approved: (i) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”) for each of the Diversified Large Cap Growth Portfolio and Emerging Growth Portfolio; (ii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the International Growth Portfolio; (iii) an investment sub-advisory agreement with Cooke & Bieler L.P. (“Cooke & Bieler”) for the C&B Large Cap Value Portfolio; (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the International Value Portfolio; (v) an investment sub-advisory agreement with Peregrine Capital Management, Inc. (“Peregrine”) for each of the Small Company Growth Portfolio and Small Company Value Portfolio; (vi) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Index Portfolio; and (vii) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Portfolio (collectively, the “Sub-Advisory Agreements”). WellsCap, Artisan, Cooke & Bieler, LSV, Peregrine, Golden and Phocas are collectively referred to as the “Sub-Advisers”, and the Gateway Fund Advisory Agreement, the Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

The Diversified Equity Fund is a gateway blended fund that invests all of its assets in multiple Master Portfolios. The C&B Large Cap Value Fund, Emerging Growth Fund, Index Fund, International Value Fund, Small Company Growth Fund and Small Company Value Fund are gateway feeder funds that invest substantially all of their assets in the C&B Large Cap Value Portfolio, Emerging Growth Portfolio, Index Portfolio, International Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, respectively. Each of these Master Portfolios has a substantially similar investment objective and substantially similar investment strategies to the respective Gateway Fund. Information provided to the Boards regarding these Funds is also applicable to the Master Portfolios identified above, as relevant.

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	153

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Advisory Agreement for the period from June 1, 2015 through June 30, 2015 and approved the Management Agreement for the period from July 1, 2015 through May 31, 2016. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement for a one-year term commencing June 1, 2015 through May 31, 2016 and the Sub-Advisory Agreements for a one-year term through May 31, 2016. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Funds Trust Board noted that the services to be provided to the Gateway Funds pursuant to the Management Agreement combined the advisory services previously provided to the Gateway Funds pursuant to the Gateway Fund Advisory Agreement with the Fund-level administrative services previously provided to the Gateway Funds pursuant to the Gateway Fund’s Administration Agreement. The Funds Trust Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Gateway Funds.

The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended March 31, 2015. The Boards considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the respective Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the C&B Large Cap Value Fund was higher than or in range of the average performance of its Universe for the one-, three- and five-year periods under review, but lower than the average

154	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

performance of its Universe for the first quarter of 2015 and for the ten-year period under review; (ii) the performance of the Diversified Equity Fund was higher than or in range of the average performance of its Universe for the first quarter of 2015 and for the one- and five-year periods under review, but lower than the average performance of its Universe for the three- and ten-year periods under review; (iii) the performance of the Emerging Growth Fund was higher than the average performance of its Universe for all periods under review except the three-year period; (iv) the performance of the Index Fund was higher than or in range of the average performance of its Universe for all periods under review; (v) the performance of the International Value Fund was higher than the average performance of its Universe for all periods under review except the ten-year period; (vi) the performance of the Small Company Growth Fund was higher than the average performance of its Universe for all periods under review; and (vii) the performance of the Small Company Value Fund was higher than or in range of the average performance of its Universe for all periods under review.

The Funds Trust Board also noted that the performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the C&B large Cap Value Fund was higher than or in range of its benchmark, the Russell 1000 Value Index, for all periods under review except the three- and five-year periods; (ii) the performance of the Diversified Equity Fund was lower than its benchmark, the Diversified Equity Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Diversified Equity Fund’s relative performance, for all periods under review except the first quarter of 2015; (iii) the performance of the Emerging Growth Fund was lower than its benchmark, the Russell 2000 Growth Index, for all periods under review except the first quarter of 2015; (iv) the performance of the Index Fund was in range of its benchmark, the S&P 500 Index, for all periods under review; (v) the performance of the International Value Fund was lower than its benchmark, the MSCI EAFE Value Index, for all periods under review except the first quarter of 2015 and the five-year period; (vi) the performance of the Small Company Growth Fund was higher than its benchmark, the Russell 2000 Growth Index, for all periods under review; and (vii) the performance of the Small Company Value Fund was higher than or in range of its benchmark, the Russell 2000 Value Index, for all periods under review.

The Funds Trust Board received information concerning, and discussed factors contributing to the underperformance of certain Gateway Funds for certain periods as noted above. Funds Management advised the Funds Trust Board about certain market conditions and investment decisions that it believed contributed to such underperformance.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Funds were as follows: (i) the net operating expense ratios of the C&B Large Cap Value Fund were lower than the median net operating expense ratios of its expense Groups for all share classes; (ii) the net operating expense ratios of the Diversified Equity Fund were lower than or in range of the median net operating expense ratios of its expense Groups for all share classes; (iii) the net operating expense ratios of the Emerging Growth Fund were lower than or in range of the median net operating expense ratios for its expense Groups for all share classes; (iv) the net operating expense ratios of the Index Fund were lower than the median net operating expense ratios for its expense Groups for all share classes; (v) the net operating expense ratios of the International Value Fund were lower than or in range of the median net operating expense ratios for its expense Groups for all share classes; (vi) the net operating expense ratios of the Small Company Growth Fund were lower than or in range of the net operating expense ratios for its expense Groups for all share classes; and (vii) the net operating expense ratios of the Small Company Value Fund were lower than, in range or equal to the net operating expense ratios for its expense Groups for all share classes.

The Funds Trust Board discussed and accepted Funds Management’s proposal to increase the net operating expense ratio caps for the Administrator Class and Institutional Class for the C&B Large Cap Value Fund, to reduce the net operating expense ratio caps for Class A, Class B, and Class C of the Diversified Equity Fund, to reduce the net operating expense ratio caps for Class A, and Class C of the Emerging Growth Fund, to reduce the net operating expense ratio caps for Class B, and Class C of the Index Fund, to reduce the net operating expense ratio caps for Class A, Class B, Class C, and

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	155

the Institutional Class of the International Value Fund, to reduce the net operating expense ratio caps for Class A, Class B, and Class C of the Small Company Growth Fund, and to reduce the net operating expense ratio caps for Class A, Class B and Class C of the Small Company Value Fund. In accepting such proposed new net operating expense ratio caps, the Funds Trust Board noted that the new net operating expense ratios of the Gateway Funds identified above would still be lower than or in range of the median net operating expense ratios of their respective expense Groups. Additionally, the Funds Trust Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares with respect to the C&B Large Cap Value Fund, the Emerging Growth Fund, and the Index Fund.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Gateway Fund Advisory Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

Except with respect to the Diversified Equity Fund, the Funds Trust Board noted that Funds Management receives no advisory fees from a Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Gateway Fund were to change its investment structure so that it begins to invest in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets among various master portfolios. The Funds Trust Board noted that the Diversified Equity Fund is a gateway blended fund that invests in multiple master portfolios and therefore pays an advisory fee to Funds Management. The Funds Trust Board also noted that the fee rate to be paid by the Gateway Funds under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by each Gateway Fund under the Gateway Fund Advisory Agreement and Administration Agreement with Funds Management.

The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Gateway Funds, on a combined basis with each Gateway Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Funds Trust Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of the Management Rates of each Gateway Fund, which, except in the case of the Diversified Equity Fund, include the advisory fees paid at the Master Portfolio level, with those of other funds in the expense Groups at a common asset level. The Funds Trust Board noted that the Management Rates of the Gateway Funds were as follows: (i) the Management Rates of the C&B Large Cap Value Fund were lower than or in range of the average rates for its respective expense Groups for all share classes; (ii) the Management Rates for the Diversified Equity Fund were lower than the average rates of its respective expense Groups for all share classes; (iii) the Management Rates for the Emerging Growth Fund were lower than or in range of the average rates of its respective expense Groups for all share classes; (iv) the Management Rates for the Index Fund were equal to or in range of the average rates of its respective expense Groups for all share classes except for the Investor Class, which had higher Management Rates relative to its expense Group; (v) the Management Rates for the International Value Fund were lower than or in range of the average rates of its respective expense Groups for all share classes; (vi) the Management Rates for the Small Company Growth Fund were lower than or in range of the average rates of its respective expense Groups for all share classes; and (vii) the Management Rates for the Small Company Value Fund were lower than or in range of the average rates of its respective expense Groups for all share classes. While the Investor Class of the Index Fund had a higher Management Rate than its expense Group, the Funds Trust Board discussed and accepted Funds Management’s proposal to convert the Index Fund’s Investor Class shares into Class A shares.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were lower than or equal to the median rate for the Master Portfolio’s respective expense Group.

156	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

The Master Trust Board also received and considered information about the portions of the total advisory fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. With respect to the Master Portfolios sub-advised by Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the respective Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap, Peregrine and Golden, the Master Trust Board ascribed limited relevance to the allocation of the advisory fee between them. With respect to Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered that the Sub-Advisory Agreement Rates paid to each of these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Management Agreement and the Gateway Fund Advisory Agreement was reasonable, in light of the services covered by the Management Agreement and the Gateway Fund Advisory Agreement, respectively. The Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to each Sub-Adviser under each Sub-Advisory Agreement was reasonable, in light of the services covered by the Master Portfolio Advisory Agreement and each Sub-Advisory Agreement, respectively.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards also received and considered information concerning the profitability of WellsCap, Peregrine, and Golden, if any, from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo profitability analysis. The Boards did not receive or consider profitability information with respect to Artisan, Cooke & Bieler, LSV and Phocas, as the sub-advisory fees paid to them had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Boards did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee structure and each Gateway Fund’s administration and management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Boards considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other Benefits to Funds Management and the Sub-Advisers

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine and Golden, and by Artisan, Cooke & Bieler, LSV and Phocas, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	157

attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by WellsCap, Artisan, Cooke & Bieler, Peregrine and Golden, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine and Golden, or by Artisan, Cooke & Bieler, LSV or Phocas, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Advisory Agreement for the period from June 1, 2015 through June 30, 2015 and approved the Management Agreement for the period from July 1, 2015 through May 31, 2016. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement for a one-year term commencing June 1, 2015 through May 31, 2016 and the Sub-Advisory Agreements for a one-year term through May 31, 2016. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable.

158	Wells Fargo Advantage Equity Gateway Funds	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PIK	— Payment-in-kind
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian leu
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

234456 07-15 AEGLD/AR111 05-15

Wells Fargo Advantage Income Funds

Annual Report

May 31, 2015

■	Wells Fargo Advantage Core Bond Fund

■	Wells Fargo Advantage Real Return Fund (formerly, Wells Fargo Advantage Inflation-Protected Bond Fund)

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website:
http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/corebond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of May 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Funds disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Income Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Income Funds for the 12-month period that ended May 31, 2015. The period was marked by low interest rates, a large decline in oil prices, and moderate U.S. economic growth. Investment-grade bonds, as measured by the Barclays U.S. Aggregate Bond Index1, returned 3.03% during the period.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

Economic growth was moderate, and oil prices plummeted.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.5% as of May 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from nearly $100 per barrel at the beginning of the period to below $50 per barrel in early 2015 before reaching $60 per barrel at the end of May 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured companies within the energy sector.

Longer-dated securities and higher-rated credits were top performers.

Ten-year U.S. Treasury rates declined during the period from 2.52% at end of May 2014 to 1.64% in January 2015, benefiting both from a perceived safe-haven status as well as relative attractiveness to global investors. Ten-year U.S. Treasury yields subsequently rose, ending the period with a yield of 2.13%.

Treasury bonds with maturities greater than 20 years returned more than 11% during the 12-month period that ended May 31, 2015, according to the Barclays U.S. Aggregate Bond Index. This was due, in part, to strong demand from overseas investors because yields in Europe and Japan were substantially lower than U.S. yields. In addition, because the dollar strengthened, the returns from Treasuries were even higher for foreign-domiciled investors. Longer-maturity debt across all sectors outperformed shorter-dated securities.

Investment-grade corporate bonds returned 2.2% during the 12-month reporting period, according to the Barclays U.S. Aggregate Bond Index, and AAA-rated bonds had higher returns than BBB-rated bonds. Lower-rated credits, including high yield, underperformed in the second half of 2014 as oil prices fell dramatically. Not only were many energy and mining companies negatively

[1]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Income Funds	3

affected, but investor trepidation about weak global growth caused investment-grade spreads to modestly widen while high-yield spreads widened substantially. As oil prices stabilized in 2015, high-yield credit spreads began to narrow, declining 50 basis points (bps; 100 bps equals 1.00%) during the first five months of 2015 to end May 2015 at 433 bps over Treasury yields.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

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4	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Core Bond Fund1

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Troy Ludgood

Thomas O’Connor, CFA

Average annual total returns2 (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (MBFAX)	10-31-2001	(1.78)	3.35	4.47	2.85	4.31	4.95	0.86	0.78
Class B (MBFBX)*	10-31-2001	(2.91)	3.17	4.37	2.09	3.52	4.37	1.61	1.53
Class C (MBFCX)	10-31-2001	1.02	3.52	4.12	2.02	3.52	4.12	1.61	1.53
Class R (WTRRX)	7-9-2010	–	–	–	2.63	4.04	4.67	1.11	1.03
Class R4 (MBFRX)	11-30-2012	–	–	–	3.07	4.60	5.24	0.63	0.52
Class R6 (WTRIX)	11-30-2012	–	–	–	3.23	4.73	5.36	0.48	0.37
Administrator Class (MNTRX)	6-30-1997	–	–	–	2.96	4.41	5.06	0.80	0.70
Institutional Class (MBFIX)	10-31-2001	–	–	–	3.17	4.70	5.35	0.53	0.42
Investor Class (WTRZX)	4-8-2005	–	–	–	2.87	4.27	4.87	0.89	0.79
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	3.03	3.90	4.61	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	5

Wells Fargo Advantage Core Bond Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2015

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the affiliated master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximuminitial sales charge of 4.50%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Core Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2015.

■	Yield-curve positioning detracted from performance, particularly at the end of 2014 and the beginning of 2015, when the curve flattened. Due to security selection decisions, we had a small underweight to the long end of the curve during this period. An overweight to corporate bonds was also a small detractor from performance.

■	The Fund does not invest by anticipating interest-rate movements because we seek to avoid macro bets; therefore, duration had a neutral effect on performance. Instead, the Fund seeks to capture relative value with bottom-up security selection.

Easy monetary policy and lower oil prices set the stage for fixed income.

Central banks around the world maintained a dovish stance during the reporting period. The U.S. Federal Reserve (Fed) held the federal funds rate near zero and ended its quantitative easing (QE) program but continued to reinvest the proceeds from maturing Treasury securities and principal payments from the agency debt and mortgage-based securities it holds on its balance sheet. The Fed set expectations that it would begin to raise rates depending on the incoming data. In early 2015, the European Central Bank took a long-awaited policy leap and joined the global QE party, announcing a one-trillion-euro government bond-buying program.

Meanwhile, oil prices collapsed in the second half of 2014 from nearly $100 per barrel to less than $50, which helped send credit spreads to the widest levels of the year as the energy-related firms, in particular, suffered from the rout in oil. By February 2015, however, credit spreads began to narrow again amid signs of European economic improvement, stabilization in oil prices, and excitement about forthcoming European QE. Corporate investment-grade debt issuance surged year to date in 2015 to more than $600 billion, a new record for the first five months of the year. Issuance was largely undertaken by companies to complete financing for near-record merger and acquisition activity as well as to take advantage of attractive funding levels.

Ten largest holdings[7] (%) as of May 31, 2015
U.S. Treasury Note, 0.63%, 5-31-2017	2.87
U.S. Treasury Note, 0.63%, 12-15-2016	2.54
U.S. Treasury Note, 0.88%, 8-15-2017	2.51
GNMA, 4.00%, 7-20-2045	1.86
U.S. Treasury Note, 1.50%, 5-31-2020	1.86
FNMA, 3.50%, 8-13-2045	1.73
FNMA, 3.50%, 7-14-2045	1.39
U.S. Treasury Note, 3.13%, 4-30-2017	1.24
FHLMC, 4.00%, 3-1-2045	1.22
U.S. Treasury Note, 0.50%, 3-31-2017	1.20

We believe in bottom-up security selection rather than top-down macro bets.

Consistent with our bottom-up process, we maintained a neutral duration. We ended the period with a neutral allocation to mortgage securities compared with the benchmark because we believed mortgage valuations were fair. We are, however, monitoring the risks that the Fed stops reinvesting mortgage paydowns on its balance sheet.

We maintained overweights to commercial mortgage-backed securities (CMBS), asset-backed securities, and corporate bonds, where we sought the best risk-adjusted security selection opportunities within those sectors. Security selection in CMBS, particularly an overweight to seasoned 2010 and 2011 bonds, contributed to performance. Corporate security selection within health care, sovereigns, and banks contributed to performance. Examples included Actavis plc, Slovenia, and Morgan Stanley. Limited allocations to Time Warner Cable Incorporated and Transocean Limited also contributed to results.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	7

Wells Fargo Advantage Core Bond Fund (continued)

Portfolio allocation[8] as of May 31, 2015

We continue to focus on risk management and seek relative-value opportunities.

As was the case in the first quarter of 2014, real gross domestic product in the first quarter of 2015 started off weak, at only a -0.7% quarter-over-quarter annualized growth rate. A volatile environment for financial markets is expected to persist as investors and policymakers alike look to incoming data in order to assess how economies are responding to the recent dramatic shifts in currency and commodity prices. Employment gains pushed the U.S. unemployment rate down to 5.5% as of May 2015, and unit labor costs moved higher. As a result, markets are growing increasing wary of the inevitable Fed rate hike, which now seems targeted for September despite the soft start to the year. European officials appear steadfast in their commitment to a QE program lasting until at least 2016. In the emerging markets, growth risks remain skewed to the downside, particularly in China and among commodity exporters. Volatility should increase as we head through the balance of 2015, with the Fed remaining data dependent.

We expect fixed income markets will provide plenty of opportunities as we move through the balance of 2015. Increased volatility and a continued strong corporate issuance will enable us to add value through our bottom-up, active, relative-value investment management approach, where we remain particularly focused on risk management. We continue to focus on bottom-up security selection and intend to take advantage of relative-value dislocations as they arise.

Please see footnotes on page 5.

8	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Real Return Fund1

Investment objective

The Fund seeks returns that exceed the rate of inflation over the long-term.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA, FRM

Michael Bradshaw, CFA

Michael J. Bray, CFA

Christian L. Chan, CFA

Jeffrey Everett, CFA

Ann M. Miletti

Jay N. Mueller, CFA

Thomas M. Price, CFA

Dale Winner, CFA

Average annual total returns (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (IPBAX)	2-28-2003	(3.32)	2.48	3.21	1.24	3.42	3.69	1.29	0.85
Class B (IPBBX)*	2-28-2003	(4.55)	2.35	3.18	0.45	2.71	3.18	2.04	1.60
Class C (IPBCX)	2-28-2003	(0.54)	2.73	2.95	0.46	2.73	2.95	2.04	1.60
Administrator Class (IPBIX)	2-28-2003	–	–	–	1.56	3.75	3.98	1.23	0.60
Barclays U.S. Treasury Inflation-Protected Securities Index[4]	–	–	–	–	(0.47)	3.79	4.28	–	–
Consumer Price Index[5]	–	–	–	–	(0.04)	1.74	2.04	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policiesmay lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loanmay become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	9

Wells Fargo Advantage Real Return Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2015

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the affiliated master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays U.S. Treasury Inflation-Protected Securities Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

[5]	The Consumer Price Index (CPI) for All Urban Consumers in U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares since inception with the Barclays U.S. Treasury Inflation-Protected Securities Index and Consumer Price Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the effective maturity of the affiliated master portfolio which are calculated based on the total fixed-income investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

10	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Real Return Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmarks, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index and the Consumer Price Index (CPI), for the 12-month period that ended May 31, 2015.

■	An overweight allocation to inflation-sensitive global equities contributed to performance. A large allocation to the consumer staples sector, coupled with strong security selection, also contributed to performance.

■	Meanwhile, the Fund’s allocation to precious metals equities detracted from performance.

As of December 1, 2014, the Fund was renamed the Wells Fargo Advantage Real Return Fund.

The Fund’s stated investment objective (the Fund seeks returns that exceed the rate of inflation over the long-term) did not change. The Fund may now invest in a broader array of debt and equity securities in addition to inflation-indexed debt securities, which we believe improves the level of inflation protection. We note, however, that lower-rated debt and equities may have more volatility than higher-rated asset classes. The principal investment strategy is the following: Under normal circumstances, the Fund will invest at least 80% of its total assets in debt securities; at least 65% in inflation-indexed debt securities; up to 20% in below-investment-grade debt securities; up to 15% in debt securities of foreign issuers, including issuers from emerging markets; and up to 20% in equity securities of common and preferred stock of domestic and foreign issuers, including issuers from emerging markets.

Ten largest holdings[7] (%) as of May 31, 2015
TIPS, 0.13%, 4-15-2019	4.44
TIPS, 0.25%, 1-15-2025	3.16
TIPS, 0.63%, 1-15-2024	3.15
TIPS, 0.38%, 7-15-2023	3.00
TIPS, 0.63%, 7-15-2021	3.00
TIPS, 0.13%, 1-15-2023	2.94
TIPS, 0.13%, 4-15-2017	2.77
TIPS, 0.13%, 7-15-2022	2.76
TIPS, 0.13%, 1-15-2022	2.68
TIPS, 0.13%, 7-15-2024	2.48

Real rates experienced a fair degree of volatility over the period.

Real interest rates (nominal rates less the rate of inflation) reacted to U.S. economic fundamentals, expectations for U.S. Federal Reserve (Fed) policy, and aggressive intervention in the euro currency zone bond market by the European Central Bank. Despite the choppy environment, however, 10-year Treasury yields ended little changed from levels that prevailed at the beginning of the period. The TIPS yield curve became flatter over the period, with short-term securities experiencing substantial increases in yield while real rates with maturities between 20 and 30 years declined.

Inflation, as measured by the CPI, slipped into negative territory during the second half of the period, driven by the steep decline in the prices of energy-related components, principally gasoline. By the end of April 2015, the CPI had fallen 0.2% from the previous April. In a sharp reversal, however, international crude-oil prices rose about 20% at the end of May 2015 from their January lows. Retail gasoline costs jumped even faster, posting a nearly 35% rise from their January lows. These price changes began rippling through the CPI, pushing the index back into positive territory in each of the past three months (February, March, and April 2015). In line with the partial recovery in the CPI, the implied inflation break-even rates in the TIPS market rose about 0.50% from their lows in the 5-year maturity range and about 0.30% in the 10-year maturity range.

The TIPS holdings in the Fund performed largely in line with the benchmark index. Modest incremental returns were added through judicious attention to changes in the composition of the index, which are driven by the periodic issuance of new TIPS as well as the gradual aging out of the index by the shortest-maturity bonds.

Looking forward, we expect to see real rates (meaning nominal interest rates less the rate of inflation) remain modestly positive for intermediate and long TIPS. TIPS with maturities less than five years could continue to sport slightly negative real rates until the Fed begins to raise the federal funds target rate. We anticipate an initial rate hike to occur by the September Federal Open Market Committee meeting, though the Fed’s timetable will remain subject to progress in U.S. economic growth and employment. In line with the guidance from the monetary authorities, we anticipate the forthcoming tightening cycle to be gradual with a terminal peak rate somewhat lower than in previous cycles.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	11

Wells Fargo Advantage Real Return Fund (continued)

Effective maturity distribution[8] as of May 31, 2015

The Fund added new security types to improve its level of inflation protection.

In December 2014, the Fund was repositioned for better diversification by allowing for investments in a broader array of debt and inflation-sensitive equity securities. Specifically, we sold a portion of the TIPS holdings in order to diversify into short-term high yield, global materials, global energy, global consumer staples, real estate investment trusts (REITS), and precious metals equities. This transition was completed during the month of December 2014, resulting in a 14.8% exposure to debt and a 15.5% exposure to inflation-sensitive equities while leaving 69.7% of the portfolio invested in TIPS. These changes reduced the portfolio duration (of the fixed-income portfolio) from 4.6 to 4.0 years.

We expect these changes should position the portfolio to perform well as the U.S. economy continues its expansion. We will continue to monitor the equity allocations to energy, materials, REITS, consumer staples, and precious metals for relative values and tactically reposition the portfolio via sector rotations.

Please see footnotes on page 9.

12	Wells Fargo Advantage Income Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Core Bond Fund	Beginning account value 12-1-2014	Ending account value 5-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,008.68	$3.91	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class B
Actual	$1,000.00	$1,004.92	$7.65	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class C
Actual	$1,000.00	$1,004.95	$7.65	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R
Actual	$1,000.00	$1,007.48	$5.16	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Class R4
Actual	$1,000.00	$1,010.04	$2.61	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%
Class R6
Actual	$1,000.00	$1,010.80	$1.85	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.87	0.37%
Administrator Class
Actual	$1,000.00	$1,009.13	$3.51	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%

Please see footnote on page 13.

Fund expenses (unaudited)	Wells Fargo Advantage Income Funds	13

Wells Fargo Advantage Core Bond Fund (continued)	Beginning account value 12-1-2014	Ending account value 5-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Institutional Class
Actual	$1,000.00	$1,010.54	$2.11	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
Investor Class
Actual	$1,000.00	$1,008.68	$3.96	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98	0.79%
Wells Fargo Advantage Real Return Fund
Class A
Actual	$1,000.00	$1,021.21	$4.28	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Class B
Actual	$1,000.00	$1,016.33	$8.04	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Class C
Actual	$1,000.00	$1,017.34	$8.05	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Administrator Class
Actual	$1,000.00	$1,023.09	$3.03	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

14	Wells Fargo Advantage Income Funds	Portfolios of investments—May 31, 2015

CORE BOND FUND

Security name	Value

Investment Companies: 99.75%

Affiliated Master Portfolios: 99.75%
Wells Fargo Advantage Core Bond Portfolio	$3,284,492,674

Total Investment Companies (Cost $3,261,440,734)	3,284,492,674

Total investments in securities (Cost $3,261,440,734) *	99.75%	3,284,492,674
Other assets and liabilities, net	0.25	8,328,869

Total net assets	100.00%	$3,292,821,543

*	Cost for federal income tax purposes is $3,268,482,524 and unrealized gains (losses) consists of:
	Gross unrealized gains	$16,010,150
	Gross unrealized losses	0

	Net unrealized gains	$16,010,150

REAL RETURN FUND

Security name	Value

Investment Companies: 99.62%

Affiliated Master Portfolios: 99.62%
Wells Fargo Advantage Real Return Portfolio	$31,104,197

Total Investment Companies (Cost $30,469,120)	31,104,197

Total investments in securities (Cost $30,469,120) *	99.62%	31,104,197
Other assets and liabilities, net	0.38	117,176

Total net assets	100.00%	$31,221,373

*	Cost for federal income tax purposes is $30,352,319 and unrealized gains (losses) consists of:
	Gross unrealized gains	$751,878
	Gross unrealized losses	0

	Net unrealized gains	$751,878

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2015	Wells Fargo Advantage Income Funds	15

	Core Bond Fund	Real Return Fund

Assets
Investment in the affiliated Master Portfolio, at value (see cost below)	$3,284,492,674	$31,104,197
Receivable for Fund shares sold	17,997,498	159,896
Receivable from administrator	0	13,531
Prepaid expenses and other assets	97,064	27,355

Total assets	3,302,587,236	31,304,979

Liabilities
Dividends payable	457,987	0
Payable for Fund shares redeemed	8,707,499	34,901
Distribution fees payable	51,124	4,774
Administration fees payable	201,227	0
Shareholder report expenses payable	31,857	15,974
Shareholder servicing fees payable	247,722	6,546
Professional fees payable	20,361	18,500
Accrued expenses and other liabilities	47,916	2,911

Total liabilities	9,765,693	83,606

Total net assets	$3,292,821,543	$31,221,373

NET ASSETS CONSIST OF
Paid-in capital	$3,322,928,484	$29,865,138
Undistributed (overdistributed) net investment income	2,094,160	(223)
Accumulated net realized gains (losses) on investments	(55,253,041)	721,381
Net unrealized gains on investments	23,051,940	635,077

Total net assets	$3,292,821,543	$31,221,373

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$506,043,483	$12,977,311
Shares outstanding – Class A1	38,452,743	1,288,758
Net asset value per share – Class A	$13.16	$10.07
Maximum offering price per share – Class A2	$13.78	$10.54
Net assets – Class B	$1,350,105	$94,557
Shares outstanding – Class B1	102,912	9,538
Net asset value per share – Class B	$13.12	$9.91
Net assets – Class C	$72,797,741	$7,470,935
Shares outstanding – Class C1	5,584,897	753,135
Net asset value per share – Class C	$13.03	$9.92
Net assets – Class R	$16,410,770	N/A
Shares outstanding – Class R1	1,277,262	N/A
Net asset value per share – Class R	$12.85	N/A
Net assets – Class R4	$49,260,871	N/A
Share outstanding – Class R4[1]	3,839,045	N/A
Net asset value per share – Class R4	$12.83	N/A
Net assets – Class R6	$726,165,442	N/A
Shares outstanding – Class R6[1]	56,583,396	N/A
Net asset value per share – Class R6	$12.83	N/A
Net assets – Administrator Class	$487,980,812	$10,678,570
Shares outstanding – Administrator Class[1]	37,978,085	1,052,299
Net asset value per share – Administrator Class	$12.85	$10.15
Net assets – Institutional Class	$1,360,397,836	N/A
Shares outstanding – Institutional Class[1]	106,031,360	N/A
Net asset value per share – Institutional Class	$12.83	N/A
Net assets – Investor Class	$72,414,483	N/A
Shares outstanding – Investor Class[1]	5,636,029	N/A
Net asset value per share – Investor Class	$12.85	N/A

Investment in the affiliated Master Portfolio, at cost	$3,261,440,734	$30,469,120

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Income Funds	Statements of operations—year ended May 31, 2015

	Core Bond Fund	Real Return Fund

Investment income
Interest allocated from the affiliated Master Portfolio*	$59,703,086	$312,086
Dividends allocated from the affiliated Master Portfolio**	0	73,059
Securities lending income allocated from the affiliated Master Portfolio	177,293	3,837
Expenses allocated from the affiliated Master Portfolio	(10,231,812)	(161,162)
Waivers allocated from the affiliated Master Portfolio	569,132	36,984

Total investment income	50,217,699	264,804

Expenses
Administration fees
Fund level	1,384,207	14,193
Class A	717,766	21,402
Class B	3,073	230
Class C	122,982	13,066
Class R	27,613	N/A
Class R4	15,763	N/A
Class R6	144,160	N/A
Administrator Class	435,244	6,700
Institutional Class	971,635	N/A
Investor Class	140,116	N/A
Shareholder servicing fees
Class A	1,121,510	33,441
Class B	4,802	360
Class C	192,160	20,416
Class R	43,145	N/A
Class R4	19,704	N/A
Administrator Class	1,087,442	16,750
Investor Class	184,084	N/A
Distribution fees
Class B	14,406	1,080
Class C	576,480	61,248
Class R	43,145	N/A
Custody and accounting fees	105,734	2,166
Professional fees	30,678	32,483
Registration fees	96,635	38,262
Shareholder report expenses	133,275	21,469
Trustees’ fees and expenses	12,485	16,523
Other fees and expenses	73,447	7,325

Total expenses	7,701,691	307,114
Less: Fee waivers and/or expense reimbursements	(1,866,424)	(144,427)

Net expenses	5,835,267	162,687

Net investment income	44,382,432	102,117

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transaction allocated from the affiliated Master Portfolio	47,175,434	740,740

Net change in unrealized gains (losses) on securities transactions allocated from the affiliated Master Portfolio	(14,214,826)	(641,821)

Net realized and unrealized gains (losses) on investments	32,960,608	98,919

Net increase in net assets resulting from operations	$77,343,040	$201,036

* Net of foreign interest withholding taxes allocated from the affiliated Master Portfolio in the amount of	$6,332	$0
** Net of foreign dividend withholding taxes allocated from the affiliated Master Portfolio in the amount of	$0	$5,504

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Income Funds	17

	Core Bond Fund
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$44,382,432		$43,855,821
Net realized gains (losses) on investments		47,175,434		(22,845,613)
Net change in unrealized gains (losses) on investments		(14,214,826)		38,815,973

Net increase in net assets resulting from operations		77,343,040		59,826,181

Distributions to shareholders from
Net investment income
Class A		(6,367,850)		(5,865,007)
Class B		(13,601)		(44,647)
Class C		(526,070)		(785,155)
Class R		(204,535)		(228,016)
Class R4		(301,362)		(198)
Class R6		(8,573,230)		(4,993,318)
Administrator Class		(6,530,804)		(7,410,590)
Institutional Class		(21,645,383)		(24,972,274)
Investor Class		(1,042,999)		(1,215,426)
Net realized gains
Class A		0		(4,026,801)
Class B		0		(66,870)
Class C		0		(1,061,860)
Class R		0		(200,189)
Class R4		0		(116)
Class R6		0		(3,379,798)
Administrator Class		0		(5,298,095)
Institutional Class		0		(14,862,491)
Investor Class		0		(890,215)

Total distributions to shareholders		(45,205,834)		(75,301,066)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	17,971,486	235,630,095	13,263,129	169,361,027
Class B	5,794	75,748	8,113	103,477
Class C	1,111,855	14,430,938	1,073,877	13,574,972
Class R	783,753	10,023,919	565,045	7,030,979
Class R4	4,293,814	55,081,322	539	6,747
Class R6	44,555,184	572,349,232	9,810,178	123,007,279
Administrator Class	16,736,880	215,246,257	6,606,938	82,398,290
Institutional Class	49,516,356	633,001,084	23,963,448	298,197,431
Investor Class	1,213,452	15,517,521	913,005	11,375,149

		1,751,356,116		705,055,351

Reinvestment of distributions
Class A	428,287	5,615,379	676,177	8,599,787
Class B	992	12,927	8,486	107,269
Class C	17,848	231,386	67,017	842,297
Class R	6,287	80,370	12,067	149,720
Class R4	23,328	301,362	25	314
Class R6	663,379	8,507,857	674,798	8,373,053
Administrator Class	501,436	6,420,079	1,002,318	12,441,990
Institutional Class	1,327,635	16,973,646	2,632,495	32,642,786
Investor Class	80,287	1,027,384	166,663	2,068,605

		39,170,390		65,225,821

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Income Funds	Statements of changes in net assets

	Core Bond Fund
	Year ended May 31, 2015		Year ended May 31, 2014

	Shares		Shares

Capital share transactions (continued)
Payment for shares redeemed
Class A	(10,589,489)	$(138,586,528)	(14,705,448)	$(187,743,147)
Class B	(115,766)	(1,507,965)	(437,063)	(5,557,754)
Class C	(1,858,972)	(24,109,058)	(3,887,358)	(49,099,264)
Class R	(860,205)	(11,034,948)	(767,381)	(9,537,802)
Class R4	(479,442)	(6,178,101)	0	0
Class R6	(11,617,990)	(149,382,398)	(3,660,800)	(45,426,055)
Administrator Class	(11,799,313)	(150,982,820)	(16,446,447)	(204,932,981)
Institutional Class	(40,315,878)	(513,863,486)	(49,657,817)	(618,682,076)
Investor Class	(1,491,148)	(19,075,189)	(2,791,733)	(34,783,987)

		(1,014,720,493)		(1,155,763,066)

Net increase (decrease) in net assets resulting from capital share transactions		775,806,013		(385,481,894)

Total increase (decrease) in net assets		807,943,219		(400,956,779)

Net assets
Beginning of period		2,484,878,324		2,885,835,103

End of period		$3,292,821,543		$2,484,878,324

Undistributed net investment income		$2,094,160		$2,917,161

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Income Funds	19

	Real Return Fund
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$102,117		$314,559
Net realized gains on investments		740,740		354,033
Net change in unrealized gains (losses) on investments		(641,821)		(1,670,381)

Net increase (decrease) in net assets resulting from operations		201,036		(1,001,789)

Distributions to shareholders from
Net investment income
Class A		(118,899)		(145,734)
Class B		(784)		(732)
Class C		(40,049)		(34,860)
Administrator Class		(57,817)		(66,798)
Net realized gains
Class A		(105,640)		(1,033,020)
Class B		(1,138)		(16,137)
Class C		(66,105)		(543,733)
Administrator Class		(44,811)		(360,444)

Total distributions to shareholders		(435,243)		(2,201,458)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	382,302	3,837,289	178,876	1,836,646
Class B	333	3,340	4	45
Class C	85,006	845,717	37,390	375,848
Administrator Class	571,353	5,803,056	177,114	1,837,587

		10,489,402		4,050,126

Reinvestment of distributions
Class A	20,753	205,634	113,457	1,108,536
Class B	197	1,922	1,747	16,821
Class C	9,408	91,880	51,174	493,438
Administrator Class	9,708	96,877	40,551	399,342

		396,313		2,018,137

Payment for shares redeemed
Class A	(639,048)	(6,367,493)	(1,376,278)	(14,085,793)
Class B	(9,996)	(98,538)	(35,894)	(363,974)
Class C	(250,951)	(2,472,907)	(458,984)	(4,651,170)
Administrator Class	(150,035)	(1,512,161)	(355,136)	(3,657,748)

		(10,451,099)		(22,758,685)

Net increase (decrease) in net assets resulting from capital share transactions		434,616		(16,690,422)

Total increase (decrease) in net assets		200,409		(19,893,669)

Net assets
Beginning of period		31,020,964		50,914,633

End of period		$31,221,373		$31,020,964

Undistributed (overdistributed) net investment income		$(223)		$93,558

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Income Funds	Financial highlights

Core Bond Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2015	$12.98	0.18		0.19	(0.19)	0.00	$13.16
Year ended May 31, 2014	$13.02	0.19		0.12	(0.20)	(0.15)	$12.98
Year ended May 31, 2013	$13.46	0.18		0.12	(0.18)	(0.56)	$13.02
Year ended May 31, 2012	$13.05	0.26		0.72	(0.26)	(0.31)	$13.46
Year ended May 31, 2011	$13.25	0.31		0.52	(0.33)	(0.70)	$13.05
Class B
Year ended May 31, 2015	$12.94	0.09	[4]	0.18	(0.09)	0.00	$13.12
Year ended May 31, 2014	$12.98	0.10	[4]	0.12	(0.11)	(0.15)	$12.94
Year ended May 31, 2013	$13.43	0.08	[4]	0.10	(0.07)	(0.56)	$12.98
Year ended May 31, 2012	$13.01	0.16		0.73	(0.16)	(0.31)	$13.43
Year ended May 31, 2011	$13.22	0.20		0.52	(0.23)	(0.70)	$13.01
Class C
Year ended May 31, 2015	$12.86	0.09		0.17	(0.09)	0.00	$13.03
Year ended May 31, 2014	$12.90	0.10		0.12	(0.11)	(0.15)	$12.86
Year ended May 31, 2013	$13.34	0.07		0.12	(0.07)	(0.56)	$12.90
Year ended May 31, 2012	$12.93	0.16		0.72	(0.16)	(0.31)	$13.34
Year ended May 31, 2011	$13.14	0.22		0.50	(0.23)	(0.70)	$12.93
Class R
Year ended May 31, 2015	$12.67	0.15	[4]	0.18	(0.15)	0.00	$12.85
Year ended May 31, 2014	$12.71	0.16	[4]	0.12	(0.17)	(0.15)	$12.67
Year ended May 31, 2013	$13.16	0.14	[4]	0.11	(0.14)	(0.56)	$12.71
Year ended May 31, 2012	$12.76	0.22		0.71	(0.22)	(0.31)	$13.16
Year ended May 31, 2011[5]	$12.78	0.25		0.33	(0.25)	(0.35)	$12.76
Class R4
Year ended May 31, 2015	$12.66	0.21		0.18	(0.22)	0.00	$12.83
Year ended May 31, 2014	$12.70	0.22		0.12	(0.23)	(0.15)	$12.66
Year ended May 31, 2013[6]	$13.46	0.10	[4]	(0.21)	(0.09)	(0.56)	$12.70
Class R6
Year ended May 31, 2015	$12.66	0.23		0.17	(0.23)	0.00	$12.83
Year ended May 31, 2014	$12.70	0.24		0.12	(0.25)	(0.15)	$12.66
Year ended May 31, 2013[6]	$13.46	0.11	[4]	(0.21)	(0.10)	(0.56)	$12.70
Administrator Class
Year ended May 31, 2015	$12.67	0.19	[4]	0.18	(0.19)	0.00	$12.85
Year ended May 31, 2014	$12.71	0.21		0.11	(0.21)	(0.15)	$12.67
Year ended May 31, 2013	$13.16	0.19		0.10	(0.18)	(0.56)	$12.71
Year ended May 31, 2012	$12.76	0.27		0.71	(0.27)	(0.31)	$13.16
Year ended May 31, 2011	$12.98	0.33		0.49	(0.34)	(0.70)	$12.76
Institutional Class
Year ended May 31, 2015	$12.66	0.22		0.18	(0.23)	0.00	$12.83
Year ended May 31, 2014	$12.70	0.23		0.12	(0.24)	(0.15)	$12.66
Year ended May 31, 2013	$13.14	0.22		0.12	(0.22)	(0.56)	$12.70
Year ended May 31, 2012	$12.75	0.31		0.69	(0.30)	(0.31)	$13.14
Year ended May 31, 2011	$12.96	0.36		0.50	(0.37)	(0.70)	$12.75
Investor Class
Year ended May 31, 2015	$12.67	0.18		0.18	(0.18)	0.00	$12.85
Year ended May 31, 2014	$12.71	0.19		0.11	(0.19)	(0.15)	$12.67
Year ended May 31, 2013	$13.16	0.16		0.12	(0.17)	(0.56)	$12.71
Year ended May 31, 2012	$12.76	0.24		0.72	(0.25)	(0.31)	$13.16
Year ended May 31, 2011	$12.98	0.30		0.50	(0.32)	(0.70)	$12.76

[1]	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the period from July 9, 2010 (commencement of class operations) to May 31, 2011

[6]	For the period from November 30, 2012 (commencement of class operations) to May 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Funds	21

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.39%	0.83%	0.78%	2.85%	586%	$506,043
1.52%	0.83%	0.78%	2.46%	646%	$397,780
1.31%	0.83%	0.80%	2.14%	547%	$408,864
1.91%	0.82%	0.82%	7.65%	803%	$450,013
2.42%	0.83%	0.83%	6.55%	761%	$346,740

0.67%	1.58%	1.53%	2.09%	586%	$1,350
0.77%	1.58%	1.53%	1.70%	646%	$2,742
0.56%	1.57%	1.55%	1.31%	547%	$8,208
1.23%	1.57%	1.57%	6.95%	803%	$11,998
1.66%	1.58%	1.58%	5.69%	761%	$18,762

0.65%	1.58%	1.53%	2.02%	586%	$72,798
0.77%	1.58%	1.53%	1.71%	646%	$81,187
0.53%	1.58%	1.55%	1.39%	547%	$116,837
1.18%	1.57%	1.57%	6.90%	803%	$127,677
1.67%	1.58%	1.58%	5.71%	761%	$111,140

1.15%	1.08%	1.03%	2.63%	586%	$16,411
1.27%	1.08%	1.03%	2.23%	646%	$17,077
1.04%	1.07%	1.05%	1.83%	547%	$19,548
1.67%	1.07%	1.07%	7.43%	803%	$20,088
2.18%	1.08%	1.08%	4.73%	761%	$14,596

1.53%	0.59%	0.52%	3.07%	586%	$49,261
1.78%	0.58%	0.52%	2.75%	646%	$17
1.56%	0.57%	0.52%	(0.84)%	547%	$10

1.76%	0.45%	0.37%	3.23%	586%	$726,165
1.94%	0.45%	0.37%	2.91%	646%	$290,977
1.72%	0.45%	0.37%	(0.77)%	547%	$205,225

1.47%	0.77%	0.70%	2.96%	586%	$487,981
1.60%	0.77%	0.70%	2.57%	646%	$412,419
1.43%	0.76%	0.70%	2.19%	547%	$526,028
2.08%	0.76%	0.70%	7.83%	803%	$802,788
2.54%	0.77%	0.70%	6.62%	761%	$1,073,115

1.75%	0.50%	0.42%	3.17%	586%	$1,360,398
1.88%	0.50%	0.42%	2.85%	646%	$1,208,745
1.67%	0.50%	0.42%	2.56%	547%	$1,505,192
2.32%	0.49%	0.42%	8.05%	803%	$1,965,338
2.84%	0.50%	0.42%	7.00%	761%	$1,325,962

1.38%	0.86%	0.80%	2.87%	586%	$72,414
1.49%	0.86%	0.81%	2.45%	646%	$73,934
1.25%	0.86%	0.83%	2.05%	547%	$95,924
1.85%	0.85%	0.85%	7.67%	803%	$75,160
2.38%	0.87%	0.86%	6.45%	761%	$38,573

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Income Funds	Financial highlights

Real Return Fund	Beginning net asset value per share	Net investment income (loss)[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2015	$10.11	0.05	[4]	0.07	(0.08)	(0.08)	$10.07
Year ended May 31, 2014	$10.85	0.10	[4]	(0.21)	(0.09)	(0.54)	$10.11
Year ended May 31, 2013	$11.66	0.11		(0.36)	(0.21)	(0.35)	$10.85
Year ended May 31, 2012	$10.84	0.27		1.01	(0.36)	(0.10)	$11.66
Year ended May 31, 2011	$10.29	0.31		0.47	(0.23)	0.00	$10.84
Class B
Year ended May 31, 2015	$9.99	(0.03)[4]		0.07	(0.04)	(0.08)	$9.91
Year ended May 31, 2014	$10.75	0.01	[4]	(0.20)	(0.03)	(0.54)	$9.99
Year ended May 31, 2013	$11.58	0.03	[4]	(0.36)	(0.15)	(0.35)	$10.75
Year ended May 31, 2012	$10.76	0.19	[4]	1.00	(0.27)	(0.10)	$11.58
Year ended May 31, 2011	$10.20	0.19	[4]	0.53	(0.16)	0.00	$10.76
Class C
Year ended May 31, 2015	$10.00	(0.03)[4]		0.08	(0.05)	(0.08)	$9.92
Year ended May 31, 2014	$10.76	0.03	[4]	(0.21)	(0.04)	(0.54)	$10.00
Year ended May 31, 2013	$11.59	0.04		(0.37)	(0.15)	(0.35)	$10.76
Year ended May 31, 2012	$10.77	0.19		1.00	(0.27)	(0.10)	$11.59
Year ended May 31, 2011	$10.21	0.24	[4]	0.48	(0.16)	0.00	$10.77
Administrator Class
Year ended May 31, 2015	$10.17	0.10	[4]	0.06	(0.10)	(0.08)	$10.15
Year ended May 31, 2014	$10.90	0.13	[4]	(0.22)	(0.10)	(0.54)	$10.17
Year ended May 31, 2013	$11.71	0.15	[4]	(0.37)	(0.24)	(0.35)	$10.90
Year ended May 31, 2012	$10.89	0.39	[4]	0.92	(0.39)	(0.10)	$11.71
Year ended May 31, 2011	$10.30	0.33		0.51	(0.25)	0.00	$10.89

[1]	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Funds	23

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.47%	1.31%	0.85%	1.24%	57%	$12,977
0.96%	1.20%	0.85%	(0.76)%	9%	$15,415
1.09%	1.08%	0.85%	(2.27)%	15%	$28,298
2.42%	1.11%	0.85%	12.02%	23%	$36,935
2.90%	1.04%	0.85%	7.59%	19%	$30,581

(0.30)%	2.05%	1.60%	0.45%	57%	$95
0.09%	1.95%	1.60%	(1.53)%	9%	$190
0.29%	1.83%	1.60%	(3.02)%	15%	$571
1.69%	1.84%	1.60%	11.25%	23%	$899
1.83%	1.79%	1.60%	7.11%	19%	$1,570

(0.33)%	2.06%	1.60%	0.46%	57%	$7,471
0.29%	1.95%	1.60%	(1.46)%	9%	$9,095
0.39%	1.83%	1.60%	(3.01)%	15%	$13,774
1.68%	1.86%	1.60%	11.24%	23%	$15,631
2.27%	1.79%	1.60%	7.11%	19%	$14,074

0.99%	1.27%	0.60%	1.56%	57%	$10,679
1.31%	1.14%	0.60%	(0.51)%	9%	$6,320
1.34%	1.02%	0.60%	(2.08)%	15%	$8,271
3.42%	1.01%	0.60%	12.26%	23%	$9,833
3.32%	0.98%	0.60%	8.22%	19%	$35,427

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Income Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services—Investment Companies. These financial statements report on the following funds: the Wells Fargo Advantage Core Bond Fund (“Core Bond Fund”) and the Wells Fargo Advantage Real Return Fund (“Real Return Fund”), (formerly, Wells Fargo Advantage Inflation-Protected Bond Fund) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (an “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense, and realized and unrealized gains and losses. The financial statements of each affiliated Master Portfolio for the year ended May 31, 2015 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2015, Core Bond Fund owned 88% of Wells Fargo Advantage Core Bond Portfolio and Real Return Fund owned 64% of Wells Fargo Advantage Real Return Portfolio (formerly, Wells Fargo Advantage Inflation-Protected Bond Portfolio).

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

An investment in the affiliated Master Portfolio is valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which is also valued daily. Securities held in the affiliated Master Portfolios are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolios, which are included elsewhere in this report.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each affiliated Master Portfolio. Realized gains or losses in each affiliated Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each affiliated Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each affiliated Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

For Core Bond Fund, distributions to shareholders from net investment income are accrued daily and paid monthly. For Real Return Fund, distributions to shareholders from net investment income are recorded on the ex-dividend date. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Notes to financial statements	Wells Fargo Advantage Income Funds	25

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed (overdistributed) net investment income	Accumulated net realized gains (losses) on investments
Core Bond Fund	$(401)	$401	$0
Real Return Fund	(3,745)	21,651	(17,906)

As of May 31, 2015, Core Bond Fund had capital loss carryforwards that are available to offset future net realized capital gains in the amount of $48,380,636 with $30,874,954 expiring in 2016 and $17,505,682 expiring in 2017.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2015, each Fund’s investments in an affiliated Master Portfolio carried at fair value were designated as Level 2 inputs.

Further details on the investments of the affiliated Master Portfolios can be found in the Portfolio of Investments or Summary Portfolio of Investments of each affiliated Master Portfolio which is contained elsewhere in this report.

The Funds recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2015, the Funds did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Advantage Income Funds	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fees

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing the investment policies and guidelines of the Funds.

Since each Fund invests all of its assets in a single affiliated Master Portfolio, Funds Management does not currently receive an advisory fee.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.16%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through September 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Class A	Class B	Class C	Class R	Class R4	Class R6	Administrator Class	Institutional Class	Investor Class
Core Bond Fund	0.78%	1.53%	1.53%	1.03%	0.52%	0.37%	0.70%	0.42%	0.79%
Real Return Fund	0.85%	1.60%	1.60%	N/A	N/A	N/A	0.60%	N/A	N/A

After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to October 1, 2014, the expense cap for Core Bond Fund was 0.81% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

Notes to financial statements	Wells Fargo Advantage Income Funds	27

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended May 31, 2015, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges:

	Front-end sales charges Class A	Contingent deferred sales charges
		Class B	Class C
Core Bond Fund	$9,117	$41	$4
Real Return Fund	640	0	50

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, Administrator Class, and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2015 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Core Bond Fund	$15,799,471,609	$2,764,994,272	$15,260,597,062	$2,395,425,552
Real Return Fund	5,662,428	10,554,199	14,704,774	1,701,526

*	The Funds seek to achieve their investment objective by investing all of their investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying each Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended May 31, 2015, the Funds paid the following amounts in commitment fees:

Commitment fee
Core Bond Fund	$2,857
Real Return Fund	32

For the year ended May 31, 2015, there were no borrowings by the Funds under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31 2015, and May 31, 2014, were as follows:

	Ordinary income		Long-term capital gain
	2015	2014	2015	2014
Core Bond Fund	$45,205,834	$59,915,004	$0	$15,386,062
Real Return Fund	217,549	248,592	217,694	1,952,866

28	Wells Fargo Advantage Income Funds	Notes to financial statements

As of May 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
Core Bond Fund	$2,721,532	$0	$16,010,150	$(48,380,636)
Real Return Fund	91,639	512,718	751,878	0

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTIONS

On June 24, 2015, Real Return Fund declared distributions from net investment income to shareholders of record on June 23, 2015. The per share amounts payable on June 25, 2015 were as follows:

Net investment income
Class A	$0.01009
Class B	$0.00000
Class C	$0.00000
Administrator Class	$0.01608

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the tax year-end of each Fund.

Report of independent registered public accounting firm	Wells Fargo Advantage Income Funds	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Core Bond Fund and the Wells Fargo Advantage Real Return Fund (formerly, Wells Fargo Advantage Inflation-Protected Bond Fund) (the “Funds”), two of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2015 by correspondence with the transfer agent or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of the Wells Fargo Funds Trust as of May 31, 2015, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2015

30	Wells Fargo Advantage Income Funds	Summary portfolio of investments—May 31, 2015

CORE BOND PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 30.21%
FHLMC	0.89-7.50%	8-1-2017 to 6-1-2045	$131,803,469	$141,913,960	3.80%
FHLMC	3.00	2-15-2045	24,848,803	25,182,709	0.67
FHLMC	3.50	4-1-2035	15,448,866	16,237,607	0.43
FHLMC %%	3.50	8-13-2045	31,900,000	33,073,837	0.88
FHLMC	4.00	3-1-2045	24,116,218	25,954,634	0.69
FHLMC	4.00	3-1-2045	42,703,392	45,958,747	1.22
FHLMC	5.00	8-1-2039	14,274,218	16,205,186	0.43
FHLMC Series 300 Class 300	3.00	1-15-2043	22,284,138	22,583,581	0.60
FNMA	0.00-7.50	4-1-2017 to 8-1-2045	353,666,143	380,768,025	10.11
FNMA	3.00	10-25-2042	18,375,340	18,594,356	0.50
FNMA %%	3.50	7-14-2045	50,200,000	52,272,713	1.39
FNMA %%	3.50	8-13-2045	62,600,000	64,979,292	1.73
FNMA	4.00	7-1-2042	21,047,776	22,744,316	0.61
FNMA	4.00	9-1-2042	13,878,111	14,998,339	0.40
FNMA	4.50	2-1-2044	17,166,855	19,073,964	0.51
GNMA %%	3.00	6-18-2045	37,700,000	38,618,941	1.03
GNMA %%	3.50	6-18-2045	23,200,000	24,350,031	0.65
GNMA %%	3.50	7-20-2045	40,000,000	41,867,172	1.12
GNMA	4.00-8.05	7-15-2019 to 6-18-2045	26,367,625	28,866,256	0.80
GNMA %%	4.00	7-20-2045	65,800,000	69,976,755	1.86
GNMA %%	4.50	6-18-2045	18,600,000	20,140,982	0.54
Other securities				9,148,468	0.24

Total Agency Securities (Cost $1,127,523,183)				1,133,509,871	30.21

Asset-Backed Securities: 14.33%
Capital Auto Receivables Asset Trust	0.48-1.97	6-20-2016 to 9-15-2020	101,203,071	101,473,811	2.70
Capital One Multi-Asset Execution Trust Series 2005-A9 Class A ±	0.28	8-15-2018	23,473,000	23,456,780	0.63
Citibank Credit Card Issuance Trust Series 2014-A6 Class A6	2.15	7-15-2021	31,944,000	32,399,426	0.86
Discover Card Execution Note Trust Series 2015-A2 Class A	1.90	10-17-2022	14,696,000	14,623,270	0.39
SLM Student Loan Trust	0.37-4.37	1-25-2018 to 2-15-2046	127,890,726	127,249,653	3.39
Other securities				238,425,885	6.36

Total Asset-Backed Securities (Cost $535,655,829)				537,628,825	14.33

Corporate Bonds and Notes: 17.83%

Consumer Discretionary: 1.84%

Auto Components: 0.03%
Other securities				1,001,044	0.03

Automobiles: 0.28%
Other securities				10,622,853	0.28

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Income Funds	31

CORE BOND PORTFOLIO

Security name	Value	Percent of net assets

Hotels, Restaurants & Leisure: 0.16%
Other securities	$6,147,566	0.16%

Internet & Catalog Retail: 0.13%
Other securities	4,691,698	0.13

Media: 1.03%
Other securities	38,734,842	1.03

Specialty Retail: 0.13%
Other securities	4,907,607	0.13

Textiles, Apparel & Luxury Goods: 0.08%
Other securities	2,948,371	0.08

Consumer Staples: 0.89%

Beverages: 0.28%
Other securities	10,690,205	0.28

Food & Staples Retailing: 0.04%
Other securities	1,541,018	0.04

Food Products: 0.38%
Other securities	14,197,155	0.38

Tobacco: 0.19%
Other securities	7,007,864	0.19

Energy: 2.55%

Oil, Gas & Consumable Fuels: 2.55%
Other securities	95,573,316	2.55

Financials: 6.87%

Banks: 1.86%
Other securities	69,800,611	1.86

Capital Markets: 1.22%
Other securities	45,816,904	1.22

Consumer Finance: 1.92%
Other securities	71,860,013	1.92

Diversified Financial Services: 0.25%
Other securities	9,180,824	0.25

Insurance: 0.50%
Other securities	18,922,667	0.50

REITs: 1.12%
Other securities	42,119,942	1.12

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Income Funds	Summary portfolio of investments—May 31, 2015

CORE BOND PORTFOLIO

Security name	Value	Percent of net assets

Health Care: 1.27%

Biotechnology: 0.44%
Other securities	$16,582,699	0.44%

Health Care Equipment & Supplies: 0.25%
Other securities	9,365,060	0.25

Health Care Providers & Services: 0.10%
Other securities	3,585,098	0.10

Pharmaceuticals: 0.48%
Other securities	18,011,268	0.48

Industrials: 0.71%

Aerospace & Defense: 0.18%
Other securities	6,621,699	0.18

Air Freight & Logistics: 0.06%
Other securities	2,247,725	0.06

Machinery: 0.05%
Other securities	1,971,149	0.05

Professional Services: 0.06%
Other securities	2,268,020	0.06

Road & Rail: 0.36%
Other securities	13,377,771	0.36

Information Technology: 0.83%

Communications Equipment: 0.07%
Other securities	2,539,120	0.07

Electronic Equipment, Instruments & Components: 0.13%
Other securities	4,768,981	0.13

Software: 0.30%
Other securities	11,260,237	0.30

Technology Hardware, Storage & Peripherals: 0.33%
Other securities	12,478,904	0.33

Materials: 0.39%

Chemicals: 0.32%
Other securities	12,053,894	0.32

Metals & Mining: 0.03%
Other securities	1,104,225	0.03

Paper & Forest Products: 0.04%
Other securities	1,538,754	0.04

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Income Funds	33

CORE BOND PORTFOLIO

Security name				Value	Percent of net assets

Telecommunication Services: 1.15%

Diversified Telecommunication Services: 1.15%
Other securities				$43,310,162	1.15%

Utilities: 1.33%

Electric Utilities: 0.88%
Other securities				33,170,874	0.88

Multi-Utilities: 0.45%
Other securities				16,948,377	0.45

Total Corporate Bonds and Notes (Cost $669,487,349)				668,968,517	17.83

Municipal Obligations: 0.97%

California: 0.26%
Other securities				9,917,524	0.26

Nevada: 0.20%
Other securities				7,551,300	0.20

New Jersey: 0.18%
Other securities				6,686,765	0.18

New York: 0.13%
Other securities				5,060,475	0.13

Ohio: 0.04%
Other securities				1,437,147	0.04

Texas: 0.16%
Other securities				5,905,637	0.16

Total Municipal Obligations (Cost $30,588,252)				36,558,848	0.97

	Interest rate	Maturity date	Principal
Non-Agency Mortgage-Backed Securities: 5.13%
Citigroup Commercial Mortgage Trust Series 2013-GC17 Class A4	4.13%	11-10-2046	$13,623,000	14,960,220	0.40
Commercial Mortgage Trust	1.80-4.21	10-15-2045 to 12-10-2047	35,528,847	37,612,882	1.00
GS Mortgage Securities Trust	1.14-4.07	3-10-2044 to 5-10-2050	37,967,468	39,431,370	1.05
Other securities				100,652,151	2.68

Total Non-Agency Mortgage-Backed Securities (Cost $190,045,837)				192,656,623	5.13

U.S. Treasury Securities: 32.12%
U.S. Treasury Bond	2.50	2-15-2045	32,407,000	29,844,838	0.80
U.S. Treasury Bond	3.00-4.50	8-15-2039 to 5-15-2045	31,728,000	34,961,007	0.93
U.S. Treasury Bond	3.13	2-15-2043	25,838,000	26,964,382	0.72
U.S. Treasury Bond	3.63	2-15-2044	15,814,000	18,104,563	0.48
U.S. Treasury Note	1.38	2-29-2020	22,817,000	22,742,137	0.61

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Income Funds	Summary portfolio of investments—May 31, 2015

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Note ##	0.50%	3-31-2017	$45,369,000	$45,315,828	1.21%
U.S. Treasury Note «	0.50	4-30-2017	27,668,000	27,624,783	0.74
U.S. Treasury Note ##	0.63	12-15-2016	95,362,000	95,563,118	2.55
U.S. Treasury Note	0.63	2-15-2017	34,196,000	34,244,080	0.91
U.S. Treasury Note	0.63	5-31-2017	108,006,000	108,039,698	2.88
U.S. Treasury Note ##	0.63	9-30-2017	28,419,000	28,347,953	0.76
U.S. Treasury Note	0.75	10-31-2017	34,060,000	34,049,373	0.91
U.S. Treasury Note	0.75	4-15-2018	43,393,000	43,189,574	1.15
U.S. Treasury Note	0.88	1-31-2017	21,728,000	21,853,610	0.58
U.S. Treasury Note	0.88	8-15-2017	94,013,000	94,402,308	2.52
U.S. Treasury Note	0.88-2.00	11-15-2017 to 2-15-2025	34,703,000	34,749,206	0.92
U.S. Treasury Note	1.00	9-15-2017	27,774,000	27,947,588	0.74
U.S. Treasury Note	1.00	5-15-2018	21,613,000	21,656,896	0.58
U.S. Treasury Note	1.38	3-31-2020	25,718,000	25,617,545	0.68
U.S. Treasury Note	1.38	4-30-2020	40,617,000	40,413,915	1.08
U.S. Treasury Note	1.50	5-31-2019	34,735,000	35,041,641	0.93
U.S. Treasury Note	1.50	10-31-2019	18,020,000	18,110,100	0.48
U.S. Treasury Note %%	1.50	5-31-2020	69,772,000	69,831,934	1.86
U.S. Treasury Note	1.63	3-31-2019	34,453,000	34,964,420	0.93
U.S. Treasury Note	1.63	6-30-2019	26,028,000	26,363,527	0.70
U.S. Treasury Note ##	1.63	7-31-2019	44,253,000	44,795,807	1.19
U.S. Treasury Note	1.75	9-30-2019	34,202,000	34,760,450	0.93
U.S. Treasury Note	2.13	5-15-2025	43,112,000	43,138,945	1.15
U.S. Treasury Note	2.50	5-15-2024	34,940,000	36,165,625	0.96
U.S. Treasury Note	3.13	4-30-2017	44,491,000	46,642,540	1.24

Total U.S. Treasury Securities (Cost $1,191,180,645)				1,205,447,391	32.12

Yankee Corporate Bonds and Notes: 5.46%

Consumer Discretionary: 0.21%

Media: 0.15%
Other securities				5,563,739	0.15

Textiles, Apparel & Luxury Goods: 0.06%
Other securities				2,166,922	0.06

Consumer Staples: 0.16%

Beverages: 0.16%
Other securities				5,876,356	0.16

Energy: 0.99%

Energy Equipment & Services: 0.08%
Other securities				2,992,503	0.08

Oil, Gas & Consumable Fuels: 0.91%
Other securities				34,331,663	0.91

Financials: 2.88%

Banks: 2.44%
Other securities				91,608,292	2.44

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2015	Wells Fargo Advantage Income Funds	35

CORE BOND PORTFOLIO

Security name			Value	Percent of net assets

Diversified Financial Services: 0.33%
Other securities			$12,433,247	0.33%

Insurance: 0.11%
Other securities			4,170,799	0.11

Health Care: 0.38%

Pharmaceuticals: 0.38%
Other securities			14,195,322	0.38

Industrials: 0.32%

Electrical Equipment: 0.32%
Other securities			11,959,493	0.32

Information Technology: 0.12%

Internet Software & Services : 0.12%
Other securities			4,652,171	0.12

Materials: 0.20%

Chemicals: 0.05%
Other securities			1,646,489	0.05

Metals & Mining: 0.15%
Other securities			5,740,866	0.15

Telecommunication Services: 0.20%

Diversified Telecommunication Services: 0.06%
Other securities			2,242,700	0.06

Wireless Telecommunication Services: 0.14%
Other securities			5,438,555	0.14

Total Yankee Corporate Bonds and Notes (Cost $204,530,382)			205,019,117	5.46

Yankee Government Bonds: 1.61%
Other securities			60,216,321	1.61

Total Yankee Government Bonds (Cost $58,178,985)			60,216,321	1.61

	Yield	Shares
Short-Term Investments: 7.61%

Investment Companies : 7.61%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12%	25,460,000	25,460,000	0.68
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.11	260,130,541	260,130,541	6.93

Total Short-Term Investments (Cost $285,590,541)			285,590,541	7.61

Total investments in securities (Cost $4,292,781,003) *			4,325,596,054	115.27%
Other assets and liabilities, net			(573,049,077)	(15.27)

Total net assets			$3,752,546,977	100.00%

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Income Funds	Summary portfolio of investments—May 31, 2015

CORE BOND PORTFOLIO

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis

##	All or a portion of this security has been segregated for when-issued securities.

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $4,302,617,333 and unrealized gains (losses) consists of:

Gross unrealized gains	$44,841,457
Gross unrealized losses	(21,862,736)

Net unrealized gains	$22,978,721

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Income Funds	37

REAL RETURN PORTFOLIO

Security name	Shares	Value

Common Stocks: 14.88%

Consumer Staples: 3.06%

Food Products: 1.63%
Biostime International Holdings Limited «	176,000	$737,717
Marine Harvest ASA	4,555	52,547

		790,264

Household Products: 1.43%
Reckitt Benckiser Group plc	7,655	690,879

Energy: 2.59%

Oil, Gas & Consumable Fuels: 2.59%
BP plc	98,030	675,354
ENI SpA	32,056	577,044

		1,252,398

Financials: 4.16%

REITs: 4.16%
American Tower Corporation	3,460	321,053
AvalonBay Communities Incorporated	1,117	185,981
Boston Properties Incorporated	1,659	215,720
Host Hotels & Resorts Incorporated	8,319	165,714
Mid-America Apartment Communities Incorporated	1,538	117,488
Physicians Realty Trust	6,038	96,970
Prologis Incorporated	3,546	140,386
Public Storage Incorporated	670	129,672
Simon Property Group Incorporated	2,229	404,341
Tanger Factory Outlet Centers Incorporated	1,440	48,427
Ventas Incorporated	2,225	148,007
WP Glimcher Incorporated	3,018	42,463

		2,016,222

Materials: 5.07%

Chemicals: 3.07%
Akzo Nobel NV	8,884	676,669
Nitto Denko Corporation	10,400	809,275

		1,485,944

Metals & Mining: 2.00%
Agnico-Eagle Mines Limited	5,600	180,152
Franco-Nevada Corporation	2,050	105,434
Fresnillo plc	7,800	90,544
Goldcorp Incorporated-U.S. Exchange Traded Shares	6,300	111,888
Newmont Mining Corporation	3,000	81,720
Randgold Resources Limited ADR	2,850	205,856
Royal Gold Incorporated	1,760	113,995
Silver Wheaton Corporation	2,000	38,196
Tahoe Resources Incorporated	2,800	38,906

		966,691

Total Common Stocks (Cost $6,575,707)		7,202,398

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Income Funds	Portfolio of investments—May 31, 2015

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 9.53%

Consumer Discretionary: 2.78%

Auto Components: 0.54%
Goodyear Tire & Rubber Company	8.25%	8-15-2020	$125,000	$131,406
Tenneco Incorporated	6.88	12-15-2020	125,000	131,875

				263,281

Diversified Consumer Services: 0.16%
Service Corporation International	7.00	6-15-2017	70,000	76,213

Hotels, Restaurants & Leisure: 0.16%
Hilton Worldwide Finance LLC	5.63	10-15-2021	5,000	5,269
MGM Resorts International	7.63	1-15-2017	65,000	69,956

				75,225

Household Durables: 0.56%
DR Horton Incorporated	3.63	2-15-2018	135,000	138,038
Jarden Corporation	7.50	5-1-2017	120,000	132,000

				270,038

Media: 0.55%
CCO Holdings LLC	7.38	6-1-2020	125,000	133,125
DISH DBS Corporation	4.25	4-1-2018	130,000	133,575

				266,700

Specialty Retail: 0.54%
Limited Brands Incorporated	6.90	7-15-2017	120,000	131,700
Sally Holdings Incorporated	6.88	11-15-2019	125,000	131,563

				263,263

Textiles, Apparel & Luxury Goods: 0.27%
HanesBrands Incorporated	6.38	12-15-2020	125,000	132,344

Consumer Staples: 0.54%

Food Products: 0.27%
Smithfield Foods Incorporated	7.75	7-1-2017	120,000	132,600

Household Products: 0.27%
Spectrum Brands Incorporated	6.38	11-15-2020	120,000	128,100

Energy: 1.00%

Energy Equipment & Services: 0.29%
SESI LLC	6.38	5-1-2019	70,000	71,925
Targa Resources Partners 144A	5.00	1-15-2018	65,000	67,113

				139,038

Oil, Gas & Consumable Fuels: 0.71%
Chesapeake Energy Corporation Company ±	3.53	4-15-2019	70,000	67,900
Sabine Pass LNG LP	7.50	11-30-2016	65,000	69,388
Tesoro Corporation	4.25	10-1-2017	65,000	67,275
Tesoro Logistics LP	5.88	10-1-2020	65,000	68,055
WPX Energy Incorporated	5.25	1-15-2017	70,000	71,750

				344,368

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Income Funds	39

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Financials: 1.67%

Banks: 0.28%
CIT Group Incorporated	4.25%	8-15-2017	$130,000	$132,756

Consumer Finance: 1.12%
Ally Financial Incorporated	6.25	12-1-2017	125,000	134,063
General Motors Financial Company Incorporated	3.25	5-15-2018	135,000	138,209
SLM Corporation	4.63	9-25-2017	130,000	133,250
Toll Brothers Finance Corporation	4.00	12-31-2018	135,000	138,375

				543,897

REITs: 0.27%
Iron Mountain Incorporated	7.75	10-1-2019	125,000	132,031

Health Care: 0.98%

Health Care Equipment & Supplies: 0.42%
Biomet Incorporated	6.50	8-1-2020	125,000	132,094
Mallinckrodt International Finance SA	3.50	4-15-2018	70,000	70,175

				202,269

Health Care Providers & Services: 0.56%
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	125,000	136,563
HCA Incorporated	8.00	10-1-2018	115,000	133,975

				270,538

Industrials: 0.90%

Aerospace & Defense: 0.27%
Huntington Ingalls Industries Incorporated	7.13	3-15-2021	120,000	128,400

Diversified Consumer Services: 0.14%
ADT Corporation	2.25	7-15-2017	70,000	69,300

Machinery: 0.21%
Case New Holland Industrial Incorporated	7.88	12-1-2017	65,000	71,906
Manitowoc Company Incorporated	8.50	11-1-2020	30,000	31,875

				103,781

Trading Companies & Distributors: 0.28%
United Rentals North America Incorporated	7.38	5-15-2020	125,000	134,688

Information Technology: 0.28%

Internet Software & Services: 0.28%
IAC/InterActiveCorp	4.88	11-30-2018	130,000	134,550

Materials: 0.55%

Chemicals: 0.27%
PolyOne Corporation	7.38	9-15-2020	125,000	130,938

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Income Funds	Portfolio of investments—May 31, 2015

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging: 0.28%
Owens-Illinois Incorporated	7.80%	5-15-2018	$120,000	$135,300

Telecommunication Services: 0.55%

Diversified Telecommunication Services: 0.27%
Frontier Communications Corporation	8.13	10-1-2018	60,000	66,187
Windstream Corporation	7.88	11-1-2017	60,000	64,650

				130,837

Wireless Telecommunication Services: 0.28%
Sprint Nextel Corporation	6.00	12-1-2016	65,000	67,600
T-Mobile USA Incorporated	6.46	4-28-2019	65,000	67,152

				134,752

Utilities: 0.28%

Independent Power & Renewable Electricity Producers: 0.28%
NRG Energy Incorporated	7.63	1-15-2018	120,000	133,740

Total Corporate Bonds and Notes (Cost $4,601,731)				4,608,947

Loans: 4.29%

Consumer Discretionary: 0.28%

Multiline Retail: 0.28%
Michaels Stores Incorporated ±	3.75	1-28-2020	134,315	134,382

Financials: 0.28%

Diversified Financial Services: 0.28%
Delos Finance SARL ±	3.50	3-6-2021	135,000	135,049

Health Care: 0.66%

Health Care Providers & Services: 0.38%
CHS/Community Health System Incorporated ±	3.53	12-31-2018	134,660	134,968
Iasis Healthcare LLC ±<	0.00	5-3-2018	50,000	50,136

				185,104

Pharmaceuticals: 0.28%
Valeant Pharmaceuticals International Incorporated ±<	0.00	2-13-2019	135,000	134,869

Industrials: 1.08%

Aerospace & Defense: 0.25%
TransDigm Incorporated ±	3.75	2-28-2020	119,747	119,417

Commercial Services & Supplies: 0.83%
Hertz Corporation ±	3.50	3-11-2018	134,315	133,835
KAR Auction Services Incorporated ±	3.50	3-7-2021	134,258	134,315
ServiceMaster Company ±	4.25	7-1-2021	134,662	134,998

				403,148

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage Income Funds	41

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.69%

Communications Equipment: 0.27%
Cequel Communications LLC ±	3.50%	2-14-2019	$131,188	$131,370

Internet Software & Services: 0.14%
Zayo Group LLC ±	3.75	5-6-2021	69,821	69,717

Technology Hardware, Storage & Peripherals: 0.28%
Dell Incorporated ±	4.50	4-29-2020	134,659	134,716

Materials: 0.56%

Chemicals: 0.28%
Ineos US Finance LLC ±	3.75	5-4-2018	134,319	134,281

Containers & Packaging: 0.28%
Berry Plastics Group Incorporated ±	3.50	2-8-2020	134,315	134,043

Telecommunication Services: 0.74%

Diversified Telecommunication Services: 0.74%
Level 3 Financing Incorporated ±<	0.00	5-31-2022	135,000	134,663
Virgin Media Investment Holdings Limited ±	3.50	6-7-2020	90,898	90,626
West Corporation ±	3.25	6-30-2018	135,000	134,738

				360,027

Total Loans (Cost $2,068,229)				2,076,123

U.S. Treasury Securities: 66.60%
TIPS	0.13	4-15-2017	1,325,197	1,345,696
TIPS	0.13	4-15-2018	1,041,685	1,059,833
TIPS	0.13	4-15-2019	2,125,804	2,158,354
TIPS	0.13	4-15-2020	609,888	616,464
TIPS	0.13	1-15-2022	1,303,788	1,301,241
TIPS	0.13	7-15-2022	1,339,674	1,340,720
TIPS	0.13	1-15-2023	1,436,964	1,425,962
TIPS	0.13	7-15-2024	1,217,920	1,203,172
TIPS	0.25	1-15-2025	1,544,922	1,536,112
TIPS	0.38	7-15-2023	1,440,476	1,457,694
TIPS	0.63	7-15-2021	1,403,556	1,457,067
TIPS	0.63	1-15-2024	1,487,287	1,529,931
TIPS	0.63	2-15-2043	441,528	406,206
TIPS	0.75	2-15-2042	673,870	641,177
TIPS	0.75	2-15-2045	375,945	356,971
TIPS	1.13	1-15-2021	1,106,160	1,175,553
TIPS	1.25	7-15-2020	968,820	1,041,254
TIPS	1.38	7-15-2018	1,056,443	1,124,121
TIPS	1.38	1-15-2020	627,722	673,575
TIPS	1.38	2-15-2044	703,993	778,793
TIPS	1.63	1-15-2018	608,504	645,015

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Income Funds	Portfolio of investments—May 31, 2015

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
TIPS	1.75%	1-15-2028	$501,453	$577,023
TIPS	1.88	7-15-2019	519,651	568,652
TIPS	2.00	1-15-2026	553,080	644,598
TIPS	2.13	1-15-2019	456,313	498,772
TIPS	2.13	2-15-2040	267,596	339,596
TIPS	2.13	2-15-2041	339,573	434,096
TIPS	2.38	1-15-2017	398,014	418,817
TIPS	2.38	1-15-2025	864,156	1,031,788
TIPS	2.38	1-15-2027	503,371	611,123
TIPS	2.50	7-15-2016	765,669	796,894
TIPS	2.50	1-15-2029	505,793	633,822
TIPS	2.63	7-15-2017	592,301	638,250
TIPS	3.38	4-15-2032	199,499	286,623
TIPS	3.63	4-15-2028	423,281	586,145
TIPS	3.88	4-15-2029	617,493	889,382

Total U.S. Treasury Securities (Cost $31,079,932)				32,230,492

Yankee Corporate Bonds and Notes: 0.32%

Information Technology: 0.04%

Communications Equipment: 0.04%
Nokia Corporation	5.38	5-15-2019	20,000	21,600

Materials: 0.28%

Metals & Mining: 0.28%
ArcelorMittal SA	6.13	6-1-2018	125,000	134,063

Total Yankee Corporate Bonds and Notes (Cost $153,485)				155,663

	Yield		Shares
Short-Term Investments: 5.46%

Investment Companies: 5.46%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.12		384,925	384,925
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		2,258,748	2,258,748
Total Short-Term Investments (Cost $2,643,673)				2,643,673

Total investments in securities (Cost $47,122,757) *	101.08%	48,917,296
Other assets and liabilities, net	(1.08)	(520,512)

Total net assets	100.00%	$48,396,784

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $47,130,780 and unrealized gains (losses) consists of:

Gross unrealized gains	$2,243,319
Gross unrealized losses	(456,803)

Net unrealized gains	$1,786,516

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2015	Wells Fargo Advantage Income Funds	43

	Core Bond Portfolio	Real Return Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$4,040,005,513	$46,273,623
In affiliated securities, at value (see cost below)	285,590,541	2,643,673

Total investments, at value (see cost below)	4,325,596,054	48,917,296
Cash	5,667,624	0
Foreign currency, at value (see cost below)	0	23,885
Receivable for investments sold	583,124,854	106,998
Principal paydown receivable	31,502	0
Receivable for interest	14,350,325	221,596
Receivable for securities lending income	12,470	2,824
Prepaid expenses and other assets	11,173	4,901

Total assets	4,928,794,002	49,277,500

Liabilities
Payable for investments purchased	1,149,576,033	450,760
Payable upon receipt of securities loaned	25,460,000	384,925
Advisory fee payable	1,076,009	12,226
Professional fees payable	78,947	29,710
Accrued expenses and other liabilities	56,036	3,095

Total liabilities	1,176,247,025	880,716

Total net assets	$3,752,546,977	$48,396,784

Investments in unaffiliated securities (including securities on loan), at cost	$4,007,190,462	$44,479,084

Investments in affiliated securities, at cost	$285,590,541	$2,643,673

Total investments, at cost	$4,292,781,003	$47,122,757

Securities on loan, at value	$24,962,900	$362,557

Foreign currency, at cost	$0	$23,828

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Income Funds	Statements of operations—year ended May 31, 2015

	Core Bond Portfolio	Real Return Portfolio

Investment income
Interest*	$69,361,815	$473,637
Securities lending income, net	207,193	6,136
Income from affiliated securities	162,761	102
Dividends**	0	117,700

Total investment income	69,731,769	597,575

Expenses
Advisory fee	11,574,876	179,347
Custody and accounting fees	182,847	9,598
Professional fees	65,258	41,339
Shareholder report expenses	7,517	2,413
Trustees’ fees and expenses	12,190	17,692
Other fees and expenses	64,516	4,984

Total expenses	11,907,204	255,373
Less: Fee waivers and/or expense reimbursements	(664,431)	(58,719)

Net expenses	11,242,773	196,654

Net investment income	58,488,996	400,921

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	54,759,195	1,134,155
Futures transactions	0	(1,641)
TBA sale commitments	18,676	0

Net realized gains on investments	54,777,871	1,132,514

Net change in unrealized gains (losses) on investments	(15,603,380)	(896,307)

Net realized and unrealized gains (losses) on investments	39,174,491	236,207

Net increase in net assets resulting from operations	$97,663,487	$637,128

* Net of foreign interest withholding taxes in the amount of	$6,939	$0
** Net of foreign dividend withholding taxes in the amount of	$0	$8,709

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Income Funds	45

	Core Bond Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$58,488,996	$57,008,763
Net realized gains (losses) on investments	54,777,871	(25,731,456)
Net change in unrealized gains (losses) on investments	(15,603,380)	45,003,848

Net increase in net assets resulting from operations	97,663,487	76,281,155

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,275,843,092	222,957,263
Withdrawals	(517,501,361)	(751,133,453)

Net increase (decrease) in net assets resulting from capital share transactions	758,341,731	(528,176,190)

Total increase (decrease) in net assets	856,005,218	(451,895,035)

Net assets
Beginning of period	2,896,541,759	3,348,436,794

End of period	$3,752,546,977	$2,896,541,759

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage Income Funds	Statements of changes in net assets

	Real Return Portfolio
	Year ended May 31, 2015	Year ended May 31, 2014

Operations
Net investment income	$400,921	$781,968
Net realized gains on investments	1,132,514	518,616
Net change in unrealized gains (losses) on investments	(896,307)	(2,086,498)

Net increase (decrease) in net assets resulting from operations	637,128	(785,914)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	12,526,145	5,773,010
Withdrawals	(11,966,906)	(24,418,897)

Net increase (decrease) in net assets resulting from capital share transactions	559,239	(18,645,887)

Total increase (decrease) in net assets	1,196,367	(19,431,801)

Net assets
Beginning of period	47,200,417	66,632,218

End of period	$48,396,784	$47,200,417

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Funds	47

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses

Core Bond Portfolio
Year ended May 31, 2015	1.82%	0.37%	0.35%	3.22%	586%
Year ended May 31, 2014	1.94%	0.37%	0.35%	2.90%	646%
Year ended May 31, 2013	1.75%	0.37%	0.35%	2.61%	547%
Year ended May 31, 2012	2.33%	0.37%	0.35%	8.20%	803%
Year ended May 31, 2011	2.99%	0.37%	0.35%	7.02%	789%

Real Return Portfolio
Year ended May 31, 2015	0.89%	0.57%	0.44%	1.50%	57%
Year ended May 31, 2014	1.45%	0.53%	0.44%	(0.26)%	9%
Year ended May 31, 2013	1.52%	0.50%	0.44%	(1.86)%	15%
Year ended May 31, 2012	3.00%	0.48%	0.44%	12.62%	23%
Year ended May 31, 2011	3.25%	0.44%	0.43%	8.19%	19%

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage Income Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services—Investment Companies. These financial statements report on the following portfolios: the Wells Fargo Advantage Core Bond Portfolio (“Core Bond Portfolio”), and the Wells Fargo Advantage Real Return Portfolio (“Real Return Portfolio”) (formerly, Wells Fargo Advantage Inflation-Protected Bond Portfolio) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other affiliated master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolios. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a

Notes to financial statements	Wells Fargo Advantage Income Funds	49

value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time, In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

When-issued transactions

The Portfolios may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Portfolios are subject to interest rate risk or equity price risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

The Portfolios may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the

50	Wells Fargo Advantage Income Funds	Notes to financial statements

TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

The Portfolios may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Mortgage dollar roll transactions

The Portfolios may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1)

Notes to financial statements	Wells Fargo Advantage Income Funds	51

and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of May 31, 2015:

Core Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$1,133,509,871	$0	$1,133,509,871

Asset-backed securities	0	537,628,825	0	537,628,825

Corporate bonds and notes	0	668,968,517	0	668,968,517

Municipal obligations	0	36,558,848	0	36,558,848

Non-agency mortgage-backed securities	0	192,656,623	0	192,656,623

U.S. Treasury securities	1,205,447,391	0	0	1,205,447,391

Yankee corporate bonds and notes	0	205,019,117	0	205,019,117

Yankee government bonds	0	60,216,321	0	60,216,321

Short-term investments
Investment companies	260,130,541	25,460,000	0	285,590,541
Total assets	$1,465,577,932	$2,860,018,122	$0	$4,325,596,054

Real Return Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer staples	$1,481,143	$0	$0	$1,481,143
Energy	1,252,398	0	0	1,252,398
Financials	2,016,222	0	0	2,016,222
Materials	2,452,635	0	0	2,452,635

Corporate bonds and notes	0	4,608,947	0	4,608,947

Loans	0	2,076,123	0	2,076,123

U.S. Treasury securities	32,230,492	0	0	32,230,492

Yankee corporate bonds and notes	0	155,663	0	155,663

Short-term investments
Investment companies	2,258,748	384,925	0	2,643,673
Total assets	$41,691,638	$7,225,658	$0	$48,917,296

The Portfolios recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2015, the Portfolios did not have any transfers into/out of Level 1, Level 2, or Level 3.

52	Wells Fargo Advantage Income Funds	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolios.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of each Portfolio increase. For the year ended May 31, 2015, the advisory fee for Core Bond Portfolio and Real Return Portfolio was equivalent to an annual rate of 0.36% and 0.40%, respectively, of each Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolios. The fees for subadvisory services are borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of each Portfolio increase. Prior to December 1, 2014, WellsCap received an annual subadvisory fee from Real Return Portfolio which started at 0.20% and declined to 0.10% as the average daily net assets of the Portfolio increased.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2015 were as follows:

	Purchases at cost		Sales proceeds
	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
Core Bond Portfolio	$18,050,960,814	$3,159,017,243	$17,435,294,443	$2,736,783,472
Real Return Portfolio	8,810,383	16,421,672	22,879,705	2,647,467

As of May 31, 2015, Real Return Portfolio had unfunded term loan commitments of $320,313.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2015, Real Return Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

As of May 31, 2015, Real Return Portfolio did not have any open futures contracts. Real Return Portfolio had an average notional amount of $58,182 in short futures contracts during the year ended May 31, 2015.

The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Income Funds	53

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolio of investments (for Wells Fargo Advantage Core Bond Portfolio), of the Wells Fargo Advantage Core Bond Portfolio and Wells Fargo Advantage Real Return Portfolio (formerly, Wells Fargo Advantage Inflation-Protected Bond Fund Portfolio) (the “Portfolios”), two of the portfolios constituting the Wells Fargo Master Trust, as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2015, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2015

54	Wells Fargo Advantage Income Funds	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2015:

Long-term capital gain distributions
Real Return Fund	$217,694

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2015 have been designated as qualified dividend income (QDI):

QDI
Real Return Fund	$28,436

For the fiscal year ended May 31, 2015, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Core Bond Fund	$39,804,836
Real Return Fund	190,467

For the fiscal year ended May 31, 2015, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Real Return Fund	$27,073

For the fiscal year ended May 31, 2015, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income
Core Bond Fund	16.40%
Real Return Fund	52.44

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Income Funds	55

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

56	Wells Fargo Advantage Income Funds	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Income Funds	57

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Advantage Real Return Fund, Wells Fargo Advantage Core Bond Fund, Wells Fargo Advantage Real Return Portfolio and Wells Fargo Advantage Core Bond Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the Wells Fargo Advantage Real Return Fund and Wells Fargo Advantage Core Bond Fund (individually, a “Gateway Fund” and collectively, the “Gateway Funds”): (i) an investment advisory agreement (the “Gateway Fund Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment management agreement (the “Management Agreement”) with Funds Management. The Management Agreement combines the terms of the Gateway Fund Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services.

The Master Trust Board, all the members of which are Independent Trustees, reviewed and approved an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for each of the Wells Fargo Advantage Real Return Portfolio and Wells Fargo Advantage Core Bond Portfolio (individually, a “Master Portfolio” and collectively, the “Master Portfolios”). The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.”

The Master Trust Board also reviewed and approved an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”) for each of the Master Portfolios (the “Sub-Advisory Agreements”). The Gateway Fund Advisory Agreement, the Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

The Real Return Fund and Core Bond Fund are gateway feeder funds that invest substantially all of their assets in the Real Return Portfolio and Core Bond Portfolio, respectively. Each of these Master Portfolios has a substantially similar investment objective and substantially similar investment strategies to the respective Gateway Fund. Information provided to the Boards regarding the Gateway Funds is also applicable to the respective Master Portfolios identified above, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Advisory Agreement for the period from June 1, 2015 through June 30, 2015 and approved the Management Agreement for the period from July 1, 2015 through May 31, 2016. Additionally, after its deliberations, the Master Trust Board unanimously

58	Wells Fargo Advantage Income Funds	Other information (unaudited)

approved the continuation of the Master Portfolio Advisory Agreement for a one-year term commencing June 1, 2015 through May 31, 2016 and the Sub-Advisory Agreements for a one-year term through May 31, 2016. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Funds Trust Board noted that the services to be provided to the Gateway Funds pursuant to the Management Agreement combined the advisory services previously provided to the Gateway Funds pursuant to the Gateway Fund Advisory Agreement with the Fund-level administrative services previously provided to the Gateway Funds pursuant to the Gateway Fund’s Administration Agreement. The Funds Trust Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Gateway Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended March 31, 2015. The Boards considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the respective Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the Real Return Fund was higher than the average performance of its Universe for all periods under review; and (ii) the performance of the Core Bond Fund was higher than the average performance of its Universe for all periods under review.

The Funds Trust Board also noted that the performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the Real Return Fund was higher than or in range of its benchmark, the Barclays U.S. TIPS Index, for all periods under review; and (ii) the performance of the Core Bond Fund was higher than or in range of its benchmark, the Barclays U.S. Aggregate Bond Index, for all periods under review.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and
Rule 12b-1 and non-Rule 12b-1 service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Funds were as follows: (i) the net operating expense ratios of the Real Return Fund were lower than or in range of the median net operating expense ratios of its expense Groups for all share classes; and (ii) the net operating expense ratios of the Core Bond Fund were lower than or equal to the median net operating expense ratios of its expense Groups for all share classes. The Funds Trust Board discussed and accepted Funds Management’s proposal to convert the Core Bond Fund’s Investor Class Shares into Class A shares of the Core Bond Fund.

Other information (unaudited)	Wells Fargo Advantage Income Funds	59

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Gateway Fund Advisory Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from a Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Gateway Fund were to change its investment structure so that it begins to invest in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets among various master portfolios.

The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Gateway Funds, on a combined basis with each Gateway Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Funds Trust Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of the Management Rates of each Gateway Fund, which include the advisory fees paid at the Master Portfolio level, with those of other funds in the expense Groups at a common asset level. The Funds Trust Board noted that the Management Rates of the Gateway Funds were as follows: (i) the Management Rates of the Real Return Fund were in range of the average rates for its respective expense Groups for all share classes; and (ii) the Management Rates for the Core Bond Fund were lower than or in range of the average rates of its respective expense Groups for all share classes except the Investor Class. The Funds Trust Board discussed and accepted Funds Management’s proposal to convert the Core Bond Fund’s Investor Class Shares into Class A shares of the Core Bond Fund.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were lower than or equal to the median rate for the Master Portfolio’s respective expense Group.

The Master Trust Board also received and considered information about the portions of the total advisory fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of the advisory fee between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Management Agreement and the Gateway Fund Advisory Agreement was reasonable, in light of the services covered by the Management Agreement and the Gateway Fund Advisory Agreement, respectively. The Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to each Sub-Adviser under each Sub-Advisory Agreement was reasonable, in light of the services covered by the Master Portfolio Advisory Agreement and each Sub-Advisory Agreement, respectively.

60	Wells Fargo Advantage Income Funds	Other information (unaudited)

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Boards did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee structure and each Gateway Fund’s administration and management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Boards considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Advisory Agreement for the period from June 1, 2015 through June 30, 2015 and approved the Management Agreement for the period from July 1, 2015 through May 31, 2016. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement for a one-year term commencing June 1, 2015 through May 31, 2016 and the Sub-Advisory Agreements for a one-year term through May 31, 2016. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Adviser was reasonable.

List of abbreviations	Wells Fargo Advantage Income Funds	61

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PIK	— Payment-in-kind
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian leu
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

234457 07-15 AILD/AR103 05-15

Wells Fargo Advantage WealthBuilder PortfoliosSM

Annual Report

May 31, 2015

■	Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM

■	Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM

■	Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM

■	Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM

■	Wells Fargo Advantage WealthBuilder Equity PortfolioSM

■	Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM

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The views expressed and any forward-looking statements are as of May 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Portfolios disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage WealthBuilder Portfolios	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Among the most significant influences on the equity and bond markets during the period were improving U.S. economic data, a stronger U.S. dollar, declining oil and natural gas prices, and global central bank actions intended to support economic activity.

The U.S. Federal Reserve (Fed) kept short-term interest rates low, which stifled fixed-income returns across the maturity spectrum while encouraging equity investing, which supported demand for stocks.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage WealthBuilder Portfolios for the 12-month period that ended May 31, 2015. Among the most significant influences on the equity and bond markets during the period were improving U.S. economic data, a stronger U.S. dollar, declining oil and natural gas prices, and global central bank actions intended to support economic activity.

U.S. equities trended higher while international stocks declined due to a stronger U.S. dollar.

U.S. stocks (as measured by the S&P 500 Index1) gained 11.8% as data reflected a strengthening economy. Gross domestic product (GDP) growth rates on a quarterly basis were 5.0% and 2.2% in the third and fourth quarters of 2014, respectively, before dipping to -0.7% for the first quarter of 2015. Observers attributed the negative result to another harsh winter, a stronger U.S. dollar, and lower capital spending by U.S. energy companies as oil and natural gas prices fell. Generally, corporate earnings were favorable, consumer confidence improved, and the labor market continued to recover. Unemployment declined from 6.3% in May 2014 to 5.5% in May 2015. The U.S. Federal Reserve (Fed) kept short-term interest rates low, which stifled fixed-income returns across the maturity spectrum while encouraging equity investing, which supported demand for stocks.

Developed country international stocks (as measured by the MSCI EAFE Index (Net)2) declined 0.5% in U.S. dollar terms. Investment returns earned overseas were reduced upon conversion to U.S. dollars due to the U.S. currency’s higher relative value. Central banks in Europe, Japan, and China sought to spark economic growth through low interest rates and easy-money policies. The European Central Bank launched a quantitative easing (QE)-related bond-buying program, through which it is expected to buy more than one trillion euros of mostly government bonds between March 2015 and September 2016. Initial signs suggested that low interest rates and QE benefited economic growth in some of the larger eurozone countries when, for the first time in five years, all four of the region’s largest economies—France, Germany, Italy, and Spain—recorded GDP growth during the first quarter of 2015. Nevertheless, a number of smaller countries in the region struggled with high sovereign debt and austerity programs, perhaps most notably Greece, where the possibility of default on its loan agreements remained a possibility as the end of the period approached.

In the Pacific region, the Bank of Japan maintained accommodative monetary policies as it sought to stimulate growth in an economy that has been beset by deflationary pressures during the past two decades. Japan’s economy rebounded from a recession in the final quarter of 2014, but growth was weaker than expected. In China, economic growth remains positive but at lower levels than in recent years. In response, the People’s Bank of China reduced interest rates three times in seven months in an effort to spark economic activity. QE and low-interest-rate policies have supported U.S. stock market gains since 2009. With major

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	3

central banks overseas now pursuing similar policies, many observers anticipated a similar beneficial influence on equity markets in those countries.

Following the close of the period, contentious negotiations between the European Union and the Greek government regarding that nation’s sovereign debt unsettled investors globally - as did an abrupt sell-off in China’s equity market. At the end of June, the Greek debt drama moved closer to a resolution and China’s government took additional steps to support its capital markets. Markets in the U.S. and elsewhere reacted favorably to these developments and moved higher.

Domestic bonds outperformed foreign bonds thanks to U.S. bond yield premiums.

In fixed-income markets, the Barclays U.S. Aggregate Bond Index3 advanced 3.0% while bonds outside the U.S. declined 12.2% (as measured by the Barclays Global Aggregate ex U.S. Dollar Bond Index4). Positive domestic fixed-income returns countered investor expectations that bonds would suffer when the Fed ended its QE-related bond-buying program in October 2014. Higher domestic bond yields relative to international bonds drove continued investor demand for U.S. issues.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[3]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

[4]	The Barclays Global Aggregate ex U.S. Dollar Bond Index tracks an international basket of government, corporate, agency, and mortgage-related bonds. You cannot invest directly in an index.

4	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio

Investment objective

The Portfolio seeks current income with a secondary emphasis on capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (WBCAX)	9-30-2004	0.22	4.25	3.65	1.75	4.57	3.81	2.08	2.03
WealthBuilder Conservative Allocation Composite Index[3]	–	–	–	–	4.07	6.02	5.46	–	–
Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	3.03	3.90	4.61	–	–
MSCI ACWI ex USA (Net)[5]	–	–	–	–	(0.90)	8.09	6.04	–	–
Russell 3000® Index[6]	–	–	–	–	11.86	16.54	8.41	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Portfolio. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Portfolio and its share price can be sudden and unpredictable. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	5

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

Growth of $10,000 investment[7] as of May 31, 2015

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.53% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Conservative Allocation Composite Index is weighted 80% in the Barclays U.S. Aggregate Bond Index, 14% in the Russell 3000® Index, and 6% in the MSCI ACWI ex USA Index (Net) (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

[4]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[6]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[7]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Conservative Allocation Composite Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA (Net) and the Russell 3000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[8]	The Bloomberg Commodity Index is a highly liquid and diversified commodity price index distributed by Bloomberg Indexes. The index typically represents 20 commodities, which are weighted to account for economic significance and market liquidity. You cannot invest directly in an index.

[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[11]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[12]	Current target allocation is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown. These percentages are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Conservative Allocation Composite Index, for the 12-month period that ended May 31, 2015.

■	The Portfolio’s allocation to alternative investments, which can range up to 5% of the portfolio, detracted from performance as a plunge in oil prices drove commodity-related investments firmly into negative territory. The index does not include an alternatives allocation. Despite a recent rebound from its lows in March 2015, the price of oil fell by approximately 41% during the period. Broad-based commodities, as measured by the Bloomberg Commodity Index[8], fell by 24.6% during the period.

■	Sharp gains in the value of the U.S. dollar had an adverse impact on international bonds within the fixed-income segment of the Portfolio and detracted from fund performance relative to the index. In addition, a slightly lower duration relative to the benchmark hurt performance as the shorter-term interest rates increased while longer-term interest rates declined during the period.

■	Meanwhile, our tactical asset allocation shifts contributed positively to performance during the period. Several well-timed shifts between stocks and bonds, coupled with a decision to hedge our exposure to the euro and the Japanese yen within the equity segment, benefited the performance of the overall portfolio. For the 12-month period that ended May 31, 2015, the U.S. dollar strengthened by 20.6% against a basket of international developed currencies.

Accommodative policies by global central banks drove stock markets higher during the period.

Global equity markets continued to trend higher during the 12-month period despite concerns about weak overseas growth and uncertainty surrounding the timing of the U.S. Federal Reserve’s (Fed’s) anticipated interest-rate hike. As has been the case during the current recovery, actions by global central banks played a large part in calming markets and boosting confidence among investors.

The Fed ended its bond-buying program in the fourth quarter of 2014 due to increasing economic signals of growth in the U.S. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) implemented massive stimulus programs to combat weak economic growth and muted inflationary pressures.

For the period, U.S. large-cap stocks rose by 11.81%, as measured by the S&P 500 Index9, while U.S. small-cap stocks gained 11.32%, as measured by the Russell 2000® Index10. Government bond prices advanced during the period as yields on 10-year U.S. Treasury notes and 30-year U.S. Treasury bonds declined by approximately 0.4% and 0.5%, respectively. The Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market performance, gained 3.03% during the period.

Ten largest holdings[11] (%) as of May 31, 2015
Wells Fargo Advantage Core Bond Portfolio	24.21
Wells Fargo Advantage Short Duration Government Bond Fund Institutional Class	18.60
Wells Fargo Advantage Government Securities Fund Institutional Class	16.77
PIMCO High Yield Fund Institutional Class	10.27
Oppenheimer International Bond Fund Class Y	4.65
MFS Value Fund Class I	2.97
PIMCO CommodityRealReturn Strategy Fund Institutional Class	2.67
Thornburg International Value Fund Institutional Class	1.76
Voya Global Real Estate Fund Class I	1.76
T. Rowe Price Blue Chip Growth Fund Retail Class	1.73

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

We continued to favor stocks over bonds, and as a result, we maintained a tactical overweight toward stocks throughout the period. However, the allocation was not static as we took advantage of changes in macroeconomic conditions and market gyrations to adjust our effective exposures.

We also implemented a currency overlay in order to cushion our international equity holdings against the risk of a strengthening U.S. dollar. The currency overlay contributed to performance, particularly positions hedging the euro against the U.S. dollar. Hedging the currency component of our futures overlay contributed to the performance of the Portfolio.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	7

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

In addition, we increased our allocation to high-yield bonds in an effort to augment the yield of our fixed-income portfolio and also to diversify away from U.S. Treasury securities.

We expanded the holdings in the futures overlay to include futures on international equity indexes. Specifically, we introduced a currency-hedged exposure to the EURO STOXX 50 futures contract, which seeks to track the performance of the largest 50 stocks in the eurozone.

We maintained a higher exposure to small-cap stocks and value stocks relative to the Portfolio’s neutral allocation. Each component detracted from performance, as small-cap stocks modestly underperformed large-cap stocks while value stocks trailed growth stocks by a wide margin.

Current target allocation[12] as of May 31, 2015

We remain cautiously optimistic about the longer-term outlook for stocks.

With bond yields hovering near historically low levels, we continue to find stocks attractively priced relative to bonds. We believe accommodative policies by the ECB and the BOJ will likely provide a certain level of support for equity markets this year. Furthermore, we believe there are signs that the U.S. economy is picking up steam after a somewhat lackluster first quarter.

Our current outlook is tempered by higher equity valuations and the prospect of heightened volatility in the months to come, especially as the Fed’s anticipated interest-rate hike draws closer. Consequently, we continue to modestly overweight stocks and expect to maintain our current posture until our quantitative models or qualitative inputs signal a change.

Please see footnotes on page 5.

8	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio

Investment objective

The Portfolio seeks a combination of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (WBBBX)	9-30-2004	1.89	6.82	4.40	3.44	7.14	4.56	2.14	2.10
WealthBuilder Moderate Balanced Composite Index[3]	–	–	–	–	5.09	8.10	6.20	–	–
Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	3.03	3.90	4.61	–	–
MSCI ACWI ex USA (Net)[5]	–	–	–	–	(0.90)	8.09	6.04	–	–
Russell 3000® Index[6]	–	–	–	–	11.86	16.54	8.41	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Portfolio. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Portfolio and its share price can be sudden and unpredictable. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	9

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

Growth of $10,000 investment[7] as of May 31, 2015

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.60% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Moderate Balanced Composite Index is weighted 60% in the Barclays U.S. Aggregate Bond Index, 28% in the Russell 3000® Index, and 12% in the MSCI ACWI ex USA (Net) (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

[4]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[6]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[7]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Moderate Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA (Net), and the Russell 3000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[8]	The Bloomberg Commodity Index is a highly liquid and diversified commodity price index distributed by Bloomberg Indexes. The index typically represents 20 commodities, which are weighted to account for economic significance and market liquidity. You cannot invest directly in an index.

[9]	The S&P 500 Index consists of approximately 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[11]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[12]	Current target allocation is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown. These percentages are subject to change and may have changed since the date specified.

10	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Moderate Balanced Composite Index, for the 12-month period that ended May 31, 2015.

■	The Portfolio’s allocation to alternative investments, which can range up to 5% of the portfolio, detracted from performance as a plunge in oil prices drove commodity-related investments firmly into negative territory. The index does not include an alternatives allocation. Despite a recent rebound from its lows in March 2015, the price of oil fell by approximately 41% during the period. Broad-based commodities, as measured by the Bloomberg Commodity Index[8], fell by 24.6% during the period.

■	Sharp gains in the value of the U.S. dollar had an adverse impact on international bonds within the fixed-income segment of the Portfolio and detracted from fund performance relative to the index. In addition, a slightly lower duration relative to the benchmark hurt performance as the shorter-term interest rates increased while longer-term interest rates declined during the period.

■	Meanwhile, our tactical asset allocation shifts contributed positively to performance during the period. Several well-timed shifts between stocks and bonds, coupled with a decision to hedge our exposure to the euro and the Japanese yen within the equity segment, benefited the performance of the overall portfolio. For the 12-month period that ended May 31, 2015, the U.S. dollar strengthened by 20.6% against a basket of international developed currencies.

Accommodative policies by global central banks drove stock markets higher during the period.

Global equity markets continued to trend higher during the 12-month period despite concerns about weak overseas growth and uncertainty surrounding the timing of the U.S. Federal Reserve’s (Fed’s) anticipated interest-rate hike. As has been the case during the current recovery, actions by global central banks played a large part in calming markets and boosting confidence among investors.

The Fed ended its bond-buying program in the fourth quarter of 2014 due to increasing economic signals of growth in the U.S. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) implemented massive stimulus programs to combat weak economic growth and muted inflationary pressures.

For the period, U.S. large-cap stocks rose by 11.81%, as measured by the S&P 500 Index9, while U.S. small-cap stocks gained 11.32%, as measured by the Russell 2000® Index10. Government bond prices advanced during the period as yields on 10-year U.S. Treasury notes and 30-year U.S. Treasury bonds declined by approximately 0.4% and 0.5%, respectively. The Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market performance, gained 3.03% during the period.

Ten largest holdings[11] (%) as of May 31, 2015
Wells Fargo Advantage Core Bond Portfolio	17.71
Wells Fargo Advantage Government Securities Fund Institutional Class	12.27
Wells Fargo Advantage Short Duration Government Bond Fund Institutional Class	11.37
PIMCO High Yield Fund Institutional Class	8.64
MFS Value Fund Class I	5.97
Oppenheimer International Bond Fund Class Y	4.52
Thornburg International Value Fund Institutional Class	3.56
T. Rowe Price Blue Chip Growth Fund Retail Class	3.48
Invesco Growth and Income Fund Class R6	3.01
Oakmark Fund Class I	2.97

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

We continued to favor stocks over bonds, and as a result, we maintained a tactical overweight toward stocks throughout the period. However, the allocation was not static as we took advantage of changes in macroeconomic conditions and market gyrations to adjust our effective exposures.

We also implemented a currency overlay in order to cushion our international equity holdings against the risk of a strengthening U.S. dollar. The currency overlay contributed to performance, particularly positions hedging the euro against the U.S. dollar. Hedging the currency component of our futures overlay contributed to the performance of the Portfolio.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	11

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

In addition, we increased our allocation to high-yield bonds in an effort to augment the yield of our fixed-income portfolio and also to diversify away from U.S. Treasury securities.

We expanded the holdings in the futures overlay to include futures on international equity indexes. Specifically, we introduced a currency-hedged exposure to the EURO STOXX 50 futures contract, which seeks to track the performance of the largest 50 stocks in the eurozone.

We maintained a higher exposure to small-cap stocks and value stocks relative to the Portfolio’s neutral allocation. Each component detracted from performance, as small-cap stocks modestly underperformed large-cap stocks while value stocks trailed growth stocks by a wide margin.

Current target allocation[12] as of May 31, 2015

We remain cautiously optimistic about the longer-term outlook for stocks.

With bond yields hovering near historically low levels, we continue to find stocks attractively priced relative to bonds. We believe accommodative policies by the ECB and the BOJ will likely provide a certain level of support for equity markets this year. Furthermore, we believe there are signs that the U.S. economy is picking up steam after a somewhat lackluster first quarter.

Our current outlook is tempered by higher equity valuations and the prospect of heightened volatility in the months to come, especially as the Fed’s anticipated interest-rate hike draws closer. Consequently, we continue to modestly overweight stocks and expect to maintain our current posture until our quantitative models or qualitative inputs signal a change.

Please see footnotes on page 9.

12	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio

Investment objective

The Portfolio seeks a combination of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (WBGBX)	10-1-1997	3.32	9.73	5.04	4.89	10.07	5.19	2.21	2.17
WealthBuilder Growth Balanced Composite Index[3]	–	–	–	–	6.08	10.12	6.84	–	–
Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	3.03	3.90	4.61	–	–
MSCI ACWI ex USA (Net)[5]	–	–	–	–	(0.90)	8.09	6.04	–	–
Russell 3000® Index[6]	–	–	–	–	11.86	16.54	8.41	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Portfolio. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Portfolio and its share price can be sudden and unpredictable. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	13

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

Growth of $10,000 investment[7] as of May 31, 2015

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.67% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Balanced Composite Index is weighted 40% in the Barclays U.S. Aggregate Bond Index, 42% in the Russell 3000® Index, and 18% in the MSCI ACWI ex USA (Net) (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

[4]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[6]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[7]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Growth Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA (Net), and the Russell 3000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[8]	The Bloomberg Commodity Index is a highly liquid and diversified commodity price index distributed by Bloomberg Indexes. The index typically represents 20 commodities, which are weighted to account for economic significance and market liquidity. You cannot invest directly in an index.

[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[11]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[12]	Current target allocation is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown. These percentages are subject to change and may have changed since the date specified.

14	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Growth Balanced Composite Index, for the 12-month period that ended May 31, 2015.

■	The Portfolio’s allocation to alternative investments, which can range up to 5% of the portfolio, detracted from performance as a plunge in oil prices drove commodity-related investments firmly into negative territory. The index does not include an alternatives allocation. Despite a recent rebound from its lows in March 2015, the price of oil fell by approximately 41% during the period. Broad-based commodities, as measured by the Bloomberg Commodity Index[8], fell by 24.6% during the period.

■	Sharp gains in the value of the U.S. dollar had an adverse impact on international bonds within the fixed-income segment of the Portfolio and detracted from fund performance relative to the index.

■	Meanwhile, our tactical asset allocation shifts contributed positively to performance during the period. Several well-timed shifts between stocks and bonds, coupled with a decision to hedge our exposure to the euro and the Japanese yen within the equity segment, benefited the performance of the overall portfolio. For the 12-month period that ended May 31, 2015, the U.S. dollar strengthened by 20.6% against a basket of international developed currencies.

Accommodative policies by global central banks drove stock markets higher during the period.

Global equity markets continued to trend higher during the 12-month period despite concerns about weak overseas growth and uncertainty surrounding the timing of the U.S. Federal Reserve’s (Fed’s) anticipated interest-rate hike. As has been the case during the current recovery, actions by global central banks played a large part in calming markets and boosting confidence among investors.

The Fed ended its bond-buying program in the fourth quarter of 2014 due to increasing economic signals of growth in the U.S. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) implemented massive stimulus programs to combat weak economic growth and muted inflationary pressures.

For the period, U.S. large-cap stocks rose by 11.81%, as measured by the S&P 500 Index9, while U.S. small-cap stocks gained 11.32%, as measured by the Russell 2000® Index10. Government bond prices advanced during the period as yields on 10-year U.S. Treasury notes and 30-year U.S. Treasury bonds declined by approximately 0.4% and 0.5%, respectively. The Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market performance, gained 3.03% during the period.

Ten largest holdings[11] (%) as of May 31, 2015
Wells Fargo Advantage Core Bond Portfolio	11.83
Wells Fargo Advantage Government Securities Fund Institutional Class	11.08
MFS Value Fund Class I	8.92
PIMCO High Yield Fund Institutional Class	6.67
Thornburg International Value Fund Institutional Class	5.42
T. Rowe Price Blue Chip Growth Fund Retail Class	5.20
Oppenheimer International Bond Fund Class Y	4.92
Invesco Growth and Income Fund Class R6	4.49
Oakmark Fund Class I	4.44
American Century Growth Fund Institutional Class	3.70

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

We continued to favor stocks over bonds, and as a result, we maintained a tactical overweight toward stocks throughout the period. However, the allocation was not static as we took advantage of changes in macroeconomic conditions and market gyrations to adjust our effective exposures.

We also implemented a currency overlay in order to cushion our international equity holdings against the risk of a strengthening U.S. dollar. The currency overlay contributed to performance, particularly positions hedging the euro against the U.S. dollar. Hedging the currency component of our futures overlay contributed to the performance of the Portfolio.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	15

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

In addition, we increased our allocation to high-yield bonds in an effort to augment the yield of our fixed-income portfolio and also to diversify away from U.S. Treasury securities.

We expanded the holdings in the futures overlay to include futures on international equity indexes. Specifically, we introduced a currency-hedged exposure to the EURO STOXX 50 futures contract, which seeks to track the performance of the largest 50 stocks in the eurozone.

We maintained a higher exposure to small-cap stocks and value stocks relative to the Portfolio’s neutral allocation. Each component detracted from performance, as small-cap stocks modestly underperformed large-cap stocks while value stocks trailed growth stocks by a wide margin.

Current target allocation[12] as of May 31, 2015

We remain cautiously optimistic about the longer-term outlook for stocks.

With bond yields hovering near historically low levels, we continue to find stocks attractively priced relative to bonds. We believe accommodative policies by the ECB and the BOJ will likely provide a certain level of support for equity markets this year. Furthermore, we believe there are signs that the U.S. economy is picking up steam after a somewhat lackluster first quarter.

Our current outlook is tempered by higher equity valuations and the prospect of heightened volatility in the months to come, especially as the Fed’s anticipated interest-rate hike draws closer. Consequently, we continue to modestly overweight stocks and expect to maintain our current posture until our quantitative models or qualitative inputs signal a change.

Please see footnotes on page 13.

16	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio

Investment objective

The Portfolio seeks capital appreciation with a secondary emphasis on current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (WBGGX)	9-30-2004	4.55	11.13	5.18	6.14	11.46	5.34	2.29	2.22
WealthBuilder Growth Allocation Composite Index[3]	–	–	–	–	7.04	12.10	7.37	–	–
Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	3.03	3.90	4.61	–	–
MSCI ACWI ex USA (Net)[5]	–	–	–	–	(0.90)	8.09	6.04	–	–
Russell 3000® Index[6]	–	–	–	–	11.86	16.54	8.41	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Portfolio. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Portfolio and its share price can be sudden and unpredictable. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	17

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

Growth of $10,000 investment[7] as of May 31, 2015

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.72% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Allocation Composite Index is weighted 20% in the Barclays U.S. Aggregate Bond Index, 56% in the Russell 3000® Index, and 24% in the MSCI ACWI ex USA (Net) (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

[4]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[6]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[7]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Growth Allocation Composite Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA (Net), and the Russell 3000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[8]	The Bloomberg Commodity Index is a highly liquid and diversified commodity price index distributed by Bloomberg Indexes. The index typically represents 20 commodities, which are weighted to account for economic significance and market liquidity. You cannot invest directly in an index.

[9]	The S&P 500 Index consists of approximately 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[11]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[12]	Current target allocation is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown. These percentages are subject to change and may have changed since the date specified.

18	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Growth Allocation Composite Index, for the 12-month period that ended May 31, 2015.

■	The Portfolio’s allocation to alternative investments, which can range up to 5% of the portfolio, detracted from performance as a plunge in oil prices drove commodity-related investments firmly into negative territory. The index does not include an alternatives allocation. Despite a recent rebound from its lows in March 2015, the price of oil fell by approximately 41% during the period. Broad-based commodities, as measured by the Bloomberg Commodity Index[8], fell by 24.6% during the period.

■	Sharp gains in the value of the U.S. dollar had an adverse impact on international bonds within the fixed-income segment of the Portfolio and detracted from fund performance relative to the index.

■	Meanwhile, our tactical asset allocation shifts contributed positively to performance during the period. Several well-timed shifts between stocks and bonds, coupled with a decision to hedge our exposure to the euro and the Japanese yen within the equity segment, benefited the performance of the overall portfolio. For the 12-month period that ended May 31, 2015, the U.S. dollar strengthened by 20.6% against a basket of international developed currencies.

Accommodative policies by global central banks drove stock markets higher during the period.

Global equity markets continued to trend higher during the 12-month period despite concerns about weak overseas growth and uncertainty surrounding the timing of the U.S. Federal Reserve’s (Fed’s) anticipated interest-rate hike. As has been the case during the current recovery, actions by global central banks played a large part in calming markets and boosting confidence among investors.

The Fed ended its bond-buying program in the fourth quarter of 2014 due to increasing economic signals of growth in the U.S. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) implemented massive stimulus programs to combat weak economic growth and muted inflationary pressures.

For the period, U.S. large-cap stocks rose by 11.81%, as measured by the S&P 500 Index9, while U.S. small-cap stocks gained 11.32%, as measured by the Russell 2000® Index10. Government bond prices advanced during the period as yields on 10-year U.S. Treasury notes and 30-year U.S. Treasury bonds declined by approximately 0.4% and 0.5%, respectively. The Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market performance, gained 3.03% during the period.

Ten largest holdings[11] (%) as of May 31, 2015
MFS Value Fund Class I	11.91
Thornburg International Value Fund Institutional Class	7.17
T. Rowe Price Blue Chip Growth Fund Retail Class	6.94
Invesco Growth and Income Fund Class R6	6.00
Oakmark Fund Class I	5.94
Wells Fargo Advantage Core Bond Portfolio	5.07
American Century Growth Fund Institutional Class	4.95
Wells Fargo Advantage International Growth Portfolio	4.77
Wells Fargo Advantage Government Securities Fund Institutional Class	4.35
Wells Fargo Advantage Endeavor Select Fund Institutional Class	3.96

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

We continued to favor stocks over bonds, and as a result, we maintained a tactical overweight toward stocks throughout the period. However, the allocation was not static as we took advantage of changes in macroeconomic conditions and market gyrations to adjust our effective exposures.

We also implemented a currency overlay in order to cushion our international equity holdings against the risk of a strengthening U.S. dollar. The currency overlay contributed to performance, particularly positions edging the euro against the U.S. dollar. Hedging the currency component of our futures overlay contributed to the performance of the Portfolio.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	19

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

In addition, we increased our allocation to high-yield bonds in an effort to augment the yield of our fixed-income portfolio and also to diversify away from U.S. Treasury securities.

We expanded the holdings in the futures overlay to include futures on international equity indexes. Specifically, we introduced a currency-hedged exposure to the EURO STOXX 50 futures contract, which seeks to track the performance of the largest 50 stocks in the eurozone.

We maintained a higher exposure to small-cap stocks and value stocks relative to the Portfolio’s neutral allocation. Each component detracted from performance, as small-cap stocks modestly underperformed large-cap stocks while value stocks trailed growth stocks by a wide margin.

Current target allocation[12] as of May 31, 2015

We remain cautiously optimistic about the longer-term outlook for stocks.

With bond yields hovering near historically low levels, we continue to find stocks attractively priced relative to bonds. We believe accommodative policies by the ECB and the BOJ will likely provide a certain level of support for equity markets this year. Furthermore, we believe there are signs that the U.S. economy is picking up steam after a somewhat lackluster first quarter.

Our current outlook is tempered by higher equity valuations and the prospect of heightened volatility in the months to come, especially as the Fed’s anticipated interest-rate hike draws closer. Consequently, we continue to modestly overweight stocks and expect to maintain our current posture until our quantitative models or qualitative inputs signal a change.

Please see footnotes on page 17.

20	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Equity Portfolio

Investment objective

The Portfolio seeks long-term capital appreciation with no emphasis on income.
Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Equity Portfolio (WBGIX)	10-1-1997	5.69	11.64	5.26	7.30	11.98	5.42	2.39	2.28
WealthBuilder Equity Composite Index[3]	–	–	–	–	7.97	14.03	7.78	–	–
MSCI ACWI ex USA (Net)[4]	–	–	–	–	(0.90)	8.09	6.04	–	–
Russell 3000® Index[5]	–	–	–	–	11.86	16.54	8.41	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	21

Wells Fargo Advantage WealthBuilder Equity Portfolio (continued)

Growth of $10,000 investment[6] as of May 31, 2015

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.78% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Equity Composite Index is weighted 70% in the Russell 3000® Index and 30% in the MSCI ACWI ex USA (Net). You cannot invest directly in an index.

[4]	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[5]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[6]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Equity Composite Index, the MSCI ACWI ex USA (Net), and the Russell 3000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[7]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[9]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Portfolio. These percentages are subject to change and may have changed since the date specified.

22	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Equity Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Equity Composite Index, for the 12-month period that ended May 31, 2015.

■	The underperformance of a few underlying mutual funds held in the Portfolio accounted for much of the negative impact on the Portfolio when compared with its benchmark.

Accommodative policies by global central banks drove stock markets higher during the period.

Global equity markets continued to trend higher during the 12-month period despite concerns about weak overseas growth and uncertainty surrounding the timing of the U.S. Federal Reserve’s (Fed’s) anticipated interest-rate hike. As has been the case during the current recovery, strong actions by global central banks played a large part in calming markets and boosting confidence among investors.

The Fed ended its bond-buying program in the fourth quarter of 2014 due to increasing economic signals of growth in the U.S. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) implemented massive stimulus programs to combat weak economic growth and muted inflationary pressures.

For the period, U.S. large-cap stocks rose by 11.81%, as measured by the S&P 500 Index7, while U.S. small-cap stocks gained 11.32%, as measured by the Russell 2000® Index8. Meanwhile, international stocks, as measured by the MSCI ACWI ex USA (Net), rose by 13.04% in local-currency terms and 5.08% when translated back into U.S. dollars. For the 12-month period ended May 31, 2015, the U.S. dollar strengthened by 20.6% against a basket of international developed currencies.

The Portfolio remained broadly diversified among the four main stock segments: international, small-cap, large-cap growth, and large-cap value stocks.

Ten largest holdings[9] (%) as of May 31, 2015
MFS Value Fund Class I	14.99
T. Rowe Price Blue Chip Growth Fund Retail Class	10.49
Thornburg International Value Fund Institutional Class	8.95
Invesco Growth & Income Fund Class R6	7.54
American Century Growth Fund Institutional Class	7.48
Oakmark Fund Class I	7.47
Wells Fargo Advantage Endeavor Select Fund Institutional Class	5.99
Wells Fargo Advantage Large Cap Growth Fund Institutional Class	5.98
Wells Fargo Advantage International Growth Portfolio	5.97
Dodge & Cox International Stock Fund	2.97

Portfolio allocation[10] as of May 31, 2015

We remain cautiously optimistic about the longer-term outlook for stocks.

We believe accommodative policies by the ECB and the BOJ will likely provide a certain level of support for equity markets this year. Furthermore, we believe there are signs that the U.S. economy is picking up steam after a somewhat lackluster first quarter.

We remain alert to the potential risks that could emerge because volatility is likely to rise as the Fed’s anticipated interest-rate hike draws closer. To help manage risk, we will continue to ensure that the Portfolio is broadly diversified across major stock styles.

Please see footnotes on page 21.

This page is intentionally left blank.

24	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio

Investment objective

The Portfolio seeks long-term capital appreciation with no emphasis on income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (WBGAX)	10-1-1997	5.97	11.66	5.98	7.58	12.00	6.14	2.32	2.26
WealthBuilder Tactical Equity Composite Index[3]	–	–	–	–	7.97	14.03	7.78	–	–
MSCI ACWI ex USA (Net)[4]	–	–	–	–	(0.90)	8.09	6.04	–	–
Russell 3000® Index[5]	–	–	–	–	11.86	16.54	8.41	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 25.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	25

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (continued)

Growth of $10,000 investment[6] as of May 31, 2015

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.76% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Tactical Equity Composite Index is weighted 70% in the Russell 3000® Index, and 30% in the MSCI ACWI ex USA (Net). You cannot invest directly in an index.

[4]	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[5]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[6]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Tactical Equity Composite Index, the MSCI ACWI ex USA (Net), and the Russell 3000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[7]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[9]	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI (Net) consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[10]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Portfolio. These percentages are subject to change and may have changed since the date specified.

26	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Tactical Equity Composite Index, for the 12-month period that ended May 31, 2015.

■	Tactical shifts toward small-cap stocks and value stocks detracted from performance relative to the benchmark.

■	Meanwhile, a tactical shift to hedge our exposure to the euro and the Japanese yen contributed positively to performance as the U.S. dollar strengthened during the period.

Accommodative policies by global central banks drove stock markets higher during the period.

Global equity markets continued to trend higher during the 12-month period despite concerns about weak overseas growth and uncertainty surrounding the timing of the U.S. Federal Reserve’s (Fed’s) anticipated interest-rate hike. As has been the case during the current recovery, strong actions by global central banks played a large part in calming markets and boosting confidence among investors.

The Fed ended its bond-buying program in the fourth quarter of 2014 due to increasing economic signals of growth in the U.S. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) implemented massive stimulus programs to combat weak economic growth and muted inflationary pressures.

For the period, U.S. large-cap stocks rose by 11.81%, as measured by the S&P 500 Index7, while U.S. small-cap stocks gained 11.32%, as measured by the Russell 2000® Index8. Meanwhile, international stocks, as measured by the MSCI ACWI ex USA (Net)9, rose by 13.04% in local-currency terms and 5.08% when translated back into U.S. dollars. For the 12-month period ended May 31, 2015, the U.S. dollar strengthened by 20.6% against a basket of international developed currencies.

Ten largest holdings[10] (%) as of May 31, 2015
MFS Value Fund Class I	14.90
Thornburg International Value Fund Institutional Class	8.91
T. Rowe Price Blue Chip Growth Fund Retail Class	8.68
Invesco Growth and Income Fund Class R6	7.50
Oakmark Fund Class I	7.43
American Century Growth Fund Institutional Class	6.20
Wells Fargo Advantage International Growth Portfolio	5.96
Wells Fargo Advantage Endeavor Select Fund Institutional Class	4.97
Wells Fargo Advantage Large Cap Growth Fund Institutional Class	4.95
Wells Fargo Advantage Emerging Growth Portfolio	3.76

Portfolio allocation[11] as of May 31, 2015

We remain cautiously optimistic about the longer-term outlook for stocks.

With bond yields hovering near historically low levels, we continue to find stocks attractively priced relative to bonds. We believe accommodative policies by the ECB and the BOJ will likely provide a certain level of support for equity markets this year. Furthermore, we believe there are signs that the U.S. economy is picking up steam after a somewhat lackluster first quarter.

Our current outlook is tempered by rising equity valuations and the prospect of heightened volatility in the months to come, especially as the Fed’s anticipated interest-rate hike draws closer. We expect to maintain our current posture until our quantitative models or qualitative inputs signal a change.

Please see footnotes on page 25.

Fund expenses (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	27

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2014	Ending account value 5-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio
Actual	$1,000.00	$1,007.45	$7.51	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio
Actual	$1,000.00	$1,016.94	$7.54	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio
Actual	$1,000.00	$1,024.77	$7.57	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio
Actual	$1,000.00	$1,032.09	$7.60	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo Advantage WealthBuilder Equity Portfolio
Actual	$1,000.00	$1,034.88	$7.61	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio
Actual	$1,000.00	$1,040.69	$7.63	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%

[1]	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

28	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2015

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

Security name		Shares	Value

Investment Companies: 99.66%

Affiliated Master Portfolios: 26.88%
Wells Fargo Advantage Core Bond Portfolio			$131,952,694
Wells Fargo Advantage Emerging Growth Portfolio			4,080,880
Wells Fargo Advantage International Growth Portfolio			6,432,512
Wells Fargo Advantage Small Company Value Portfolio			4,045,617

			146,511,703

Alternative Investment Funds: 3.66%
AQR Managed Futures Strategy Fund Class I		243,384	2,713,737
PIMCO CommodityRealReturn Strategy Fund Institutional Class		3,327,880	14,542,834
The Arbitrage Fund Class I †		203,522	2,702,770

			19,959,341

Bond Funds: 50.30%
Oppenheimer International Bond Fund Class Y		4,342,483	25,360,097
PIMCO High Yield Fund Institutional Class		6,040,979	55,999,872
Wells Fargo Advantage Government Securities Fund Institutional Class (l)		8,120,190	91,433,339
Wells Fargo Advantage Short Duration Government Bond Fund Institutional Class (l)		10,057,069	101,375,256

			274,168,564

Stock Funds: 18.82%
American Century Growth Fund Institutional Class		221,005	6,734,030
DFA International Small Cap Value Portfolio Institutional Class		103,109	2,141,583
Dodge & Cox International Stock Fund		71,043	3,199,783
Invesco Growth and Income Fund Class R6		297,824	8,145,489
MFS Value Fund Class I		450,904	16,173,941
Oakmark Fund Class I		119,145	8,058,942
Oppenheimer Developing Markets Fund Class Y		75,073	2,657,573
Royce Pennsylvania Mutual Fund Investor Class		308,600	4,027,225
T. Rowe Price Blue Chip Growth Fund Retail Class		130,866	9,445,906
T. Rowe Price International Discovery Fund		37,364	2,150,276
Templeton Institutional Foreign Equity Fund Primary Class		146,095	3,195,101
Thornburg International Value Fund Institutional Class		302,130	9,619,817
Voya Global Real Estate Fund Class I		471,183	9,588,580
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class (l)		124,192	2,651,507
Wells Fargo Advantage Endeavor Select Fund Institutional Class †(l)		383,422	5,394,744
Wells Fargo Advantage Large Cap Growth Fund Institutional Class (l)		109,534	5,369,343
Wells Fargo Advantage Small Cap Value Fund Institutional Class (l)		142,460	4,028,783

			102,582,623

Total Investment Companies (Cost $509,905,459)			543,222,231

Yield

Short-Term Investments: 0.43%

Investment Companies: 0.20%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11%	1,100,000	1,100,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage WealthBuilder Portfolios	29

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.23%
U.S. Treasury Bill #(z)	0.02%	6-25-2015	$30,000	$30,000
U.S. Treasury Bill #(z)	0.07	11-19-2015	1,080,000	1,079,718
U.S. Treasury Bill #(z)	0.08	11-5-2015	103,000	102,979
U.S. Treasury Bill #(z)	0.08	11-12-2015	20,000	19,995
U.S. Treasury Bill #(z)	0.08	11-27-2015	10,000	9,997

				1,242,689

Total Short-Term Investments (Cost $2,342,594)				2,342,689

Total investments in securities (Cost $512,248,053) *	100.09%	545,564,920
Other assets and liabilities, net	(0.09)	(505,958)

Total net assets	100.00%	$545,058,962

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $520,519,418 and unrealized gains (losses) consists of:

Gross unrealized gains	$40,061,409
Gross unrealized losses	(15,015,907)

Net unrealized gains	$25,045,502

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2015

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

Security name		Shares	Value

Investment Companies: 99.52%

Affiliated Master Portfolios: 23.08%
Wells Fargo Advantage Core Bond Portfolio			$158,162,822
Wells Fargo Advantage Emerging Growth Portfolio			13,372,693
Wells Fargo Advantage International Growth Portfolio			21,248,904
Wells Fargo Advantage Small Company Value Portfolio			13,315,073

			206,099,492

Alternative Investment Funds: 3.63%
AQR Managed Futures Strategy Fund Class I		394,020	4,393,324
PIMCO CommodityRealReturn Strategy Fund Institutional Class		5,408,247	23,634,038
The Arbitrage Fund Class I †		333,760	4,432,332

			32,459,694

Bond Funds: 36.80%
Oppenheimer International Bond Fund Class Y		6,912,112	40,366,737
PIMCO High Yield Fund Institutional Class		8,319,990	77,126,312
Wells Fargo Advantage Government Securities Fund Institutional Class (l)		9,734,764	109,613,447
Wells Fargo Advantage Short Duration Government Bond Fund Institutional Class (l)		10,077,017	101,576,334

			328,682,830

Stock Funds: 36.01%
American Century Growth Fund Institutional Class		727,696	22,172,895
DFA International Small Cap Value Portfolio Institutional Class		339,175	7,044,664
Dodge & Cox International Stock Fund		234,133	10,545,353
Invesco Growth and Income Fund Class R6		981,475	26,843,340
MFS Value Fund Class I		1,485,655	53,290,456
Oakmark Fund Class I		392,504	26,549,001
Oppenheimer Developing Markets Fund Class Y		244,397	8,651,645
Royce Pennsylvania Mutual Fund Investor Class		1,014,153	13,234,693
T. Rowe Price Blue Chip Growth Fund Retail Class		430,590	31,079,986
T. Rowe Price International Discovery Fund		122,929	7,074,573
Templeton Institutional Foreign Equity Fund Primary Class		480,453	10,507,501
Thornburg International Value Fund Institutional Class		998,158	31,781,340
Voya Global Real Estate Fund Class I		769,688	15,663,142
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class (l)		405,178	8,650,556
Wells Fargo Advantage Endeavor Select Fund Institutional Class †(l)		1,261,792	17,753,420
Wells Fargo Advantage Large Cap Growth Fund Institutional Class (l)		359,376	17,616,603
Wells Fargo Advantage Small Cap Value Fund Institutional Class (l)		466,718	13,198,793

			321,657,961

Total Investment Companies (Cost $812,876,120)			888,899,977

	Yield
Short-Term Investments: 0.55%

Investment Companies: 0.10%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11%	894,827	894,827

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage WealthBuilder Portfolios	31

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.45%
U.S. Treasury Bill #(z)	0.02%	6-25-2015	$120,000	$119,999
U.S. Treasury Bill #(z)	0.07	11-19-2015	3,460,000	3,459,097
U.S. Treasury Bill #(z)	0.08	11-5-2015	357,000	356,926
U.S. Treasury Bill #(z)	0.08	11-12-2015	50,000	49,989
U.S. Treasury Bill #(z)	0.08	11-27-2015	40,000	39,987

				4,025,998

Total Short-Term Investments (Cost $4,920,516)				4,920,825

Total investments in securities (Cost $817,796,636) *	100.07%	893,820,802
Other assets and liabilities, net	(0.07)	(645,526)

Total net assets	100.00%	$893,175,276

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $829,770,210 and unrealized gains (losses) consists of:

Gross unrealized gains	$89,202,929
Gross unrealized losses	(25,152,337)

Net unrealized gains	$64,050,592

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2015

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

Security name		Shares	Value

Investment Companies: 99.21%

Affiliated Master Portfolios: 19.87%
Wells Fargo Advantage Core Bond Portfolio			$120,464,802
Wells Fargo Advantage Emerging Growth Portfolio			22,788,075
Wells Fargo Advantage International Growth Portfolio			36,470,631
Wells Fargo Advantage Small Company Value Portfolio			22,671,758

			202,395,266

Alternative Investment Funds: 3.61%
AQR Managed Futures Strategy Fund Class I		446,515	4,978,639
PIMCO CommodityRealReturn Strategy Fund Institutional Class		6,129,167	26,784,459
The Arbitrage Fund Class I †		376,919	5,005,487

			36,768,585

Bond Funds: 22.68%
Oppenheimer International Bond Fund Class Y		8,586,773	50,146,752
PIMCO High Yield Fund Institutional Class		7,331,719	67,965,032
Wells Fargo Advantage Government Securities Fund Institutional Class (l)		10,020,967	112,836,084

			230,947,868

Stock Funds: 53.05%
American Century Growth Fund Institutional Class		1,237,776	37,715,029
DFA International Small Cap Value Portfolio Institutional Class		587,685	12,206,221
Dodge & Cox International Stock Fund		399,481	17,992,631
Invesco Growth and Income Fund Class R6		1,672,772	45,750,309
MFS Value Fund Class I		2,531,591	90,808,160
Oakmark Fund Class I		667,965	45,181,177
Oppenheimer Developing Markets Fund Class Y		416,881	14,757,596
Royce Pennsylvania Mutual Fund Investor Class		1,724,421	22,503,699
T. Rowe Price Blue Chip Growth Fund Retail Class		733,315	52,930,684
T. Rowe Price International Discovery Fund		212,766	12,244,701
Templeton Institutional Foreign Equity Fund Primary Class		821,151	17,958,574
Thornburg International Value Fund Institutional Class		1,732,037	55,148,072
Voya Global Real Estate Fund Class I		871,054	17,725,956
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class (l)		690,996	14,752,765
Wells Fargo Advantage Endeavor Select Fund Institutional Class †(l)		2,144,141	30,168,068
Wells Fargo Advantage Large Cap Growth Fund Institutional Class (l)		612,153	30,007,723
Wells Fargo Advantage Small Cap Value Fund Institutional Class (l)		791,335	22,378,952

			540,230,317

Total Investment Companies (Cost $882,206,801)			1,010,342,036

	Yield
Short-Term Investments: 0.73%

Investment Companies: 0.25%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11%	2,609,998	2,609,998

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage WealthBuilder Portfolios	33

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.48%
U.S. Treasury Bill #(z)	0.02%	6-25-2015	$140,000	$139,999
U.S. Treasury Bill #(z)	0.07	11-19-2015	4,020,000	4,018,951
U.S. Treasury Bill #(z)	0.08	11-5-2015	583,000	582,879
U.S. Treasury Bill #(z)	0.08	11-12-2015	60,000	59,986
U.S. Treasury Bill #(z)	0.08	11-27-2015	70,000	69,977

				4,871,792

Total Short-Term Investments (Cost $7,481,404)				7,481,790

Total investments in securities (Cost $889,688,205) *	99.94%	1,017,823,826
Other assets and liabilities, net	0.06	587,111

Total net assets	100.00%	$1,018,410,937

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $914,466,580 and unrealized gains (losses) consists of:

Gross unrealized gains	$140,705,362
Gross unrealized losses	(37,348,116)

Net unrealized gains	$103,357,246

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2015

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

Security name		Shares	Value

Investment Companies: 99.25%

Affiliated Master Portfolios: 15.83%
Wells Fargo Advantage Core Bond Portfolio			$22,881,801
Wells Fargo Advantage Emerging Growth Portfolio			13,568,840
Wells Fargo Advantage International Growth Portfolio			21,514,047
Wells Fargo Advantage Small Company Value Portfolio			13,432,840

			71,397,528

Alternative Investment Funds: 3.67%
AQR Managed Futures Strategy Fund Class I		203,365	2,267,525
PIMCO CommodityRealReturn Strategy Fund Institutional Class		2,752,870	12,030,043
The Arbitrage Fund Class I †		168,569	2,238,603

			16,536,171

Bond Funds: 9.43%
Oppenheimer International Bond Fund Class Y		1,679,504	9,808,301
PIMCO High Yield Fund Institutional Class		1,415,539	13,122,050
Wells Fargo Advantage Government Securities Fund Institutional Class (l)		1,743,801	19,635,203

			42,565,554

Stock Funds: 70.32%
American Century Growth Fund Institutional Class		732,346	22,314,570
DFA International Small Cap Value Portfolio Institutional Class		344,162	7,148,243
Dodge & Cox International Stock Fund		237,331	10,689,387
Invesco Growth and Income Fund Class R6		990,122	27,079,846
MFS Value Fund Class I		1,498,266	53,742,796
Oakmark Fund Class I		395,898	26,778,525
Oppenheimer Developing Markets Fund Class Y		247,703	8,768,685
Royce Pennsylvania Mutual Fund Investor Class		1,026,062	13,390,106
T. Rowe Price Blue Chip Growth Fund Retail Class		433,956	31,322,976
T. Rowe Price International Discovery Fund		124,997	7,193,557
Templeton Institutional Foreign Equity Fund Primary Class		487,197	10,654,994
Thornburg International Value Fund Institutional Class		1,015,611	32,337,068
Voya Global Real Estate Fund Class I		390,605	7,948,802
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class (l)		411,518	8,785,904
Wells Fargo Advantage Endeavor Select Fund Institutional Class †(l)		1,269,337	17,859,568
Wells Fargo Advantage Large Cap Growth Fund Institutional Class (l)		363,446	17,816,112
Wells Fargo Advantage Small Cap Value Fund Institutional Class (l)		474,722	13,425,146

			317,256,285

Total Investment Companies (Cost $383,172,810)			447,755,538

	Yield
Short-Term Investments: 0.67%

Investment Companies: 0.16%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11%	739,207	739,207

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage WealthBuilder Portfolios	35

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.51%
U.S. Treasury Bill #(z)	0.02%	6-25-2015	$50,000	$50,000
U.S. Treasury Bill #(z)	0.07	11-19-2015	1,850,000	1,849,517
U.S. Treasury Bill #(z)	0.08	11-5-2015	313,000	312,935
U.S. Treasury Bill #(z)	0.08	11-12-2015	50,000	49,989
U.S. Treasury Bill #(z)	0.08	11-27-2015	40,000	39,987

				2,302,428

Total Short-Term Investments (Cost $3,041,447)				3,041,635

Total investments in securities (Cost $386,214,257) *	99.92%	450,797,173
Other assets and liabilities, net	0.08	342,157

Total net assets	100.00%	$451,139,330

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $395,325,965 and unrealized gains (losses) consists of:

Gross unrealized gains	$69,797,281
Gross unrealized losses	(14,326,073)

Net unrealized gains	$55,471,208

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2015

WEALTHBUILDER EQUITY PORTFOLIO

Security name		Shares	Value

Investment Companies: 99.74%

Affiliated Master Portfolios: 10.99%
Wells Fargo Advantage Emerging Growth Portfolio			$3,749,679
Wells Fargo Advantage International Growth Portfolio			8,883,623
Wells Fargo Advantage Small Company Value Portfolio			3,714,604

			16,347,906

Stock Funds: 88.75%
American Century Growth Fund Institutional Class		365,170	11,126,731
DFA International Small Cap Value Portfolio Institutional Class		142,421	2,958,089
Dodge & Cox International Stock Fund		98,196	4,422,768
Invesco Growth and Income Fund Class R6		410,011	11,213,804
MFS Value Fund Class I		621,310	22,286,373
Oakmark Fund Class I		164,319	11,114,545
Oppenheimer Developing Markets Fund Class Y		103,642	3,668,928
Royce Pennsylvania Mutual Fund Investor Class		283,667	3,701,855
T. Rowe Price Blue Chip Growth Fund Retail Class		216,147	15,601,480
T. Rowe Price International Discovery Fund		51,687	2,974,560
Templeton Institutional Foreign Equity Fund Primary Class		201,917	4,415,927
Thornburg International Value Fund Institutional Class		417,932	13,306,944
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class (l)		172,208	3,676,632
Wells Fargo Advantage Endeavor Select Fund Institutional Class (l)†		633,517	8,913,582
Wells Fargo Advantage Large Cap Growth Fund Institutional Class (l)		181,327	8,888,673
Wells Fargo Advantage Small Cap Value Fund Institutional Class (l)		131,197	3,710,247

			131,981,138

Total Investment Companies (Cost $113,229,504)			148,329,044

Yield

Short-Term Investments: 0.27%

Investment Companies: 0.27%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11%	400,000	400,000

Total Short-Term Investments (Cost $400,000)			400,000

Total investments in securities (Cost $113,629,504) *	100.01%	148,729,044
Other assets and liabilities, net	(0.01)	(11,424)

Total net assets	100.00%	$148,717,620

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

†	Non-income-earning security

*	Cost for federal income tax purposes is $114,333,789 and unrealized gains (losses) consists of:

Gross unrealized gains	$35,677,803
Gross unrealized losses	(1,282,548)

Net unrealized gains	$34,395,255

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2015	Wells Fargo Advantage WealthBuilder Portfolios	37

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

Security name			Shares	Value

Investment Companies: 99.28%

Affiliated Master Portfolios: 13.45%
Wells Fargo Advantage Emerging Growth Portfolio				$17,027,118
Wells Fargo Advantage International Growth Portfolio				26,946,318
Wells Fargo Advantage Small Company Value Portfolio				16,859,950

				60,833,386

Stock Funds: 85.83%
American Century Growth Fund Institutional Class			920,162	28,037,338
DFA International Small Cap Value Portfolio Institutional Class			432,325	8,979,399
Dodge & Cox International Stock Fund			297,989	13,421,408
Invesco Growth and Income Fund Class R6			1,240,907	33,938,810
MFS Value Fund Class I			1,878,821	67,393,306
Oakmark Fund Class I			496,851	33,606,991
Oppenheimer Developing Markets Fund Class Y			314,230	11,123,749
Royce Pennsylvania Mutual Fund Investor Class			1,290,374	16,839,377
T. Rowe Price Blue Chip Growth Fund Retail Class			543,970	39,263,754
T. Rowe Price International Discovery Fund			156,509	9,007,120
Templeton Institutional Foreign Equity Fund Primary Class			613,730	13,422,284
Thornburg International Value Fund Institutional Class			1,265,965	40,308,325
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class (l)			521,226	11,128,184
Wells Fargo Advantage Endeavor Select Fund Institutional Class (l)†			1,596,060	22,456,560
Wells Fargo Advantage Large Cap Growth Fund Institutional Class (l)			456,474	22,376,362
Wells Fargo Advantage Small Cap Value Fund Institutional Class (l)			597,307	16,891,844

				388,194,811

Total Investment Companies (Cost $359,145,200)				449,028,197

	Yield

Short-Term Investments: 0.59%

Investment Companies: 0.44%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (I)(u)	0.11%		2,000,000	2,000,000

		Maturity date	Principal

U.S. Treasury Securities: 0.15%
U.S. Treasury Bill (z)#	0.07	11-19-2015	$310,000	309,920
U.S. Treasury Bill (z)#	0.08	11-5-2015	387,000	386,920

				696,840

Total Short-Term Investments (Cost $2,696,763)				2,696,840

Total investments in securities (Cost $361,841,963) *	99.87%	451,725,037
Other assets and liabilities, net	0.13	570,931

Total net assets	100.00%	$452,295,968

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2015

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

(l)	The security represents an affiliate of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

†	Non-income-earning security

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $368,247,357 and unrealized gains (losses) consists of:

Gross unrealized gains	$89,948,956
Gross unrealized losses	(6,471,276)

Net unrealized gains	$83,477,680

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

40	Wells Fargo Advantage WealthBuilder Portfolios	Statements of assets and liabilities—May 31, 2015

	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio

Assets
Investments
In unaffiliated Underlying Funds and securities, at value (see cost below)	$187,700,245	$418,417,330
In affiliated Underlying Funds, at value (see cost below)	211,352,972	269,303,980
In affiliated Master Portfolios, at value (see cost below)	146,511,703	206,099,492

Total investments, at value (see cost below)	545,564,920	893,820,802
Cash	149,889	0
Segregated cash	10,000	0
Receivable for investments sold	0	357,578
Receivable for Portfolio shares sold	1,324,833	1,862,911
Receivable for dividends	549,039	706,809
Receivable for daily variation margin on open futures contracts	7,150	23,513
Due from broker	102,958	326,867
Prepaid expenses and other assets	22,213	19,509

Total assets	547,731,002	897,117,989

Liabilities
Payable for investments purchased	697,822	705,750
Payable for Portfolio shares redeemed	1,063,293	1,412,852
Payable for daily variation margin on open futures contracts	196,596	644,371
Due to custodian bank	0	0
Advisory fee payable	69,960	117,727
Distribution fee payable	347,173	569,421
Administration fees payable	143,498	235,361
Shareholder servicing fees payable	115,724	189,594
Accrued expenses and other liabilities	37,974	67,637

Total liabilities	2,672,040	3,942,713

Total net assets	$545,058,962	$893,175,276

NET ASSETS CONSIST OF
Paid-in capital	$508,113,931	$798,371,618
Undistributed (accumulated) net investment income (loss)	83,465	8,089
Accumulated net realized gains (losses) on investments	3,561,466	18,823,670
Net unrealized gains on investments	33,300,100	75,971,899

Total net assets	$545,058,962	$893,175,276

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets	$545,058,962	$893,175,276
Shares outstanding[1]	50,354,930	73,265,606
Net asset value per share	$10.82	$12.19
Maximum offering price per share[2]	$10.98	$12.38

Investments in unaffiliated Underlying Funds and securities, at cost	$165,240,778	$361,927,372

Investments in affiliated Underlying Funds, at cost	$201,903,336	$252,094,113

Investments in affiliated Master Portfolios, at cost	$145,103,939	$203,775,151

Total investments, at cost	$512,248,053	$817,796,636

[1]	Each Portfolio has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2015	Wells Fargo Advantage WealthBuilder Portfolios	41

WealthBuilder Growth Balanced Portfolio	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio

$602,674,970	$301,138,505	$106,792,004	$316,038,701
212,753,590	78,261,140	25,589,134	74,852,950
202,395,266	71,397,528	16,347,906	60,833,386

1,017,823,826	450,797,173	148,729,044	451,725,037
0	0	139,606	0
0	0	0	0
42,132	213,744	0	0
3,659,926	1,526,446	491,614	1,507,388
567,083	108,279	0	0
39,875	23,650	0	29,563
552,776	302,877	0	386,843
38,386	24,239	11,143	18,654

1,022,724,004	452,996,408	149,371,407	453,667,485

567,831	108,428	139,606	137,969
1,677,597	818,146	306,281	384,159
731,481	325,752	0	0
951	0	0	248,376
138,318	60,703	11,512	56,594
647,932	288,085	94,961	287,839
267,812	119,075	39,251	118,973
215,977	96,029	31,654	95,946
65,168	40,860	30,522	41,661

4,313,067	1,857,078	653,787	1,371,517

$1,018,410,937	$451,139,330	$148,717,620	$452,295,968

$872,306,594	$373,012,052	$120,526,205	$416,678,445
64,025	(299,681)	(226,350)	(998,320)
17,778,415	13,676,315	(6,681,775)	(53,749,119)
128,261,903	64,750,644	35,099,540	90,364,962

$1,018,410,937	$451,139,330	$148,717,620	$452,295,968

$1,018,410,937	$451,139,330	$148,717,620	$452,295,968
70,154,939	30,238,867	9,282,617	23,263,493
$14.52	$14.92	$16.02	$19.44
$14.74	$15.15	$16.26	$19.74

$502,798,528	$249,238,047	$78,883,886	$242,765,525

$186,988,882	$66,939,024	$19,263,859	$59,082,026

$199,900,795	$70,037,186	$15,481,759	$59,994,412

$889,688,205	$386,214,257	$113,629,504	$361,841,963

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage WealthBuilder Portfolios	Statements of operations—year ended May 31, 2015

	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio

Investment income
Dividends from affiliated Underlying Funds	$2,914,965	$3,200,438
Dividends from unaffiliated Underlying Funds	4,887,731	8,816,799
Interest allocated from affiliated Master Portfolios**	2,853,241	3,290,902
Dividends allocated from affiliated Master Portfolios*	182,545	579,239
Securities lending income allocated from affiliated Master Portfolios	16,410	34,487
Interest	1,288	4,127
Expenses allocated from affiliated Master Portfolios	(618,323)	(976,984)
Waivers allocated from affiliated Master Portfolios	27,714	31,878

Total investment income	10,265,571	14,980,886

Expenses
Advisory fee	1,116,091	1,751,240
Administration fees	1,729,941	2,714,422
Shareholder servicing fees	1,393,462	2,188,314
Distribution fee	4,185,341	6,567,151
Custody and accounting fees	76,826	83,228
Professional fees	29,473	28,527
Registration fees	40,528	75,505
Shareholder report expenses	34,562	81,441
Trustees’ fees and expenses	13,191	12,693
Interest expense	446	0
Other fees and expenses	17,207	31,985

Total expenses	8,637,068	13,534,506
Less: Fee waivers and/or expense reimbursements	(265,939)	(400,204)

Net expenses	8,371,129	13,134,302

Net investment income (loss)	1,894,442	1,846,584

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated Underlying Funds	4,897,759	10,282,466
Affiliated Underlying Funds	(1,001,702)	(1,207,627)
Futures transactions	3,003,551	9,391,577
Capital gain distributions from unaffiliated Underlying Funds	5,627,583	16,486,301
Capital gain distributions from affiliated Underlying Funds	1,532,536	4,883,072
Securities transactions allocated from affiliated Master Portfolios	4,092,981	6,437,908

Net realized gains on investments	18,152,708	46,273,697

Net change in unrealized gains (losses) on:
Unaffiliated Underlying Funds	(11,060,158)	(18,485,694)
Affiliated Underlying Funds	1,948,988	996,306
Futures transactions	(542,486)	(1,631,087)
Securities transactions allocated from affiliated Master Portfolios	(597,387)	528,744

Net change in unrealized gains (losses) on investments	(10,251,043)	(18,591,731)

Net realized and unrealized gains (losses) on investments	7,901,665	27,681,966

Net increase in net assets resulting from operations	$9,796,107	$29,528,550

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$14,423	$45,762
** Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$86	$138

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2015	Wells Fargo Advantage WealthBuilder Portfolios	43

WealthBuilder Growth Balanced Portfolio	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio

$1,730,747	$454,097	$69,739	$235,768
10,984,968	4,420,399	1,327,233	4,050,059
2,456,818	509,986	0	0
975,182	559,340	206,568	723,754
49,410	25,685	8,440	30,743
5,069	2,247	0	51
(1,118,615)	(486,490)	(141,047)	(516,092)
23,802	4,971	0	0

15,107,381	5,490,235	1,470,933	4,524,283

1,930,460	843,120	280,579	855,173
2,993,176	1,306,837	434,897	1,325,519
2,412,915	1,053,633	350,024	1,067,904
7,241,555	3,161,702	1,052,170	3,206,900
85,763	59,960	40,029	59,012
29,280	28,490	27,013	28,490
70,787	24,239	25,756	31,504
82,166	42,512	20,922	46,203
13,490	11,801	14,759	12,922
0	0	0	244
19,910	12,230	8,787	12,693

14,879,502	6,544,524	2,254,936	6,646,564
(396,393)	(221,120)	(150,597)	(232,521)

14,483,109	6,323,404	2,104,339	6,414,043

624,272	(833,169)	(633,406)	(1,889,760)

16,340,276	7,634,404	4,941,862	12,668,596
391,564	190,559	55,065	(170,881)
11,253,368	5,244,551	0	2,279,849
27,132,734	14,995,599	6,416,117	18,981,098
8,290,168	4,684,383	1,936,425	6,082,799
8,050,660	3,345,454	1,629,283	4,602,963

71,458,770	36,094,950	14,978,752	44,444,424

(23,745,950)	(9,137,845)	(3,512,855)	(10,355,157)
(1,793,722)	(1,796,362)	(411,507)	(2,603,240)
(1,575,615)	(550,339)	0	481,888
1,404,290	1,508,715	(211,757)	1,064,434

(25,710,997)	(9,975,831)	(4,136,119)	(11,412,075)

45,747,773	26,119,119	10,842,633	33,032,349

$46,372,045	$25,285,950	$10,209,227	$31,142,589

$76,797	$44,112	$18,816	$57,090
$249	$63	$0	$0

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Conservative Allocation Portfolio
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$1,894,442		$1,922,305
Net realized gains on investments		18,152,708		14,263,314
Net change in unrealized gains (losses) on investments		(10,251,043)		8,392,129

Net increase in net assets resulting from operations		9,796,107		24,577,748

Distributions to shareholders from
Net investment income		(2,454,091)		(2,575,184)
Net realized gains		(12,035,964)		(23,468,739)

Total distributions to shareholders		(14,490,055)		(26,043,923)

Capital share transactions	Shares		Shares
Proceeds from shares sold	10,584,440	114,883,902	10,056,730	109,055,405
Reinvestment of distributions	1,349,657	14,475,121	2,436,686	25,988,027
Payment for shares redeemed	(14,783,524)	(160,542,713)	(19,568,052)	(212,617,956)

Net decrease in net assets resulting from capital share transactions		(31,183,690)		(77,574,524)

Total decrease in net assets		(35,877,638)		(79,040,699)

Net assets
Beginning of period		580,936,600		659,977,299

End of period		$545,058,962		$580,936,600

Undistributed net investment income		$83,465		$5,348

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage WealthBuilder Portfolios	45

	WealthBuilder Moderate Balanced Portfolio
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$1,846,584		$1,442,504
Net realized gains on investments		46,273,697		33,305,747
Net change in unrealized gains (losses) on investments		(18,591,731)		28,661,373

Net increase in net assets resulting from operations		29,528,550		63,409,624

Distributions to shareholders from
Net investment income		(4,792,750)		(2,786,020)
Net realized gains		(25,821,821)		(47,081,373)

Total distributions to shareholders		(30,614,571)		(49,867,393)

Capital share transactions	Shares		Shares
Proceeds from shares sold	14,751,165	179,406,067	15,090,262	183,334,200
Reinvestment of distributions	2,554,487	30,574,626	4,212,471	49,797,264
Payment for shares redeemed	(15,061,182)	(183,046,028)	(14,712,825)	(178,597,796)

Net increase in net assets resulting from capital share transactions		26,934,665		54,533,668

Total increase in net assets		25,848,644		68,075,899

Net assets
Beginning of period		867,326,632		799,250,733

End of period		$893,175,276		$867,326,632

Undistributed (overdistributed) net investment income		$8,089		$(99,732)

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Growth Balanced Portfolio
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment income		$624,272		$314,386
Net realized gains on investments		71,458,770		49,040,673
Net change in unrealized gains (losses) on investments		(25,710,997)		47,732,300

Net increase in net assets resulting from operations		46,372,045		97,087,359

Distributions to shareholders from
Net investment income		(7,084,736)		(2,254,368)
Net realized gains		(31,685,911)		0

Total distributions to shareholders		(38,770,647)		(2,254,368)

Capital share transactions	Shares		Shares
Proceeds from shares sold	13,462,004	193,585,803	13,489,194	185,885,140
Reinvestment of distributions	2,738,063	38,748,055	159,741	2,252,344
Payment for shares redeemed	(10,990,169)	(158,117,020)	(9,808,510)	(134,662,900)

Net increase in net assets resulting from capital share transactions		74,216,838		53,474,584

Total increase in net assets		81,818,236		148,307,575

Net assets
Beginning of period		936,592,701		788,285,126

End of period		$1,018,410,937		$936,592,701

Undistributed (overdistributed) net investment income		$64,025		$(119,546)

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage WealthBuilder Portfolios	47

	WealthBuilder Growth Allocation Portfolio
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment loss		$(833,169)		$(702,253)
Net realized gains on investments		36,094,950		21,676,743
Net change in unrealized gains (losses) on investments		(9,975,831)		26,671,747

Net increase in net assets resulting from operations		25,285,950		47,646,237

Distributions to shareholders from
Net investment income		(3,617,950)		(43,287)
Net realized gains		(17,215,777)		(4,017,022)

Total distributions to shareholders		(20,833,727)		(4,060,309)

Capital share transactions	Shares		Shares
Proceeds from shares sold	5,982,612	88,279,600	5,796,666	82,027,261
Reinvestment of distributions	1,439,960	20,806,021	287,901	4,051,991
Payment for shares redeemed	(4,390,446)	(64,636,176)	(3,707,919)	(52,150,247)

Net increase in net assets resulting from capital share transactions		44,449,445		33,929,005

Total increase in net assets		48,901,668		77,514,933

Net assets
Beginning of period		402,237,662		324,722,729

End of period		$451,139,330		$402,237,662

Accumulated net investment loss		$(299,681)		$(42,240)

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Equity Portfolio
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment loss		$(633,406)		$(698,344)
Net realized gains on investments		14,978,752		8,097,766
Net change in unrealized gains (losses) on investments		(4,136,119)		12,397,639

Net increase in net assets resulting from operations		10,209,227		19,797,061

Capital share transactions	Shares		Shares
Proceeds from shares sold	1,596,485	24,451,434	1,836,620	26,018,840
Payment for shares redeemed	(1,564,539)	(24,079,607)	(2,094,333)	(29,567,549)

Net increase (decrease) in net assets resulting from capital share transactions		371,827		(3,548,709)

Total increase in net assets		10,581,054		16,248,352

Net assets
Beginning of period		138,136,566		121,888,214

End of period		$148,717,620		$138,136,566

Accumulated net investment loss		$(226,350)		$(446,646)

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage WealthBuilder Portfolios	49

	WealthBuilder Tactical Equity Portfolio
	Year ended May 31, 2015		Year ended May 31, 2014

Operations
Net investment loss		$(1,889,760)		$(1,766,475)
Net realized gains on investments		44,444,424		23,788,503
Net change in unrealized gains (losses) on investments		(11,412,075)		35,395,782

Net increase in net assets resulting from operations		31,142,589		57,417,810

Capital share transactions	Shares		Shares
Proceeds from shares sold	4,276,140	79,661,839	4,165,113	71,353,382
Payment for shares redeemed	(4,359,610)	(80,457,955)	(4,611,575)	(78,155,419)

Net decrease in net assets resulting from capital share transactions		(796,116)		(6,802,037)

Total increase in net assets		30,346,473		50,615,773

Net assets
Beginning of period		421,949,495		371,333,722

End of period		$452,295,968		$421,949,495

Accumulated net investment loss		$(998,320)		$(1,483,620)

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage WealthBuilder Portfolios	Financial highlights

	Beginning net asset value per share	Net investment income (loss)[1]	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

WealthBuilder Conservative Allocation Portfolio
Year ended May 31, 2015	$10.92	0.04	0.15	(0.05)	(0.24)	$10.82
Year ended May 31, 2014	$10.95	0.03	0.42	(0.05)	(0.43)	$10.92
Year ended May 31, 2013	$10.57	0.06	0.59	(0.08)	(0.19)	$10.95
Year ended May 31, 2012	$11.02	0.16	(0.20)	(0.21)	(0.20)	$10.57
Year ended May 31, 2011	$10.08	0.18	0.96	(0.20)	0.00	$11.02

WealthBuilder Moderate Balanced Portfolio
Year ended May 31, 2015	$12.21	0.03	0.39	(0.07)	(0.37)	$12.19
Year ended May 31, 2014	$12.03	0.02	0.91	(0.04)	(0.71)	$12.21
Year ended May 31, 2013	$10.96	0.04 [3]	1.21	(0.06)	(0.12)	$12.03
Year ended May 31, 2012	$11.50	0.13 [3]	(0.48)	(0.19)	(0.00)[4]	$10.96
Year ended May 31, 2011	$10.01	0.14	1.54	(0.19)	0.00	$11.50

WealthBuilder Growth Balanced Portfolio
Year ended May 31, 2015	$14.42	0.01	0.67	(0.10)	(0.48)	$14.52
Year ended May 31, 2014	$12.90	0.01	1.55	(0.04)	0.00	$14.42
Year ended May 31, 2013	$10.97	0.01	1.95	(0.03)	0.00	$12.90
Year ended May 31, 2012	$11.82	0.09	(0.82)	(0.12)	0.00	$10.97
Year ended May 31, 2011	$9.60	0.06	2.26	(0.10)	0.00	$11.82

WealthBuilder Growth Allocation Portfolio
Year ended May 31, 2015	$14.78	(0.02)	0.89	(0.12)	(0.61)	$14.92
Year ended May 31, 2014	$13.08	(0.03)	1.89	(0.00)[4]	(0.16)	$14.78
Year ended May 31, 2013	$10.87	(0.01)	2.23	(0.01)	0.00	$13.08
Year ended May 31, 2012	$11.83	0.05 [3]	(0.94)	(0.07)	0.00	$10.87
Year ended May 31, 2011	$9.34	0.02	2.53	(0.06)	0.00	$11.83

WealthBuilder Equity Portfolio
Year ended May 31, 2015	$14.93	(0.07)	1.16	0.00	0.00	$16.02
Year ended May 31, 2014	$12.82	(0.08)	2.19	0.00	0.00	$14.93
Year ended May 31, 2013	$10.34	(0.05)	2.53	0.00	0.00	$12.82
Year ended May 31, 2012	$11.45	(0.04)	(1.07)	0.00	0.00	$10.34
Year ended May 31, 2011	$9.10	(0.07)	2.42	0.00	0.00	$11.45

WealthBuilder Tactical Equity Portfolio
Year ended May 31, 2015	$18.07	(0.08)	1.45	0.00	0.00	$19.44
Year ended May 31, 2014	$15.61	(0.08)	2.54	0.00	0.00	$18.07
Year ended May 31, 2013	$13.12	(0.07)	2.58	(0.02)	0.00	$15.61
Year ended May 31, 2012	$13.89	(0.08)[3]	(0.69)	0.00	0.00	$13.12
Year ended May 31, 2011	$11.05	(0.10)	2.94	0.00	0.00	$13.89

[1]	Includes net expenses allocated from affiliated Master Portfolios in which the Portfolio invests.

[2]	Total return calculations do not include any sales charges.

[3]	Calculated based upon average shares outstanding

[4]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage WealthBuilder Portfolios	51

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.34%	1.55%	1.50%	1.75%	169%	$545,059
0.32%	1.55%	1.50%	4.19%	139%	$580,937
0.53%	1.54%	1.50%	6.19%	128%	$659,977
1.51%	1.54%	1.50%	(0.32)%	176%	$662,092
1.75%	1.58%	1.50%	11.42%	168%	$630,085

0.21%	1.55%	1.50%	3.44%	129%	$893,175
0.17%	1.54%	1.50%	7.94%	110%	$867,327
0.34%	1.54%	1.50%	11.42%	115%	$799,251
1.20%	1.54%	1.50%	(2.96)%	145%	$709,801
1.24%	1.55%	1.50%	16.96%	142%	$691,145

0.06%	1.54%	1.50%	4.89%	89%	$1,018,411
0.04%	1.54%	1.50%	12.07%	94%	$936,593
0.06%	1.54%	1.50%	17.85%	117%	$788,285
0.84%	1.54%	1.50%	(6.17)%	131%	$689,816
0.59%	1.54%	1.50%	24.27%	140%	$785,283

(0.20)%	1.55%	1.50%	6.14%	53%	$451,139
(0.19)%	1.57%	1.50%	14.28%	60%	$402,238
(0.13)%	1.57%	1.50%	20.39%	98%	$324,723
0.49%	1.57%	1.50%	(7.47)%	96%	$276,657
0.16%	1.57%	1.50%	27.33%	110%	$313,206

(0.46)%	1.61%	1.50%	7.30%	24%	$148,718
(0.53)%	1.61%	1.50%	16.46%	26%	$138,137
(0.38)%	1.63%	1.50%	23.98%	44%	$121,888
(0.39)%	1.60%	1.50%	(9.69)%	24%	$109,727
(0.68)%	1.60%	1.50%	25.82%	52%	$141,425

(0.44)%	1.55%	1.50%	7.58%	27%	$452,296
(0.45)%	1.56%	1.50%	15.76%	23%	$421,949
(0.49)%	1.56%	1.50%	19.16%	67%	$371,334
(0.58)%	1.56%	1.50%	(5.54)%	31%	$346,832
(0.81)%	1.55%	1.50%	25.70%	73%	$416,863

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following portfolios: the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (“WealthBuilder Conservative Allocation Portfolio”), the Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (“WealthBuilder Moderate Balanced Portfolio”), the Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (“WealthBuilder Growth Balanced Portfolio”), the Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (“WealthBuilder Growth Allocation Portfolio” ), the Wells Fargo Advantage WealthBuilder Equity Portfolio (“WealthBuilder Equity Portfolio” ), and the Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (“WealthBuilder Tactical Equity Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio is a fund-of-funds that may invest in various affiliated mutual funds, unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The investment in affiliated funds may also include investments in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Portfolio investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Portfolio accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense, and realized and unrealized gains and losses. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained by contacting Investor Services for the Wells Fargo Advantage Funds or by contacting the servicing agent of the unaffiliated mutual funds.

As of May 31, 2015, the Portfolios own the following percentages of the affiliated Master Portfolios:

	Wells Fargo Advantage Core Bond Portfolio	Wells Fargo Advantage Emerging Growth Portfolio	Wells Fargo Advantage International Growth Portfolio	Wells Fargo Advantage Small Company Value Portfolio
WealthBuilder Conservative Allocation Portfolio	4%	0%*	4%	2%
WealthBuilder Moderate Balanced Portfolio	4%	1%	13%	6%
WealthBuilder Growth Balanced Portfolio	3%	2%	23%	11%
WealthBuilder Growth Allocation Portfolio	1%	1%	14%	6%
WealthBuilder Equity Portfolio	N/A	0%*	6%	2%
WealthBuilder Tactical Equity Portfolio	N/A	1%	17%	8%

*	The amount owned is less than 1%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Investments in underlying open-end investment companies are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in affiliated Master Portfolios are valued daily based on each Portfolio’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	53

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts

Each Portfolio is subject to interest rate risk, equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to effect tactical allocations changes in a Portfolio. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Interest income for each Portfolio and each affiliated Master Portfolio is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Portfolio records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Portfolio’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

54	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

	Paid-in capital	Undistributed (accumulated) net investment income (loss)	Accumulated net realized gains (losses) on investments
WealthBuilder Conservative Allocation Portfolio	$0	$637,766	$(637,766)
WealthBuilder Moderate Balanced Portfolio	0	3,053,987	(3,053,987)
WealthBuilder Growth Balanced Portfolio	3	6,644,035	(6,644,038)
WealthBuilder Growth Allocation Portfolio	1,024	4,193,678	(4,194,702)
WealthBuilder Equity Portfolio	0	853,702	(853,702)
WealthBuilder Tactical Equity Portfolio	0	2,375,060	(2,375,060)

At May 31, 2015, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration date:

2018
WealthBuilder Equity Portfolio	$5,980,330
WealthBuilder Tactical Equity Portfolio	46,775,643

At May 31, 2015, late-year ordinary losses, which will be recognized on the first day of the following fiscal year were as follows:

Late-year ordinary loss
WealthBuilder Growth Allocation Portfolio	$(311,623)
WealthBuilder Equity Portfolio	(223,510)
WealthBuilder Tactical Equity Portfolio	(1,084,514)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	55

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of May 31, 2015:

WealthBuilder Conservative Allocation Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$396,710,528	$146,511,703	$0	$543,222,231

Short-term investments
Investment companies	1,100,000	0	0	1,100,000
U.S. Treasury securities	1,242,689	0	0	1,242,689
	399,053,217	146,511,703	0	545,564,920
Futures contracts	7,150	0	0	7,150
Total assets	$399,060,367	$146,511,703	$0	$545,572,070
Liabilities
Futures contracts	$196,596	$0	$0	$196,596
Total liabilities	$196,596	$0	$0	$196,596

WealthBuilder Moderate Balanced Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$682,800,485	$206,099,492	$0	$888,899,977

Short-term investments
Investment companies	894,827	0	0	894,827
U.S. Treasury securities	4,025,998	0	0	4,025,998
	687,721,310	206,099,492	0	893,820,802
Futures contracts	23,513	0	0	23,513
Total assets	$687,744,823	$206,099,492	$0	$893,844,315
Liabilities
Futures contracts	$644,371	$0	$0	$644,371
Total liabilities	$644,371	$0	$0	$644,371

WealthBuilder Growth Balanced Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$807,946,770	$202,395,266	$0	$1,010,342,036

Short-term investments
Investment companies	2,609,998	0	0	2,609,998
U.S. Treasury securities	4,871,792	0	0	4,871,792
	815,428,560	202,395,266	0	1,017,823,826
Futures contracts	39,875	0	0	39,875
Total assets	$815,468,435	$202,395,266	$0	$1,017,863,701
Liabilities
Futures contracts	$731,481	$0	$0	$731,481
Total liabilities	$731,481	$0	$0	$731,481

56	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

WealthBuilder Growth Allocation Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$376,358,010	$71,397,528	$0	$447,755,538

Short-term investments
Investment companies	739,207	0	0	739,207
U.S. Treasury securities	2,302,428	0	0	2,302,428
	379,399,645	71,397,528	0	450,797,173
Futures contracts	23,650	0	0	23,650
Total assets	$379,423,295	$71,397,528	$0	$450,820,823
Liabilities
Futures contracts	$325,752	$0	$0	$325,752
Total liabilities	$325,752	$0	$0	$325,752

WealthBuilder Equity Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$131,981,138	$16,347,906	$0	$148,329,044

Short-term investments
Investment companies	400,000	0	0	400,000
Total assets	$132,381,138	$16,347,906	$0	$148,729,044

WealthBuilder Tactical Equity Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$388,194,811	$60,833,386	$0	$449,028,197

Short-term investments
Investment companies	2,000,000	0	0	2,000,000
U.S. Treasury securities	696,840	0	0	696,840
	390,891,651	60,833,386	0	451,725,037
Futures contracts	29,563	0	0	29,563
Total assets	$390,921,214	$60,833,386	$0	$451,754,600

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. All other assets and liabilities are reported at their market value at measurement date.

The Portfolios recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2015, the Portfolios did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fees

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio.

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	57

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.20% and declining to 0.15% as the average daily net assets of each Portfolio increase. For the year ended May 31, 2015, the advisory fee was equivalent to an annual rate of 0.20% of each Portfolio’s average daily net assets.

Funds Management also serves as the adviser to and is entitled to receive a fee from each affiliated Master Portfolio and affiliated Underlying Fund for those services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Portfolio and is paid an annual subadvisory fee of 0.15% of the average daily net assets of each Portfolio.

Administration fee

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Portfolio an annual fee starting at 0.31% and declining to 0.29% as the average daily net assets of each Portfolio increase. For the year ended May 31, 2015, the administration fee for each Portfolio was equivalent to an annual rate of 0.31% of each Portfolio’s average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios. Funds Management has committed through September 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap each Portfolio’s expenses at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for each Portfolio pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Portfolio, at an annual rate of 0.75% of each Portfolio’s average daily net assets.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Portfolio shares and a contingent sales charge on the redemption of certain shares. For the year ended May 31, 2015, Funds Distributor received the following amounts in front-end sales charges:

Front-end sales charges
WealthBuilder Conservative Allocation Portfolio	$19,265
WealthBuilder Moderate Balanced Portfolio	31,298
WealthBuilder Growth Balanced Portfolio	22,628
WealthBuilder Growth Allocation Portfolio	10,434
WealthBuilder Equity Portfolio	2,510
WealthBuilder Tactical Equity Portfolio	6,186

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Portfolio is charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

58	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2015 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
WealthBuilder Conservative Allocation Portfolio	$634,670,260	$318,978,731	$613,021,260	$357,088,906
WealthBuilder Moderate Balanced Portfolio	760,736,563	415,296,710	734,787,364	404,881,383
WealthBuilder Growth Balanced Portfolio	579,415,428	386,013,438	559,651,206	305,261,144
WealthBuilder Growth Allocation Portfolio	110,057,613	161,454,950	106,303,479	115,003,999
WealthBuilder Equity Portfolio	0	40,245,864	0	33,165,642
WealthBuilder Tactical Equity Portfolio	0	135,686,906	0	115,070,893

*	The Portfolios seek to achieve their investment objective by investing some of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Portfolio’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of the affiliated and unaffiliated Underlying Funds in which the Portfolios invest are actual aggregate purchases and sales of those investments.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Portfolio or which the Portfolio has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchases	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
WealthBuilder Conservative Allocation Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class	124,956	25,694	26,458	124,192	$2,651,507	$31,310	$0
Wells Fargo Advantage Endeavor Select Fund Institutional Class	352,934	121,617	91,129	383,422	5,394,744	0	675,172
Wells Fargo Advantage Government Securities Fund Institutional Class	9,842,243	573,748	2,295,801	8,120,190	91,433,339	1,228,009	0
Wells Fargo Advantage Large Cap Growth Fund Institutional Class	113,706	25,341	29,513	109,534	5,369,343	3,315	225,873
Wells Fargo Advantage Short Duration Government Bond Fund Institutional Class	16,122,120	809,063	6,874,114	10,057,069	101,375,256	1,625,055	0
Wells Fargo Advantage Small Cap Value Fund Institutional Class	116,827	51,680	26,047	142,460	4,028,783	26,761	631,491
						$2,914,450	$1,532,536
WealthBuilder Moderate Balanced Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class	377,318	73,048	45,188	405,178	$8,650,556	$99,053	721,554
Wells Fargo Advantage Endeavor Select Fund Institutional Class	1,054,814	313,962	106,984	1,261,792	17,753,420	0	2,152,851
Wells Fargo Advantage Government Securities Fund Institutional Class	10,790,243	1,011,403	2,066,882	9,734,764	109,613,447	1,415,843	0
Wells Fargo Advantage Large Cap Growth Fund Institutional Class	337,208	62,422	40,254	359,376	17,616,603	10,590	0
Wells Fargo Advantage Short Duration Government Bond Fund Institutional Class	15,700,980	1,188,775	6,812,738	10,077,017	101,576,334	1,589,122	0
Wells Fargo Advantage Small Cap Value Fund Institutional Class	343,845	134,560	11,687	466,718	13,198,793	85,120	2,008,667
						$3,199,728	$4,883,072

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	59

	Shares, beginning of period	Shares purchases	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
WealthBuilder Growth Balanced Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class	622,240	96,856	28,100	690,996	$14,752,765	$156,842	$0
Wells Fargo Advantage Endeavor Select Fund Institutional Class	1,744,997	479,141	79,997	2,144,141	30,168,068	0	3,692,416
Wells Fargo Advantage Government Securities Fund Institutional Class	10,704,744	1,890,884	2,574,661	10,020,967	112,836,084	1,411,081	0
Wells Fargo Advantage Large Cap Growth Fund Institutional Class	558,091	91,869	37,807	612,153	30,007,723	18,172	1,238,993
Wells Fargo Advantage Small Cap Value Fund Institutional Class	571,925	220,081	671	791,335	22,378,952	142,718	3,358,759
						$1,728,813	$8,290,168
WealthBuilder Growth Allocation Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class	353,801	74,213	16,496	411,518	$8,785,904	$91,337	$0
Wells Fargo Advantage Endeavor Select Fund Institutional Class	973,625	301,162	5,450	1,269,337	17,859,568	0	2,086,860
Wells Fargo Advantage Government Securities Fund Institutional Class	2,095,468	549,882	901,549	1,743,801	19,635,203	271,376	0
Wells Fargo Advantage Large Cap Growth Fund Institutional Class	310,007	57,841	4,402	363,446	17,816,112	10,338	704,344
Wells Fargo Advantage Small Cap Value Fund Institutional Class	316,069	159,414	761	474,722	13,425,146	80,345	1,893,179
						$453,396	$4,684,383
WealthBuilder Equity Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class	151,324	47,205	26,321	172,208	$3,676,632	$41,441	$0
Wells Fargo Advantage Endeavor Select Fund Institutional Class	573,769	113,837	54,089	633,517	8,913,582	0	1,046,084
Wells Fargo Advantage Large Cap Growth Fund Institutional Class	184,176	15,985	18,834	181,327	8,888,673	5,140	350,261
Wells Fargo Advantage Small Cap Value Fund Institutional Class	95,232	43,233	7,268	131,197	3,710,247	22,889	540,080
						$69,470	$1,936,425
WealthBuilder Tactical Equity Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund Institutional Class	464,763	128,904	72,441	521,226	$11,128,184	$115,895	$0
Wells Fargo Advantage Endeavor Select Fund Institutional Class	1,323,581	421,272	148,793	1,596,060	22,456,560	0	2,696,967
Wells Fargo Advantage Large Cap Growth Fund Institutional Class	422,618	87,954	54,098	456,474	22,376,362	13,251	903,923
Wells Fargo Advantage Small Cap Value Fund Institutional Class	428,042	203,966	34,701	597,307	16,891,844	105,181	2,481,909
						$234,327	$6,082,799

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2015, the Portfolios entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

60	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

At May 31, 2015, the Portfolios had long and short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2015	Unrealized gains (losses)
WealthBuilder Conservative Allocation Portfolio	6-15-2015	Goldman Sachs	50 Short	Euro FX Futures	$6,864,375	$(33,814)
	6-15-2015	Goldman Sachs	52 Short	Japanese Yen Futures	5,240,300	114,790
	6-19-2015	Goldman Sachs	173 Long	EURO STOXX 50 Index	6,768,010	(56,731)
	9-21-2015	Goldman Sachs	44 Short	U.S. Treasury Bonds	6,847,500	(41,012)
WealthBuilder Moderate Balanced Portfolio	6-15-2015	Goldman Sachs	171 Short	Japanese Yen Futures	17,232,525	378,693
	6-15-2015	Goldman Sachs	163 Short	Euro FX Futures	22,377,863	(111,453)
	6-19-2015	Goldman Sachs	568 Long	EURO STOXX 50 Index	22,220,982	(186,217)
	9-21-2015	Goldman Sachs	143 Short	U.S. Treasury Bonds	22,254,375	(133,290)
WealthBuilder Growth Balanced Portfolio	6-15-2015	Goldman Sachs	185 Short	Euro FX Futures	25,398,188	(150,550)
	6-15-2015	Goldman Sachs	290 Short	Japanese Yen Futures	29,224,750	645,022
	6-19-2015	Goldman Sachs	646 Long	EURO STOXX 50 Index	25,272,455	(217,190)
	9-21-2015	Goldman Sachs	162 Short	U.S. Treasury Bonds	25,211,250	(151,000)
WealthBuilder Growth Allocation Portfolio	6-15-2015	Goldman Sachs	82 Short	Euro FX Futures	11,257,575	(56,772)
	6-15-2015	Goldman Sachs	172 Short	Japanese Yen Futures	17,333,300	386,963
	6-19-2015	Goldman Sachs	287 Long	EURO STOXX 50 Index	11,227,856	(95,352)
	9-21-2015	Goldman Sachs	72 Short	U.S. Treasury Bonds	11,205,000	(67,111)
WealthBuilder Tactical Equity Portfolio	6-15-2015	Goldman Sachs	215 Short	Japanese Yen Futures	21,666,625	481,888

The Portfolios had average notional amounts in futures contracts outstanding during the year ended May 31, 2015 as follows:

	Long contracts	Short contracts
WealthBuilder Conservative Allocation Portfolio	$12,781,306	$18,213,302
WealthBuilder Moderate Balanced Portfolio	39,528,236	57,284,378
WealthBuilder Growth Balanced Portfolio	43,195,472	69,504,686
WealthBuilder Growth Allocation Portfolio	18,714,368	33,012,472
WealthBuilder Tactical Equity Portfolio	0	13,900,059

As of May 31, 2015, WealthBuilder Conservative Allocation Portfolio Fund had segregated $10,000 as cash collateral for open futures contracts.

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	61

The fair value of derivative instruments as of May 31, 2015 was as follows for WealthBuilder Conservative Allocation Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$0		Payable for daily variation margin on open futures contracts	$35,750	*
Equity contracts	Receivable for daily variation margin on open futures contracts	0		Payable for daily variation margin on open futures contracts	145,481	*
Foreign currency contracts	Receivable for daily variation margin on open futures contracts	7,150	*	Payable for daily variation margin on open futures contracts	15,365	*
		$7,150			$196,596

*	Only the current day’s variation margin as of May 31, 2015 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2015 was as follows for WealthBuilder Conservative Allocation Portfolio:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$(799,505)	$46,259
Equity contracts	2,864,114	(669,721)
Foreign currency contracts	938,942	80,976
	$3,003,551	$(542,486)

The fair value of derivative instruments as of May 31, 2015 was as follows for WealthBuilder Moderate Balanced Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$0		Payable for daily variation margin on open futures contracts	$116,188	*
Equity contracts	Receivable for daily variation margin on open futures contracts	0		Payable for daily variation margin on open futures contracts	477,568	*
Foreign currency contracts	Receivable for daily variation margin on open futures contracts	23,513	*	Payable for daily variation margin on open futures contracts	50,615	*
		$23,513			$644,371

*	Only the current day’s variation margin as of May 31, 2015 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2015 was as follows for WealthBuilder Moderate Balanced Portfolio:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$(2,458,747)	$126,860
Equity contracts	8,834,969	(2,025,187)
Foreign currency contracts	3,015,355	267,240
	$9,391,577	$(1,631,087)

62	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

The fair value of derivative instruments as of May 31, 2015 was as follows for WealthBuilder Growth Balanced Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$0		Payable for daily variation margin on open futures contracts	$131,625	*
Equity contracts	Receivable for daily variation margin on open futures contracts	0		Payable for daily variation margin on open futures contracts	542,386	*
Foreign currency contracts	Receivable for daily variation margin on open futures contracts	39,875	*	Payable for daily variation margin on open futures contracts	57,470	*
		$39,875			$731,481

*	Only the current day’s variation margin as of May 31, 2015 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2015 was as follows for WealthBuilder Growth Balanced Portfolio:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$(2,669,885)	$129,104
Equity contracts	9,471,339	(2,199,191)
Foreign currency contracts	4,451,914	494,472
	$11,253,368	$(1,575,615)

The fair value of derivative instruments as of May 31, 2015 was as follows for WealthBuilder Growth Allocation Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$0		Payable for daily variation margin on open futures contracts	$58,500	*
Equity contracts	Receivable for daily variation margin on open futures contracts	0		Payable for daily variation margin on open futures contracts	241,487	*
Foreign currency contracts	Receivable for daily variation margin on open futures contracts	23,650	*	Payable for daily variation margin on open futures contracts	25,765	*
		$23,650			$325,752

*	Only the current day’s variation margin as of May 31, 2015 is reported separately on the Statemensts of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2015 was as follows for WealthBuilder Growth Allocation Portfolio:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$(1,158,559)	$52,575
Equity contracts	4,035,032	(933,105)
Foreign currency contracts	2,368,078	330,191
	$5,244,551	$(550,339)

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	63

For WealthBuilder Tactical Equity Portfolio the receivable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains on futures contracts are reflected in the Statements of Operations.

For certain types of derivative transactions, the Portfolio has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
WealthBuilder Conservative Allocation Portfolio	Futures – variation margin	Goldman Sachs	$7,150	$(7,150)	$0	$0
WealthBuilder Moderate Balanced Portfolio	Futures – variation margin	Goldman Sachs	23,513	(23,513)	0	0
WealthBuilder Growth Balanced Portfolio	Futures – variation margin	Goldman Sachs	39,875	(39,875)	0	0
WealthBuilder Growth Allocation Portfolio	Futures – variation margin	Goldman Sachs	23,650	(23,650)	0	0
WealthBuilder Tactical Equity Portfolio	Futures – variation margin	Goldman Sachs	29,563	0	0	29,563

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
WealthBuilder Conservative Allocation Portfolio	Futures – variation margin	Goldman Sachs	$196,596	$(7,150)	$(189,446)	$0
WealthBuilder Moderate Balanced Portfolio	Futures – variation margin	Goldman Sachs	644,371	(23,513)	(620,858)	0
WealthBuilder Growth Balanced Portfolio	Futures – variation margin	Goldman Sachs	731,481	(39,875)	(691,606)	0
WealthBuilder Growth Allocation Portfolio	Futures – variation margin	Goldman Sachs	325,752	(23,650)	(302,102)	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Portfolios are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual

64	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

commitment fee equal to 0.10% of the unused balance is allocated to each participating Portfolio. For the year ended May 31, 2015, the Portfolios paid the following amounts in commitment fees:

Commitment fee
WealthBuilder Conservative Allocation Portfolio	$623
WealthBuilder Moderate Balanced Portfolio	958
WealthBuilder Growth Balanced Portfolio	1,392
WealthBuilder Growth Allocation Portfolio	603
WealthBuilder Equity Portfolio	204
WealthBuilder Tactical Equity Portfolio	620

During the year ended May 31, 2015, the Portfolios had the following borrowing activity:

	Average borrowings outstanding	Average interest rate	Interest paid
WealthBuilder Conservative Allocation Portfolio	$32,555	1.37%	$446
WealthBuilder Tactical Equity Portfolio	17,810	1.37%	244

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014, were as follows:

	Ordinary income		Long-term capital gain
	2015	2014	2015	2014
WealthBuilder Conservative Allocation Portfolio	$6,136,988	$7,074,810	$8,353,067	$18,969,113
WealthBuilder Moderate Balanced Portfolio	8,323,885	15,413,601	22,290,686	34,453,792
WealthBuilder Growth Balanced Portfolio	7,084,736	2,254,368	31,685,911	0
WealthBuilder Growth Allocation Portfolio	3,617,950	43,287	17,215,777	4,017,022

As of May 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
WealthBuilder Conservative Allocation Portfolio	$2,320,096	$9,579,433	$25,045,502	$0	$0
WealthBuilder Moderate Balanced Portfolio	4,835,427	25,917,639	64,050,592	0	0
WealthBuilder Growth Balanced Portfolio	2,568,962	40,178,135	103,357,246	0	0
WealthBuilder Growth Allocation Portfolio	0	22,967,693	55,471,208	(311,623)	0
WealthBuilder Equity Portfolio	0	0	34,395,255	(223,510)	(5,980,330)
WealthBuilder Tactical Equity Portfolio	0	0	83,477,680	(1,084,514)	(46,775,643)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

11. SUBSEQUENT DISTRIBUTION

On June 24, 2015, WealthBuilder Conservative Allocation Portfolio declared distributions from net investment income in the amount of $0.00125 per share to shareholders of record on June 23, 2015. This amount was paid to shareholders on June 25, 2015. This distribution is not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the tax year-end of the Portfolio.

Report of independent registered public accounting firm	Wells Fargo Advantage WealthBuilder Portfolios	65

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (the “Funds”), six of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the transfer agents and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of the Wells Fargo Funds Trust as of May 31, 2015, the results of their operations for the year then ended, change in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2015

66	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2015:

Long-term capital gain distributions
WealthBuilder Conservative Allocation Portfolio	$8,353,067
WealthBuilder Moderate Balanced Portfolio	22,290,686
WealthBuilder Growth Balanced Portfolio	31,685,911
WealthBuilder Growth Allocation Portfolio	17,215,777

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2015 have been designated as qualified dividend income (QDI):

QDI
WealthBuilder Growth Balanced Portfolio	$591,454
WealthBuilder Growth Allocation Portfolio	462,955

For the fiscal year ended May 31, 2015, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
WealthBuilder Conservative Allocation Portfolio	$1,000,778
WealthBuilder Moderate Balanced Portfolio	1,183,664
WealthBuilder Growth Balanced Portfolio	833,561
WealthBuilder Growth Allocation Portfolio	157,501

For the fiscal year ended May 31, 2015, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
WealthBuilder Conservative Allocation Portfolio	$3,682,897
WealthBuilder Moderate Balanced Portfolio	4,617,986
WealthBuilder Growth Balanced Portfolio	3,319,782
WealthBuilder Growth Allocation Portfolio	2,321,645

For the fiscal year ended May 31, 2015, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income
WealthBuilder Conservative Allocation Portfolio	1.63%
WealthBuilder Moderate Balanced Portfolio	1.35%
WealthBuilder Growth Balanced Portfolio	1.11%

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	67

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

68	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	69

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

70	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (collectively, the “Funds”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Funds’ Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Funds as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	71

the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board noted that the services to be provided to the Funds pursuant to the Management Agreement combined the advisory services previously provided to the Funds pursuant to the Funds’ Advisory Agreement with the Fund-level administrative services previously provided to the Funds pursuant to the Funds’ Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Funds.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Funds over various time periods ended March 31, 2015. The Board considered each Fund’s performance results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe.

The Board noted that the performance of each Fund relative to its respective Universe was as follows: (i) the performance of the WealthBuilder Conservative Allocation Portfolio was lower than the average performance of its Universe for all periods under review except the first quarter of 2015; (ii) the performance of the WealthBuilder Equity Portfolio was higher than the average performance of its Universe for all periods under review except the ten-year period; (iii) the performance of the WealthBuilder Growth Allocation Portfolio was lower than the average performance of its Universe for all periods under review except the first quarter of 2015 and the five-year period; (iv) the performance of the WealthBuilder Growth Balanced Portfolio was lower than the average performance of its Universe for all periods under review except the first quarter of 2015; (v) the performance of the WealthBuilder Moderate Balanced Portfolio was lower than the average performance of its Universe for all periods under review except the first quarter of 2015; and (vi) the performance of the WealthBuilder Tactical Equity Portfolio was lower than the average performance of its Universe for all periods under review except the one- and five-year periods.

The Board also noted that the performance of each Fund relative to its respective benchmark was as follows: (i) the performance of the WealthBuilder Conservative Allocation Portfolio was lower than the performance of its benchmark, the WealthBuilder Conservative Allocation Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review; (ii) the performance of the WealthBuilder Equity Portfolio was lower than the performance of its benchmark, the WealthBuilder Equity Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except the first quarter of 2015; (iii) the performance of the WealthBuilder Growth Allocation Portfolio was lower than the performance of its benchmark, the WealthBuilder Growth Allocation Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except the first quarter of 2015; (iv) the performance of the WealthBuilder Growth Balanced Portfolio was lower than the performance of its benchmark, the WealthBuilder Growth Balanced Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except the first quarter of 2015; (v) the performance of the WealthBuilder Moderate Balanced Portfolio was lower than the performance of its benchmark, the WealthBuilder Moderate Balanced Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except the first quarter of 2015; and (vi) the performance of the WealthBuilder Tactical Equity Portfolio was lower than the performance of its benchmark, the WealthBuilder Tactical Equity Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except the first quarter of 2015.

The Board received information concerning, and discussed factors contributing to, the underperformance of certain Funds for certain periods as noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to the market conditions and investment decisions that affected the relevant Funds’ performance, and of recent improved performance. The Board noted that a new portfolio management team assumed investment management responsibilities for the Funds in 2013.

The Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory,

72	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios for each Fund in comparison to the median ratios of funds in expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Based on the Lipper reports, the Board noted that: (i) the net operating expense ratio of the WealthBuilder Conservative Allocation Portfolio, including underlying mutual fund expenses, was in range of the median net operating expense ratio of its expense Group; (ii) the net operating expense ratio of the WealthBuilder Equity Portfolio, including underlying mutual fund expenses, was equal to the median net operating expense ratio of its expense Group; (iii) the net operating expense ratio of the WealthBuilder Growth Allocation Portfolio, including underlying mutual fund expenses, was higher than the median net operating expense ratio of its expense Group; (iv) the net operating expense ratio of the WealthBuilder Growth Balanced Portfolio, including underlying mutual fund expenses, was higher than the median net operating expense ratio of its expense Group; (v) the net operating expense ratio of the WealthBuilder Moderate Balanced Portfolio, including underlying mutual fund expenses, was higher than the median net operating expense ratio of its expense Group; and (vi) the net operating expense ratio of the WealthBuilder Tactical Equity Portfolio, including underlying mutual fund expenses, was equal to the median net operating expense ratio of its expense Group. The Board noted that the Funds invest in both proprietary and non-proprietary underlying mutual funds, while many of the funds included in each expense Group invested only in proprietary funds.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Funds under the Management Agreement will incorporate the advisory fee and administration fee previously payable separately by the Funds under each Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Funds with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rate for each Fund was higher than the average rate for the Fund’s expense Group. The Board also noted that the Funds are among the few funds-of-funds utilizing non-proprietary underlying funds.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	73

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Funds’ advisory and management fee structures, and the Funds’ administration fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

74	Wells Fargo Advantage WealthBuilder Portfolios	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PIK	— Payment-in-kind
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian leu
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

234458 07-15 AWBP/AR102 05-15

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	May 31, 2015	May 31, 2014
Audit fees	$238,000	$184,120
Audit-related fees	—	—
Tax fees (1)	64,760	50,600
All other fees	—	—

	$302,760	$234,720

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: July, 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: July, 27, 2015

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: July, 27, 2015

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: July, 27, 2015